[GRAPHIC]

[FIRST AMERICAN FUNDS(TM) LOGO]

2002 ANNUAL REPORT

TAX FREE BOND FUNDS

OUR STRENGTH

WE ARE A PERFORMANCE-DRIVEN, INDEPENDENT-STYLE FIRM, BACKED BY THE RESOURCES AND STABILITY OF A LEADING FINANCIAL ORGANIZATION.

OUR GOAL

SUPERIOR LONG-TERM PERFORMANCE.

OUR PLEDGE

WE TAILOR OUR APPROACH TO YOUR INVESTMENT NEEDS AND MEASURE OUR PERFORMANCE AGAINST YOUR GOALS.

FIRST AMERICAN FUNDS

ON THE COVER

OUR CORPORATE CONSTITUTION

THIS STATEMENT IS DESIGNED TO CAPTURE THE CHARACTER AND AMBITION OF OUR FIRM. WE ARE FOUNDED ON STRENGTH, FOCUSED ON OUR GOAL, AND COMMITTED TO OUR PLEDGE.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN FUNDS.

TABLE OF CONTENTS

MESSAGE TO SHAREHOLDERS                          1
REPORT OF INDEPENDENT AUDITORS                  31
SCHEDULE OF INVESTMENTS                         32
STATEMENTS OF ASSETS AND LIABILITIES            78
STATEMENTS OF OPERATIONS                        80
STATEMENTS OF CHANGES IN NET ASSETS             82
FINANCIAL HIGHLIGHTS                            86
NOTES TO FINANCIAL STATEMENTS                   92
NOTICE TO SHAREHOLDERS                         101

OUR FUND FAMILY

HIGHER RISK AND RETURN POTENTIAL

SECTOR FUNDS

INTERNATIONAL FUNDS

SMALL CAP FUNDS

MID CAP FUNDS

LARGE CAP FUNDS

INDEX FUNDS

GROWTH & INCOME FUNDS

ASSET ALLOCATION FUNDS

INCOME FUNDS

Tax Free Income Funds

  - California Intermediate Tax Free

  - Colorado Intermediate Tax Free

  - Intermediate Tax Free

  - Minnesota Intermediate Tax Free

  - Oregon Intermediate Tax Free

  - Arizona Tax Free

  - California Tax Free

  - Colorado Tax Free

  - Minnesota Tax Free

  - Missouri Tax Free

  - Nebraska Tax Free

  - Ohio Tax Free

  - Tax Free

MONEY MARKET FUNDS

LOWER RISK AND RETURN POTENTIAL

INCOME FROM TAX-EXEMPT FUNDS MAY BE SUBJECT TO STATE AND LOCAL TAXES AND A PORTION OF INCOME MAY BE SUBJECT TO THE STATE AND/OR FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. FEDERAL INCOME TAX RULES WILL APPLY TO ANY CAPITAL GAINS DISTRIBUTIONS.

MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS NOVEMBER 15, 2002

DEAR SHAREHOLDERS:

In these times of challenges and uncertainty that affect nearly all investors, we want to thank you for the confidence you've shown in the First American Funds family. Although this past year has been a trying time for many of us, with numerous obstacles thrown in our path, our commitment to your financial success is stronger than ever.

We continue to put the full extent of our resources and capabilities to work for your benefit, which includes better focusing those resources to serve your needs. One way we have accomplished this goal is by merging funds with similar investment objectives within our fund family. This has enabled us to add new products to better serve your needs with existing resources. We also continue to make advancements to our website, firstamericanfunds.com, a valuable tool for your investing needs.

The importance of a diversified portfolio is as imperative now as it ever has been. At First American Funds, we provide a wide variety of investment vehicles to fit your investing needs, including the addition of new products to our existing line-up. This past year we added three new funds: the Ohio Tax Free Fund, which has an objective of providing income generally exempt from both state of Ohio and federal income tax; the Short Tax Free Fund, which has an objective of providing current income exempt from federal income tax to the extent consistent with preservation of capital; and the Intermediate Government Bond Fund, which has an objective of providing current income that is exempt from state income tax, to the extent consistent with preservation of capital. In addition, to help those of you working hard to save for college education for yourselves, your children, or your grandchildren, First American funds are now offered in a tax-advantaged 529 college savings plan. By continuing to make improvements such as these, we strive to provide answers to your ever-changing financial needs.

We invite you to take a few minutes to review the results of the past year and the associated comments on the performance of the markets and your funds in the pages of this annual report. Once again, thank you for your support of the First American family of funds.


Sincerely,


/s/ Virginia L. Stringer

VIRGINIA L. STRINGER
CHAIRPERSON OF THE BOARD
FIRST AMERICAN INVESTMENT FUNDS, INC.


/s/ Thomas S. Schreier, Jr.

THOMAS S. SCHREIER, JR.
PRESIDENT
FIRST AMERICAN INVESTMENT FUNDS, INC.


/s/ Mark Jordahl

MARK JORDAHL
VICE PRESIDENT, INVESTMENTS
FIRST AMERICAN INVESTMENT FUNDS, INC.

A TIME OF CHALLENGE AND UNCERTAINTY

[GRAPHIC]

Investors may be relieved that the past year is behind us. Rarely have there been periods where the investment markets were more difficult as the bear market environment, which began in early 2000, continued in full force.

A wide array of challenges emerged over the past year to disrupt the investing environment. In October 2001, the nation was still reeling from the impact of the unprecedented terrorist attacks of September 11 and subsequent threats. War in Afghanistan was imminent and, later, tensions rose in the Middle East and between India and Pakistan, threatening to broaden the conflict. At home, corporate accounting problems that first came to prominence with the Enron scandal spread to a number of other prominent companies. On the economic front, the recovery that appeared to begin in early 2002 suddenly became less vibrant than many expected. Ultimately, there was little positive news to encourage investors.

STOCKS RISE, THEN FALL

What began as an optimistic view of the economy caused a brief rally in stocks in the closing months of 2001. However, the optimism faded as bad news overwhelmed the positive signals. This included limited spending by companies on new equipment. While government spending increased, particularly in areas related to defense and homeland security, it was up to consumers to keep the economy afloat.

Unfortunately, this wasn't enough to improve corporate profitability to levels that could sustain stock prices. Although large-cap stocks were the hardest hit sector of the market, small- and mid-cap stocks also could not avoid the general weakness that dominated the market.

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[GRAPHIC]

BONDS THE BENEFICIARY AGAIN

Interest rates began this past fiscal year at fairly low levels and, surprisingly, continued to decline for much of the year. This was a reflection of both a weaker-than-expected economic recovery and a desire by investors to find less volatile alternatives for their money. Once again, U.S. Treasury securities, as well as tax-exempt bonds issued by government entities, were the biggest beneficiaries of the interest-rate trend. But not all parts of the bond market participated in the rally. Corporate bonds, particularly those from lower-rated issuers, were negatively affected by many of the same factors that plagued the equity markets.

POSITIVE FUNDAMENTALS FIGHT FOR CENTER STAGE

While the economy is growing and corporate profits are improving, the headlines of the day have proven to be extremely distracting. Still, there are reasons to believe that better times are ahead. The U.S. economy is likely to continue to grow at a moderate level without triggering any serious inflation threat. As a result, the environment should improve for the stock market and still remain viable for bond investors. However, it seems likely that markets will continue to be somewhat volatile for the foreseeable future.

Now, more than ever, it is important to be aware of all of the investment options available to you. A valuable lesson of the extended bear market is that an appropriately diversified portfolio is critical to help you both achieve your goals and do so within your comfort level. We're proud to offer you a full range of options in the First American family of funds that can help keep you on the right path in order to meet your financial goals. Thanks to our wide variety of investment choices, we're confident you can find solutions to help fulfill your objectives for years to come.

ARIZONA TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND ARIZONA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

With the economy in a state of flux, municipal bonds proved to be an attractive market for investors for the fiscal year ended September 30, 2002. The First American Arizona Tax Free Fund (the "Fund") Class Y shares returned 8.95% for its fiscal year (Class A shares rose 8.69% on net asset value). By comparison, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index, returned 8.93%, and the Lipper Arizona Municipal Debt Funds Average returned 7.58% over the same period*.

Although the fiscal year began with the U.S. economy appearing to be on the rebound from a mild recession, investors quickly became discouraged by persistent signs that the rebound would not be a smooth one. As uncertainties multiplied due to issues such as increasing world tensions and corporate governance problems, municipal bonds were viewed as a source of security for investors. Money flowed into this portion of the market, helping drive interest rates lower and bond values higher.

The Fund benefited from heavy exposure to insured municipal bonds, a sector that performed very well in an environment where investors focused on higher-quality securities. Strong positions in transportation, education, and health care issues also worked to the portfolio's advantage, as all three groups enjoyed good returns. In addition, the Fund took a constructive stance in terms of its interest-rate sensitivity, which helped it capitalize on falling interest-rate trends. The Fund's overweight exposure to the multi-family housing sector detracted from its performance as it was one of the lower performing sectors in the portfolio.

While the supply of municipal bond issues in Arizona has been strong, demand has managed to keep up with supply, helping to maintain favorable price trends. As signs of an economic recovery become apparent, there may be an effort to add more bonds from lower-rated issuers that pay a higher yield. Careful, in-house scrutiny of issuers can help identify bonds that should be positioned to perform well in the future. A clear concern is whether interest rates will begin to rise from the historically low levels they reached by the end of the period, a situation that will be closely monitored, with adjustments made accordingly.

In general, it is anticipated that with continued low inflation and expectations of only modest economic growth, the municipal bond market may offer relative stability in the months ahead. All signs point to continued reasonable demand for tax-free bonds, which should help the performance of the Fund going forward.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                             SINCE INCEPTION(5)
                                                    1 YEAR       2/01/2000
-------------------------------------------------------------------------------
Class A NAV                                          8.69%        10.34%

Class A POP                                          4.05%         8.57%

Class C NAV                                          8.28%         9.93%

Class C POP                                          6.22%         9.52%

Class Y                                              8.95%        10.60%

Lehman 7-Year Municipal Bond Index(3)                8.93%        10.10%

Lipper AZ Municipal Debt Funds Average(4)            7.58%         8.78%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                    FIRST AMERICAN ARIZONA         FIRST AMERICAN ARIZONA         LEHMAN MUNICIPAL
                TAX FREE FUND, CLASS A NAV     TAX FREE FUND, CLASS A POP            BOND INDEX(3)
2/2000                         $    10,000                    $     9,579               $   10,000
9/2000                         $    10,810                    $    10,355               $   10,624
9/2001                         $    11,945                    $    11,442               $   11,729
9/2002                         $    12,996                    $    12,448               $   12,776

[CHART]

CLASS Y

                FIRST AMERICAN ARIZONA
                TAX FREE FUND, CLASS Y         LEHMAN MUNICIPAL BOND INDEX(3)
2/2000                     $    10,000                            $    10,000
9/2000                     $    10,836                            $    10,624
9/2001                     $    12,002                            $    11,729
9/2002                     $    13,076                            $    12,776

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper AZ Municipal Debt Funds category includes funds that limit assets to those securities that are exempt from Arizona state taxation.

(5) The since inception performance of the index for each class is calculated from the month end following the inception of the class.

CALIFORNIA INTERMEDIATE TAX FREE

Investment Objective: CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL

Interest rates continued to move in a favorable direction, helping to maintain a positive environment for municipal bond investors. The First American California Intermediate Tax Free Fund (the "Fund") Class Y shares returned 8.05% for the fiscal year ended September 30, 2002 (Class A shares rose 8.01% on net asset value). The Fund's benchmark, the Lehman 7-Year Municipal Bond Index, was up 9.00%, and the Lipper California Intermediate Municipal Debt Funds Average returned 7.71% over the same period*.

The primary driver of positive Fund performance was the general trend toward lower interest rates that existed for much of the period, most notably in the closing months of the year. Investors showed a clear preference for high-quality investments, and government entities that issue tax-free bonds were viewed as a reasonably safe haven. Assets flowed into the municipal bond market at a healthy pace, helping to keep interest rates in check even as the supply of new bond issues reached fairly high levels.

With the Federal Reserve holding short-term interest rates steady since early 2002, it appeared that the best opportunities would lie with intermediate-term issues. The Fund put increased emphasis on bonds in the 15-year maturity range, which proved to be effective, as interest rates moved lower in that segment of the market and rates stabilized on short-term securities.

In addition, the Fund enjoyed solid performance from its holdings in a number of zero-coupon securities. High-quality bonds from health care issuers also performed well.

California's state budget and forecasted cash flows are currently under pressure due to declines in state income tax collections (notably stock market-related) and lack of reimbursement for electricity purchases. Yet, relatively speaking, this should not detract from the allure of California municipals as an alternative to other taxable fixed-income sectors with their own "attendant risks." California will in all likelihood bring several multi-billion dollar issues to market in the next few months. This should perpetuate the trend of California performance gyrations relative to the rest of the country.

In general, steady economic growth and continued low inflation should help keep interest rates from rising dramatically, even though the new fiscal year begins with rates at historically low levels. As investment markets remain volatile, flows into municipal bonds are expected to stay fairly high, which should help the Fund continue to operate in a generally favorable environment going forward.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 200

                                                                   SINCE INCEPTION(4)
                                                1 YEAR    5 YEAR       8/08/1997
-------------------------------------------------------------------------------------
Class A NAV                                      8.01%     5.88%          5.92%

Class A POP                                      5.58%     5.40%          5.45%

Class Y                                          8.05%     5.95%          5.96%

Lehman 7-Year Municipal Bond Index(2)            9.00%     6.47%          6.58%

Lipper CA Intermediate Municipal Debt
  Funds Average(3)                               7.71%     5.75%          5.86%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                  FIRST AMERICAN CALIFORNIA      FIRST AMERICAN CALIFORNIA
                INTERMEDIATE TAX FREE FUND,    INTERMEDIATE TAX FREE FUND,    LEHMAN 7-YEAR MUNICIPAL
                                CLASS A NAV                    CLASS A POP              BOND INDEX(2)
8/1997                          $    10,000                     $    9,775                $    10,000
9/1997                          $    10,102                     $    9,875                $    10,106
9/1998                          $    10,890                     $   10,645                $    10,901
9/1999                          $    10,846                     $   10,602                $    10,964
9/2000                          $    11,479                     $   11,221                $    11,622
9/2001                          $    12,444                     $   12,165                $    12,747
9/2002                          $    13,441                     $   13,139                $    13,827

[CHART]

CLASS Y

                 FIRST AMERICAN CALIFORNIA
                INTERMEDIATE TAX FREE FUND,    LEHMAN 7-YEAR MUNICIPAL
                                    CLASS Y              BOND INDEX(2)
8/1997                          $    10,000                 $   10,000
9/1997                          $    10,092                 $   10,106
9/1998                          $    10,879                 $   10,901
9/1999                          $    10,846                 $   10,964
9/2000                          $    11,502                 $   11,622
9/2001                          $    12,468                 $   12,747
9/2002                          $    13,472                 $   13,827

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

(2) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper CA Intermediate Municipal Debt Funds category includes funds that invest at least 65% of assets in municipal debt issues that are exempt from taxation in California, with dollar-weighted maturities of five to ten years.

(4) The since inception performance of the index for each class is calculated from the month end following the inception of the class.

CALIFORNIA TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND CALIFORNIA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

Over the last fiscal year, municipal bonds provided solid returns during a volatile time for investment markets as a whole. The First American California Tax Free Fund (the "Fund") Class Y shares posted a gain of 9.36% for the fiscal year ended September 30, 2002 (Class A shares rose 9.10% on net asset value). The Fund outperformed its benchmark, the Lehman Municipal Bond Index, which was up 8.93%, while the Lipper California Municipal Debt Funds Average returned 7.57% over the same period*.

Although the 12-month period began with interest rates moving higher as signs of improvement in the U.S. economy emerged, the environment changed in the early months of 2002. When the Federal Reserve paused, insofar as it cut short-term interest rates in an effort to boost economic activity, rates on intermediate- and long-term bonds began to decline at a rather steady rate. Yields on U.S. Treasury securities were the biggest beneficiaries of the trend, but municipal bonds followed a similar pattern. Even though a slower U.S. economy created increasing budget concerns for the state of California, performance of their bonds was positive.

The Fund put particular emphasis on bonds in the 15- to 20-year maturity range. This segment of the market performed particularly well when interest rates began to decline, which helped the Fund's overall return. Throughout the year, as is often the case, there was some fluctuation in the performance of California bonds relative to the rest of the country. While that led to some volatility in the portfolio, it also created favorable buying opportunities for the Fund. Most bonds issued by government entities performed well, while industrial development and utility bonds, a small part of the portfolio, lagged somewhat during the year.

California's state credit rating declined slightly during the period due to ongoing concerns about revenue shortfalls in the state. The inflow of investment dollars into the tax-exempt market helped to negate this development. It is anticipated that a number of large new bond issues will come to the market in the months ahead, but at this time, it looks as if it shouldn't create any long-term supply/demand imbalance in the market.

The new fiscal year begins with interest rates at historically low levels. While the year ahead may not prove to be as favorable as the previous 12 months, we expect the environment may not change very quickly. The U.S. economy, while growing, is doing so at only a modest level. As a result, inflation isn't likely to become much of a threat in the near term. Low inflation typically helps keep interest rates from rising significantly. While the municipal bond market has seen a substantial amount of new issues flood the market-issuance in California is up 20% vs. last year-this has been balanced by a heavy flow of investor cash into municipal bonds. As long as an environment of investment uncertainty continues, municipal bonds should retain their attraction to investors in the months to come.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 200

                                                             SINCE INCEPTION(5)
                                                    1 YEAR       2/01/2000
-------------------------------------------------------------------------------
Class A NAV                                          9.10%         10.97%

Class A POP                                          4.42%          9.20%

Class C NAV                                          8.69%         10.59%

Class C POP                                          6.64%         10.18%

Class Y                                              9.36%         11.23%

Lehman Municipal Bond Index(3)                       8.93%          9.94%

Lipper CA Municipal Debt Funds Average(4)            7.57%          9.44%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                       FIRST AMERICAN                 FIRST AMERICAN
            CALIFORNIA TAX FREE FUND,      CALIFORNIA TAX FREE FUND,      LEHMAN MUNICIPAL
                          CLASS A NAV                    CLASS A POP         BOND INDEX(3)
2/2000                       $ 10,000                       $  9,579              $ 10,000
9/2000                       $ 11,023                       $ 10,558              $ 10,624
9/2001                       $ 12,096                       $ 11,586              $ 11,729
9/2002                       $ 13,196                       $ 12,640              $ 12,776

[CHART]

CLASS Y

            FIRST AMERICAN CALIFORNIA     LEHMAN MUNICIPAL
               TAX FREE FUND, CLASS Y        BOND INDEX(3)
2/2000                       $ 10,000             $ 10,000
9/2000                       $ 11,038             $ 10,624
9/2001                       $ 12,141             $ 11,729
9/2002                       $ 13,277             $ 12,776

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper CA Municipal Debt Funds category includes funds that limit assets to those securities that are exempt from California state taxation.

(5) The since inception performance of the index for each class is calculated from the month end following the inception of the class.

COLORADO INTERMEDIATE TAX FREE

Investment Objective: CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND COLORADO STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL

A favorable market environment boosted returns of municipal bonds over the 12-month period ended September 30, 2002. The First American Colorado Intermediate Tax Free Fund (the "Fund") Class Y shares gained 7.83% for the fiscal year (Class A shares returned 7.56% on net asset value). The Fund's benchmark, the Lehman 7-Year Municipal Bond Index, was up 9.00%, while the Lipper Other States Intermediate Municipal Debt Funds Average returned 7.04% during the same period*.

With the U.S. economy stalling a bit in the early stages of its recovery from the recession of 2001, interest rates on Treasury securities declined to levels even below where they finished in the previous fiscal year. Municipal bonds followed a similar pattern, giving bond values a boost, enabling the Fund to generate a positive return for the period.

Throughout much of the year, the Fund used a so-called "barbell" approach, emphasizing a combination of short-term debt securities and bonds with a maturity in the 15-year area. While interest rates remained fairly stable on the short-term end of the market, yields declined significantly on the longer end. Returns from shorter bonds lagged but still produced positive returns. Zero-coupon securities and bonds issued for financing charter schools were among the better performers in the Fund, while housing bonds lagged

With the economy failing to generate the level of growth expected over the last year, one downside has been that state and local governments are facing more budget issues. This could become a factor for the market over the coming year, as issuing entities may see their credit ratings slip due to shortfalls in tax revenues. With the support of an experienced in-house research staff, the Fund's management will carefully monitor the situation and take appropriate steps if concerns should develop.

The new fiscal year begins with interest rates at very low levels from an historical standpoint. While the year ahead may not prove to be as favorable as the previous 12 months, we expect the environment may not change very quickly. The U.S. economy, while growing, is doing so at only a modest level. As a result, inflation isn't likely to become much of a threat in the near term; low inflation typically helps keep interest rates from rising significantly. While the municipal bond market has seen a substantial amount of new issues flood the market, this has been balanced by a heavy flow of investor cash into municipal bonds. As long as an environment of investment uncertainty continues, municipal bonds should remain attractive to investors in the months to come.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                SINCE INCEPTION(4)
                                              1 YEAR   5 YEAR       4/04/1994
----------------------------------------------------------------------------------
Class A NAV                                    7.56%    5.59%          6.09%

Class A POP                                    5.12%    5.12%          5.80%

Class Y                                        7.83%    5.59%          6.09%

Lehman 7-Year Municipal Bond Index(2)          9.00%    6.47%          6.68%

Lipper Other States Intermediate
  Municipal Debt Funds Average(3)              7.04%    5.06%          5.49%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                       FIRST AMERICAN                 FIRST AMERICAN
            COLORADO INTERMEDIATE TAX      COLORADO INTERMEDIATE TAX       LEHMAN 7-YEAR MUNICIPAL
               FREE FUND, CLASS A NAV          FREE FUND CLASS A POP                 BOND INDEX(2)
4/1994                       $ 10,000                       $  9,775                      $ 10,000
9/1994                       $ 10,366                       $ 10,133                      $ 10,129
9/1995                       $ 11,255                       $ 11,002                      $ 11,166
9/1996                       $ 11,749                       $ 11,485                      $ 11,662
9/1997                       $ 12,584                       $ 12,301                      $ 12,593
9/1998                       $ 13,519                       $ 13,215                      $ 13,584
9/1999                       $ 13,400                       $ 13,099                      $ 13,662
9/2000                       $ 13,990                       $ 13,675                      $ 14,481
9/2001                       $ 15,354                       $ 15,009                      $ 15,884
9/2002                       $ 16,515                       $ 16,143                      $ 17,226

[CHART]

CLASS Y

                       FIRST AMERICAN
            COLORADO INTERMEDIATE TAX      LEHMAN 7-YEAR MUNICIPAL
                   FREE FUND, CLASS Y                BOND INDEX(2)
4/1994                       $ 10,000                     $ 10,000
9/1994                       $ 10,376                     $ 10,129
9/1995                       $ 11,255                     $ 11,166
9/1996                       $ 11,749                     $ 11,662
9/1997                       $ 12,584                     $ 12,593
9/1998                       $ 13,507                     $ 13,584
9/1999                       $ 13,363                     $ 13,662
9/2000                       $ 13,966                     $ 14,481
9/2001                       $ 15,317                     $ 15,884
9/2002                       $ 16,516                     $ 17,226

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

(2) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper Other States Intermediate Municipal Debt Funds category includes funds that invest at least 65% of assets in municipal debt issues with dollar-weighted maturities of five to ten years, that are exempt from taxation in a specified state that does not have its own Lipper category.

(4) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

COLORADO TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND COLORADO STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

The First American Colorado Tax Free Fund (the "Fund") Class Y shares posted a return of 10.07% for the fiscal year ended September 30, 2002 (Class A shares returned 9.72% on net asset value). The Fund outpaced its benchmark, the Lehman Municipal Bond Index, which was up 8.93% for the year, while the Lipper Colorado Municipal Debt Funds Average returned 7.81%*.

Although the 12-month period began with the U.S. economy appearing to be on the rebound from a mild recession, investors quickly became discouraged by persistent signs that the rebound would not be a smooth one. As uncertainties multiplied due to issues such as increasing world tensions and corporate governance problems, municipal bonds were viewed as a source of security for investors. Money flowed into this portion of the market, helping drive interest rates lower and bond values higher.

For most of the year, the Fund maintained a constructive stance in terms of the portfolio's interest-rate sensitivity, a tactic that proved beneficial in a declining interest-rate environment. Given the very low levels interest rates reached by the end of the fiscal year, a more cautious stance may be implemented in the future, once clear signs of a more steady economic recovery become apparent.

The Fund's overweight position in the insured sector proved to be a favorable strategy for the portfolio, as higher-quality bonds performed particularly well with a general "flight-to-quality" attitude prominent among investors. The Fund also benefited from higher yields generated by bonds from lower-quality issuers that were still considered to be investment-grade securities. Bonds issued to finance health care facilities and transportation projects were also major contributors.

With the economy failing to generate the level of growth expected over the last year, one downside has been that state and local governments are facing more budget issues. This could become a factor for the Fund over the coming year, as issuing entities may experience credit ratings pressure due to shortfalls in tax revenues. With the support of an experienced in-house research staff, the Fund's management will carefully monitor the situation and take appropriate steps if concerns should develop.

In general, it is anticipated that with continued low inflation and expectations of only modest economic growth, the municipal bond market may offer relative stability in the months ahead. All signs point to continued reasonable demand for tax-free bonds, which should help the performance of the Fund going forward.

ANNUAL PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                     SINCE INCEPTION(5)
                                                      1 YEAR             2/01/2000
---------------------------------------------------------------------------------------
Class A NAV                                            9.72%                11.05%

Class A POP                                            5.07%                 9.27%

Class C NAV                                            9.23%                10.62%

Class C POP                                            7.17%                10.21%

Class Y                                               10.07%                11.37%

Lehman Municipal Bond Index(3)                         8.93%                10.10%

Lipper CO Municipal Debt Funds Average(4)              7.81%                 9.26%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                       FIRST AMERICAN            FIRST AMERICAN
              COLORADO TAX FREE FUND,   COLORADO TAX FREE FUND,        LEHMAN MUNICIPAL
                          CLASS A NAV               CLASS A POP           BOND INDEX(3)
2/2000                       $ 10,000                  $  9,579                $ 10,000
9/2000                       $ 10,780                  $ 10,326                $ 10,624
9/2001                       $ 12,050                  $ 11,542                $ 11,729
9/2002                       $ 13,220                  $ 12,663                $ 12,776

[CHART]

CLASS Y

              FIRST AMERICAN COLORADO          LEHMAN MUNICIPAL
               TAX FREE FUND, CLASS Y             BOND INDEX(3)
2/2000                       $ 10,000                  $ 10,000
9/2000                       $ 10,805                  $ 10,624
9/2001                       $ 12,104                  $ 11,729
9/2002                       $ 13,323                  $ 12,776

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper CO Municipal Debt Funds category includes funds that limit assets to those securities that are exempt from Colorado state taxation.

(5) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

INTERMEDIATE TAX FREE

Investment Objective: CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL

With investors pouring money into municipal bonds, interest rates continued to move lower. The First American Intermediate Tax Free Fund (the "Fund") Class Y shares posted a return of 7.95% for the fiscal year ended September 30, 2002 (Class A shares returned 7.78% on net asset value). In comparison, the Fund's benchmark, the Lehman 7-Year Municipal Bond Index, returned 9.00%, while the Lipper Intermediate Municipal Debt Funds Average returned 7.53% over the same period*.

The most beneficial trend of the past year was a continued decline in interest rates, particularly in the intermediate- and long-term segments of the bond market. With a number of issues ranging from terrorism to corporate accounting problems creating uncertainty in the investment markets, money flowed rapidly into municipal bonds. As a result, yields on municipal issues declined, which worked to the benefit of the portfolio.

The Fund was managed with a fairly constructive stance toward the market in terms of its interest-rate sensitivity. This included emphasizing bonds in the 12- to 15-year maturity range, which performed well as the interest-rate environment improved. Zero-coupon bonds were also a strong performing segment for the Fund during the 12-month period. Industrial development and housing revenue bonds were weaker performers for the year.

The supply of new bond issues was quite heavy for the year, which created some favorable buying opportunities for the Fund. Overall, however, the rapid flows of investment funds into the market helped to keep a healthy balance between the supply of bonds and investor demand, which kept bond prices moving in a positive direction.

A couple of concerns exist as the new fiscal period begins. Interest rates are already at extremely low levels and could move higher as the U.S. economy improves. In addition, many state and local government entities are facing a budget crunch, which could affect their bond ratings. Overall, we remain fairly optimistic about the market's prospects due to municipals' advantageous relative value relationship to taxable fixed-income alternatives and the lack of inflationary pressures. However, we stand ready to make adjustments to the Fund's positioning as needed in the event of market volatility.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                           SINCE INCEPTION(4)
                                         1 YEAR     5 YEARS     10 YEARS      2/04/1994
---------------------------------------------------------------------------------------------
Class A NAV                               7.78%      5.61%        5.50%             --

Class A POP                               5.38%      5.13%        5.26%             --

Class Y                                   7.95%      5.65%          --            5.22%

Lehman 7-Year Muni Bond Index(2)          9.00%      6.47%        6.49%           6.30%

Lipper Intermediate Municipal
  Debt Funds Average(3)                   7.53%      5.55%        5.90%           5.52%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                    FIRST AMERICAN             FIRST AMERICAN
             INTERMEDIATE TAX FREE      INTERMEDIATE TAX FREE              LEHMAN 7-YEAR MUNICIPAL
                 FUND, CLASS A NAV          FUND, CLASS A POP                        BOND INDEX(2)
9/1992                    $ 10,000                   $  9,778                             $ 10,000
9/1993                    $ 10,807                   $ 10,567                             $ 11,091
9/1994                    $ 10,673                   $ 10,436                             $ 11,020
9/1995                    $ 11,649                   $ 11,390                             $ 12,150
9/1996                    $ 12,167                   $ 11,897                             $ 12,690
9/1997                    $ 13,000                   $ 12,711                             $ 13,699
9/1998                    $ 13,915                   $ 13,606                             $ 14,776
9/1999                    $ 13,806                   $ 13,500                             $ 14,861
9/2000                    $ 14,511                   $ 14,188                             $ 15,676
9/2001                    $ 15,843                   $ 15,492                             $ 17,194
9/2002                    $ 17,077                   $ 16,697                             $ 18,742

[CHART]

CLASS Y

                    FIRST AMERICAN
             INTERMEDIATE TAX FREE    LEHMAN 7-YEAR MUNICIPAL
                     FUND, CLASS Y              BOND INDEX(2)
2/1994                    $ 10,000                   $ 10,000
9/1994                    $  9,710                   $  9,932
9/1995                    $ 10,597                   $ 10,948
9/1996                    $ 11,058                   $ 11,435
9/1997                    $ 11,804                   $ 12,347
9/1998                    $ 12,635                   $ 13,319
9/1999                    $ 12,535                   $ 13,396
9/2000                    $ 13,175                   $ 14,199
9/2001                    $ 14,386                   $ 15,575
9/2002                    $ 15,537                   $ 16,889

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

(2) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper Intermediate Municipal Debt Funds category includes funds that invest in municipal debt issues with dollar-weighted maturities of five to ten years.

(4) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

MINNESOTA INTERMEDIATE TAX FREE

Investment Objective: CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND MINNESOTA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL

With interest rates continuing to move lower, municipal bond investors were able to capture positive returns. The First American Minnesota Intermediate Tax Free Fund (the "Fund") Class Y shares gained 7.31% for the fiscal year ended September 30, 2002 (Class A shares returned 7.23% on net asset value). The Fund's benchmark, the Lehman 7-Year Municipal Bond Index, was up 9.00%, and the Lipper Other States Intermediate Municipal Debt Funds Average returned 7.04% over the same period*.

What started out as a time of apparent growing investor optimism about the economy and expectations that interest rates may be on the rise, quickly changed. With global tensions increasing and investor confidence waning in the wake of corporate accounting scandals, expectations about the recovery's strength were diminished. While the Federal Reserve held the line on short-term interest rates in 2002, rates on intermediate- and longer-term securities declined over the final months of the 12-month period.

This environment created positive opportunities for the Fund as increasing emphasis was placed on bonds in the 15-year maturity range in an effort to take advantage of what were favorable interest-rate trends in that part of the yield spectrum. In addition, premium coupon bonds were generally emphasized, as these securities will participate in a rally, while offering better downside protection against the risk of a turnaround in interest rates. To some extent, the Fund's return was muted because there were limited opportunities to add well-structured longer-term securities to the portfolio, which would have provided better returns as interest rates declined. The relative lack of "event risk" and the appeal of stable, tax-free income make municipal bonds a compelling alternative compared to the more credit sensitive sectors of the fixed-income markets. To be sure, the State of Minnesota has its own budget problems which it is trying to remedy with spending cuts, reserve fund draw-downs, and education aid payments deferrals. Yet, relatively speaking, this did not detract from the allure of municipal bonds as an alternative to other taxable fixed-income sectors with their own attendant "event risks."

While the economy clearly seems to be moving in a positive direction, the rate of growth is modest and there is little threat that inflation will soon become a problem. Given these circumstances, it seems likely that interest rates, while possibly moving higher from historically low levels, will not rise dramatically. A fair amount of stability is anticipated in the market, and the Fund should be well-positioned for this environment.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                SINCE INCEPTION(4)
                                         1 YEAR     5 YEARS         2/25/1994
----------------------------------------------------------------------------------
Class A NAV                               7.23%       5.43%           5.26%

Class A POP                               4.77%       4.95%           4.98%

Class Y                                   7.31%       5.44%           5.23%

Lehman 7-Year Municipal Bond Index(2)     9.00%       6.47%           6.30%

Lipper Other States Intermediate
  Municipal Debt Funds Average(3)         7.04%       5.06%           5.06%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                        FIRST AMERICAN                   FIRST AMERICAN
            MINNESOTA INTERMEDIATE TAX       MINNESOTA INTERMEDIATE TAX     LEHMAN 7-YEAR MUNICIPAL
                FREE FUND, CLASS A NAV           FREE FUND, CLASS A POP               BOND INDEX(2)
2/1994                        $ 10,000                         $  9,756                    $ 10,000
9/1994                        $  9,832                         $  9,611                    $  9,932
9/1995                        $ 10,664                         $ 10,424                    $ 10,948
9/1996                        $ 11,176                         $ 10,925                    $ 11,435
9/1997                        $ 11,927                         $ 11,659                    $ 12,347
9/1998                        $ 12,738                         $ 12,452                    $ 13,319
9/1999                        $ 12,683                         $ 12,398                    $ 13,396
9/2000                        $ 13,310                         $ 13,011                    $ 14,199
9/2001                        $ 14,488                         $ 14,162                    $ 15,575
9/2002                        $ 15,536                         $ 15,186                    $ 16,889

[CHART]

CLASS Y

                        FIRST AMERICAN          LEHMAN 7-YEAR MUNICIPAL
            MINNESOTA INTERMEDIATE TAX                    BOND INDEX(2)
                             FREE FUND
2/1994                        $ 10,000                         $ 10,000
9/1994                        $  9,842                         $  9,932
9/1995                        $ 10,663                         $ 10,948
9/1996                        $ 11,175                         $ 11,435
9/1997                        $ 11,892                         $ 12,347
9/1998                        $ 12,703                         $ 13,319
9/1999                        $ 12,648                         $ 13,396
9/2000                        $ 13,262                         $ 14,199
9/2001                        $ 14,440                         $ 15,575
9/2002                        $ 15,496                         $ 16,889

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Minnesota state and federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A shares. Total returns assume reinvestment of all distributions at NAV.

(2) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper Other States Intermediate Municipal Debt Funds category includes funds that invest at least 65% of assets in municipal debt issues with dollar-weighted maturities of five to ten years, that are exempt from taxation in a specified state that does not have its own Lipper category.

(4) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

MINNESOTA TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND MINNESOTA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

An uncertain investment environment added to the attraction of municipal bonds for the fiscal year ended September 30, 2002. The First American Minnesota Tax Free Fund (the "Fund") Class Y shares posted a gain of 7.84% for its fiscal year (Class A shares returned 7.23% on net asset value), which compared to a return of 8.93% for its benchmark index, the Lehman Municipal Bond Index, and 7.45% for the Lipper Minnesota Municipal Debt Funds Average over the same period*.

As interest rates on U.S. Treasury bonds continued to decline, municipal bonds followed suit and enjoyed solid performance. In an environment full of risks and uncertainties, investors appeared to prefer safer havens for their money, and municipal bonds benefited as a result. Government entities that were seen as reliable debt issuers were considered an attractive investment alternative to volatile equity and corporate bond markets. As a group, municipal bonds were one of the strongest-performing asset classes in the investment markets over the fiscal year.

As the environment turned increasingly positive for bonds, the Fund's more aggressive stance in terms of its interest-rate sensitivity benefited performance. However, some opportunity was lost due to the Fund's positions in short-term securities, which offered very modest yields. The Fund's longer-term securities performed the best during the period, as interest rates in that part of the yield spectrum declined significantly. The Fund's overweighting in issues that finance health care facilities generated solid returns, but an overweighting in housing-related bonds hurt performance, as that sector lagged the market.

As is the case with many states, Minnesota's state and local governments are facing some serious budget issues going forward. Slower-than-expected economic growth has reduced the level of tax revenues streaming into government coffers. If this trend continues, it might put some bond issuers at risk of having their credit quality rating reduced. So far, that hasn't created any problems for the Fund, but the situation is being closely monitored, and adjustments will be made if necessary.

The new year begins with interest rates at historically low levels. While the year ahead may not prove to be as favorable as the previous 12 months, we expect the environment may not change very quickly. The U.S. economy, while growing, is doing so at only a modest level. As a result, inflation isn't likely to become much of a threat in the near term. Low inflation typically helps keep interest rates from rising significantly. While the municipal bond market has seen a substantial amount of new issues flood the market-issuance in Minnesota is up 50% vs. last year-this has been balanced by a heavy flow of investor cash into municipal bonds. As long as an environment of investment uncertainty continues, municipal bonds should remain attractive to investors in the months to come.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                             SINCE INCEPTION(5)
                                                                           ----------------------
                                         1 YEAR     5 YEARS     10 YEARS   8/01/1997    2/01/1999
-------------------------------------------------------------------------------------------------
Class A NAV                               7.23%       5.69%        6.30%         --           --

Class A POP                               3.01%       4.79%        5.84%         --           --

Class C NAV                               7.10%         --           --          --         4.60%

Class C POP                               5.05%         --           --          --         4.32%

Class Y                                   7.84%       5.95%          --        5.90%          --

Lehman Municipal Bond Index(3)            8.93%       6.63%        6.90%       6.77%        6.44%

Lipper MN Municipal Debt
  Funds Average(4)                        7.45%       5.17%        5.93%       5.31%        4.81%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                             FIRST AMERICAN      FIRST AMERICAN
                         MINNESOTA TAX FREE  MINNESOTA TAX FREE   LEHMAN MUNICIPAL
                          FUND, CLASS A NAV   FUND, CLASS A POP      BOND INDEX(3)
9/1992                           $   10,000          $    9,574         $   10,000
9/1993                           $   11,252          $   10,773         $   11,274
9/1994                           $   10,900          $   10,436         $   10,999
9/1995                           $   12,140          $   11,623         $   12,229
9/1996                           $   12,897          $   12,348         $   12,968
9/1997                           $   13,970          $   13,375         $   14,137
9/1998                           $   15,169          $   14,523         $   15,369
9/1999                           $   14,970          $   14,332         $   15,262
9/2000                           $   15,680          $   15,013         $   16,204
9/2001                           $   17,130          $   16,400         $   17,889
9/2002                           $   18,427          $   17,642         $   19,487

[CHART]

CLASS Y

                             FIRST AMERICAN
                         MINNESOTA TAX FREE    LEHMAN MUNICIPAL
                              FUND, CLASS Y       BOND INDEX(3)
8/1997                           $   10,000          $   10,000
9/1997                           $   10,072          $   10,119
9/1998                           $   10,961          $   11,001
9/1999                           $   10,843          $   10,924
9/2000                           $   11,386          $   11,599
9/2001                           $   12,469          $   12,805
9/2002                           $   13,447          $   13,948

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Minnesota state and federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On July 31, 1998, the Minnesota Tax Free Fund became the successor by merger to the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to July 31, 1998, represents that of the Piper Minnesota Tax-Exempt Fund.

(2) Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper MN Municipal Debt Funds category includes funds that limit assets to those securities that are exempt from Minnesota state taxation.

(5) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

MISSOURI TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND MISSOURI STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

The fiscal year ended September 30, 2002 turned out to be another productive period for municipal bonds. The First American Missouri Tax Free Fund (the "Fund") Class Y shares earned 8.25% for the 12-month period ended September 30, 2002 (Class A shares returned 7.99% on net asset value). The Fund's benchmark, the Lehman Municipal Bond Index, was up 8.93%, and the Lipper Missouri Municipal Debt Funds Average returned 7.81% over the same period*.

Although the period began with the U.S. economy rebounding from a mild recession, investors quickly became discouraged by persistent signs that the recovery would not be a smooth one. As uncertainties multiplied due to issues such as increasing world tensions and corporate governance problems, municipal bonds were viewed as a source of security for investors. Money flowed into this portion of the market, helping drive interest rates lower and bond values higher.

In an effort to capture the benefits of declining interest rates, the Fund took a very aggressive stance, seeking to add bonds with longer-term maturities to the portfolio. When rates are moving lower, longer-term securities tend to appreciate more in value. Another positive factor for the Fund was its focus on higher-quality securities, which tended to perform the best in an environment where investors steered away from riskier options. This included holding a number of bonds issued by entities that are insured against default. The flow of investment assets into Missouri's tax-free bond market was quite high throughout the period, another beneficial factor.

One of the few factors detracting from performance was that a number of shorter-term securities with lower yields were held in the portfolio. Many of these issues are coming due, and chances are the Fund will seek to replace them with longer-term securities since yields on short-term issues have reached such low levels. Although rates are likely to begin moving higher from the trough they reached at year's end, the Fund will maintain a somewhat aggressive position, as it doesn't seem likely that rates will rise dramatically. The Fund will also look to add higher-yielding bonds when they become available, as these should be attractively priced in the current market environment and may offer superior return potential going forward.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                             SINCE INCEPTION(5)
                                           1 YEAR     5 YEARS    10 YEARS         9/24/2001
-----------------------------------------------------------------------------------------------
Class A NAV                                 7.99%       5.57%       5.95%              --

Class A POP                                 3.44%       4.65%       5.49%              --

Class C NAV                                 7.58%         --          --             7.63%

Class C POP                                 5.53%         --          --             5.61%

Class Y                                     8.25%       5.89%       6.21%              --

Lehman Municipal Bond Index(3)              8.93%       6.63%       6.90%            8.93%

Lipper MO Municipal Debt Funds Average(4)   7.81%       5.47%         --             7.20%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                          FIRST AMERICAN       FIRST AMERICAN
                       MISSOURI TAX FREE    MISSOURI TAX FREE    LEHMAN MUNICIPAL
                       FUND, CLASS A NAV    FUND, CLASS A POP       BOND INDEX(3)
11/1992                         $ 10,000             $  9,572            $ 10,000
11/1993                         $ 11,052             $ 10,580            $ 11,109
11/1994                         $ 10,374             $  9,930            $ 10,525
11/1995                         $ 12,283             $ 11,757            $ 12,514
11/1996                         $ 12,824             $ 12,276            $ 13,250
11/1997                         $ 13,628             $ 13,054            $ 14,200
11/1998                         $ 14,488             $ 13,868            $ 15,302
11/1999                         $ 14,185             $ 13,578            $ 15,138
10/2000                         $ 15,092             $ 14,448            $ 16,253
 9/2001                         $ 16,367             $ 15,667            $ 17,809
 9/2002                         $ 17,675             $ 16,919            $ 19,335

[CHART]

CLASS Y

                            FIRST AMERICAN
                         MISSOURI TAX FREE       LEHMAN MUNICIPAL
                             FUND, CLASS Y          BOND INDEX(3)
11/1992                              10000                  10000
11/1993                              11073                  11109
11/1994                              10414                  10525
11/1995                              12350                  12514
11/1996                              12919                  13250
11/1997                              13757                  14200
11/1998                              14654                  15302
11/1999                              14388                  15138
10/2000                              15397                  16253
 9/2001                              16730                  17749
 9/2002                              18110                  19335

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the Missouri Tax Free Fund became the successor by merger to the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Missouri Tax-Exempt Bond Fund. The Firstar Missouri Tax-Exempt Bond Fund was organized on December 11, 2000 and, prior to that was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on October 2, 1995 and, prior to that was a separate series of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund, which have no distribution or shareholder servicing fees. Performance prior to October 2, 1995, reflects performance without such fees.

(2) Performance for Class C shares is not presented. Performance for this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper MO Municipal Debt Funds category includes funds that limit assets to those securities that are exempt from Missouri state taxation.

(5) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

NEBRASKA TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND NEBRASKA STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

Returns on municipal bonds were solid during the fiscal year ended September 30, 2002. The First American Nebraska Tax Free Fund (the "Fund") Class Y shares earned 9.37% in its first full 12-month fiscal year (Class A shares returned 9.09% on net asset value). Its return exceeded that of the Fund's benchmark, the Lehman Municipal Bond Index, which was up 8.93% over the same time period. The Lipper Other States Municipal Debt Funds Average was up 7.33%*.

Although the fiscal year began with the U.S. economy appearing to be on the rebound from a mild recession, investors quickly became discouraged by persistent signs that the rebound would not be a smooth one. As uncertainties multiplied due to issues such as increasing world tensions and corporate governance problems, municipal bonds were viewed as a source of security for investors. Money flowed into this portion of the market, helping drive interest rates lower and bond values higher.

The biggest segment of the yield curve spectrum represented in the portfolio were 15-year bonds, which turned out to be one of the top-performing sectors in the market. The Fund also benefited from a concentration of holdings in securities from issuers who are insured. In an environment where investors were seeking the highest-quality options, insured bonds were in high demand and also generated solid returns. One of the more notable sectors that didn't perform well were tax-free bonds issued by electric utility facilities.

For most of the year, the Fund maintained a constructive stance in terms of the portfolio's interest-rate sensitivity, a tactic that proved beneficial in a declining interest-rate environment. Given the very low levels interest rates reached by the end of the fiscal year, a more cautious stance may be implemented in the future, once clear signs of a more steady economic recovery become apparent.

With the economy failing to generate the level of growth expected over the last year, one downside has been that state and local governments are facing more budget issues. This could become a factor for the Fund over the coming year, as issuing entities may experience credit ratings pressure due to shortfalls in tax revenues. With the support of an experienced in-house research staff, we will carefully monitor the situation and take appropriate steps if concerns should develop. Although interest rates may be near their low point for the current economic cycle, there continues to be encouraging signs for municipal bond investors. In general, it is anticipated that with continued low inflation and expectations of only modest economic growth, the municipal bond market may offer relative stability in the months ahead. All signs point to continued reasonable demand for tax-free bonds, which should help the performance of the Fund going forward.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                 SINCE INCEPTION(5)
                                                      1 YEAR          2/28/2001
----------------------------------------------------------------------------------
Class A NAV                                            9.09%            8.60%

Class A POP                                            4.48%            5.69%

Class C NAV                                            8.66%            7.82%

Class C POP                                            6.61%            7.15%

Class Y                                                9.37%            8.79%

Lehman Municipal Bond Index(3)                         8.93%            8.47%

Lipper Other States Municipal Debt Funds Average(4)    7.33%            6.75%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                           FIRST AMERICAN           FIRST AMERICAN
                        NEBRASKA TAX FREE        NEBRASKA TAX FREE        LEHMAN MUNICIPAL
                        FUND, CLASS A NAV        FUND, CLASS A POP           BOND INDEX(3)
2/2001                          $  10,000                $   9,579               $  10,000
9/2001                          $  10,448                $  10,008               $  10,440
9/2002                          $  11,398                $  10,918               $  11,373

[CHART]

CLASS Y

                            FIRST AMERICAN
                         NEBRASKA TAX FREE   LEHMAN MUNICIPAL
                             FUND, CLASS Y      BOND INDEX(3)
2/2001                            $ 10,000           $ 10,000
9/2001                            $ 10,451           $ 10,440
9/2002                            $ 11,430           $ 11,373

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper Other States Municipal Debt Funds category includes funds that limit assets to those securities that are exempt from taxation in a specified state that does not have its own Lipper category.

(5) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

OHIO TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND OHIO STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

With investor uncertainty continuing at a high level, many sought the relative security offered by municipal bonds. The First American Ohio Tax Free Fund (the "Fund") Class Y shares posted a return of 7.41% for the shortened fiscal period ended September 30, 2002 (Class A shares returned 7.42% on net asset value). The fiscal period began with the Fund's inception on April 30, 2002. The Fund's return outpaced that of its benchmark, the Lehman Municipal Bond Index, which was up 6.50% over the same period of time. The Lipper Ohio Municipal Debt Funds Average gained 5.81%*.

The Fund began operation at what turned out to be an opportune time for municipal bond investors. Although the U.S. economy was in a recovery stage, investors were clearly disappointed by the strength of the rebound. Interest rates were in the midst of a steady descent, particularly those of U.S. Treasury securities. Yields on municipal bonds generally followed suit, boosting bond values.

At the time the Fund was launched, money was invested primarily in longer-term securities, which offered the most attractive yields. This proved beneficial for the Fund, as declining interest rates typically provide the most benefit to the value of longer-term bonds. A number of issues that were purchased in the portfolio offered insurance against the risk of default. As investors sought high-quality investment options, these securities were among the top performers in the portfolio. There were few areas that experienced significant weakness, with bonds issued for housing projects generally lagging the rest of the portfolio in total return. Overall, however, the portfolio benefited from a broadly-diversified group of holdings.

The Fund ended the year with a primary focus on higher-quality securities. As signs of a better economy emerge, it may create a good opportunity for the Fund to add higher-yielding securities from issuers who carry lower-quality ratings. These bonds are fairly attractively priced in the current market and may offer better return potential in the months to come.

While it may be difficult for the Fund to recreate the performance of its first five months of operations on a regular basis, the interest-rate environment isn't expected to change dramatically in the coming months. Market trends will be closely monitored and adjustments made as needed as the Fund is managed to continue to generate solid returns that include a competitive yield generally free from federal and Ohio state income tax.

CUMULATIVE PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                SINCE INCEPTION(5)
                                                    4/30/2002
------------------------------------------------------------------
Class A NAV                                            7.42%

Class A POP                                            2.90%

Class C NAV                                            7.13%

Class C POP                                            5.08%

Class Y                                                7.41%

Lehman Municipal Bond Index(3)                         6.50%

Lipper OH Municipal Debt Funds Average(4)              5.81%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                        FIRST AMERICAN        FIRST AMERICAN
                   OHIO TAX FREE FUND,   OHIO TAX FREE FUND,   LEHMAN MUNICIPAL
                           CLASS A NAV           CLASS A POP      BOND INDEX(3)
4/2002                       $  10,000             $  10,000          $  10,000
9/2002                       $  10,742             $  10,290          $  10,650

[CHART]

CLASS Y

                           FIRST AMERICAN
                            OHIO TAX FREE           LEHMAN MUNICIPAL
                            FUND, CLASS Y              BOND INDEX(3)
4/2002                           $ 10,000                  $ 10,000
9/2002                           $ 10,742                  $ 10,650

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Short-term performance is not indicative of future performance, and an investment decision should not be made based solely on returns. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

(2) Performance for Class C shares is not presented. Performance of this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper OH Municipal Debt Funds category includes funds that limit assets to those securities that are exempt from Ohio state taxation.

(5) The performance since inception of the index for each class is calculated from the month end following the inception of the class. Performance of the fund and the index represents cumulative total returns as the fund has been in operation less than one year.

OREGON INTERMEDIATE TAX FREE

Investment Objective: CURRENT INCOME THAT IS EXEMPT FROM BOTH FEDERAL INCOME TAX AND OREGON STATE INCOME TAX TO THE EXTENT CONSISTENT WITH PRESERVATION OF CAPITAL

Bond investors benefited in an environment where interest rates continued their downward trend. The First American Oregon Intermediate Tax Free Fund (the "Fund") Class Y shares posted a return of 7.39% for the fiscal year ended September 30, 2002 (Class A shares returned 7.23% on net asset value). The Fund's benchmark, the Lehman 7-Year Municipal Bond Index, was up 9.00%, while the Lipper Other States Intermediate Municipal Debt Funds Average gained 7.04% over the same period*.

In an environment where interest rates on U.S. Treasury bonds declined further, municipal bonds followed suit and enjoyed solid performance. As the investment markets proved to be full of risks and uncertainties, investors appeared to prefer safer havens for their money, and municipal bonds benefited as a result. Government entities that were seen as reliable debt issuers were considered an attractive investment alternative. As a group, municipal bonds were one of the strongest-performing asset classes in the investment markets over the fiscal year.

The Fund took a more cautious approach in terms of its interest-rate sensitivity in the early months of the fiscal year, but became more aggressive as the year progressed. The Fund owned a high percentage of bonds in the 10- to 15-year maturity range, a sector of the yield spectrum that performed extremely well as interest rates moved lower. The Fund also gained ground by owning a large percentage of bonds issued by entities that are insured against default. This sector also generated strong returns as investors sought the highest-quality investments. On the negative side, tax-free issues related to electric utilities struggled due to some financial concerns, which detracted from the Fund's performance.

Unlike many other states, new issues of bonds were rather limited in Oregon during the past year. The Fund slowly increased its holdings in lower-rated investment-grade securities that generate higher yields, as this segment of the market became more attractively priced. Given the expectation that interest rates may begin drifting higher as economic growth solidifies, the Fund will seek to invest in bonds with yields that can help generate competitive performance. Even in this environment, the expectation that inflation will remain in check should mean that the municipal bond market may enjoy limited volatility in the coming year, particularly when compared to other parts of the investment markets.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                                                 SINCE INCEPTION(4)
                                                                 1 YEAR     5 YEARS    10 YEARS       2/01/1999
------------------------------------------------------------------------------------------------------------------
Class A NAV                                                       7.23%         --          --           5.07%

Class A POP                                                       4.86%         --          --           4.41%

Class Y                                                           7.39%       5.39%       5.40%            --

Lehman 7-Year Municipal Bond Index(2)                             9.00%       6.47%       6.49%          6.10%

Lipper Other States Intermediate Municipal Debt Funds Average(3)  7.04%       5.06%       5.38%          4.93%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                             FIRST AMERICAN         FIRST AMERICAN
                        OREGON INTERMEDIATE    OREGON INTERMEDIATE      LEHMAN 7-YEAR
                             TAX FREE FUND,         TAX FREE FUND,     MUNICIPAL BOND
                                CLASS A NAV            CLASS A POP           INDEX(2)
2/1990                            $  10,000              $   9,771          $  10,000
9/1999                            $   9,778              $   9,554          $   9,907
9/2000                            $  10,246              $  10,011          $  10,501
9/2001                            $  11,177              $  10,921          $  11,518
9/2002                            $  11,985              $  11,710          $  12,494

[CHART]

CLASS Y

                         FIRST AMERICAN
                    OREGON INTERMEDIATE    LEHMAN 7-YEAR
                         TAX FREE FUND,   MUNICIPAL BOND
                                CLASS Y         INDEX(2)
9/1992                         $ 10,000         $ 10,000
9/1993                         $ 10,931         $ 11,091
9/1994                         $ 10,835         $ 11,020
9/1995                         $ 11,695         $ 12,150
9/1996                         $ 12,129         $ 12,690
9/1997                         $ 13,011         $ 13,699
9/1998                         $ 13,878         $ 14,776
9/1999                         $ 13,786         $ 14,861
9/2000                         $ 14,440         $ 15,676
9/2001                         $ 15,751         $ 17,194
9/2002                         $ 16,915         $ 18,742

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 2.25% for Class A. Total returns assume reinvestment of all distributions at NAV.

     Performance prior to August 8, 1997, is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On August 8, 1997, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

(2) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

(3) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper Other States Intermediate Municipal Debt Funds category includes funds that invest at least 65% of assets in municipal debt issues with dollar-weighted maturities of five to ten years, that are exempt from taxation in a specified state that does not have its own Lipper category.

(4) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

TAX FREE

Investment Objective: MAXIMUM CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX TO THE EXTENT CONSISTENT WITH PRUDENT INVESTMENT RISK

Investors in municipal bonds benefited from an environment where interest rates moved below the levels achieved in the previous fiscal year. The First American Tax Free Fund (the "Fund") Class Y shares capitalized on this favorable environment, gaining 8.84% for the fiscal year ended September 30, 2002 (Class A shares returned 8.56% on net asset value). In comparison, the Fund's benchmark, the Lehman Municipal Bond Index, was up 8.93% for the same period and the Lipper General Municipal Debt Funds Average returned 7.59%*.

The year began with investors anticipating an improving economy following the struggles that persisted through 2001 and the impact of the terrorist attacks in September of that year. Interest rates were volatile, ending the year higher. In early 2002, however, the direction began to change, as more clouds came on the horizon, ranging from corporate accounting scandals to increasing global tensions. Investors began to move money away from equity markets, looking for safer alternatives. Municipal bonds proved an attractive option for many of these investors. With a heavy flow of cash coming into the market for tax-free bonds, interest rates drifted lower, a trend that persisted from early 2002 through the end of the Fund's fiscal year.

During the year, the Fund placed increasing emphasis on the yield component of its portfolio. This included selectively investing in securities of lower-rated issuers. Nevertheless, the average quality of the portfolio remained at AA+, a fact that worked in the Fund's favor as higher quality securities have performed relatively well on a total return basis.

During the year, the supply of new issues of municipal bonds proved to be quite strong-in fact, on pace for a record-but so was the demand for tax-free bonds. Investors appeared to be attracted to securities that offered a degree of reliability relative to the volatility of the equity and corporate bond markets. If the economic environment continues to confront a level of uncertainty in the months ahead, this sector of the market should remain attractive to investors. Another favorable near-term factor is that inflation remains quite low, which usually helps keep interest rates relatively stable. While the Fund may be adjusted slightly in anticipation of interest rates drifting higher, no major changes are expected in the short run.

ANNUALIZED PERFORMANCE(1)
AS OF SEPTEMBER 30, 2002

                                                                         SINCE INCEPTION(5)
                                                    1 YEAR   5 YEARS   11/14/1996   9/24/2001
---------------------------------------------------------------------------------------------
Class A NAV                                          8.56%     5.90%        6.27%         --

Class A POP                                          3.93%     4.99%        5.49%         --

Class C NAV                                          8.14%       --           --        8.30%

Class C POP                                          6.08%       --           --        6.26%

Class Y                                              8.84%     6.10%        6.48%         --

Lehman Municipal Bond Index(3)                       8.93%     6.63%        6.70%       8.93%

Lipper General Municipal Debt Funds Average(4)       7.59%     5.28%        5.50%       7.59%

* Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

VALUE OF A $10,000 INVESTMENT(1),(2) AS OF SEPTEMBER 30, 2002

[CHART]

CLASS A

                      FIRST AMERICAN     FIRST AMERICAN
                      TAX FREE FUND,     TAX FREE FUND,     LEHMAN MUNICIPAL
                         CLASS A NAV        CLASS A POP        BOND INDEX(3)
11/1996                    $  10,000          $   9,575            $  10,000
11/1997                    $  10,838          $  10,378            $  10,718
11/1998                    $  11,663          $  11,168            $  11,550
11/1999                    $  11,323          $  10,842            $  11,426
10/2000                    $  12,171          $  11,655            $  12,268
 9/2001                    $  13,171          $  12,612            $  13,398
 9/2002                    $  14,299          $  13,692            $  14,592

[CHART]

CLASS Y

                      FIRST AMERICAN
                      TAX FREE FUND,   LEHMAN MUNICIPAL
                             CLASS Y      BOND INDEX(3)
11/1996                    $  10,000          $  10,000
11/1997                    $  10,874          $  10,718
11/1998                    $  11,724          $  11,550
11/1999                    $  11,375          $  11,426
10/2000                    $  12,238          $  12,268
 9/2001                    $  13,289          $  13,398
 9/2002                    $  14,464          $  14,592

(1) Past performance does not guarantee future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index is for illustrative purposes only and is not available for investment.

     Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 4.25% for Class A shares, 1% for Class C shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC for Class B shares is 5.00% and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

     On September 24, 2001, the First American Tax Free Fund merged with the Firstar National Municipal Bond Fund. Performance history prior to September 24, 2001, represents that of the Firstar National Municipal Bond Fund.

(2) Performance of Class C shares is not presented. Performance of this class is lower due to higher expenses.

(3) An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(4) Lipper averages are compiled by Lipper Analytical Services, Inc., an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. The Lipper General Municipal Debt Funds category includes funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings.

(5) The performance since inception of the index for each class is calculated from the month end following the inception of the class.

REPORT OF INDEPENDENT AUDITORS

   To the Shareholders and Board of Directors
   First American Investment Funds, Inc.

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Arizona Tax Free, California Intermediate Tax Free, California Tax Free, Colorado Intermediate Tax Free, Colorado Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, Missouri Tax Free, Nebraska Tax Free, Ohio Tax Free, Oregon Intermediate Tax Free and Tax Free Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of
   September 30, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the California Intermediate Tax Free, Colorado Intermediate Tax Free, Intermediate Tax Free, Minnesota Intermediate Tax Free, Minnesota Tax Free, and Oregon Intermediate Tax Free Funds for the periods presented through September 30, 1998, were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those financial highlights. The statements of changes in net assets and financial highlights of the Missouri Tax Free and Tax Free Funds for the periods presented through October 31, 2000, were audited by other auditors whose reports dated December 29, 2000 and January 21, 2001 expressed unqualified opinions on those financial statements and financial highlights.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights audited by us as referred to above, present fairly, in all material respects, the financial position of each of the Funds listed above of First American Investment Funds, Inc. at September 30, 2002, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


   Minneapolis, Minnesota
   November 8, 2002

                                        FIRST AMERICAN FUNDS  ANNUAL REPORT 2002

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2002

ARIZONA TAX FREE FUND


DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 94.5%
REVENUE BONDS - 69.8%
EDUCATION - 15.3%
Arizona School Facilities Board, State School
 Improvement, Callable 07/01/12 @ 100
   5.250%, 07/01/16                                                             $      750          $      839
   5.250%, 07/01/20                                                                    250                 272
Arizona State University,
 Callable 07/01/12 @ 100(FGIC)
   5.000%, 07/01/23                                                                    500                 522
Arizona Student Loan Acquisition Authority,
 Series A, Callable 11/01/09 @ 102(AMT)
   5.900%, 05/01/24                                                                    100                 107
Gilbert Industrial Development Authority,
 Southwest Student Services,
 Callable 02/01/09 @ 102
   5.850%, 02/01/19                                                                  1,300               1,264
Glendale Industrial Development Authority,
 Callable 05/15/11 @ 101
   5.750%, 05/15/21                                                                    250                 269
Northern Arizona University,
 Callable 06/01/12 @ 100(FGIC)
   5.125%, 06/01/18                                                                    500                 543
University of Arizona Board of Regents,
 Series A, Callable 12/01/09 @ 100(FGIC)
   5.800%, 06/01/24                                                                    150                 169
                                                                                                    ----------
                                                                                                         3,985
                                                                                                    ----------
HEALTHCARE - 11.4%
Arizona Health Facilities Authority,
 John C. Lincoln Health Network,
 Callable 12/01/12 @ 101
   5.750%, 12/01/32                                                                    150                 147
Glendale Industrial Development Authority,
 Senior Living Facilities, Friendship Retirement
 Project(VRDO)
   1.700%, 12/01/14                                                                    300                 300
Johnson City, Tennessee Health & Elderly Facilities
 Authority, Callable 07/01/12 @ 103
   7.500%, 07/01/25                                                                    100                 109
Mesa Industrial Development Authority, Discovery
 Health Systems, Series A,
 Callable 01/01/10 @ 101(MBIA)
   5.750%, 01/01/25                                                                    500                 549
   5.625%, 01/01/29                                                                    500                 540
Scottsdale Industrial Development Authority,
 Scottsdale Healthcare, Callable 12/01/11 @ 101
   5.700%, 12/01/21                                                                  1,000               1,036
Yuma Industrial Development Authority, Yuma
 Regional Medical Center,
 Callable 08/01/07 @ 102(MBIA)
   5.500%, 08/01/17                                                                    250                 278
                                                                                                    ----------
                                                                                                         2,959
                                                                                                    ----------
HOUSING - 10.7%
Douglas Community Housing Corporation, Rancho
 La Perilla, Callable 01/20/10 @ 102(GNMA)
   5.900%, 07/20/20                                                                    500                 531
   6.000%, 07/20/25                                                                    475                 503
Maricopa County Industrial Development Authority,
 Avalon Apartments, Series A,
 Callable 04/01/10 @ 102(RA)
   6.100%, 04/01/13                                                                    105                 115
   6.350%, 04/01/30                                                                    200                 217
Maricopa County Industrial Development Authority,
 Bay Club at Mesa Cove Project, Series A,
 Callable 09/01/10 @ 103(MBIA)
   5.700%, 09/01/20                                                             $      400          $      435
Maricopa County Industrial Development Authority,
 Sun King Apartments, Series A,
 Callable 05/01/10 @ 102
   6.750%, 11/01/18                                                                    260                 285
   6.750%, 05/01/31                                                                    200                 216
Phoenix Industrial Development Authority,
 The Phoenix Authority, Series 1A,
 Callable 06/01/10 @ 102(FHLMC)(FNMA)(GNMA)
   5.875%, 06/01/16                                                                    130                 145
Pima County Industrial Development Authority,
 Pia of Fountain Village Apartments,
 Callable 12/20/10 @ 103(GNMA)
   5.550%, 12/20/20                                                                    300                 325
                                                                                                    ----------
                                                                                                         2,772
                                                                                                    ----------
LEASE REVENUE - 1.9%
Navajo County Municipal Property Corporation,
 Jail Facility(ACA)
   5.625%, 07/01/09                                                                    310                 346
Puerto Rico Public Buildings Authority, Series L,
 Callable 07/01/03 @ 101.50(COMGTY)
   5.750%, 07/01/16                                                                    150                 156
                                                                                                    ----------
                                                                                                           502
                                                                                                    ----------
MISCELLANEOUS - 0.9%
Greater Arizona Infrastructure Development Authority,
 Series A, Callable 08/01/08 @ 102(MBIA)
   5.625%, 08/01/20                                                                    200                 225
                                                                                                    ----------
TAX REVENUE - 5.6%
Oro Valley, Excise Tax,
 Callable 07/01/10 @ 101(AMBAC)
   5.200%, 07/01/14                                                                    400                 439
Phoenix Civic Improvements, Excise Tax,
 Callable 07/01/09 @ 101
   5.750%, 07/01/16                                                                    300                 346
Surprise Municipal Property Corporation,
 Callable 07/01/09 @ 101(FGIC)
   5.700%, 07/01/20                                                                    300                 339
Tempe, Excise Tax, Series A,
 Callable 07/01/09 @ 100
   5.625%, 07/01/20                                                                    300                 334
                                                                                                    ----------
                                                                                                         1,458
                                                                                                    ----------
TRANSPORTATION - 11.9%
Arizona State Transportation Highway Board,
 Pre-refunded 07/01/09 @ 100
   5.750%, 07/01/18(A)                                                                 200                 235
Arizona State Transportation Highway Board,
 Series A
   5.000%, 07/01/09                                                                    400                 448
Mesa Street & Highway(FSA)
   5.000%, 07/01/12                                                                    250                 283
Mesa Street & Highway,
 Pre-refunded 07/01/09 @ 100(FSA)
   5.100%, 07/01/14(A)                                                                 500                 567
   5.500%, 07/01/16(A)                                                                 100                 116
Phoenix Civic Improvements, Series B,
 Callable 07/01/12 @ 100(AMT)(FGIC)
   5.250%, 07/01/21                                                                    250                 265
   5.250%, 07/01/27                                                                    750                 786

The accompanying notes are an integral part of the financial statements.

                                       32

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth, Highway &
 Transportation Authority, Series X,
 Callable 07/01/03 @ 101.50
   5.500%, 07/01/19                                                             $       75          $       78
Tuscon Street & Highway Improvements,
 Series 1994-E, Callable 07/01/10 @ 100(FGIC)
   5.000%, 07/01/18                                                                    300                 319
                                                                                                    ----------
                                                                                                         3,097
                                                                                                    ----------
UTILITIES - 12.1%
Chandler Water & Sewer Improvements,
 Callable 07/01/10 @ 101(FSA)
   5.800%, 07/01/17                                                                    250                 286
Oro Valley Municipal Water Systems,
 Callable 07/01/08 @ 101(MBIA)
   5.550%, 07/01/17                                                                    100                 111
Oro Valley Water Development,
 Callable 10/01/02 @ 100
   6.100%, 01/01/04                                                                     35                  35
Peoria Water & Sewer,
 Callable 07/01/09 @ 100(FGIC)
   5.000%, 07/01/13                                                                    400                 439
Phoenix Civic Improvements Water System,
 Pre-refunded 07/01/04 @ 102
   5.500%, 07/01/24(A)                                                                 100                 109
Puerto Rico Electric Power Authority, Series X,
 Callable 07/01/05 @ 100
   5.500%, 07/01/25                                                                    100                 105
Salt River Project, Agricultural Improvement &
 Power District, Series A, Callable 01/01/03 @ 100
   5.500%, 01/01/19                                                                     60                  60
Salt River Project, Agricultural Improvement &
 Power District, Series A, Callable 01/01/12 @ 101
   5.125%, 01/01/27                                                                    500                 525
Salt River Project, Agricultural Improvement &
 Power District, Series A,
 Pre-refunded 01/01/03 @ 100
   5.500%, 01/01/19(A)                                                                  75                  76
Salt River Project, Agricultural Improvement &
 Power District, Series B, Callable 01/01/03 @ 102
   5.250%, 01/01/19                                                                     45                  46
Salt River Project, Agricultural Improvement &
 Power District, Series B,
 Pre-refunded 01/01/03 @ 102
   5.250%, 01/01/19(A)                                                                  65                  67
Salt River Project, Agricultural Improvement &
 Power District, Series B, Callable 01/01/13 @ 100
   5.000%, 01/01/22                                                                    750                 788
Salt River Project, Agricultural Improvement &
 Power District, Series C,
 Callable 10/01/02 @ 100
   5.500%, 01/01/28                                                                     15                  15
Tucson Water, Series D,
 Callable 07/01/09 @ 100(FGIC)
   5.400%, 07/01/17                                                                    250                 275
Tuscon Water, Series 1994-A(MBIA)
   6.250%, 07/01/16                                                                    170                 213
                                                                                                    ----------
                                                                                                         3,150
                                                                                                    ----------
TOTAL REVENUE BONDS                                                                                     18,148
                                                                                                    ----------
GENERAL OBLIGATIONS - 21.2%
Chandler Public & Recreational Improvements,
 Callable 07/01/10 @ 101
   5.800%, 07/01/18                                                             $      250          $      286
Maricopa County School District #11, Peoria Unit,
 Pre-refunded 07/01/09 @ 101(FGIC)
   5.500%, 07/01/14(A)                                                                 100                 117
   5.500%, 07/01/15(A)                                                                 120                 140
Maricopa County Unified School District #41,
 Gilbert, Callable 07/01/12 @ 100(FSA)
   4.600%, 07/01/14                                                                    295                 318
Mesa, Callable 07/01/09 @ 100(FGIC)
   5.000%, 07/01/18                                                                    250                 264
Mesa, Series A(FGIC)
   4.000%, 07/01/12                                                                    250                 262
Navajo County Unified School District #32,
 Blue Ridge(FSA)
   5.000%, 07/01/12                                                                    700                 790
Peoria, Callable 04/01/09 @ 100(FGIC)
   5.400%, 04/01/15                                                                    100                 111
   5.000%, 04/01/18                                                                    575                 610
   5.000%, 04/01/19                                                                    125                 133
Phoenix, Callable 07/01/07 @ 102
   5.250%, 07/01/20                                                                    250                 273
Phoenix, Callable 07/01/10 @ 100
   5.250%, 07/01/19                                                                    350                 380
   5.375%, 07/01/25                                                                    750                 794
Pima County Unified School District #6, Marana,
 Series A, Callable 07/01/10 @ 101(FGIC)
   5.250%, 07/01/15                                                                    250                 277
Pima County Unified School District #12,
 Sunnyside, Callable 07/01/09 @ 100(FGIC)
   5.300%, 07/01/13                                                                    150                 167
Scottsdale, Pre-refunded 07/01/09 @ 100
   5.500%, 07/01/22(A)                                                                 250                 290
Tucson
   5.500%, 07/01/18                                                                    250                 292
                                                                                                    ----------
TOTAL GENERAL OBLIGATIONS                                                                                5,504
                                                                                                    ----------
CERTIFICATES OF PARTICIPATION - 3.5%
El Mirage, Callable 02/01/03 @ 100
   6.625%, 08/01/11                                                                    200                 201
   6.900%, 08/01/16                                                                    300                 301
Tucson, Callable 07/01/08 @ 100(MBIA)
   5.500%, 07/01/15                                                                    200                 224
University of Arizona Parking & Student Housing
 Authority, Callable 06/01/09 @ 100(AMBAC)
   5.750%, 06/01/19                                                                    140                 157
                                                                                                    ----------
TOTAL CERTIFICATES OF PARTICIPATION                                                                        883
                                                                                                    ----------
TOTAL MUNICIPAL BONDS
   (Cost $22,552)                                                                                       24,535
                                                                                                    ----------

                                       33

DESCRIPTION                                                                         SHARES         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND - 3.6%
Federated Arizona
 Municipal Money Market Fund                                                       936,226          $      936
                                                                                                    ----------
 TOTAL MONEY MARKET FUND
   (Cost $936)                                                                                             936
                                                                                                    ----------
RELATED PARTY MONEY MARKET FUND - 1.0%
First American Tax Free Obligations Fund(B)                                        268,219                 268
                                                                                                    ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $268)                                                                                             268
                                                                                                    ----------
TOTAL INVESTMENTS - 99.1%
   (Cost $23,756)                                                                                       25,739
                                                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET - 0.9%                                                                   240
                                                                                                    ----------
TOTAL NET ASSETS - 100.0%                                                                           $   25,979
                                                                                                    ----------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ACA - American Capital Access

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $1,157,839, which represents 4.4% of net assets.

COMGTY - Commonwealth Guaranty

FGIC - Financial Guaranty Insurance Corporation

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

RA - Radian

VRDO - Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 2002. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

CALIFORNIA INTERMEDIATE TAX FREE FUND

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.3%
REVENUE BONDS - 54.9%
BUILDING - 2.3%
California State Public Works Board,
 Department of Health Services,
 Callable 11/01/09 @ 101(MBIA)(MLO)
   5.200%, 11/01/12                                                             $      500          $      565
California State Public Works, Department of
 Corrections, Series A(AMBAC)(MLO)
   6.000%, 01/01/06                                                                    545                 616
                                                                                                    ----------
                                                                                                         1,181
                                                                                                    ----------
EDUCATION - 9.9%
ABAG Financial Authority, Schools of the
 Sacred Heart, Series A
   5.800%, 06/01/08                                                                    200                 220
Aztec Shops, California State Auxiliary
 Organization, San Diego State University,
 Callable 09/01/10 @ 101
   5.400%, 09/01/11                                                                  1,035               1,124
California State Higher Educational Facilities
 Authority, Fresno Pacific University, Series A
   5.300%, 03/01/04                                                                    255                 267
   5.650%, 03/01/07                                                                    380                 416
   5.750%, 03/01/08                                                                    400                 442
California State Higher Educational Facilities
 Authority, Occidental College Project,
 Callable 10/01/07 @ 102(MBIA)
   5.300%, 10/01/10                                                                    500                 571
California State Higher Educational Facilities
 Authority, University of La Verne & Western
 University of Health Sciences, Series B
   6.000%, 06/01/10                                                                    495                 556
California State Higher Educational Facilities
 Authority, University of Redlands, Series A
   5.550%, 06/01/09                                                                    225                 260
California State Higher Educational Facilites
 Authority, University of Redlands,
 Series A, Callable 06/01/10 @ 101
   5.700%, 06/01/11                                                                    250                 291
   5.750%, 06/01/12                                                                    260                 300
California State University Fresno Association,
 Auxiliary Organization Event Center,
 Callable 07/01/12 @ 101
   6.000%, 07/01/22                                                                    500                 524
                                                                                                    ----------
                                                                                                         4,971
                                                                                                    ----------
HEALTHCARE - 11.9%
California Health Facilities Financing Authority, Casa
 Colina, Callable 04/01/12 @ 100
   5.500%, 04/01/13                                                                    300                 317
California Health Facilities Financing Authority,
 Valleycare Medical Center, Series A(CMI)
   4.500%, 05/01/12                                                                    300                 318
California Health Facilities Financing Authority,
 Valleycare Medical Center, Series A,
 Callable 05/01/12 @ 100(CMI)
   4.625%, 05/01/13                                                                    300                 317
   4.800%, 05/01/14                                                                    715                 759
California State Communities Development
 Authority, Hospital of Monterey Peninsula,
 Callable 08/15/08 @ 101(MBIA)
   5.250%, 08/15/09                                                                    500                 575

The accompanying notes are an integral part of the financial statements.

                                       34

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
California State Health Facilities Authority,
 Casa de las Campanas, Series A,
 Callable 08/01/08 @ 100(CMI)
   5.375%, 08/01/09                                                             $      250          $      278
California Statewide Communities Development
 Authority, Elder Care Alliance, Series A
   7.250%, 11/15/11                                                                    500                 508
California Statewide Communities Development
 Authority, Health Facilities, Series A,
 Escrowed to Maturity,
 Callable 08/01/03 @ 102(CMI)
   5.200%, 08/01/04(A)                                                                 200                 209
California Statewide Communities Development
 Authority, Kaiser Permanente, Series D,
 Mandatory Put 03/01/07 @ 100
   4.350%, 11/01/36(B)                                                                 500                 521
California Statewide Communities Development
 Authority, Los Angeles Orthopedic
 Hospital Foundation,
 Callable 06/01/07 @ 101(AMBAC)
   5.000%, 06/01/12                                                                    150                 167
John C. Fremont Hospital District,
 Health Facility(CMI)
   6.000%, 06/01/04                                                                    130                 138
Marysville Hospital, Fremont Rideout Health
 Project, Series A,
 Callable 07/01/08 @ 103(AMBAC)
   5.000%, 01/01/10                                                                    500                 561
Puerto Rico Industrial, Tourist, Educational,
 Medical & Environmental Control Facilities,
 Hospital de la Concepcion, Series A
   5.500%, 11/15/09                                                                    650                 737
Rancho Mirage Joint Powers Finance Authority,
 Eisenhower Medical Center, Series A,
 Callable 07/01/07 @ 102(MBIA)
   5.125%, 07/01/08                                                                    500                 571
                                                                                                    ----------
                                                                                                         5,976
                                                                                                    ----------
HOUSING - 7.1%
ABAG Financial Authority,
 Archstone Redwood Housing Project, Series A
   5.300%, 10/01/08                                                                    500                 531
ABAG Financial Authority,
 Odd Fellows Home of California(CMI)
   4.950%, 08/15/07                                                                    500                 548
California Rural Home Mortgage
 Finance Authority, Single Family Mortgage,
 Series D(AMT)(FNMA)(GNMA)
   5.250%, 06/01/10                                                                    245                 265
California State Housing Finance Agency,
 Series E(MBIA)
   5.850%, 08/01/04                                                                    150                 160
California State Housing Finance Agency,
 Series G, Callable 08/01/04 @ 102
   6.550%, 02/01/05                                                                    150                 155
California Statewide Communities
 Development Authority, Series B,
 Mandatory Put 06/15/09 @ 100
   5.200%, 12/01/29                                                                    500                 548
California Statewide Communities
 Development Authority,
 Archstone Communities Trust,
 Mandatory Put 06/01/08 @ 100
   5.300%, 06/01/29                                                                    500                 529
California Statewide Communities
 Development Authority, Multifamily Housing,
 Citrus Gardens Apartments,
 Callable 07/01/12 @ 102
   5.375%, 07/01/26                                                             $      700          $      712
Redondo Beach Redevelopment Agency,
 Residential Mortgages, Series A(FNMA)
   5.150%, 06/01/03                                                                     10                  10
Sacramento County Multifamily Housing,
 Fairways Apartments,
 Callable 10/01/02 @ 100(FNMA)
   5.875%, 02/01/08(B)                                                                  80                  80
                                                                                                    ----------
                                                                                                         3,538
                                                                                                    ----------
MISCELLANEOUS - 0.5%
Children's Trust Fund,
 Puerto Rico Tobacco Settlement Issue
   5.000%, 07/01/08                                                                    250                 268
                                                                                                    ----------
SANITATION DISTRICT - 1.2%
Los Angeles Municipal Improvement Corporation,
 Sanitation Equipment, Series A(FSA)(MLO)
   6.000%, 02/01/07                                                                    500                 579
                                                                                                    ----------
SCHOOL DISTRICT - 3.8%
Golden West Schools Financing Authority,
 Series A(MBIA)
   5.700%, 02/01/13                                                                    720                 867
   5.750%, 02/01/14                                                                    520                 629
Golden West Schools Financing Authority,
 Series A, Zero Coupon Bond(MBIA)
   5.000%, 02/01/12(C)                                                                 535                 385
                                                                                                    ----------
                                                                                                         1,881
                                                                                                    ----------
TAX REVENUE - 3.2%
Long Beach Community Facilities District #5,
 Towne Center Special Tax,
 Callable 10/01/06 @ 102
   6.100%, 10/01/12                                                                    165                 176
Los Angeles County Transportation Commission,
 Series B(FGIC)
   6.000%, 07/01/04                                                                    250                 270
Orange County Transportation Authority,
 Measure M Project, Callable 10/01/02 @ 102
   5.700%, 02/15/03                                                                    900                 915
William S. Hart Joint School Financing Authority,
 Special Tax, Callable 09/01/05 @ 102(FSA)
   6.100%, 09/01/06                                                                    200                 228
                                                                                                    ----------
                                                                                                         1,589
                                                                                                    ----------
TRANSPORTATION - 4.7%
San Francisco Bay Area Transportation
 Financing Authority, Bridge Toll(ACA)
   5.500%, 08/01/05                                                                    690                 749
San Francisco City & County Airport Commission,
 Second Series,
 Callable 05/01/04 @ 101(AMT)(FGIC)
   5.400%, 05/01/06                                                                    500                 530
San Francisco City & County
 International Airports Commission,
 Second Series, Issue 25(AMT)(FSA)
   5.500%, 05/01/08                                                                    500                 569

                                       35

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
San Francisco City & County
 International Airports Commission,
 SFO Fuel, Series A(AMT)(FSA)
   5.250%, 01/01/07                                                             $      450          $      500
                                                                                                    ----------
                                                                                                         2,348
                                                                                                    ----------
UTILITIES - 10.3%
California State Department of Water,
 Central Valley Project, Series O,
 Callable 12/01/05 @ 101
   5.000%, 12/01/12                                                                    500                 549
California State Department of Water,
 Central Valley Project, Series P,
 Pre-refunded 06/01/06 @ 101
   5.300%, 12/01/07(D)                                                                 750                 854
Chino Basin Regional Financing Authority,
 Inland Empire Utility Agency Sewer Project,
 Callable 11/01/09 @ 101(MBIA)
   5.200%, 11/01/11                                                                    405                 463
Contra Costa Water District, Series G(MBIA)
   5.400%, 10/01/03                                                                    500                 520
Inland Empire Solid Waste Authority,
 Landfill Improvement Financing Project,
 Series B, Escrowed to Maturity(AMT)(FSA)
   5.750%, 02/01/04(A)                                                                 500                 528
Metropolitan Water District of Southern California,
 Series B, Callable 07/01/06 @ 102(MBIA)
   4.875%, 07/01/10                                                                    325                 359
   5.000%, 07/01/14                                                                    500                 545
Redding Joint Powers Finance Authority,
 Wastewater Project, Series A,
 Callable 12/01/02 @ 102(FGIC)
   5.600%, 12/01/03                                                                    100                 103
Richmond Wastewater Systems,
 Callable 08/01/09 @ 102(FGIC)
   5.200%, 08/01/11                                                                    500                 574
San Diego County Water Authority, Series A,
 Callable 05/01/08 @ 101
   5.000%, 05/01/13                                                                    505                 562
Turlock Irrigation District, Series A,
 Callable 10/01/02 @ 101(MBIA)
   6.000%, 01/01/04                                                                    100                 102
                                                                                                    ----------
                                                                                                         5,159
                                                                                                    ----------
TOTAL REVENUE BONDS                                                                                     27,490
                                                                                                    ----------
GENERAL OBLIGATIONS - 29.8%
Alisal Unified School District, Series C,
 Zero Coupon Bond(FGIC)
   5.050%, 08/01/08(C)                                                                 860                 738
California State, Escrowed to Maturity(AMBAC)
   6.300%, 11/01/02(A)                                                                 300                 301
Foothill-De Anza Community College District,
 Callable 08/01/10 @ 101
   6.000%, 08/01/11                                                                    300                 365
Fresno Unified School District, Series A(MBIA)
   6.050%, 08/01/11                                                                    500                 618
Jefferson Union High School District,
 San Mateo County, Series A(MBIA)
   6.250%, 02/01/14                                                                    300                 376
La Canada Unified School District(FGIC)
   5.100%, 08/01/03                                                                    400                 413
Lemon Grove School District,
 Election of 1998-B, Zero Coupon Bond(FSA)
   3.329%, 11/01/20(C)                                                                 375                 162
Lindsay Unified School District, Series A,
 Zero Coupon Bond(FSA)
   5.690%, 08/01/22(C)                                                          $      300          $      115
Los Angeles, Series A,
 Pre-refunded 09/01/04 @ 102(MBIA)
   5.800%, 09/01/07(D)                                                                 250                 276
Los Angeles County Public Works
 Financing Authority,
 Regional Park & Open Space District,
 Series A, Callable 10/01/07 @ 101
   5.000%, 10/01/19                                                                    500                 536
Los Angeles County Public Works
 Financing Authority,
 Regional Park & Open Space District,
 Series A, Escrowed to Maturity
   5.500%, 10/01/02(A)                                                                 500                 500
   5.625%, 10/01/03(A)                                                                 500                 521
Montebello Unified School District,
 Zero Coupon Bond(MBIA)
   10.398%, 08/01/21(C)                                                                700                 285
Newhall School District, Series A,
 Callable 05/01/10 @ 101(FSA)
   5.500%, 05/01/11                                                                    540                 635
Oxnard School District(MBIA)
   5.000%, 08/01/05                                                                    600                 659
Pomona School District, Series A(MBIA)
   5.450%, 02/01/06                                                                    250                 280
   5.500%, 08/01/06                                                                    250                 285
Pomona School District, Series A,
 Callable 08/01/11 @ 103(MBIA)
   6.150%, 08/01/15                                                                    500                 611
Puerto Rico Commonwealth(MBIA)
   6.250%, 07/01/08                                                                    500                 598
Puerto Rico Commonwealth, Series B(FSA)
   6.500%, 07/01/15                                                                  1,000               1,290
Rio Linda Unified School District,
 Callable 08/01/08 @ 101(FSA)
   5.000%, 08/01/09                                                                    500                 565
Roseville Joint Union High School District,
 Callable 08/01/11 @ 101
   5.200%, 08/01/20                                                                    600                 653
Rowland Unified School District, Series A,
 Callable 09/01/10 @ 101(FSA)
   5.250%, 09/01/25                                                                    250                 267
San Francisco City & County,
 Fire Department Facility Project, Series C(FGIC)
   7.000%, 06/15/03                                                                    300                 312
San Juan Unified School District,
 Zero Coupon Bond(FSA)
   5.420%, 08/01/16(C)                                                                 390                 216
San Mateo County Community College District,
 Series A, Zero Coupon Bond(FGIC)
   5.300%, 09/01/17(C)                                                                 760                 395
San Mateo Unified High School District,
 Series B, Zero Coupon Bond(FGIC)
   5.150%, 09/01/17(C)                                                               1,000                 520
Vista Unified School District, Series A,
 Zero Coupon Bond(FSA)
   5.850%, 08/01/26(C)                                                               1,000                 305
Walnut Valley Unified School District,
 Series A(MBIA)
   6.800%, 02/01/07                                                                    250                 298
   6.850%, 08/01/07                                                                    250                 303

The accompanying notes are an integral part of the financial statements.

                                       36

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Walnut Valley Unified School District, Series A,
 Callable 08/01/10 @ 102(FSA)
   5.000%, 08/01/12                                                             $      255          $      292
West Covina Redevelopment Agency,
 Fashion Plaza Project
   5.125%, 09/01/05                                                                    300                 328
West Covina Unified School District, Series A(MBIA)
   5.350%, 02/01/20                                                                    770                 889
                                                                                                    ----------
TOTAL GENERAL OBLIGATIONS                                                                               14,907
                                                                                                    ----------
CERTIFICATES OF PARTICIPATION - 12.6%
ABAG Financial Authority, O'Connor Woods(ACA)
   5.250%, 11/01/05                                                                    500                 545
Bakersfield Convention Center Expansion Project,
 Callable 04/01/07 @ 101(MBIA)(MLO)
   5.500%, 04/01/10                                                                    250                 283
Escondido Civic Center Project,
 Escrowed to Maturity,
 Callable 03/01/03 @ 101(AMBAC)(MLO)
   5.800%, 09/01/04(A)                                                                 100                 108
Grossmont Unified High School District,
 Callable 09/01/08 @ 102(FSA)(MLO)
   5.400%, 09/01/13                                                                    300                 345
Imperial, Wastewater Treatment Facility,
 Callable 10/15/11 @ 102(FGIC)
   5.000%, 10/15/20                                                                  1,000               1,079
Kern County Board of Education, Series A,
 Callable 05/01/08 @ 102(MBIA)(MLO)
   5.200%, 05/01/12                                                                    905               1,026
Los Angeles Community College,
 Energy Retrofit Project(AMBAC)
   5.000%, 08/15/09                                                                    300                 345
Los Angeles County Schools,
 Regionalized Business Services
 Financing Project, Series A
   5.000%, 09/01/08                                                                    200                 226
Los Angeles, Sonnenblick Del Rio,
 West Los Angeles(AMBAC)
   5.375%, 11/01/10                                                                    500                 585
Oxnard Redevelopment Agency,
 Callable 06/21/04 @ 103
   4.125%, 07/01/05                                                                    500                 525
Paradise Unified School District,
 Measure M Project, Series A,
 Callable 09/01/05 @ 102(AMBAC)(MLO)
   5.250%, 09/01/07                                                                    300                 335
Riverside County Public Financing Authority,
 Air Force Village West
   5.125%, 05/15/05                                                                    525                 535
Tulare County Financing Project, Series A,
 Partially Escrowed to Maturity(MBIA)(MLO)
   5.600%, 11/15/02(A)                                                                 100                 101
West Covina Civic Center Project,
 Pre-refunded 09/01/05 @ 102(FSA)(MLO)
   5.250%, 09/01/07(D)                                                                 250                 282
                                                                                                    ----------
TOTAL CERTIFICATES OF PARTICIPATION                                                                      6,320
                                                                                                    ----------
TOTAL MUNICIPAL BONDS
   (Cost $44,174)                                                                                       48,717
                                                                                                    ----------

DESCRIPTION                                                                         SHARES         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS - 1.6%
Federated California Municipal Cash Trust                                          393,819          $      394
Provident California Money Fund                                                    395,985                 396
                                                                                                    ----------
TOTAL MONEY MARKET FUNDS
   (Cost $790)                                                                                             790
                                                                                                    ----------
TOTAL INVESTMENTS - 98.9%
   (Cost $44,964)                                                                                       49,507
                                                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET - 1.1%                                                                   575
                                                                                                    ----------
TOTAL NET ASSETS - 100.0%                                                                           $   50,082
                                                                                                    ----------

(A) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(B) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2002.

(C)  The rate shown is the effective yield at the time of purchase.

(D) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

ABAG - Association of Bay Area Governments

ACA - American Capital Access

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $2,391,534, which represents 4.8% of net assets.

CMI - California Mortgage Insurance Program

FGIC - Financial Guaranty Insurance Corporation

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

CALIFORNIA TAX FREE FUND

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.1%
REVENUE BONDS - 61.7%
AUTHORITY - 0.7%
South Bayside Waste Management Authority,
 Callable 03/01/09 @ 102(AMBAC)
   5.750%, 03/01/20                                                             $      150          $      172
                                                                                                    ----------
BUILDING - 4.6%
Sacramento City Financing Authority,
 Callable 06/01/10 @ 101(MLO)
   5.400%, 06/01/18                                                                    455                 501
   5.500%, 06/01/23                                                                    645                 699
                                                                                                    ----------
                                                                                                         1,200
                                                                                                    ----------
EDUCATION - 18.1%
ABAG Financial Authority,
 Schools of the Sacred Heart, Series A
   5.900%, 06/01/10                                                                    200                 223
Aztec Shops, California State Auxiliary Organization,
 San Diego State University
   5.200%, 09/01/08                                                                    455                 490
California State Higher
 Educational Facilities Authority,
 Fresno Pacific University, Series A
   5.550%, 03/01/06                                                                    250                 271
California State Higher
 Educational Facilities Authority,
 Fresno Pacific University, Series A,
 Callable 03/01/10 @ 101
   6.750%, 03/01/19                                                                    380                 424
California State Higher
 Educational Facilities Authority,
 University of La Verne & Western University
 of Health Sciences, Series B,
 Callable 06/01/10 @ 101
   6.625%, 06/01/20                                                                    215                 238
California State Higher
 Educational Facilities Authority,
 University of Redlands, Series A,
 Callable 06/01/10 @ 101
   5.950%, 06/01/15                                                                    310                 357
   6.150%, 06/01/20                                                                    500                 568
California State University Foundation,
 Monterey Bay,
 Callable 06/01/11 @ 100(MBIA)
   5.300%, 06/01/22                                                                    500                 538
California State University Fresno Association,
 Auxiliary Organization Event Center,
 Callable 07/01/12 @ 101
   6.000%, 07/01/22                                                                    500                 524
University of California, Series K,
 Callable 09/01/08 @ 101
   5.000%, 09/01/20                                                                  1,000               1,069
                                                                                                    ----------
                                                                                                         4,702
                                                                                                    ----------
HEALTHCARE - 6.5%
California Health Facilities Financing Authority,
 Casa Colina, Callable 04/01/12 @ 100
   5.500%, 04/01/13                                                                    300                 317
California Statewide Communities
 Development Authority,
 Elder Care Alliance, Series A
   7.250%, 11/15/11                                                                    250                 254
California Statewide Communities
 Development Authority, Kaiser Permanente,
 Series D, Mandatory Put 03/01/07 @ 100
   4.350%, 11/01/36(A)                                                          $      250          $      261
California Statewide
 Communities Development Authority,
 Los Angeles Orthopedic Hospital Foundation,
 Callable 06/01/07 @ 101(AMBAC)
   5.000%, 06/01/12                                                                    350                 389
Puerto Rico Industrial Tourist, Educational,
 Medical & Environmental Control Facilities,
 Hospital de La Concepcion, Series A
   5.500%, 11/15/08                                                                    400                 452
                                                                                                    ----------
                                                                                                         1,673
                                                                                                    ----------
HOUSING - 6.9%
ABAG Finance Authority,
 Lincoln Glen Manor Senior Citizens,
 Callable 02/15/08 @ 101(CMI)
   6.100%, 02/15/25                                                                    250                 275
California State Department of Veterans Affairs,
 Series C, Callable 01/09/11 @ 101(AMT)
   5.500%, 12/01/19                                                                    700                 755
California State Housing Finance Agency,
 Single Family Mortgage,
 Series B(AMT)(FNMA)(GNMA)
   5.650%, 06/01/10                                                                    205                 224
California Statewide Communities
 Development Authority, Archstone Seascape,
 Mandatory Put 06/01/08 @ 100
   5.250%, 06/01/29                                                                    500                 528
                                                                                                    ----------
                                                                                                         1,782
                                                                                                    ----------
SCHOOL DISTRICT - 4.2%
Golden West Schools Financing Authority,
 Series A(MBIA)
   5.750%, 02/01/14                                                                    250                 303
   5.800%, 08/01/22                                                                    320                 385
   5.800%, 08/01/23                                                                    345                 413
                                                                                                    ----------
                                                                                                         1,101
                                                                                                    ----------
TAX REVENUE - 7.4%
Grass Valley Community Redevelopment Agency,
 Tax Allocation, Callable 12/01/08 @ 102
   6.400%, 12/01/34                                                                    400                 433
Long Beach Community Facilities District #5,
 Towne Center Special Tax,
 Callable 10/01/06 @ 102
   6.100%, 10/01/12                                                                    250                 267
Los Angeles, Callable 03/01/10 @ 101
   5.625%, 03/01/19                                                                    200                 226
Los Angeles County Community
 Facilities District #3, Series A, Special Tax,
 Callable 09/01/10 @ 100(AMBAC)
   5.250%, 09/01/18                                                                    715                 788
San Francisco Bay Area Transportation Authority,
 Callable 07/01/09 @ 101(FGIC)
   5.500%, 07/01/26                                                                    200                 216
                                                                                                    ----------
                                                                                                         1,930
                                                                                                    ----------
TRANSPORTATION - 4.6%
Long Beach Harbor,
 Callable 05/15/05 @ 102(AMT)(MBIA)
   5.375%, 05/15/20                                                                    250                 261

The accompanying notes are an integral part of the financial statements.

                                       38

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Los Angeles County Metropolitan
 Transportation Authority, Series B,
 Callable 07/01/03 @ 102(AMBAC)
   5.250%, 07/01/23                                                             $      200          $      206
Los Angeles Harbor, Series B,
 Callable 11/01/06 @ 101(AMT)
   5.250%, 11/01/08                                                                    300                 331
Puerto Rico Commonwealth
 Highway & Transportation Authority,
 Series X(MBIA)
   5.500%, 07/01/15                                                                    100                 119
San Francisco Airport Commission,
 SFO Fuel Company,
 Callable 01/01/08 @ 102(AMT)(FSA)
   5.625%, 01/01/12                                                                    250                 280
                                                                                                    ----------
                                                                                                         1,197
                                                                                                    ----------
UTILITIES - 8.7%
California Statewide Communities
 Development Authority,
 Waste Management Project,
 Mandatory Put 04/01/04 @ 100(AMT)
   4.950%, 04/01/11                                                                    500                 509
Compton Sewer Authority,
 Callable 09/01/08 @ 102(MBIA)
   5.375%, 09/01/23                                                                  1,150               1,232
Los Angeles Water & Power
 Development Authority,
 Callable 02/15/05 @ 101
   6.100%, 02/15/17                                                                     35                  38
Los Angeles Water & Power Development Authority,
 Pre-refunded 02/15/05 @ 101
   6.100%, 02/15/17(B)                                                                 115                 129
South Placer Waste Water Authority,
 Series A, Callable 11/01/10 @ 101(FGIC)
   5.500%, 11/01/15                                                                    300                 346
                                                                                                    ----------
                                                                                                         2,254
                                                                                                    ----------
TOTAL REVENUE BONDS                                                                                     16,011
                                                                                                    ----------
GENERAL OBLIGATIONS - 26.6%
Acalanes Unified High School District,
 Zero Coupon Bond,
 Callable 08/01/10 @ 70.92(FGIC)
   5.560%, 08/01/16(C)                                                                 700                 355
California State, Callable 10/01/10 @ 100
   5.250%, 10/01/19                                                                    800                 859
Chaffey Unified High School District,
 Series B, Callable 08/01/10 @ 101(FGIC)
   5.000%, 08/01/25                                                                  1,510               1,576
Glendora Unified School District, Series A,
 Callable 09/01/10 @ 101(FSA)
   5.350%, 09/01/20                                                                    340                 378
Hanford Joint Union High School District,
 Series B, Zero Coupon Bond(MBIA)
   5.850%, 08/01/15(C)                                                                 260                 154
Jefferson Union High School District,
 San Mateo County, Series A(MBIA)
   6.250%, 08/01/20                                                                    460                 584
Los Angeles County Public Works
 Financing Authority,
 Regional Park & Open Space District,
 Series A, Callable 10/01/07 @ 101
   5.000%, 10/01/19                                                                    500                 536
Pomona Unified School District, Series A(MBIA)
   5.950%, 02/01/17                                                                    855               1,050

DESCRIPTION                                                               PAR (000)/SHARES         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Rowland Unified School District, Series A,
 Callable 09/01/10 @ 101(FSA)
   5.250%, 09/01/25                                                             $      250          $      267
Sacramento Unified School District, Series A,
 Pre-refunded 07/01/09 @ 102
   5.750%, 07/01/17(B)                                                                 400                 486
Wiseburn School District, Series A,
 Callable 08/01/10 @ 100(FGIC)
   5.250%, 08/01/22                                                                    600                 641
                                                                                                    ----------
TOTAL GENERAL OBLIGATIONS                                                                                6,886
                                                                                                    ----------
CERTIFICATES OF PARTICIPATION - 9.8%
Bakersfield Convention Center Expansion Project,
 Callable 04/01/07 @ 101(MBIA)
   5.875%, 04/01/22                                                                    250                 279
Escondido, Series A, Callable 09/01/10 @ 101(FGIC)
   5.625%, 09/01/20                                                                    300                 341
Lathrop, Series A, Callable 06/01/10 @ 101(MBIA)
   5.875%, 06/01/30                                                                    350                 394
Los Angeles, Sonnenblick del Rio Senior Lien,
 Callable 11/01/10 @ 101(AMBAC)
   6.000%, 11/01/19                                                                    330                 390
Orange County, Series A,
 Callable 07/01/06 @ 102(MBIA)
   5.875%, 07/01/19                                                                    150                 170
Pacifica Public Safety Building Project,
 Callable 11/01/09 @ 102(MBIA)
   5.875%, 11/01/24                                                                    300                 338
Ridgecrest Civic Center Project,
 Callable 03/01/09 @ 101
   6.250%, 03/01/21                                                                    250                 275
West Kern County Water District,
 Callable 06/01/10 @ 101
   5.200%, 06/01/14                                                                    320                 347
                                                                                                    ----------
TOTAL CERTIFICATES OF PARTICIPATION                                                                      2,534
                                                                                                    ----------
TOTAL MUNICIPAL BONDS
   (Cost $22,887)                                                                                       25,431
                                                                                                    ----------
MONEY MARKET FUND - 0.7%
Federated California Municipal Cash Trust                                          169,713                 170
                                                                                                    ----------
TOTAL MONEY MARKET FUND
   (Cost $170)                                                                                             170
                                                                                                    ----------
TOTAL INVESTMENTS - 98.8%
   (Cost $23,057)                                                                                       25,601
                                                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET - 1.2%                                                                   321
                                                                                                    ----------
TOTAL NET ASSETS - 100.0%                                                                           $   25,922
                                                                                                    ----------

(A) Variable Rate Security - The rate shown is the rate in effect as of September 30, 2002.

(B) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(C)  The rate shown is the effective yield at the time of purchase.

ABAG - Association of Bay Area Governments

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $2,359,554, which represents 9.1% of net assets.

CMI - California Mortgage Insurance Program

FGIC - Financial Guaranty Insurance Corporation

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

COLORADO INTERMEDIATE TAX FREE FUND

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.3%

REVENUE BONDS - 55.9%

BUILDING - 1.8%

Jefferson County, Metropolitan YMCA Project,
 Series A, Pre-refunded 08/01/05 @ 100
   7.500%, 08/01/08(A)                                                          $    1,000          $    1,151
                                                                                                    ----------
EDUCATION - 5.9%
Aurora Community College Project(CLE)(MLO)
   5.750%, 10/15/04                                                                    500                 531
Colorado State Board of Agriculture,
 Fort Lewis College Project(FGIC)
   6.000%, 10/01/02                                                                    250                 250
Colorado State Educational & Cultural
 Facilities Authority,
 Bromley East Charter School Project
   6.250%, 09/15/11                                                                    600                 643
Colorado State Educational & Cultural
 Facilities Authority,
 Classical Academy Charter School Project
   6.375%, 12/01/11                                                                  1,000               1,082
Colorado State Educational & Cultural
 Facilities Authority,
 Core Knowledge Charter School,
 Callable 11/01/09 @ 100
   6.850%, 11/01/16                                                                    440                 486
Colorado State Educational & Cultural
 Facilities Authority,
 University of Colorado Foundation,
 Callable 07/01/12 @ 100(AMBAC)
   5.000%, 07/01/27                                                                    710                 736
                                                                                                    ----------
                                                                                                        3,728
                                                                                                    ----------
HEALTHCARE - 13.1%
Colorado State Health Facilities Authority,
 Boulder Hospital(MBIA)
   4.875%, 10/01/09                                                                    500                 552
   5.000%, 10/01/10                                                                    500                 556
Colorado State Health Facilities Authority,
 The Devereux Foundation,
 Callable 11/01/12 @ 100(RA)
   4.200%, 11/01/13                                                                    380                 385
Colorado State Health Facilities Authority,
 Evangelical Lutheran Health Facilities,
 Callable 12/01/10 @ 102
   6.900%, 12/01/25                                                                    350                 386
Colorado State Health Facilities Authority,
 North Colorado Medical Center Project(FSA)
   5.000%, 05/15/09                                                                  1,000               1,107
Colorado State Health Facilities Authority,
 Parkview Medical Center
   5.500%, 09/01/07                                                                    250                 270
   5.750%, 09/01/08                                                                    250                 272
   5.500%, 09/01/09                                                                    500                 537
Colorado State Health Facilities Authority,
 Poudre Valley Healthcare,
 Callable 12/01/09 @ 101(FSA)
   5.750%, 12/01/10                                                                  1,000               1,157
Colorado State Health Facilities Authority,
 Steamboat Springs Health Project
   4.600%, 09/15/04                                                                    405                 411
Colorado State Health Facilities Authority,
 Vail Medical Center,
 Callable 01/15/12 @ 100
   5.750%, 01/15/22                                                                    800                 828
La Junta Hospital, Arkansas Valley
 Regional Medical Center Project
   5.200%, 04/01/06                                                             $      300          $      309
   5.300%, 04/01/07                                                                    320                 330
   5.400%, 04/01/08                                                                    335                 346
   5.500%, 04/01/09                                                                    355                 367
University of Colorado Hospital Authority,
 Callable 11/15/11 @ 100
   5.000%, 11/15/14                                                                    500                 515
                                                                                                    ----------
                                                                                                         8,328
                                                                                                    ----------
HOUSING - 1.2%
Colorado State Housing Finance Authority,
 Multifamily Housing, Series A(FHA)
   5.125%, 10/01/03                                                                    190                 191
Colorado State Housing Finance Authority,
 Multifamily Housing, Class I,
 Series A-4(FHLB)(VRDO)
   1.700%, 10/01/30                                                                    400                 400
Colorado State Housing Finance Authority,
 Single Family Mortgages, Series B-1,
 Callable 06/01/05 @ 103(AMT)
   5.875%, 06/01/11                                                                    160                 162
                                                                                                    ----------
                                                                                                           753
                                                                                                    ----------
MISCELLANEOUS - 6.2%
Children's Trust Fund,
 Puerto Rico Tobacco Settlement Issue
   5.750%, 07/01/09                                                                  2,000               2,214
Colorado State Educational & Cultural
 Facilities Authority, Colorado Public Radio
   4.800%, 07/01/09                                                                    250                 262
   4.900%, 07/01/10                                                                    265                 277
Colorado State Educational & Cultural
 Facilities Authority, Nashville Public Radio
   5.500%, 04/01/12                                                                    430                 466
Colorado State Educational & Cultural
 Facilities Authority,
 National Conference of State Legislatures,
 Callable 06/01/11 @ 100
   5.250%, 06/01/13                                                                    700                 759
                                                                                                    ----------
                                                                                                         3,978
                                                                                                    ----------
POLLUTION CONTROL - 1.7%
Moffat County, Pollution Control,
 Tri-State Generation Project(AMBAC)
   5.500%, 11/01/05                                                                  1,000               1,108
                                                                                                    ----------
RECREATIONAL FACILITY AUTHORITY - 1.9%
Denver City & County,
 Helen G. Bonfils Foundation Project,
 Series B, Callable 12/01/07 @ 100
   5.125%, 12/01/17                                                                    900                 975
Hyland Hills Metropolitan
 Park & Recreational District, Series A,
 Callable 12/15/07 @ 101
   6.100%, 12/15/09                                                                    210                 229
                                                                                                    ----------
                                                                                                         1,204
                                                                                                    ----------
TAX REVENUE - 7.2%
Boulder County Sales & Use Tax(FGIC)
   5.750%, 12/15/05                                                                    870                 974
Boulder County Sales & Use Tax,
 Escrowed to Maturity(FGIC)
   5.750%, 12/15/05(B)                                                                 130                 146
Douglas County Sales & Use Tax(FSA)
   6.000%, 10/15/09                                                                    300                 356

The accompanying notes are an integral part of the financial statements.

                                       40

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Larimer County Sales & Use Tax(AMBAC)
   5.000%, 12/15/09                                                             $      360          $      406
   5.000%, 12/15/10                                                                    460                 520
Longmont Sales & Use Tax,
 Callable 11/15/10 @ 100
   5.500%, 11/15/15                                                                    500                 566
Longmont Sales & Use Tax,
 Callable 11/15/10 @ 101(AMBAC)
   4.875%, 11/15/18                                                                  1,000               1,054
Westminster Sales & Use Tax, Series A,
 Callable 12/01/07 @ 102(FGIC)
   5.250%, 12/01/11                                                                    500                 565
                                                                                                    ----------
                                                                                                         4,587
                                                                                                    ----------
TRANSPORTATION - 5.1%
Colorado Department of Transportation(AMBAC)
   6.000%, 06/15/10                                                                  1,000               1,191
The E-470 Public Highway Authority, Series B,
 Zero Coupon Bond(MBIA)
   5.520%, 09/01/17(C)                                                               1,575                 806
   6.400%, 09/01/19(C)                                                                 960                 433
   5.650%, 09/01/20(C)                                                                 500                 210
   5.396%, 09/01/22(C)                                                               1,620                 599
                                                                                                    ----------
                                                                                                        3,239
                                                                                                    ----------
UTILITIES - 11.8%
Arapahoe County Water & Waste Authority
   5.550%, 12/01/06                                                                    140                 150
   5.650%, 12/01/07                                                                    150                 162
   5.750%, 12/01/08                                                                    160                 173
Arapahoe County Water & Waste Authority,
 Callable 12/01/09 @ 100
   6.000%, 12/01/11                                                                    185                 200
Boulder Water & Sewer
   5.750%, 12/01/10                                                                  1,545               1,825
Broomfield Water Activity Enterprise,
 Callable 12/01/10 @ 101(MBIA)
   5.500%, 12/01/17                                                                    500                 558
Colorado State Water Resource &
 Power Development Authority,
 Callable 10/01/02 @ 101
   5.800%, 09/01/03                                                                     45                  46
Colorado State Water Resource &
 Power Development Authority,
 Small Water Resources, Series A,
 Callable 11/01/10 @ 100(FGIC)
   5.700%, 11/01/15                                                                    100                 115
Denver City & County Wastewater,
 Callable 11/01/12 @ 100(FGIC)
   5.250%, 11/01/17                                                                  1,260               1,398
Platte River Power Authority, Series DD,
 Callable 06/01/07 @ 102(MBIA)
   5.375%, 06/01/17                                                                    875                 964
Ute Water Conservancy District(MBIA)
   6.000%, 06/15/09                                                                    680                 805
Westminster Water & Wastewater Utility Enterprise,
 Pre-refunded 12/01/04 @ 100(AMBAC)
   5.800%, 12/01/05(A)                                                               1,000               1,083
                                                                                                    ----------
                                                                                                         7,479
                                                                                                    ----------
TOTAL REVENUE BONDS                                                                                     35,555
                                                                                                    ----------
GENERAL OBLIGATIONS - 30.3%
Arapahoe County School District #5, Cherry Creek,
 Callable 12/15/09 @ 100(STAID)
   5.500%, 12/15/11                                                                  1,000               1,139
Boulder Valley School District #RE-2, Series A,
 Pre-refunded 12/01/04 @ 101(STAID)
   5.950%, 12/01/07(A)                                                          $    1,000          $    1,103
Brighton, Callable 12/01/02 @ 100.50(MBIA)
   6.350%, 12/01/05                                                                     95                  96
Douglas & Elbert Counties, School District #1,
 Series A, Pre-refunded 12/15/04 @ 101
 (MBIA)(STAID)
   6.400%, 12/15/11(A)                                                               1,000               1,114
Eagle, Garfield & Routt Counties,
 School District #50-J,
 Pre-refunded 12/01/04 @ 102(FGIC)(STAID)
   6.125%, 12/01/09(A)                                                               1,290               1,440
El Paso County School District #2, Harrison(STAID)
   7.050%, 12/01/04                                                                  1,000               1,113
El Paso County School District #3,
 Widefield, Zero Coupon Bond(MBIA)
   4.700%, 12/15/09(C)                                                                 500                 394
El Paso County School District #20, Series A(STAID)
   6.100%, 12/15/05                                                                    500                 565
Elbert County School District #C-1, Elizabeth
   5.150%, 12/01/08                                                                    500                 562
Garfield, Pitkin & Eagle Counties School District #1,
 Callable 06/15/04 @ 101(MBIA)(STAID)
   6.000%, 12/15/04                                                                  1,000               1,082
Goldsmith Metropolitan District(AMBAC)
   4.000%, 12/01/11                                                                    600                 634
Jefferson County School District #R-001
 (MBIA)(STAID)
   6.250%, 12/15/09                                                                  1,000               1,208
Jefferson County School District #R-001,
 Callable 12/15/07 @ 101(STAID)
   5.000%, 12/15/12                                                                    200                 221
La Plata County School District #9-R, Durango,
 Callable 11/01/02 @ 101(FGIC)
   6.200%, 11/01/05                                                                    165                 167
La Plata County School District #9-R, Durango,
 Pre-refunded 11/01/02 @ 101(FGIC)(STAID)
   6.200%, 11/01/05(A)                                                                 835                 847
Larimer County School District #R-1, Poudre(STAID)
   5.400%, 12/15/04                                                                    750                 810
Larimer, Weld & Boulder Counties,
 School District #R-2, Thompson, Series A,
 Callable 12/15/04 @ 100(STAID)
   5.900%, 12/15/06                                                                  1,000               1,085
Stonegate Village Metropolitan District, Series A,
 Pre-refunded 12/01/02 @ 100(FGIC)
   6.300%, 12/01/04(A)                                                                 500                 504
Summit County School District #R-1,
 Pre-refunded 12/01/04 @ 100
   6.450%, 12/01/08(A)                                                               1,250               1,380
Thornton, Pre-refunded 12/01/02 @ 101(FGIC)
   5.650%, 12/01/03(A)                                                               1,000               1,017
Valley Metropolitan District, Jefferson County
   4.800%, 12/15/02                                                                    100                 101
   4.900%, 12/15/03                                                                    260                 269
Weld County School District #RE-2,
 Callable 12/01/12 @ 100(FSA)(STAID)
   5.250%, 12/01/17                                                                  1,000               1,109
Westglenn Metropolitan District,
 Callable 12/01/09 @ 100
   6.000%, 12/01/14                                                                  1,220               1,328
                                                                                                    ----------
TOTAL GENERAL OBLIGATIONS                                                                               19,288
                                                                                                    ----------

                                       41

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
CERTIFICATES OF PARTICIPATION - 7.8%
Aurora, Callable 12/01/04 @ 101(MLO)
   6.000%, 12/01/06                                                             $    1,000          $    1,072
Colorado Springs Public Facility Authority,
 Old City Hall Project(FSA)(MLO)
   5.000%, 12/01/10                                                                    200                 226
Englewood Civic Center Project,
 Callable 12/01/08 @ 100(MBIA)(MLO)
   4.900%, 06/01/13                                                                    585                 637
Garfield County Building(AMBAC)(MLO)
   5.750%, 12/01/09                                                                    400                 470
Garfield County Building,
 Callable 12/01/09 @ 101(AMBAC)(MLO)
   5.300%, 12/01/11                                                                    400                 454
Regional Tranportation District,
 Series A(AMBAC)(VRDO)
   1.700%, 12/01/22                                                                  1,000               1,000
Westminster Recreational Facilities,
 Callable 09/01/09 @ 101(MBIA)(MLO)
   5.200%, 09/01/10                                                                  1,000               1,127
                                                                                                    ----------
TOTAL CERTIFICATES OF PARTICIPATION                                                                      4,986
                                                                                                    ----------
CONVERTIBLE BONDS - 4.3%
Northwest Parkway Public Highway Authority,
 Convertible, Zero Coupon Bond(AMBAC)
   5.000%, 06/15/14(C)                                                                 750                 548
   5.250%, 06/15/15(C)                                                               2,000               1,456
   5.350%, 06/15/16(C)                                                               1,000                 726
                                                                                                    ----------
TOTAL CONVERTIBLE BONDS                                                                                  2,730
                                                                                                    ----------
TOTAL MUNICIPAL BONDS
   (Cost $57,114)                                                                                       62,559
                                                                                                    ----------
TOTAL INVESTMENTS - 98.3%
   (Cost $57,114)                                                                                       62,559
                                                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET - 1.7%                                                                 1,083
                                                                                                    ----------
TOTAL NET ASSETS - 100.0%                                                                           $   63,642
                                                                                                    ----------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(C)  The rate shown is the effective yield at the time of purchase.

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $161,683, which represents 0.3% of net assets.

CLE - Connie Lee

FGIC - Financial Guaranty Insurance Corporation

FHA - Federal Housing Authority

FHLB - Federal Home Loan Bank

FSA - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

RA - Radian

STAID - State Aid Withholding

VRDO - Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 2002. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

COLORADO TAX FREE FUND

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.6%
REVENUE BONDS - 59.0%
EDUCATION - 10.0%
Colorado State Board of Agriculture,
 Auxiliary Facility Systems,
 Callable 03/01/07 @ 101(AMBAC)
   5.125%, 03/01/17                                                             $      200          $      214
Colorado State Educational & Cultural
 Facilities Authority, Ave Marie School Project,
 Callable 12/01/10 @ 100(AG)
   6.000%, 12/01/16                                                                    200                 235
Colorado State Educational & Cultural
 Facilities Authority,
 Bromley East Charter School Project
   6.250%, 09/15/11                                                                    400                 429
Colorado State Educational & Cultural
 Facilities Authority,
 Classical Academy Charter School Project
   6.375%, 12/01/11                                                                    695                 752
Colorado State Educational & Cultural
 Facilities Authority,
 Core Knowledge Charter School,
 Callable 11/01/09 @ 100
   6.850%, 11/01/16                                                                    100                 110
Colorado State Educational & Cultural
 Facilities Authority,
 University of Denver Project,
 Callable 03/01/11 @ 100(AMBAC)
   5.350%, 03/01/20                                                                    500                 543
University of Colorado, Enterprise Systems,
 Series A, Callable 06/01/12 @ 100(FGIC)
   5.000%, 06/01/19                                                                    750                 799
University of Northern Colorado,
 Auxiliary Facility System,
 Pre-refunded 06/01/07 @ 100(MBIA)
   5.600%, 06/01/24(A)                                                                 165                 188
                                                                                                    ----------
                                                                                                         3,270
                                                                                                    ----------
HEALTHCARE - 18.5%
Boulder County Longmont
 United Hospital Project(AG)
   5.250%, 12/01/09                                                                    260                 288
   5.300%, 12/01/10                                                                    330                 367
Colorado State Health Facilities Authority,
 The Devereux Foundation,
 Callable 11/01/12 @ 100(RA)
   5.000%, 11/01/22                                                                    250                 253
   5.000%, 11/01/27                                                                    250                 253
Colorado State Health Facilities Authority,
 Evangelical Lutheran Health Facilities,
 Callable 12/01/10 @ 102
   6.900%, 12/01/25                                                                    300                 331
Colorado State Health Facilities Authority,
 National Jewish Medical & Research
 Center Project, Callable 01/01/08 @ 100
   5.375%, 01/01/16                                                                  1,000               1,013
Colorado State Health Facilities Authority,
 Parkview Medical Center
   5.500%, 09/01/07                                                                    500                 540
   5.600%, 09/01/11                                                                    300                 324
Colorado State Health Facilities Authority,
 Portercare Adventist Project,
 Callable 11/15/11 @ 101
   6.500%, 11/15/23                                                                    600                 655

The accompanying notes are an integral part of the financial statements.

                                       42

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Colorado State Health Facilities Authority,
 Vail Valley Medical Center,
 Callable 01/15/12 @ 100
   5.800%, 01/15/27                                                             $      500          $      516
Colorado State Health Facilities Authority,
 Vail Valley Medical Center, Series A,
 Callable 01/15/05 @ 101(ACA)
   6.500%, 01/15/13                                                                    250                 265
Denver Health & Hospital Authority,
 Callable 12/01/11 @ 100
   6.000%, 12/01/31                                                                    750                 773
La Junta, Arkansas Valley
 Regional Medical Center Project,
 Callable 04/01/09 @ 101
   6.100%, 04/01/24                                                                    100                  99
University of Colorado Hospital Authority
   5.600%, 11/15/21                                                                    100                 103
   5.600%, 11/15/31                                                                    250                 255
                                                                                                    ----------
                                                                                                         6,035
                                                                                                    ----------
HOUSING - 3.0%
Colorado State Housing Finance Authority,
 Multifamily Project, Class I, Series B-4,
 Callable 10/01/10 @ 100
   5.900%, 04/01/31                                                                    100                 107
Colorado State Housing Finance Authority,
 Series E-2, Callable 08/01/10 @ 105(AMT)
   7.000%, 02/01/30                                                                    300                 348
Colorado State Housing Finance Authority,
 Single Family Housing Program, Series A-2,
 Callable 10/01/09 @ 105(AMT)
   7.450%, 10/01/16                                                                     65                  70
Colorado State Housing Finance Authority,
 Single Family Housing Program, Series B-2,
 Callable 04/01/10 @ 105(AMT)
   7.100%, 04/01/17                                                                    155                 167
El Paso County, Series D, Zero Coupon Bond,
 Escrowed to Maturity(AMT)(FSA)(GNMA)
   6.000%, 07/01/11(B)(C)                                                              400                 284
                                                                                                    ----------
                                                                                                           976
                                                                                                    ----------
MISCELLANEOUS - 3.2%
Colorado State Educational & Cultural
 Facilities Authority,
 Nashville Public Radio, Callable 04/01/12 @ 100
   5.875%, 04/01/22                                                                    250                 261
Colorado State Educational & Cultural
 Facilities Authority,
 National Conference of State Legislatures,
 Callable 06/01/11 @ 100
   5.250%, 06/01/21                                                                    750                 768
                                                                                                    ----------
                                                                                                         1,029
                                                                                                    ----------
RECREATIONAL FACILITY AUTHORITY - 1.0%
Denver City & County, Helen G. Bonfils
 Foundation Project, Series B,
 Callable 12/01/07 @ 100
   5.125%, 12/01/17                                                                    100                 108
Hyland Hills Metropolitan Park & Recreational
 District, Series A, Callable 12/15/07 @ 101
   6.100%, 12/15/09                                                                    200                 218
                                                                                                    ----------
                                                                                                           326
                                                                                                    ----------
TAX REVENUE - 6.1%
Boulder County Sales & Use Tax, Series A,
 Callable 12/15/09 @ 101(FGIC)
   5.800%, 12/15/16                                                             $      495          $      576
   6.000%, 12/15/19                                                                    200                 234
Douglas County Sales & Use Tax,
 Callable 10/15/10 @ 100(FSA)
   5.625%, 10/15/20                                                                    200                 226
Highlands Ranch Metropolitan District #2,
 Callable 06/15/06 @ 101(FSA)
   5.000%, 06/15/16                                                                    200                 215
Larimer County Sales & Use Tax,
 Callable 12/15/10 @ 100(AMBAC)
   5.625%, 12/15/18                                                                    100                 113
Metex Metropolitan District, Series A,
 Callable 12/01/07 @ 101(MBIA)
   5.800%, 12/01/16                                                                    350                 401
Mountain Village Metropolitan District,
 San Miquel County,
 Callable 12/01/07 @ 101(MBIA)
   5.200%, 12/01/17                                                                    200                 219
                                                                                                    ----------
                                                                                                         1,984
                                                                                                    ----------
TRANSPORTATION - 5.9%
Colorado Department of Transportation,
 Series B(MBIA)
   5.500%, 06/15/14                                                                    500                 587
Denver City & County Airport, Series E,
 Callable 11/15/07 @ 101(MBIA)
   5.250%, 11/15/23                                                                    500                 520
The E-470 Public State Authority, Series A,
 Callable 09/01/07 @ 101(MBIA)
   5.000%, 09/01/16                                                                    750                 806
                                                                                                    ----------
                                                                                                         1,913
                                                                                                    ----------
UTILITIES - 11.3%
Boulder Water & Sewer, Callable 12/01/10 @ 100
   5.700%, 12/01/19                                                                    300                 342
Broomfield Water Activity Enterprise,
 Callable 12/01/10 @ 101(MBIA)
   5.500%, 12/01/19                                                                    400                 446
Colorado State Water Reserve & Power
 Development Authority, Series A,
 Callable 11/01/12 @ 100(FGIC)
   5.000%, 11/01/22                                                                    500                 523
Colorado Water Power Development Authority
   5.250%, 09/01/11                                                                    300                 345
Denver City & County, Wastewater,
 Callable 11/01/12 @ 100(FGIC)
   5.000%, 11/01/20                                                                    500                 532
   5.125%, 11/01/22                                                                    250                 265
Fort Collins Wastewater Utility Enterprise,
 Callable 12/01/10 @ 100(FSA)
   5.500%, 12/01/20                                                                    300                 334
Platte River Power Authority, Series DD,
 Callable 06/01/07 @ 102(MBIA)
   5.375%, 06/01/17                                                                    500                 551

                                       43

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Pueblo County Board of Waterworks, Series A,
 Callable 11/01/10 @ 100(FSA)
   5.875%, 11/01/18                                                             $      305          $      351
                                                                                                    ----------
                                                                                                         3,689
                                                                                                    ----------
TOTAL REVENUE BONDS                                                                                     19,222
                                                                                                    ----------
GENERAL OBLIGATIONS - 19.8%
Adams & Arapahoe Counties
 Joint School District #28J, Aurora, Series C,
 Callable 12/01/06 @ 102(STAID)
   5.350%, 12/01/15                                                                    300                 329
Adams County School District #12,
 Callable 12/15/07 @ 101(FGIC)
   5.400%, 12/15/16                                                                    250                 279
Arapahoe County School District #5, Cherry Creek,
 Callable 12/15/09 @ 100(STAID)
   5.500%, 12/15/19                                                                    550                 609
Arapahoe County Water & Wastewater(MBIA)
   5.000%, 12/01/26                                                                    750                 779
Boulder Open Space Acquisition,
 Callable 08/15/10 @ 100
   5.450%, 08/15/16                                                                    350                 394
Clear Creek School District #1,
 Pre-refunded 12/01/10 @ 100(FSA)(STAID)
   5.750%, 12/01/17(A)                                                                 200                 238
Clear Creek School District #RE-1,
 Callable 12/01/12 @ 100(FSA)(STAID)
   5.000%, 12/01/19                                                                    500                 533
Douglas County School District #RE-1,
 Callable 12/15/12 @ 100(FSA)
   5.125%, 12/15/25                                                                    750                 791
El Paso County School District #38,
 Pre-refunded 12/01/10 @ 100(STAID)
   6.375%, 12/01/18(A)                                                                 200                 247
   6.000%, 12/01/24(A)                                                                 250                 302
El Paso County School District #49, Falcon(FGIC)
   5.000%, 12/01/11                                                                    500                 567
El Paso County School District #49,
 Falcon, Series A,
 Callable 12/01/09 @ 105(FSA)(STAID)
   6.000%, 12/01/18                                                                    200                 240
Morgan County School District #RE-3,
 Callable 12/01/09 @ 100(AMBAC)
   4.800%, 12/01/18                                                                    250                 259
Pitkin County School District #1, Aspen(FGIC)
   4.000%, 12/01/05                                                                    230                 245
Pueblo County, School District #70,
 Pre-refunded 12/01/09 @ 100(FGIC)(STAID)
   6.000%, 12/01/18(A)                                                                 100                 120
Puerto Rico Commonwealth, Public Improvements,
 Callable 07/01/05 @ 101
   6.000%, 07/01/29                                                                    200                 224
Weld County School District #RE-2(FSA)
   3.000%, 12/01/02                                                                    275                 276
                                                                                                    ----------
TOTAL GENERAL OBLIGATIONS                                                                                6,432
                                                                                                    ----------
CERTIFICATES OF PARTICIPATION - 12.9%
Adams County Communication Center,
 Series A(MLO)
   3.000%, 12/01/02                                                                    350                 350
Arapahoe County Building Finance Authority,
 Callable 02/15/10 @ 100(AMBAC)
   5.250%, 02/15/19                                                                    400                 433
   5.250%, 02/15/21                                                                    650                 691

DESCRIPTION                                                               PAR (000)/SHARES         VALUE (000)
--------------------------------------------------------------------------------------------------------------
Broomfield Open Space
 Park & Recreation Facilities,
 Callable 12/01/10 @ 100(AMBAC)
   5.500%, 12/01/20                                                             $      800          $      892
Colorado Springs Old City Hall Project,
 Callable 12/01/10 @ 100(FSA)
   5.500%, 12/01/17                                                                    200                 227
   5.500%, 12/01/20                                                                    200                 223
Denver City & County, Series A,
 Callable 05/01/10 @ 100(MBIA)
   5.500%, 05/01/17                                                                    400                 450
Eagle County, Callable 12/01/09 @ 101(MBIA)
   5.400%, 12/01/18                                                                    300                 329
Fremont County Lease,
 Callable 12/15/07 @ 101(MBIA)(MLO)
   5.300%, 12/15/17                                                                    250                 274
Garfield County, Callable 12/01/09 @ 101(AMBAC)
   5.750%, 12/01/19                                                                    300                 343
                                                                                                    ----------
TOTAL CERTIFICATES OF PARTICIPATION                                                                      4,212
                                                                                                    ----------
CONVERTIBLE BONDS - 4.9%
Northwest Parkway Public Highway Authority,
 Convertible, Zero Coupon Bond(AMBAC)
   5.000%, 06/15/14(B)                                                                 750                 548
   5.090%, 06/15/15(B)                                                                 500                 364
Northwest Parkway Public Highway Authority,
 Convertible, Zero Coupon Bond,
 Callable 06/15/16 @ 100(AMBAC)
   5.700%, 06/15/21(B)                                                               1,000                 696
                                                                                                    ----------
TOTAL CONVERTIBLE BONDS                                                                                  1,608
                                                                                                    ----------
TOTAL MUNICIPAL BONDS
   (Cost $28,433)                                                                                       31,474
                                                                                                    ----------
RELATED PARTY MONEY MARKET FUND - 2.1%
First American Tax Free Obligations Fund(D)                                        671,183                 671
                                                                                                    ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $671)                                                                                             671
                                                                                                    ----------
TOTAL INVESTMENTS - 98.7%
   (Cost $29,104)                                                                                       32,145
                                                                                                    ----------
OTHER ASSETS AND LIABILITIES, NET - 1.3%                                                                   437
                                                                                                    ----------
TOTAL NET ASSETS - 100.0%                                                                           $   32,582
                                                                                                    ----------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B)  The rate shown is the effective yield at the time of purchase.

(C) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(D) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ACA - American Capital Access

AG - Asset Guaranty

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $868,654, which represents 2.7% of net assets.

FGIC - Financial Guaranty Insurance Corporation

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

RA - Radian

STAID - State Aid Withholding

The accompanying notes are an integral part of financial statements.

INTERMEDIATE TAX FREE FUND

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 97.5%
ALABAMA - 1.0%
Alabama State Docks Department,
 Callable 10/01/08 @ 102(MBIA)(RB)
   5.250%, 10/01/10                                                             $    3,000          $    3,388
Anniston, Regional Medical Center Board,
 Northeast Alabama Regional Medical
 Center Project,
 Escrowed to Maturity(RB)
   8.000%, 07/01/11(A)                                                               1,400               1,796
                                                                                                    ----------
                                                                                                         5,184
                                                                                                    ----------
ALASKA - 1.7%
Alaska State Housing Finance Corporation,
 Callable 12/01/02 @ 102(RB)
   6.375%, 12/01/12                                                                  1,465               1,505
Alaska State Housing Finance Corporation,
 Series A(MBIA)(RB)
   4.950%, 12/01/02                                                                    560                 563
   5.350%, 06/01/06                                                                    555                 599
Alaska State Housing Finance Corporation,
 Series A(RB)
   5.900%, 12/01/04                                                                    700                 751
Alaska State Housing Finance Corporation,
 Series A, Callable 06/01/04 @ 102(RB)
   5.400%, 12/01/23                                                                  3,000               3,055
Alaska State Housing Finance Corporation,
 Series A, Callable 12/01/05 @ 102(MBIA)(RB)
   5.400%, 12/01/08                                                                  1,000               1,060
Alaska State Industrial
 Development & Export Authority,
 Callable 04/01/03 @ 102(RB)
   5.950%, 04/01/06                                                                    630                 652
Anchorage, Electric Utility(MBIA)(RB)
   5.500%, 12/01/02                                                                    700                 705
                                                                                                    ----------
                                                                                                         8,890
                                                                                                    ----------
ARIZONA - 3.4%
Arizona Health Facilities,
 Pre-refunded 11/01/03 @ 102(RB)
   7.250%, 11/01/14(B)                                                               1,725               1,846
Arizona State Municipal Financing Program,
 Escrowed to Maturity(COP)(MLO)
   8.750%, 08/01/07(A)                                                               1,500               1,930
Arizona State Transportation Board(RB)
   8.000%, 07/01/05                                                                  5,000               5,816
Maricopa County Elementary Schools,
 Partially Pre-refunded 07/01/03 @ 102(GO)
   5.625%, 07/01/13(B)                                                               2,500               2,614
Maricopa County School District #69,
 Paradise Valley(GO)(MBIA)
   5.300%, 07/01/11                                                                  1,000               1,151
Phoenix, Series A(GO)
   5.550%, 07/01/09                                                                  1,000               1,157
Phoenix Street & Highway User(RB)
   6.500%, 07/01/09                                                                    180                 184
   6.250%, 07/01/11                                                                    900                 921
Yavapai County Industrial Development Authority,
 Waste Management Project,
 Mandatory Put 06/01/05 @ 100(AMT)(RB)
   4.625%, 06/01/27                                                                  2,000               2,034
                                                                                                    ----------
                                                                                                        17,653
                                                                                                    ----------
CALIFORNIA - 4.0%
ABAG Financial Authority,
 Archstone Redwood Housing Project,
 Series A(RB)
   5.300%, 10/01/08                                                             $      290          $      308
Azusa Redevelopment Agency,
 Single Family Mortgage, Series A,
 Escrowed to Maturity(FNMA)(RB)
   6.400%, 10/01/02(A)                                                               1,000               1,000
Bakersfield Convention Center Expansion Project,
 Callable 04/01/07 @ 101(COP)(MBIA)(MLO)
   5.400%, 04/01/09                                                                  1,000               1,126
California State, Callable 11/01/11 @ 100(GO)
   5.000%, 11/01/18                                                                  5,000               5,315
California Statewide Communities Development
 Authority, Multifamily Housing,
 Citrus Gardens Apartments,
 Callable 07/01/12 @ 102(RB)
   5.375%, 07/01/26                                                                    500                 509
California Statewide
 Communities Development Authority,
 Archstone Seascape,
 Mandatory Put 06/01/08 @ 100(RB)
   5.250%, 06/01/29                                                                  1,000               1,056
California Statewide
 Communities Development Authority,
 Elder Care Alliance, Series A(RB)
   7.250%, 11/15/11                                                                  1,450               1,472
California Statewide
 Communities Development Authority,
 Waste Management Project,
 Mandatory Put 04/01/04 @ 100(AMT)(RB)
   4.950%, 04/01/11                                                                    500                 509
Mountain View Los Altos School District,
 Callable 05/01/07 @ 102(GO)
   6.500%, 05/01/17                                                                  2,000               2,385
Orange County Transportation Authority,
 Measure M Project,
 Callable 10/01/02 @ 102(RB)
   5.700%, 02/15/03                                                                    200                 203
Oxnard Redevelopment Agency,
 Callable 06/21/04 @ 103(COP)
   4.125%, 07/01/05                                                                    500                 525
Roseville California JT High School,
 Callable 08/01/11 @ 101(GO)
   5.100%, 08/01/19                                                                    390                 424
San Diego County,
 Developmental Services Foundation,
 Callable 09/01/12 @ 100(COP)
   5.500%, 09/01/27                                                                  2,250               2,272
San Jose Airport,
 Callable 03/01/03 @ 102(MBIA)(RB)
   6.100%, 03/01/06                                                                  1,000               1,038
San Marcos, Escrowed to Maturity,
 Zero Coupon Bond(COP)
   4.890%, 02/15/06(A)(C)                                                            1,085               1,018
San Mateo Unified High School District, Series B,
 Zero Coupon Bond(FGIC)(GO)
   5.150%, 09/01/17(C)                                                               1,000                 520
Victor Elementary School District, Series A,
 Zero Coupon Bond(FGIC)(GO)
   5.660%, 08/01/23(C)                                                               2,030                 730
                                                                                                    ----------
                                                                                                        20,410
                                                                                                    ----------

                                       45

DESCRIPTION                                                                      PAR (000)         VALUE (000)
--------------------------------------------------------------------------------------------------------------
COLORADO - 6.8%
Boulder, Larimer & Weld Counties
 School District #R-1, Vrain Valley,
 Callable 12/15/02 @ 101(GO)(MBIA)
   5.600%, 12/15/05                                                             $    1,000          $    1,018
Colorado Department of
 Transportation(AMBAC)(RB)
   6.000%, 06/15/08                                                                  3,000               3,504
Colorado Educational & Cultural Facilities,
 Bromley East Charter School Project,
 Callable 09/15/11 @ 100(RB)
   6.750%, 09/15/15                                                                  1,200               1,273
Colorado Educational & Cultural Facilities,
 Classical Academy Charter School Project,
 Callable 12/01/11 @ 100(RB)
   6.750%, 12/01/16                                                                  1,500               1,582
Colorado Educational & Cultural Facilities,
 Pinnacle Charter School Project(RB)
   5.250%, 12/01/11                                                                  1,770               1,797
Colorado Health Facilities Authority,
 Retirement Facilities, Escrowed to Maturity,
 Zero Coupon Bond(RB)
   5.500%, 07/15/20(A)(C)                                                           10,000               4,248
Colorado Springs Utilities, Series A(RB)(VRDO)
   1.650%, 11/01/29                                                                  1,000               1,000
Colorado State Educational & Cultural
 Facilities Authority, Classical Academy
 Charter School Project(RB)
   6.375%, 12/01/11                                                                  1,000               1,082
Colorado State Educational & Cultural
 Facilities Authority, Classical Academy
 Charter School Project,
 Callable 12/01/11 @ 100(RB)
   7.250%, 12/01/21                                                                  1,500               1,584
Colorado State Housing Finance Authority,
 Multifamily Housing, Class I,
 Series A-4(FHLB)(RB)(VRDO)
   1.700%, 10/01/30                                                                  1,600               1,600
Colorado State Housing Finance Authority,
 Series A-2, Callable 05/01/06 @ 105(RB)
   7.150%, 11/01/14                                                                    570                 596
Colorado Water & Power
 Development Authority, Series A(RB)
   5.250%, 09/01/13                                                                  2,100               2,423
El Paso County School District #2, Harrison,
 Callable 12/01/11 @ 100(FGIC)(GO)(STAID)
   5.500%, 12/01/16                                                                  1,280               1,459
Fruita, Escrowed to Maturity(GO)
   9.250%, 04/01/03(A)                                                                 480                 480
Greenwood South Metropolitan District,
 Arapahoe County,
 Callable 12/01/02 @ 100(FSA)(GO)(MBIA)
   7.250%, 12/01/06                                                                  1,500               1,515
   7.300%, 12/01/06                                                                  2,000               2,020
Jefferson County,
 Callable 12/01/02 @ 102(COP)(MBIA)(MLO)
   6.650%, 12/01/08                                                                    500                 514
Jefferson County School District #R-1(GO)(MBIA)
   6.500%, 12/15/11                                                                  2,000               2,506
Jefferson County School District #R-1,
 Callable 12/15/08 @ 101(FGIC)(GO)(STAID)
   5.250%, 12/15/11                                                                  1,000               1,125
Loveland, Escrowed to Maturity(GO)
   8.875%, 11/01/05(A)                                                               1,365               1,524
Regional Transportation District,
 Series A(AMBAC)(COP)(VRDO)
   1.700%, 12/01/22                                                             $    1,000          $    1,000
Westminster Water & Wastewater
 Utilities Improvement,
 Callable 12/01/04 @ 100(AMBAC)(RB)
   6.000%, 12/01/09                                                                  1,000               1,091
                                                                                                    ----------
                                                                                                        34,941
                                                                                                    ----------
DELAWARE - 1.5%
Delaware State Economic Development Authority,
 Pre-refunded 07/01/05 @ 102(RB)
   7.625%, 07/01/25(B)                                                               2,800               3,269
Delaware State Health Facilities Authority,
 Partially Pre-refunded 04/01/04 and
 10/01/04 @ 100(RB)
   7.000%, 10/01/15(B)                                                               1,265               1,376
Delaware State, Callable 10/01/02 @ 101(GO)
   6.350%, 04/01/03                                                                  1,000               1,014
New Castle County,
 Callable 10/01/03 @ 102(GO)
   5.300%, 10/01/05                                                                  2,000               2,113
                                                                                                    ----------
                                                                                                         7,772
                                                                                                    ----------
FLORIDA - 0.9%
Greater Orlando Aviation Authority,
 Airport Facilities(AMT)(FGIC)(RB)
   5.250%, 10/01/09                                                                  1,815               2,033
Lee County Industrial Development Authority,
 Shell Point Village Health Project, Series A(RB)
   5.500%, 11/15/08                                                                  1,000               1,059
Palm Beach County Housing Facilities,
 Lourdes Noreen McKeen(RA)(RB)
   3.500%, 12/01/08                                                                    785                 797
   3.750%, 12/01/09                                                                    815                 830
                                                                                                    ----------
                                                                                                         4,719
                                                                                                    ----------
HAWAII - 2.1%
Hawaii State Airport System,
 Series B(AMT)(FGIC)(RB)
   6.250%, 07/01/06                                                                  2,000               2,259
Hawaii State Harbor System,
 Series A(AMT)(FSA)(RB)
   5.250%, 07/01/08                                                                  2,270               2,518
Hawaii State Highway, Escrowed to Maturity(RB)
   4.800%, 07/01/03(A)                                                                 600                 615
Hawaii State, Series CY(FSA)(GO)
   5.250%, 02/01/10                                                                  5,000               5,655
                                                                                                    ----------
                                                                                                        11,047
                                                                                                    ----------
IDAHO - 0.2%
Ada & Canyon Counties, Joint School District #2,
 Pre-refunded 07/30/05 @ 101(GO)
   5.500%, 07/30/11(B)                                                               1,000               1,112
                                                                                                    ----------
ILLINOIS - 15.1%
Bolingbrook, Capital Appreciation,
 Zero Coupon Bond(GO)
   4.850%, 01/01/05(C)                                                               1,080               1,031
Chicago, City Colleges,
 Zero Coupon Bond(FGIC)(GO)
   5.900%, 01/01/15(C)                                                              10,000               5,959
Chicago, Midway Airport Project,
 Series C(MBIA)(RB)
   5.500%, 01/01/14                                                                  1,300               1,482

The accompanying notes are an integral part of the financial statements.

                                       46

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Chicago, Park District,
 Parking Facilities Authority(ACA)(RB)
   5.250%, 01/01/03                                        $         1,075   $         1,083
   5.500%, 01/01/08                                                  3,585             3,921
Chicago, Project & Refunding(FSA)(GO)
   5.500%, 01/01/13                                                  1,000             1,162
Chicago, Project & Refunding, Series A(FGIC)(GO)
   5.250%, 01/01/11                                                  5,000             5,657
Chicago, Single Family Mortgages, Series A,
 Callable 03/01/06 @ 103
 (AMT)(FHLMC)(FNMA)(GNMA)(RB)
   5.250%, 03/01/13                                                    145               145
Chicago Water, Zero Coupon Bond(FGIC)(RB)
   6.776%, 11/01/08(C)                                               5,150             4,258
   5.260%, 11/01/09(C)                                               6,450             5,083
Cook County(GO)(MBIA)
   7.250%, 11/01/07                                                  2,000             2,380
Cook County Community High School District #219,
 Zero Coupon Bond(FSA)(GO)
   4.900%, 12/01/07(C)                                               1,560             1,348
Cook County Community Unit School District #65,
 Evanston, Series A(FSA)(GO)
   6.375%, 05/01/09                                                  3,000             3,588
Cook County Community Unit School District #102,
 Zero Coupon Bond(FGIC)(GO)
   5.200%, 12/01/13(C)                                               2,440             1,569
Cook County Community Unit School District #401,
 Elmwood Park, Zero Coupon Bond(FSA)(GO)
   5.800%, 12/01/11(C)                                               3,625             2,590
Cook County School District #99(FGIC)(GO)
   8.500%, 12/01/04                                                  1,000             1,141
Granite Single Family Mortgage(RB)
   7.750%, 10/01/11                                                    875             1,073
Illinois Development Finance Authority,
 Midwestern University, Series B,
 Callable 05/15/11 @ 101(RB)
   5.750%, 05/15/16                                                    350               372
Illinois Health Facilities Authority,
 Evangelical, Escrowed to Maturity(RB)
   6.750%, 04/15/12(A)                                               1,320             1,627
Illinois Health Facilities Authority,
 Loyola University Health System, Series A,
 Callable 07/01/11 @ 100(RB)
   6.000%, 07/01/21                                                  2,000             2,057
Illinois State(AMBAC)(COP)(MLO)
   6.000%, 07/01/06                                                  1,000             1,133
Illinois State, Callable 06/01/09 @ 101(FGIC)(GO)
   5.375%, 06/01/10                                                  2,000             2,313
Illinois State Development Finance Authority,
 Elgin School District, Zero Coupon Bond(RB)
   5.210%, 01/01/18(C)                                               2,750             1,370
Illinois State Development Finance Authority,
 Elmhurst Community School #205,
 Callable 01/01/11 @ 100(FSA)(RB)
   6.375%, 01/01/13                                                  1,025             1,242
Illinois State Development Finance Authority,
 Waste Management Project(AMT)(RB)
   5.850%, 02/01/07                                                  1,000             1,034
Illinois State Education Finance Authority,
 The Art Institute of Chicago,
 Mandatory Put 03/01/06 @ 100(RB)
   4.700%, 03/01/30                                                  4,500             4,813
Illinois State Health Facilities Authority(RB)
   6.500%, 02/15/06                                                  1,130             1,256
Illinois State Sales Tax(RB)
   6.000%, 06/15/09                                        $         2,500   $         2,942
   5.100%, 06/15/10                                                  2,000             2,253
Lake County Community School District #50,
 Woodland, Series A,
 Callable 12/01/08 @ 100(FGIC)(GO)
   5.000%, 12/01/09                                                  1,000             1,106
Metropolitan Pier & Exposition Authority,
 State Sales Tax, Series A,
 Callable 12/15/09 @ 101(FGIC)(RB)
   5.550%, 12/15/11                                                    675               777
Metropolitan Pier & Exposition Authority,
 State Sales Tax, Series A, Escrowed to Maturity,
 Zero Coupon Bond(FGIC)(RB)
   5.000%, 06/15/09(A)(C)                                            1,465             1,167
Metropolitan Pier & Exposition Authority,
 State Sales Tax, Series A,
 Pre-refunded 12/15/09 @ 101(FGIC)(RB)
   5.550%, 12/15/11(B)                                                 325               383
Metropolitan Pier & Exposition Authority,
 State Sales Tax, Series A,
 Zero Coupon Bond(FGIC)(RB)
   5.000%, 06/15/09(C)                                                  35                28
Metropolitan Pier & Exposition Authority,
 State Sales Tax,
 Zero Coupon Bond(FGIC)(MBIA)(RB)
   5.200%, 06/15/17(C)                                               1,000               671
Rockford School District #205(FGIC)(GO)
   5.000%, 02/01/14                                                    500               557
Springfield Electric Revenue(MBIA)(RB)
   6.000%, 03/01/06                                                  1,050             1,179
University of Illinois, Escrowed to Maturity(RB)
   6.100%, 10/01/03(A)                                               1,005             1,051
Will County School District #86,
 Zero Coupon Bond(FSA)(GO)
   5.600%, 11/01/17(C)                                               3,870             1,966
Will County School District #365,
 Zero Coupon Bond(FSA)(GO)
   4.530%, 11/01/05(C)                                               1,685             1,577
Winnebago County School District #122,
 Harlem-Love Park, Zero Coupon Bond(FSA)(GO)
   5.200%, 01/01/17(C)                                               3,000             1,587
                                                                             ---------------
                                                                                      77,931
                                                                             ---------------
INDIANA - 2.7%
Evansville Vanderburgh, Public Leasing,
 Callable 01/15/12 @ 100(MBIA)(RB)
   5.750%, 07/15/18                                                  1,000             1,126
Franklin Township Independent
 School Building Corporation(RB)
   5.750%, 07/15/09                                                  1,235             1,450
Indiana State Educational Facilities Authority,
 St. Joseph's College Project(RB)
   6.100%, 10/01/09                                                  1,515             1,654
Indiana State Educational Facilities Authority,
 St. Joseph's College Project,
 Callable 10/01/09 @ 102(RB)
   6.600%, 10/01/14                                                  1,410             1,530
Indiana State Housing Authority, Series B-1,
 Callable 07/01/05 @ 102(RB)
   6.150%, 07/01/17                                                    870               902

                                       47

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Indiana Transportation Finance Authority,
 Escrowed to Maturity,
 Callable 06/01/11 @ 100(RB)
   5.750%, 06/01/12(A)                                     $           180   $           216
Indiana Transportation Finance Authority,
 Series A(AMBAC)(RB)
   5.750%, 06/01/12                                                  1,820             2,158
Indiana University, Series K,
 Zero Coupon Bond(MBIA)(RB)
   5.360%, 08/01/11(C)                                               3,750             2,712
St. Joseph County Hospital,
 Callable 02/15/08 @ 101(MBIA)(RB)
   4.750%, 08/15/12                                                  1,000             1,056
Zionsville Community Schools Building,
 First Mortgage Bonds,
 Callable 01/15/12 @ 100(FGIC)(RB)(STAID)
   5.750%, 07/15/15                                                    775               897
                                                                             ---------------
                                                                                      13,701
                                                                             ---------------
IOWA - 1.3%
Iowa Higher Education Authority,
 Callable 10/01/12 @ 100(ACA)(RB)
   5.500%, 10/01/28                                                  2,000             2,116
Iowa Higher Education Authority,
 Central College(RB)
   5.450%, 10/01/26                                                  1,000             1,061
Salix Pollution Control, Interstate Power Company,
 Mandatory Put 01/01/04 @ 100(RB)
   4.200%, 01/01/13                                                  3,450             3,520
                                                                             ---------------
                                                                                       6,697
                                                                             ---------------
KANSAS - 1.1%
Butler County Public Building Authority(MBIA)(RB)
   6.375%, 10/01/10                                                  1,000             1,223
Kansas State Department
 Transportation Highway(RB)
   5.500%, 09/01/10                                                    500               581
Sedgwick & Shawnee Counties,
 Single Family Mortgages,
 Series A-2(GNMA)(RB)
   6.700%, 06/01/29                                                  2,240             2,605
Sedgwick County School District #267
 (AMBAC)(GO)
   5.250%, 11/01/12                                                  1,045             1,205
                                                                             ---------------
                                                                                       5,614
                                                                             ---------------
KENTUCKY - 0.7%
Kentucky Economic Development Finance Authority,
 Norton Healthcare, Series A,
 Callable 10/01/10 @ 101(RB)
   6.250%, 10/01/12                                                    750               812
Kentucky State Turnpike Authority,
 Escrowed to Maturity(RB)
   7.200%, 07/01/09(A)                                               1,400             1,646
Louisville Water, Escrowed to Maturity(RB)
   6.000%, 11/15/07(A)                                               1,250             1,450
                                                                             ---------------
                                                                                       3,908
                                                                             ---------------
LOUISIANA - 0.2%
Louisiana Local Government Environmental Facilities,
 Community Development Authority,
 Callable 01/01/12 @ 101(AMT)(RB)
   6.650%, 01/01/25                                                    880               888
                                                                             ---------------
MAINE - 0.5%
Maine Municipal Bond Bank,
 Series B(FSA)(GO)
   5.750%, 11/01/10                                        $         2,000   $         2,359
                                                                             ---------------
MASSACHUSETTS - 3.6%
Boston Industrial Development Financing Authority,
 Crosstown Center Project,
 Callable 09/01/12 @ 102(AMT)(RB)
   6.500%, 09/01/35(D)                                               2,000             1,979
Massachusetts Bay Transportation Authority,
 General Transportation System Project,
 Series C(FGIC)(RB)
   5.750%, 03/01/10                                                  2,100             2,448
Massachusetts Bay Transportation Authority,
 Series A(RB)
   6.250%, 03/01/12                                                  1,875             2,296
Massachusetts State, Series A,
 Callable 01/01/11 @ 100(GO)
   5.125%, 01/01/16                                                  3,000             3,411
Massachusetts State Commonwealth,
 Special Obligation, Series A(RB)
   5.500%, 06/01/13                                                  1,000             1,172
Massachusetts State Development
 Finance Agency, Briarwood, Series B,
 Callable 12/01/10 @ 100(RB)
   7.875%, 12/01/15                                                  2,500             2,530
Massachusetts State Health &
 Educational Facilities Authority,
 Partners Healthcare Sytem, Series A,
 Callable 07/01/07 @ 101(MBIA)(RB)
   5.100%, 07/01/10                                                  3,000             3,240
Massachusetts State Housing Finance Agency,
 Series 41(RB)
   5.350%, 12/01/02                                                    395               397
Massachusetts State Port Authority(RB)
   5.750%, 07/01/12                                                  1,000             1,161
                                                                             ---------------
                                                                                      18,634
                                                                             ---------------
MICHIGAN - 4.2%
Chippewa Valley Schools,
 Callable 05/01/12 @ 100(GO)(MQSBLF)
   5.500%, 05/01/14                                                  1,775             2,054
Detroit(AMT)(FSA)(GO)
   5.750%, 04/01/09                                                  1,255             1,426
Detroit Water Supply, Escrowed to Maturity,
 Callable 10/01/02 @ 102(FGIC)(RB)
   6.250%, 07/01/12(A)                                                 285               307
Lakeshore Public Schools,
 Callable 05/01/11 @ 100(GO)
   5.000%, 05/01/12                                                  1,260             1,408
Lakeview Public Schools,
 Callable 05/01/11 @ 100(GO)
   5.000%, 05/01/14                                                  1,985             2,178
Michigan State Hospital Finance Authority,
 Ascension Health Credit, Series B,
 Mandatory Put 11/15/05 @ 100(RB)
   5.200%, 11/15/33                                                  3,000             3,292
Michigan State Housing Development Authority,
 Green Hill Project,
 Callable 07/15/04 @ 102(FNMA)(RB)
   5.125%, 07/15/08                                                  1,980             2,069
Oakland University,
 Callable 05/15/05 @ 102(MBIA)(RB)
   5.600%, 05/15/10                                                  1,000             1,104

The accompanying notes are an integral part of the financial statements.

                                       48

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Rochester Community School District, Series 1,
 Callable 05/01/10 @ 100(FGIC)(GO)
   5.375%, 05/01/11                                        $         2,000   $         2,278
Wayne Charter County Airport, Series A,
 Callable 12/01/08 @ 101(AMT)(MBIA)(RB)
   5.250%, 12/01/09                                                  5,000             5,546
                                                                             ---------------
                                                                                      21,662
                                                                             ---------------
MINNESOTA - 3.8%
Minneapolis & St. Paul
 Metropolitan Airports Commission,
 Series B(AMT)(FGIC)(RB)
   5.750%, 01/01/10                                                  1,000             1,146
Minneapolis & St. Paul
 Metropolitan Airports Commission, Series B,
 Callable 01/01/08 @ 101(AMBAC)(AMT)(RB)
   5.375%, 01/01/10                                                  3,000             3,299
Minneapolis Healthcare Systems,
 Fairview Health Services(MBIA)(RB)
   4.125%, 05/15/10                                                    500               526
Minneapolis Hospital & Rehabilitation,
 Escrowed to Maturity(RB)
   10.000%, 06/01/13(A)                                              1,100             1,515
Moorhead Independent School District #152,
 Callable 04/01/12 @ 100(FGIC)(GO)(MSDCEP)
   5.000%, 04/01/13                                                  1,270             1,420
Robbinsdale Independent
 School District #281(GO)(MSDCEP)
   5.000%, 02/01/09                                                  1,250             1,393
Robbinsdale Independent
 School District #281,
 Callable 02/01/09 @ 100(GO)(MSDCEP)
   5.250%, 02/01/12                                                  1,435             1,617
South Washington County
 Independent School District #833, Series A,
 Callable 02/01/10 @ 100(GO)(MSDCEP)
   5.300%, 02/01/11                                                  1,000             1,130
St. Paul Housing & Redevelopment Authority,
 Callable 08/01/06 @ 102.50(AMBAC)(RB)
   6.400%, 02/01/07                                                  1,195             1,387
   6.400%, 08/01/07                                                  1,205             1,403
   6.500%, 02/01/09                                                  1,315             1,544
St. Paul Port Authority Hotel,
 Pre-refunded 08/01/08 @ 100(RB)
   8.050%, 08/01/21(B)                                               2,335             2,973
                                                                             ---------------
                                                                                      19,353
                                                                             ---------------
MISSOURI - 0.4%
St. Louis Industrial Development Authority,
 Convention Center Project, Series A,
 Callable 12/15/10 @ 102(AMT)(RB)
   7.000%, 12/15/15                                                  2,000             2,041
                                                                             ---------------
NEBRASKA - 1.7%
Buffalo County Hospital Authority #1,
 Good Samaritan Hospital Project,
 Escrowed to Maturity(RB)
   6.375%, 11/01/03(A)                                                  60                62
Douglas County Hospital Authority #1,
 Immanuel Medical Center,
 Callable 09/01/07 @ 102(AMBAC)(RB)
   4.800%, 09/01/08                                                  1,400             1,542
Nebraska Educational Finance Authority,
 Creighton University Project,
 Callable 01/01/06 @ 101(AMBAC)(RB)
   5.600%, 01/01/07                                        $         2,500   $         2,765
Nebraska Educational
 Telecommunication Commission,
 Leasing Project, Series 2000(MLO)(RB)
   6.000%, 02/01/06                                                  1,275             1,422
Nebraska Investment Financial Authority,
 Great Plains Regional Medical Center(RA)(RB)
   4.700%, 11/15/11                                                    500               541
Nebraska Investment Financial Authority,
 Great Plains Regional Medical Center,
 Callable 05/15/12 @ 100(RA)(RB)
   4.800%, 11/15/12                                                    500               541
   4.900%, 11/15/13                                                    600               647
Omaha Northwest Library Facilities,
 Callable 08/15/07 @ 102(MLO)(RB)
   5.250%, 08/15/12                                                    975             1,097
                                                                             ---------------
                                                                                       8,617
                                                                             ---------------
NEVADA - 1.7%
Carson City, Carson-Tahoe Hospital Project(RB)
   5.750%, 09/01/11                                                  1,000             1,092
   5.750%, 09/01/12                                                  1,055             1,154
Clark County School District,
 Building & Renovation, Series B,
 Callable 06/15/07 @ 101(FGIC)(GO)
   5.750%, 06/15/08                                                  1,000             1,157
Nevada State, Callable 06/01/08 @ 100(GO)
   5.250%, 06/01/11                                                  3,000             3,321
Washoe County Water Facility,
 Sierra Pacific Power Company,
 Mandatory Put 05/01/03 @ 100(AMT)(RB)
   5.750%, 03/01/36                                                  2,000             1,981
                                                                             ---------------
                                                                                       8,705
                                                                             ---------------
NEW JERSEY - 1.3%
New Jersey State
 Transportation Trust Fund Authority,
 Series A(RB)
   5.500%, 06/15/08                                                  2,000             2,281
New Jersey State Turnpike Authority,
 Escrowed to Maturity(RB)
   6.750%, 01/01/09(A)                                                 820               940
New Jersey State Turnpike Authority, Series A,
 Callable 10/01/02 @ 101(AMBAC)(RB)
   6.750%, 01/01/08                                                  1,000             1,013
Tobacco Settlement Financing,
 Callable 06/01/12 @ 100(RB)
   5.000%, 06/01/15                                                  2,500             2,486
                                                                             ---------------
                                                                                       6,720
                                                                             ---------------
NEW MEXICO - 1.1%
Albuquerque Joint Water & Sewer Systems,
 Series A(RB)
   5.250%, 07/01/09                                                  2,200             2,493
Farmington, Pre-refunded 7/01/05 @ 100(RB)
   9.875%, 01/01/13(B)                                               2,645             3,178
                                                                             ---------------
                                                                                       5,671
                                                                             ---------------
NEW YORK - 4.2%
Hempstead Town Industrial Development Agency,
 Callable 12/01/06 @ 102(MBIA)(RB)
   5.000%, 12/01/08                                                  2,000             2,198

                                       49

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
New York(GO)(VRDO)
   1.350%, 08/01/10                                        $         4,000   $         4,000
New York, Series A,
 Callable 08/01/12 @ 100(GO)
   5.750%, 08/01/15                                                  3,220             3,641
New York, Series C,
 Callable 03/15/12 @ 100(GO)
   5.500%, 03/15/14                                                  3,000             3,349
New York, Series D(GO)
   5.500%, 06/01/12                                                  2,000             2,262
New York, Series G(GO)(XLCA)
   5.500%, 08/01/12                                                  2,000             2,321
New York City Transitional Finance Authority,
 Series A, Callable 11/01/11 @ 100(RB)
   5.500%, 11/01/26                                                  1,000             1,160
New York State Dormitory Authority,
 Mental Health Services Facilities,
 Callable 08/15/10 @ 100(FSA)(RB)
   5.750%, 02/15/11                                                  1,200             1,405
New York State Environmental Facilities,
 Pollution Control, Callable 11/15/04 @ 102(RB)
   6.400%, 05/15/06                                                    720               803
New York State Environmental Facilities,
 Pollution Control, Series D,
 Pre-refunded 11/15/04 @ 102(RB)
   6.400%, 05/15/06(B)                                                 530               595
                                                                             ---------------
                                                                                      21,734
                                                                             ---------------
NORTH DAKOTA - 0.6%
Fargo Health Systems, Meritcare Obligated Group,
 Series A(FSA)(RB)
   5.000%, 06/01/09                                                    715               788
North Dakota State Industrial Commission,
 Lignite Program, Series A(RB)
   5.750%, 11/15/05                                                    500               543
West Fargo Public School District #6,
 Callable 05/01/11 @ 100(FGIC)(GO)
   5.000%, 05/01/13                                                  1,500             1,654
                                                                             ---------------
                                                                                       2,985
                                                                             ---------------
OHIO - 1.7%
Lorain County Hospital Facilities,
 Catholic Healthcare Partners, Series B,
 Callable 09/01/07 @ 102(MBIA)(RB)
   5.375%, 09/01/09                                                  1,000             1,136
Ohio State Building Authority,
 Administration Building Fund Project, Series A,
 Callable 10/01/08 @ 101(MLO)(RB)
   5.250%, 10/01/09                                                  3,000             3,392
Ohio State Building Authority,
 Adult Correctional Facilities Project,
 Series A(MBIA)(MLO)(RB)
   5.500%, 10/01/04                                                  1,000             1,077
Richland County Hospital Facilities, Series A(RB)
   5.450%, 11/15/04                                                    690               732
   5.500%, 11/15/05                                                    725               783
   5.550%, 11/15/06                                                    765               834
   5.650%, 11/15/08                                                    595               653
                                                                             ---------------
                                                                                       8,607
                                                                             ---------------
OKLAHOMA - 2.5%
Cherokee County Economic, Zero Coupon Bond,
 Escrowed to Maturity(AMBAC)(RB)
   5.610%, 11/01/11(A)(C)                                           1,340               957
Oklahoma County Housing Finance Authority,
 Series B, Zero Coupon Bond,
 Pre-refunded 03/01/06 @ 56.92(RB)
   5.740%, 07/01/12(B)(C)                                 $         3,690   $         1,928
Oklahoma Housing Finance Agency, Series A-2,
 Callable 05/01/05 @ 100(FNMA)(RB)
   5.500%, 11/01/25                                                  3,000             3,200
Tulsa County Home Finance Authority,
 Escrowed to Maturity(RB)
   6.900%, 08/01/10(A)                                              1,710             2,142
Tulsa County Independent School District #9(GO)
   5.750%, 06/01/04                                                  2,000             2,134
Tulsa Educational Facilities Authority,
 Holland Hall School Project, Series B,
 Callable 12/01/08 @ 101(RB)
   4.600%, 12/01/09                                                  1,195             1,274
Tulsa Metropolitan Utility Authority,
 Callable 09/01/05 @ 102(RB)
   5.600%, 09/01/06                                                  1,000             1,113
                                                                             ---------------
                                                                                      12,748
                                                                             ---------------
OREGON - 1.3%
Lane County School District #19, Springfield,
 Pre-refunded 10/15/04 @ 101(GO)(MBIA)
   5.900%, 10/15/06(B)                                               1,000             1,097
Lane County School District #52,
 Bethel(GO)(SBGT)
   5.500%, 06/15/09                                                  1,000             1,152
Polk, Marion & Benton Counties,
 School District #13-J(FGIC)(GO)
   5.500%, 12/01/04                                                  1,015             1,099
Washington County Unified Sewer Agency,
 Series 1(FGIC)(RB)
   5.750%, 10/01/08                                                  2,000             2,331
Washington County, Criminal Justice Facilities,
 Pre-refunded 12/01/04 @ 100(GO)
   5.625%, 12/01/05(B)                                                 900               978
                                                                             ---------------
                                                                                       6,657
                                                                             ---------------
PENNSYLVANIA - 0.8%
Hazleton Health Services Authority,
 Pre-refunded 01/01/03 @ 102(RB)
   8.375%, 07/01/12(B)                                                 855               886
Montgomery County,
 Industrial Development Authority,
 PECO Energy Project, Series A,
 Mandatory Put 10/01/04 @ 100(RB)
   5.200%, 10/01/30                                                  2,000             2,094
Philadelphia Hospitals Authority,
 Pre-refunded 07/01/05 @ 100(RB)
   9.875%, 07/01/10(B)                                               1,150             1,397
                                                                             ---------------
                                                                                       4,377
                                                                             ---------------
PUERTO RICO - 0.2%
Puerto Rico Electric Power Authority,
 Series AA(MBIA)(RB)
   6.000%, 07/01/06                                                  1,000             1,145
                                                                             ---------------
RHODE ISLAND - 0.4%
Rhode Island Depositors Economic Protection,
 Series A(FSA)(RB)
   6.250%, 08/01/03                                                  1,000             1,040

The accompanying notes are an integral part of the financial statements.

                                       50

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Rhode Island State,
 Callable 11/01/02 @ 102(GO)
   4.600%, 11/01/03                                        $           900   $           920
                                                                             ---------------
                                                                                       1,960
                                                                             ---------------
SOUTH CAROLINA - 0.4%
South Carolina State Public Service Authority,
 Series A(MBIA)(RB)
   5.500%, 01/01/10                                                  1,665             1,912
                                                                             ---------------
SOUTH DAKOTA - 1.1%
Deadwood(ACA)(COP)
   5.500%, 11/01/07                                                    800               882
   5.600%, 11/01/08                                                    845               942
South Dakota State Health & Educational
 Facilites Authority, Sioux Valley Hospital(RB)
   5.250%, 11/01/08                                                    900               981
South Dakota State Health & Educational
 Facilites Authority, Westhills Village Retirement(RB)
   5.500%, 09/01/04                                                    640               649
   5.650%, 09/01/05                                                    665               677
   5.800%, 09/01/06                                                    735               751
   5.900%, 09/01/07                                                    755               770
                                                                             ---------------
                                                                                       5,652
                                                                             ---------------
TENNESSEE - 1.8%
Metropolitan Government Nashville,
 Zero Coupon Bond,
 Pre-refunded 12/01/02 @ 31.82(RB)
   10.685%, 12/01/13(B)(C)                                           5,000             1,586
Shelby County Health, Educational &
 Housing Facilities Board, Methodist Healthcare,
 Callable 09/01/12 @ 100(RB)
   6.000%, 09/01/16                                                  1,500             1,602
Shelby County Health, Educational &
 Housing Facilities Board,
 St. Jude's Children's Research(RB)
   5.000%, 07/01/09                                                    500               544
Sullivan County Health, Educational &
 Housing Facilities,
 Wellmont Health Systems Project(RB)
   6.250%, 09/01/11                                                  1,465             1,641
   6.250%, 09/01/12                                                  1,085             1,216
Sullivan County Health, Educational &
 Housing Facilities,
 Wellmont Health Systems Project,
 Callable 09/01/12 @ 101(RB)
   6.500%, 09/01/13                                                  2,215             2,511
                                                                             ---------------
                                                                                       9,100
                                                                             ---------------
TEXAS - 8.9%
Abilene Health Facilities Development,
 Sears Methodist Retirement, Series A(RB)
   5.100%, 11/15/05                                                  1,115             1,119
   5.250%, 11/15/06                                                  1,175             1,177
   5.300%, 11/15/07                                                  1,000               993
   5.350%, 11/15/08                                                  1,300             1,279
Amarillo Independent School District(GO)(PSFG)
   7.000%, 02/01/06                                                  1,035             1,192
Brazos River Harbor District,
 Dow Chemical, Series A-5,
 Mandatory Put 05/15/12 @ 100(AMT)(RB)
   5.700%, 05/15/33                                                  1,000             1,047
Cypress-Fairbanks Independent School District,
 Callable 02/15/10 @ 100(GO)(PSFG)
   5.500%, 02/15/18                                                  4,000             4,420
Frisco, Callable 02/05/11 @ 100(FGIC)(GO)
   5.000%, 02/15/18                                        $         1,125   $         1,187
   5.000%, 02/15/19                                                  1,675             1,755
Galveston County, Escrowed to Maturity,
 Callable 10/01/02(GO)(MBIA)
   6.400%, 02/01/05(A)                                                 315               348
Grapevine Industrial Development, Air Cargo,
 Callable 01/01/12 @ 101(AMT)(RB)
   6.500%, 01/01/24                                                    500               500
Gregg County Health Facilities Development,
 Good Shepherd Medical Center, Series A(RB)
   5.750%, 10/01/09                                                  2,895             3,024
Houston Airport Systems(FSA)(RB)
   5.250%, 07/01/11                                                  2,735             3,104
Houston Airport Systems,
 Callable 07/01/12 @ 100(FSA)(RB)
   5.000%, 07/01/27                                                  2,500             2,569
Houston Airport Systems, Escrowed to Maturity(RB)
   8.200%, 07/01/05(A)                                                 600               664
Houston Housing Finance, Single Family Mortgages,
 Series A-1, Callable 12/01/06 @ 102(RB)
   8.000%, 06/01/14                                                    265               272
Houston Water & Sewer System, Series B(AMBAC)(RB)
   5.500%, 12/01/10                                                  2,000             2,314
Irving Independent School District, Series A,
 Zero Coupon Bond(GO)(PSFG)
   5.000%, 02/15/09(C)                                               6,190             4,993
Kaufman County,
 Callable 02/15/12 @ 100(FSA)(GO)
   5.000%, 02/15/17                                                  1,000             1,069
Keller Independent School District,
 Callable 08/15/11 @ 100(GO)(PSFG)
   5.375%, 08/15/14                                                  2,000             2,253
North Harris Montgomery
 Community College District,
 Callable 02/15/12 @ 100(FGIC)(GO)
   5.375%, 02/15/15                                                  2,535             2,847
Nueces County Housing Finance,
 Dolphins Landing Apartments Project,
 Series A, Callable 07/01/10 @ 102(RB)
   6.750%, 07/01/20                                                  1,910             1,955
Plano Independent School District,
 Callable 02/15/08 @ 100(GO)(PSFG)
   4.700%, 02/15/13                                                  1,000             1,051
Port Houston Authority, Harris County, Series B,
 Callable 10/01/11 @ 100(AMT)(FGIC)(GO)
   5.500%, 10/01/12                                                  2,405             2,714
Texas State, Callable 10/01/08 @ 100(GO)
   5.000%, 10/01/15                                                  1,000             1,069
Texas State Turnpike Authority,
 Dallas North Highway Tolls(FGIC)(RB)
   6.500%, 01/01/08                                                  1,000             1,174
                                                                             ---------------
                                                                                      46,089
                                                                             ---------------
UTAH - 0.7%
Salt Lake County, Municipal Building Authority,
 Series A(MLO)(RB)
   6.000%, 10/01/03                                                    525               547
South Jordan, Sales Tax,
 Callable 08/15/11 @ 100(AMBAC)(RB)
   5.500%, 08/15/18                                                  1,000             1,113
Utah State Housing Finance Agency,
 Single Family Mortgages(FHA)(RB)(VA)
   5.650%, 07/01/06                                                    160               173

                                       51

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Utah State Housing Finance Agency,
 Single Family Mortgages, Issue F-1,
 Callable 07/01/05 @ 102(FHA)(RB)(VA)
   6.300%, 01/01/18                                        $           480   $           509
Utah State Housing Finance Agency,
 Single Family Mortgages, Series III, Class R,
 Callable 07/01/06 @ 102(FHA)(RB)(VA)
   5.950%, 07/01/08                                                  1,280             1,394
                                                                             ---------------
                                                                                       3,736
                                                                             ---------------
VIRGINIA - 1.3%
Peninsula Port Authority,
 Partially Pre-refunded 08/01/04 @ 102
 and 08/01/08 @ 100(RB)
   7.000%, 08/01/17(B)                                               2,000             2,224
Riverside Regional Jail Authority,
 Callable 07/01/05 @ 102(MBIA)(RB)
   5.700%, 07/01/08                                                    905             1,012
Riverside Regional Jail Authority,
 Pre-refunded 07/01/05 @ 102(MBIA)(RB)
   5.700%, 07/01/08(B)                                               1,095             1,232
Virginia State Housing Development Authority,
 Series D, Callable 07/01/05 @ 102(RB)
   6.100%, 01/01/14                                                  1,110             1,164
Virginia State Peninsula Regional Jail Authority,
 Callable 10/01/05 @ 101(MBIA)(RB)
   5.300%, 10/01/09                                                  1,000             1,102
                                                                             ---------------
                                                                                       6,734
                                                                             ---------------
WASHINGTON - 7.4%
Clark County School District #37,
 Vancouver(FSA)(GO)
   5.250%, 12/01/14                                                  1,515             1,743
Clark County School District #37, Vancouver,
 Pre-refunded 12/01/02 @ 100(GO)
   6.100%, 12/01/04(B)                                               1,000             1,008
Conservation & Renewable Energy Systems(RB)
   5.650%, 10/01/03                                                    700               727
Energy Northwest, Washington Wind Project,
 Series A, Callable 01/01/07 @ 103(RB)
   5.100%, 07/01/09                                                  1,850             1,929
   5.200%, 07/01/10                                                  1,950             2,030
Island County School District #206,
 South Widbey,
 Partially Pre-refunded 12/01/04 @
 100(AMBAC)(GO)
   5.750%, 12/01/06(B)                                                 700               759
King County, Series B,
 Callable 12/01/07 @ 102(GO)
   5.850%, 12/01/13                                                  2,035             2,406
King County, Series B,
 Pre-refunded 12/01/07 @ 102(GO)
   5.850%, 12/01/13(B)                                                 965             1,141
King County Public Hospital District #2,
 Callable 12/01/02 @ 100(GO)
   5.800%, 12/01/03                                                    910               916
King County Public Hospital District #403,
 Renton, Pre-refunded 12/01/02 @101(GO)
   6.050%, 12/01/03(B)                                                 875               891
King County School District #408, Auburn(GO)
   6.200%, 12/01/02                                                    515               519
King County School District #415, Kent,
 Pre-refunded 06/01/04 @ 100(AMBAC)(GO)
   6.450%, 06/01/06(B)                                                 920               994
Kitsap County School District #401, Central
 Kitsap, Pre-refunded 12/01/02 @ 101(GO)
   6.625%, 12/01/08(B)                                     $           750   $           764
Pierce County School District #320,
 Sumner(GO)
   6.000%, 12/01/06                                                  1,000             1,092
Pierce County School District #403, Bethel,
 Pre-refunded 12/01/02 @ 100(GO)
   6.350%, 12/01/04(B)                                                 500               504
Port Seattle Passenger Facility Charge,
 Series B(AMBAC)(AMT)(RB)
   5.000%, 12/01/07                                                  1,000             1,096
Snohomish County Housing Authority,
 Callable 04/01/06 @ 100(RB)
   6.300%, 04/01/16                                                  1,035             1,086
Snohomish County School District #2, Everett,
 Callable 12/01/03 @ 102(GO)(MBIA)
   6.000%, 12/01/06                                                    850               910
Snohomish County School District #2, Everett,
 Pre-refunded 12/01/03 @ 102(GO)(MBIA)
   6.000%, 12/01/06(B)                                                 950             1,018
Spokane County Regional Solid Waste Management,
 Callable 12/01/02 @ 102(AMBAC)(RB)
   6.400%, 12/01/03                                                    800               823
Spokane County School District #81(GO)
   5.900%, 12/01/02                                                  1,000             1,007
Spokane County School District #356,
 Central Valley, Series B,
 Zero Coupon Bond(FGIC)(GO)
   5.030%, 12/01/14(C)                                               8,690             5,278
Spokane County Sewer,
 Callable 10/01/02 @ 100(RB)
   6.150%, 06/01/05                                                  1,470             1,481
Tacoma, Series A, Callable 10/01/02 @ 100(GO)
   5.900%, 07/01/03                                                    600               602
Tacoma Electric Systems,
 Pre-refunded 01/01/04 @ 100(AMBAC)(RB)
   6.000%, 01/01/06(B)                                                 185               195
Thurston County School District #111, Olympia,
 Pre-refunded 12/01/02 @ 100(GO)
   6.700%, 12/01/03(B)                                               1,000             1,009
Washington State, Series C(GO)
   5.500%, 07/01/14                                                  2,275             2,662
Washington State Health Care Facilities Authority,
 Fred Hutchinson Cancer Center(RB)(VRDO)
   2.150%, 01/01/29                                                  1,400             1,400
Washington State Housing Finance,
 Hearthstone Project,
 Callable 01/01/05 @ 102(RB)
   6.000%, 01/01/10                                                    810               891
Washington State Public Power Supply System,
 Nuclear Project #2, Series A,
 Callable 07/01/06 @ 102(AMBAC)(RB)
   5.700%, 07/01/11                                                  1,000             1,114
                                                                             ---------------
                                                                                      37,995
                                                                             ---------------
WISCONSIN - 2.1%
Door County, Series A,
 Callable 09/01/11 @ 100(FGIC)(GO)
   5.125%, 09/01/16                                                  1,720             1,873
Hartford Promissory Notes,
 Callable 09/01/08 @ 100(FSA)(GO)
   5.250%, 09/01/09                                                  1,575             1,755

                                       52

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Stevens Point Public School District, Series A,
 Callable 04/01/12 @ 100(FSA)(GO)
   4.500%, 04/01/15                                        $         1,105   $         1,157
Walworth County Promissory Notes,
 Callable 04/01/08 @ 100(GO)
   5.500%, 04/01/09                                                  1,500             1,679
Wisconsin State Health & Educational
 Facilities Authority, Aurora Health Care,
 Series A, Callable 02/15/09 @ 101(RB)
   5.500%, 02/15/20                                                  1,500             1,478
Wisconsin State Health & Educational
 Facilities Authority, Marshfield Clinic,
 Series B(RB)
   6.250%, 02/15/09                                                    500               548
Wisconsin State Health & Educational
 Facilities Authority, Marshfield Clinic, Series B,
 Callable 02/15/12 @ 100(RB)
   5.500%, 02/15/13                                                    850               890
Wisconsin State Health & Educational
 Facilities Authority, Monroe Clinic(RB)
   4.450%, 02/15/06                                                    925               963
Wisconsin State Health & Educational
 Facilities Authority, Wheaton
 Franciscan Services(RB)
   5.750%, 08/15/11                                                    645               721
                                                                             ---------------
                                                                                      11,064
                                                                             ---------------
CONVERTIBLE BONDS - 1.1%
Chicago, Series A, Convertible,
 Zero Coupon Bond(GO)(MBIA)
   3.489%, 01/01/16(C)                                               2,000             1,373
Illinois Sports Facilities Authority, Convertible,
 Zero Coupon Bond(AMBAC)(RB)
   4.750%, 06/15/13(C)                                               1,405             1,060
Illinois Sports Facilities Authority, Convertible,
 Zero Coupon Bond,
 Callable 06/15/15 @ 101(AMBAC)(RB)
   5.100%, 06/15/16(C)                                               1,620             1,205
Northwest Parkway Public Highway Authority,
 Convertible, Zero Coupon Bond(AMBAC)(RB)
   5.090%, 06/15/15(C)                                               2,750             2,003
                                                                             ---------------
TOTAL CONVERTIBLE BONDS                                                                5,641
                                                                             ---------------
TOTAL MUNICIPAL BONDS
   (Cost $465,250)                                                                   502,365
                                                                             ---------------

DESCRIPTION                                                         SHARES       VALUE (000)
--------------------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 1.6%
First American Tax Free
 Obligations Fund(F)                                             8,303,565   $         8,304
                                                                             ---------------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $8,304)                                                                       8,304
                                                                             ---------------
TOTAL INVESTMENTS - 99.1%
   (Cost $473,554)                                                                   510,669
                                                                             ---------------
OTHER ASSETS AND LIABILITIES, NET - 0.9%                                               4,761
                                                                             ---------------
TOTAL NET ASSETS - 100.0%                                                    $       515,430
                                                                             ---------------

(A) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(B) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(C)  The rate shown is the effective yield at the time of purchase.

(D) On September 30, 2002, the total cost of investments purchased on a when-issued basis was $1,973,120.

(E) Variable Rate Security - The rate reported is the rate in effect as of September 30, 2002.

(F) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

ACA - American Capital Access

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $34,194,700, which represents 6.6% of net assets.

COP - Certificate of Participation

FGIC - Financial Guaranty Insurance Corporation

FHA - Federal Housing Authority

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

GO - General Obligation

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

MQSBLF - Michigan Qualified School Board Loan Fund Program

MSDCEP - Minnesota School District Credit Enhancement Program

PSFG - Permanent School Fund Guarantee

RA - Radian

RB - Revenue Bond

SBGT - School Board Guaranty Trust

STAID - State Aid Withholding

VA - Veterans Administration

VRDO - Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 2002. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

XLCA - XL Capital Assurance, Inc.

MINNESOTA INTERMEDIATE TAX FREE FUND

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.7%
REVENUE BONDS - 52.7%
BUILDING - 0.2%
Minnesota State Retirement Systems Building,
 Callable 06/01/10 @ 100
   5.450%, 06/01/12                                        $           550   $           631
                                                                             ---------------
ECONOMIC DEVELOPMENT - 1.6%
Minnesota State Agricultural & Economic
 Development Board, Small Business
 Development, Series B(AMT)
   6.500%, 08/01/08                                                  1,335             1,453
Minnesota State Agricultural & Economic
 Development Board, Small Business
 Development, Series B, Pre-refunded
 08/01/04 @ 100(AMT)
   5.500%, 08/01/10(A)                                               1,525             1,617
Minnesota State Agricultural & Economic
 Development Board, Small Business
 Development, Series C(AMT)
   6.625%, 08/01/08                                                  1,210             1,325
                                                                             ---------------
                                                                                       4,395
                                                                             ---------------
EDUCATION - 4.6%
Minneapolis, The Blake School Project,
 Callable 09/01/11 @ 100
   5.000%, 09/01/12                                                    445               488
Minnesota State Higher Education
 Facilities Authority, Augsburg College, Series 4
   4.500%, 10/01/06                                                    505               535
   4.850%, 10/01/09                                                    520               556
Minnesota State Higher Education
 Facilities Authority, Augsburg
 College, Series 4, Callable 10/01/09 @ 100
   5.000%, 10/01/11                                                    500               530
   5.000%, 10/01/12                                                    500               526
Minnesota State Higher Education
 Facilities Authority, Carleton College,
 Series 3-L1, Callable 05/01/06 @ 100
   5.750%, 11/01/12                                                  1,375             1,527
Minnesota State Higher Education
 Facilities Authority, Minneapolis
 College of Art and Design
   5.000%, 05/01/11                                                    310               325
Minnesota State Higher Education
 Facilities Authority, St. Benedict
 College, Callable 03/01/07 @ 100
   4.875%, 03/01/08                                                  1,000             1,051
   5.100%, 03/01/11                                                  2,885             2,991
Minnesota State Higher Education
 Facilities Authority, St. Catherine College,
 Series 5-N1, Callable 10/01/12 @ 100
   5.250%, 10/01/22                                                  1,500             1,533
Minnesota State Higher Education
 Facilities Authority, St. John's
 University, Series 5(MBIA)
   5.000%, 10/01/11                                                    255               289
Minnesota State Higher Education
 Facilities Authority, St. John's
 University, Series 5, Callable
 10/01/11 @ 100(MBIA)
   5.000%, 10/01/12                                        $           480   $           527
Minnesota State Higher Education
 Facilities Authority, University of
 St. Thomas, Series 4, Callable
 04/01/08 @ 100
   5.250%, 04/01/12                                                    385               415
St. Paul Independent School
 District #625, Series E, Callable
 02/01/11 @ 100(MBIA)(MSDCEP)
   4.200%, 02/01/15                                                  1,100             1,130
                                                                             ---------------
                                                                                      12,423
                                                                             ---------------
HEALTHCARE - 10.9%
Austin Housing & Redevelopment
 Authority, Gerard Project Health
 Care Facilities, Callable 09/01/09 @ 102
   6.625%, 09/01/19                                                  1,540             1,507
Cuyuna Range Hospital District,
 Series A, Callable 06/01/07 @ 102
   5.500%, 06/01/10                                                    435               434
   5.650%, 06/01/12                                                    940               940
Duluth Economic Development Authority,
 Health Care Facility, The Duluth
 Clinic, Escrowed to Maturity, Callable
 11/01/02 @ 102(AMBAC)
   6.100%, 11/01/04(B)                                                 250               273
Duluth Economic Development Authority,
 Health Care Facility, The Duluth Clinic,
 Pre-refunded 11/01/02 @ 102(AMBAC)
   6.100%, 11/01/04(A)                                                 650               666
Glencoe Health Care Facilities,
 Callable 04/01/11 @ 101
   7.400%, 04/01/21                                                  1,000             1,044
Hastings Health Care Facility, Regina
 Medical Center, Callable 09/15/08
 @ 100(ACA)
   5.000%, 09/15/13                                                    500               520
Minneapolis & St. Paul Housing &
 Redevelopment Authority, Healthspan,
 Series A, Callable 11/15/03 @ 102(AMBAC)
   5.000%, 11/15/13                                                  1,000             1,036
Minneapolis Healthcare System, Fairview
 Health Services, Series A
   5.000%, 05/15/12                                                    605               637
Minneapolis Healthcare System, Fairview
 Health Services, Series B(MBIA)
   4.500%, 05/15/11                                                  1,420             1,533
Minnesota Agricultural & Economic
 Development Board, Benedictine Health,
 Series A(MBIA)
   5.000%, 02/15/10                                                  3,815             4,228
Minnesota Agricultural & Economic
 Development Board, Evangelical
 Lutheran Project
   5.500%, 02/01/11                                                    280               300
   5.500%, 02/01/12                                                    200               217

The accompanying notes are an integral part of the financial statements.

                                       54

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Minnesota Agricultural & Economic
 Development Board, Evangelical
 Lutheran Project, Callable 02/01/12 @ 101
   5.500%, 02/01/15                                        $           730   $           763
Minnesota Agricultural & Economic
 Development Board, Fairview Hospital
 Project, Series A, Callable 11/15/07
 @ 102(MBIA)
   5.400%, 11/15/08                                                  1,000             1,134
   5.500%, 11/15/17                                                  1,500             1,631
   5.750%, 11/15/26                                                    500               541
New Hope Housing & Health Care Facilities,
 Masonic Home North Ridge
   5.000%, 03/01/04                                                    330               333
   5.100%, 03/01/05                                                    550               557
   5.200%, 03/01/06                                                    645               653
   5.300%, 03/01/07                                                    685               691
New Hope Housing & Health Care Facilities,
 Masonic Home North Ridge,
   Callable 03/01/09 @ 102
   5.500%, 03/01/10                                                    500               496
Plymouth Health Facilities, Westhealth Project,
 Series A, Callable 06/01/04 @ 102(CGIC)(FSA)
   6.200%, 06/01/11                                                  1,360             1,483
Rochester, St. Mary's Hospital, Escrowed
 to Maturity, Callable 10/01/02 @ 100
   5.750%, 10/01/07(B)                                               1,635             1,776
St. Cloud Health Care(FSA)
   5.500%, 05/01/07                                                    500               562
   5.500%, 05/01/08                                                  1,450             1,642
St. Louis Park Health Care Facilities,
 Callable 07/01/03 @ 102(AMBAC)
   4.600%, 07/01/05                                                  3,775             3,916
                                                                             ---------------
                                                                                      29,513
                                                                             ---------------
HOUSING - 3.5%
Coon Rapids Multifamily Housing, Woodland
 North Apartments, Callable 12/01/03
 @ 100(FHA)
   5.625%, 12/01/09                                                    335               338
Coon Rapids Single Family Housing,
 Callable 09/01/04 @ 102
   5.900%, 09/01/06                                                     60                62
Dakota County Housing & Redevelopment
 Authority, Single Family Mortgages,
 Callable 04/01/04 @ 102(AMT)(FNMA)
   6.250%, 10/01/04                                                    265               270
Dakota County Housing & Redevelopment
 Authority, Single Family Mortgages,
 Callable 10/01/07 @ 101.50(AMT)
 (FNMA)(GNMA)
   5.125%, 10/01/20                                                    717               739
Dakota County Housing & Redevelopment
 Authority, South St. Paul, Series A, Callable
 10/01/02 @ 100(FHA)(GNMA)(VA)
   7.250%, 03/01/06                                                     60                60
Minneapolis Mortgage, Zero Coupon Bond,
 Callable 10/01/05 @ 100
   7.103%, 10/01/12(C)                                               2,950             1,533
Minnesota State Housing Finance Agency,
 Rental Housing, Series D(MBIA)
   5.050%, 08/01/03                                        $           675   $           692
   5.150%, 08/01/04                                                    660               692
Minnesota State Housing Finance Agency,
 Rental Housing, Series D,
 Callable 02/01/05 @ 102(MBIA)
   5.450%, 08/01/07                                                  2,075             2,204
Minnesota State Housing Finance Agency,
 Single Family Mortages, Series B,
 Callable 07/01/09 @ 100(AMT)
   5.550%, 07/01/24                                                    805               873
Moorhead Economic Development Authority,
 Eventide Senior Housing, Series B,
 Callable 06/01/04 @ 102
   5.750%, 06/01/16                                                  1,360             1,296
South St. Paul Housing & Redevelopment
 Authority, Single Family Mortgages,
 Callable 09/01/03 @ 102(FNMA)
   5.100%, 09/01/07                                                    465               482
St. Louis Park Housing & Redevelopment
 Authority, Single Family Mortgages,
 Callable 10/01/02 @ 101(GNMA)
   6.500%, 10/20/03                                                     24                24
Vadnais Heights, Single Family Mortgages
   5.500%, 11/01/04                                                    225               229
   6.000%, 11/01/09                                                    125               125
                                                                             ---------------
                                                                                       9,619
                                                                             ---------------
LEASE REVENUE - 0.6%
Washington County Housing & Redevelopment
 Authority Jail Facility, Callable 02/01/03
 @ 100(MBIA)(MLO)
   5.400%, 02/01/08                                                  1,580             1,600
                                                                             ---------------
POLLUTION CONTROL - 1.8%
Minnesota Public Facilities Authority, Water
 Pollution Control, Series B,
 Callable 10/01/02 @ 101
   6.350%, 03/01/03                                                    500               507
Minnesota State Public Facilities Authority,
 Water Pollution Control,
 Callable 03/01/07 @ 100
   5.000%, 03/01/09                                                  2,000             2,179
Minnesota State Public Facilities Authority,
 Water Pollution Control, Series A,
 Callable 03/01/08 @ 100
   4.500%, 03/01/10                                                  2,100             2,240
                                                                             ---------------
                                                                                       4,926
                                                                             ---------------
RECREATIONAL FACILITY AUTHORITY - 1.3%
St. Paul Port Authority, Hotel Facilities, Radisson
 Kellogg Project, Series 2
   6.700%, 08/01/07                                                  1,800             1,784
St. Paul Port Authority, Hotel Facilities, Radisson
 Kellogg Project, Series 2,
 Callable 08/01/08 @ 103
   7.375%, 08/01/10                                                  1,685             1,704
                                                                             ---------------
                                                                                       3,488
                                                                             ---------------
TAX REVENUE - 4.1%
Bloomington Port Authority, Mall of America
 Project, Series A(FSA)
   4.900%, 02/01/09                                                  1,000             1,108

                                       55

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Minneapolis Community Development Agency,
Series G-3, Callable 12/01/11 @ 100
   5.350%, 12/01/21                                        $         1,000   $         1,055
St. Paul Housing & Redevelopment Authority,
 Callable 08/01/06 @ 102.50(AMBAC)
   6.450%, 02/01/08                                                    840               984
St. Paul Housing & Redevelopment Authority,
 Downtown & Seventh Place Project,
 Escrowed to Maturity, Callable 09/01/03
 @ 101(AMBAC)
   5.200%, 09/01/04(B)                                               4,000             4,114
   5.350%, 09/01/07(B)                                               1,500             1,543
St. Paul Port Authority, Energy Park, Tax
 Increment(FSA)
   5.000%, 02/01/08                                                  2,100             2,328
                                                                             ---------------
                                                                                      11,132
                                                                             ---------------
TRANSPORTATION - 5.7%
Minneapolis & St. Paul Metropolitan Airports
 Commission, Series B(AMBAC)(AMT)
   5.500%, 01/01/07                                                  2,140             2,369
Minneapolis & St. Paul Metropolitan Airports
 Commission, Series B(AMT)(FGIC)
   5.750%, 01/01/10                                                  2,880             3,300
Minneapolis & St. Paul Metropolitan Airports
 Commission, Series B, Callable 01/01/08
 @ 101(AMBAC)(AMT)
   5.500%, 01/01/09                                                  2,500             2,779
Minneapolis & St. Paul Metropolitan Airports
 Commission, Series B, Callable 01/01/09
 @ 101(AMT)(FGIC)
   5.625%, 01/01/14                                                  1,000             1,106
Minneapolis & St. Paul Metropolitan Airports
 Commission, Series C, Callable 01/01/11
 @ 100(FGIC)
   5.125%, 01/01/20                                                  3,095             3,284
Minnesota Public Facilities Authority Tranportation,
 Callable 03/01/10 @ 100
   5.000%, 03/01/12                                                    970             1,073
Puerto Rico Commonwealth, Highway
 Transportation Authority, Series X(MBIA)
   5.500%, 07/01/13                                                  1,250             1,493
                                                                             ---------------
                                                                                      15,404
                                                                             ---------------
UTILITIES - 18.4%
Anoka County Resource Recovery, Northern
 States Power
   4.350%, 12/01/04                                                    150               154
   4.400%, 12/01/05                                                  2,000             2,060
Chaska Electric, Series A
   5.500%, 10/01/06                                                    610               674
   5.550%, 10/01/07                                                    645               720
   5.600%, 10/01/08                                                    680               766
   5.650%, 10/01/09                                                    720               815
   5.650%, 10/01/10                                                    760               860
Chaska Electric, Series A, Callable
 10/01/10 @ 100
   5.400%, 10/01/11                                                    805               893
   5.500%, 10/01/12                                                    845               935
Minnesota State Public Facilities Authority,
 Drinking Water, Series B, Callable
 03/01/09 @ 100
   5.125%, 03/01/19                                                  2,000             2,138
Northern Minnesota Municipal Power Agency,
 Electric System(FSA)
   5.500%, 01/01/07                                        $         2,000   $         2,247
   5.500%, 01/01/08                                                  3,340             3,779
Northern Minnesota Municipal Power Agency,
 Electric System, Series A(AMBAC)
   5.500%, 01/01/03                                                  2,500             2,525
Northern Minnesota Municipal Power Agency,
 Electric System, Series A, Pre-refunded
 01/01/03 @ 102(AMBAC)
   5.600%, 01/01/04(A)                                               1,900             1,958
   5.900%, 01/01/07(A)                                               1,800             1,856
Rochester Electric Utility, Callable
 12/01/10 @ 100
   5.000%, 12/01/16                                                  1,150             1,225
Southern Minnesota Municipal Power Agency,
 Series A, Callable 01/01/03 @ 102(AMBAC)
   5.000%, 01/01/11                                                  1,270             1,401
Southern Minnesota Municipal Power Agency,
 Series A, Callable 01/01/03 @ 102(FGIC)
   5.000%, 01/01/06                                                  1,500             1,638
Southern Minnesota Municipal Power Agency,
 Series A, Zero Coupon Bond(MBIA)
   5.257%, 01/01/20(C)                                               3,500             1,573
   5.275%, 01/01/21(C)                                               5,000             2,111
Southern Minnesota Municipal Power Agency,
 Series B, Callable 01/01/04 @ 102(MBIA)
   4.850%, 01/01/07                                                  1,875             1,981
St. Paul Sewer, Callable 06/01/03 @ 100(AMBAC)
   5.350%, 12/01/04                                                  3,000             3,073
   5.450%, 12/01/05                                                  5,000             5,129
Western Minnesota Municipal Power Agency,
 Series A, Callable 01/01/06 @ 102(AMBAC)
   5.500%, 01/01/11                                                  5,000             5,549
   5.500%, 01/01/13                                                  2,000             2,213
Western Minnesota Municipal Power Agency,
 Series A, Callable 01/01/11 @ 100(AMBAC)
   5.500%, 01/01/12                                                  1,360             1,559
                                                                             ---------------
                                                                                      49,832
                                                                             ---------------
TOTAL REVENUE BONDS                                                                  142,963
                                                                             ---------------
GENERAL OBLIGATIONS - 41.2%
Anoka County Capital Improvements, Series B
   4.550%, 01/01/11                                                  1,960             2,136
Anoka-Hennepin Independent School
 District #11, Callable 02/01/11
 @ 100(MSDCEP)
   5.000%, 02/01/14                                                  2,000             2,192
Anoka-Hennepin Independent School
 District #11, Series A(MSDCEP)
   5.000%, 02/01/09                                                  1,375             1,532
Anoka-Hennepin Independent School
 District #11, Series A, Callable 02/01/10
 @ 100(MSDCEP)
   5.300%, 02/01/12                                                  1,000             1,124
   5.375%, 02/01/13                                                    600               675
Anoka-Hennepin Independent School
 District #11, Series A, Callable 02/01/11
 @ 100(MSDCEP)
   5.000%, 02/01/12                                                  1,000             1,115

The accompanying notes are an integral part of the financial statements.

                                       56

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Anoka-Hennepin Independent School
 District #11, Series C, Callable 02/01/03
 @ 100(FGIC)(MSDCEP)
   4.875%, 02/01/07                                        $         2,200   $         2,223
Apple Valley
   2.700%, 12/01/06                                                    410               419
   3.000%, 12/01/07                                                    400               410
Becker Tax Increment, Series D, Callable
 08/01/04 @ 100(AMT)(MBIA)
   6.000%, 08/01/07                                                  3,955             4,154
Bloomington Independent School District #271,
 Series B, Callable 02/01/10 @ 100(MSDCEP)
   5.250%, 02/01/11                                                  1,000             1,127
Burnsville Independent School District #191,
 Series A(MSDCEP)
   5.000%, 02/01/08                                                    300               333
Burnsville Independent School District #191,
 Series A, Callable 02/01/08 @ 100(MSDCEP)
   5.000%, 02/01/09                                                  1,225             1,345
Centennial Independent School District #12,
 Series A, Callable 02/01/12 @ 100(FSA)(MSDCEP)
   5.000%, 02/01/14                                                  1,040             1,150
Chaska Independent School District #112,
 Series A(MSDCEP)
   4.800%, 02/01/10                                                  1,120             1,238
Dakota County Capital Improvements, Series C
   4.850%, 02/01/10                                                  1,000             1,108
Duluth Independent School District #709,
 Callable 02/01/09 @ 100(FSA)(MSDCEP)
   5.000%, 02/01/16                                                    635               682
Eden Prairie Water & Sewer, Series A, Zero
 Coupon Bond
   4.459%, 12/01/06(C)                                               2,090             1,895
Faribault Independent School District #656,
 Callable 06/01/08 @ 100(MSDCEP)
   4.750%, 06/01/15                                                  1,100             1,152
Forest Lake Independent School District #831,
 Series A, Callable 02/01/08 @ 100(MSDCEP)
   5.000%, 02/01/09                                                  1,115             1,224
Fridley Independent School District #14,
 Callable 02/01/05 @ 100(FSA)(MSDCEP)
   5.350%, 02/01/26                                                  5,000             5,098
Hastings Independent School District #200,
 Series A, Callable 02/01/08 @ 100(MSDCEP)
   5.000%, 02/01/11                                                  1,095             1,191
Lake Superior Independent School District #381,
 Series A, Callable 04/01/13 @ 100(FSA)(MSDCEP)
 5.000%, 04/01/14                                                    1,430             1,597
Lakeville Independent School District #194,
 Callable 02/01/09 @ 100(MSDCEP)
   5.000%, 02/01/16                                                  2,000             2,147
Lakeville Independent School District #194,
 Series A, Callable 02/01/08 @ 100(MSDCEP)
   5.125%, 02/01/22                                                  2,000             2,064
Lakeville Independent School District #194,
 Series A, Callable 02/01/13 @ 100(FGIC)(MSDCEP)
   5.000%, 02/01/22                                                  2,435             2,553
Minneapolis School District #1(MSDCEP)
   4.500%, 02/01/08                                        $         1,450   $         1,577
Minneapolis School District #1, Callable
 02/01/06 @ 100(MSDCEP)
   5.000%, 02/01/07                                                  1,025             1,109
   5.000%, 02/01/07                                                  1,000             1,082
Minneapolis, Series B, Callable 09/01/05 @ 100
   5.050%, 03/01/06                                                  6,000             6,496
Minnesota State, Callable 08/01/07 @ 100
   4.800%, 08/01/11                                                  2,010             2,163
   4.850%, 08/01/12                                                  4,420             4,774
Moorhead Independent School
 District #152(MSDCEP)
   5.000%, 04/01/12                                                  1,095             1,236
Moorhead Independent School District #152,
 Callable 04/01/12 @ 100(FGIC)(MSDCEP)
   5.000%, 04/01/15                                                  3,450             3,783
   5.000%, 04/01/16                                                  2,510             2,730
Mounds View Independent School District #621,
 Series A(MSDCEP)
   5.250%, 02/01/10                                                  1,230             1,395
Mounds View Independent School District #621,
 Series A, Callable 02/01/11 @ 100(MSDCEP)
   5.250%, 02/01/12                                                  1,000             1,133
   5.350%, 02/01/16                                                  1,000             1,109
Mounds View Independent School District #621,
 Series A, Callable 02/01/12
 @ 100(MBIA)(MSDCEP)
   5.000%, 02/01/18                                                  2,340             2,502
   5.000%, 02/01/19                                                  2,565             2,724
Northfield Independent School District #659,
 Callable 02/01/11 @ 100(MSDCEP)
   4.600%, 02/01/13                                                  1,100             1,189
   5.000%, 02/01/15                                                  1,295             1,413
Pequot Lakes Independent School District #186,
 Callable 02/01/12 @ 100(FGIC)(MSDCEP)
   5.125%, 02/01/18                                                    500               540
Perham, Callable 05/01/11 @ 100(AMT)
   5.850%, 05/01/15                                                  1,205             1,298
Pipestone-Jasper Independent School
 District #2689, Callable 03/01/09
 @ 100(FGIC)(MSDCEP)
   5.400%, 03/01/13                                                  1,095             1,223
Puerto Rico Commonwealth(MBIA)
   6.000%, 07/01/14                                                  1,605             1,987
Puerto Rico Commonwealth, Series A(XLCA)
   5.500%, 07/01/17                                                  1,000             1,182
Red Wing Independent School District #256,
 Series A, Crossover Refunded 02/01/03 @ 100
   5.250%, 02/01/05(D)                                               1,010             1,022
Robbinsdale Independent School
 District #281(MSDCEP)
   5.000%, 02/01/08                                                  1,000             1,110
Robbinsdale Independent School District #281,
 Callable 02/01/09 @ 100(MBIA)(MSDCEP)
   5.000%, 02/01/16                                                  1,000             1,073
Rochester Independent School District #535,
 Series A, Callable 02/01/11 @ 100(MSDCEP)
   5.000%, 02/01/15                                                  1,595             1,733
Rosemount Independent School District #196,
 Series A, Crossover Refunded 06/01/04
 @ 100(MSDCEP)
   5.625%, 06/01/07(D)                                               1,400             1,490

                                       57

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Sauk Rapids Independent School District #47,
 Series B, Zero Coupon Bond, Callable
 02/01/11 @ 89.37(FSA)(MSDCEP)
   5.700%, 02/01/13(C)                                     $         1,055   $           687
Sauk Rapids Independent School District #47,
 Series B, Zero Coupon Bond, Callable
 02/01/11 @ 94.63(FSA)
   5.753%, 02/01/12(C)                                              1,790             1,249
Savage, Series A(FGIC)
   5.200%, 02/01/05                                                  1,000             1,078
Savage, Series A, Callable 02/01/06 @ 100(FGIC)
   5.350%, 02/01/07                                                  1,000             1,093
   5.500%, 02/01/08                                                  1,000             1,100
Scott County
   4.000%, 12/01/10                                                    265               280
South Washington County, Independent School
 District #833, Series A(MSDCEP)
   5.500%, 02/01/09                                                    500               572
South Washington County, Independent School
 District #833, Series B, Callable 02/01/12
 @ 100(FSA)(MSDCEP)
   5.000%, 02/01/15                                                  1,030             1,128
St. Louis Park Independent School District #283,
 Callable 02/01/09 @ 100(MSDCEP)
   5.250%, 02/01/10                                                  1,500             1,677
   5.600%, 02/01/15                                                    725               815
St. Michael Independent School District #885,
 Callable 02/01/12 @ 100(FSA)(MSDCEP)
   5.000%, 02/01/14                                                  1,690             1,869
   5.000%, 02/01/17                                                  1,000             1,078
St. Paul, Series A, Callable 03/01/09 @ 100
   5.000%, 03/01/10                                                  1,180             1,306
Stillwater Independent School District #834,
 Callable 02/01/09 @ 100(MSDCEP)
   4.750%, 02/01/11                                                  2,140             2,315
Washington County, Raymie Johnson Apartments,
 Series C, Callable 01/01/04 @ 100(FGIC)
   6.000%, 01/01/10                                                  1,340             1,409
West St. Paul Independent School District #197,
 Zero Coupon Bond(MBIA)(MSDCEP)
   5.896%, 02/01/05(C)                                               2,000             1,912
Willmar Independent School District #347,
 Series A, Callable 02/01/06 @ 100(MSDCEP)
   5.150%, 02/01/09                                                  1,160             1,256
                                                                             ---------------
TOTAL GENERAL OBLIGATIONS                                                            111,781
                                                                             ---------------
CERTIFICATES OF PARTICIPATION - 4.8%
Eden Prairie Housing & Redevelopment
 Authority, Series A, Callable 12/01/10 @ 100(MLO)
   5.000%, 12/01/11                                                    255               286
Hennepin County(MLO)
   4.650%, 11/15/08                                                  1,000             1,101
Hennepin County, Callable 11/15/08 @ 100(MLO)
   5.375%, 11/15/09                                                  2,280             2,574
Minneapolis Special School District #1, Series A,
 Pre-refunded 02/01/06 @ 100(MBIA)(MLO)
   5.900%, 02/01/11(A)                                               2,150             2,415
Minneapolis Special School District #1, Series B,
 Callable 02/01/03 @ 100(AMBAC)(MLO)
   5.400%, 02/01/04                                                  2,000             2,025
   5.500%, 02/01/05                                                  2,000             2,026

DESCRIPTION                                               PAR (000)/SHARES       VALUE (000)
--------------------------------------------------------------------------------------------
St. Paul Independent School District #625,
 Series C, Pre-refunded 02/01/04 @ 100
   5.850%, 02/01/07(A)                                     $         1,000   $         1,057
Stearns County Housing & Redevelopment
 Authority, Series A, Callable 02/01/08
 @ 100(FSA)(MLO)
   4.950%, 02/01/09                                                  1,540             1,676
                                                                             ---------------
TOTAL CERTIFICATES OF PARTICIPATION                                                   13,160
                                                                             ---------------
TOTAL MUNICIPAL BONDS
   (Cost $248,692)                                                                   267,904
                                                                             ---------------
MONEY MARKET FUND - 0.3%
Federated Minnesota Municipal Cash Trust 926,066                                         926
                                                                             ---------------
TOTAL MONEY MARKET FUND
   (Cost $926)                                                                           926
                                                                             ---------------
TOTAL INVESTMENTS - 99.0%
   (Cost $249,618)                                                                   268,830
                                                                             ---------------
OTHER ASSETS AND LIABILITIES, NET - 1.0%                                               2,681
                                                                             ---------------
TOTAL NET ASSETS - 100.0%                                                    $       271,511
                                                                             ---------------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(C)  The rate shown is the effective yield at the time of purchase.

(D) Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

ACA - American Capital Access

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $21,282,141, which represents 7.8% of net assets.

CGIC - Capital Guaranty Insurance Corporation

FGIC - Financial Guaranty Insurance Corporation

FHA - Federal Housing Authority

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

MSDCEP - Minnesota School District Credit Enhancement Program

VA - Veterans Administration

XLCA - XL Capital Assurance Inc.

The accompanying notes are an integral part of the financial statements.

MINNESOTA TAX FREE FUND

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 98.4%
REVENUE BONDS - 78.1%
ECONOMIC DEVELOPMENT - 1.7%
Minnesota Agricultural & Economic Development
 Board, Small Business Development, Series B,
 Callable 08/01/08 @ 102(AMT)
   7.250%, 08/01/20                                        $         1,000   $         1,064
Minnesota Agricultural & Economic Development
 Board, Small Business Development, Series C,
 Callable 08/01/08 @ 102(AMT)
   7.250%, 08/01/20                                                  1,385             1,398
Minnesota Agricultural & Economic Development
 Board, Small Business Development, Series D,
 Callable 08/01/08 @ 102(AMT)
   7.250%, 08/01/20                                                  1,120             1,033
                                                                             ---------------
                                                                                       3,495
                                                                             ---------------
EDUCATION - 11.5%
Golden Valley, The Breck School, Callable 10/01/09
 @ 100
   5.750%, 10/01/14                                                  1,000             1,125
Mankato, Bethany Lutheran College, Series A(VRDO)
   1.650%, 11/01/15                                                  2,100             2,100
Minneapolis Gateway Project, Series A,
 Callable 12/01/07 @ 100
   5.250%, 12/01/17                                                  1,000             1,092
Minneapolis, The Blake School Project,
 Callable 09/01/11 @ 100
   5.450%, 09/01/21                                                  2,000             2,143
Minnesota State Higher Education Facilities
 Authority, Augsburg College, Series 4-F1,
 Callable 05/01/06 @ 102
   6.250%, 05/01/23                                                  1,500             1,580
Minnesota State Higher Education Facilities
 Authority, Carleton College, Callable 11/01/07
 @ 100
   5.400%, 11/01/15                                                  1,500             1,661
Minnesota State Higher Education Facilities
 Authority, Carleton College, Series 3-L1,
 Callable 05/01/06 @ 100
   5.750%, 11/01/12                                                  1,050             1,166
Minnesota State Higher Education Facilities
 Authority, Carleton College, Series 3-L2(VRDO)
   1.450%, 11/01/12                                                    900               900
Minnesota State Higher Education Facilities
 Authority, Carleton College, Series 5-G(VRDO)
   1.250%, 11/01/29                                                  1,275             1,275
Minnesota State Higher Education Facilities
 Authority, College of Art & Design, Series 5-D,
 Callable 05/01/10 @ 100
   6.625%, 05/01/20                                                  1,000             1,091
Minnesota State Higher Education Facilites
 Authority, College of St. Benedict, Series 3-W,
 Callable 03/01/04 @ 100
   6.200%, 03/01/14                                                    460               472
   6.375%, 03/01/20                                                    140               143
Minnesota State Higher Education Facilities
 Authority, College of St. Benedict, Series 3-W,
 Pre-refunded 03/01/04 @ 100
   6.200%, 03/01/14(A)                                                 655               697
   6.375%, 03/01/20(A)                                                 360               384
Minnesota State Higher Education Facilites
 Authority, St. Catherine College, Series 5-N1,
 Callable 10/01/12 @ 100
   5.375%, 10/01/32                                        $         3,000   $         3,078
Minnesota State Higher Education Facilities
 Authority, St. Catherine College, Series 5-N2(VRDO)
   1.650%, 10/01/32                                                  3,140             3,140
Minnesota State Higher Education Facilities
 Authority, University of St. Thomas, Series 4-A1,
 Callable 10/01/06 @ 100
   5.625%, 10/01/21                                                    500               524
Minnesota State Higher Education Facilities
 Authority, Vermilion Community College,
 Callable 01/01/03 @ 100
   5.750%, 01/01/13                                                    670               696
                                                                             ---------------
                                                                                      23,267
                                                                             ---------------
HEALTHCARE - 17.3%
Bemidji Hospital Facilities, North County Health
 Services, Callable 09/01/06 @ 102
   5.625%, 09/01/15                                                  1,600             1,682
Chisago Health Facilities Authority, Callable
 07/01/05 @ 102
   7.300%, 07/01/25                                                    400               409
Cuyuna Range Hospital District, Series A, Callable
 06/01/07 @ 102
   6.000%, 06/01/29                                                  3,000             2,934
Duluth Economic Development Authority, Health
 Care Facilites, Pre-refunded 11/01/02 @ 100
 (AMBAC)
   6.300%, 11/01/22(A)                                                 505               517
Fairmont Senior Housing Mortgage, Callable
 10/01/02 @ 102(GNMA)
   8.500%, 07/01/15                                                    900               919
Fergus Falls Health Care Facilties Authority,
 Series A, Callable 11/01/04 @ 102
   7.000%, 11/01/19                                                  1,000             1,003
Glencoe Health Care Services Facilities Project,
 Callable 04/01/11 @ 101
   7.500%, 04/01/31                                                  1,000             1,044
Glencoe Hospital Board, Pre-refunded 08/01/04
 @ 102
   6.750%, 04/01/16(A)                                               1,100             1,219
Golden Valley, Covenant Retirement Communities,
 Series A, Callable 12/01/09 @ 101
   5.500%, 12/01/29                                                  1,750             1,760
Minneapolis & St. Paul Housing & Redevelopment
 Authority, Group Health Care Plan Project,
 Callable 12/01/02 @ 102
   6.900%, 10/15/22                                                  4,000             4,084
Minneapolis & St. Paul Housing & Redevelopment
 Authority, Series A, Callable 08/15/05 @ 102(FSA)
   5.600%, 08/15/12                                                    250               268
Minneapolis Health Care System, Fairview Health
 Services, Series A, Callable 05/15/12 @ 101
   5.625%, 05/15/32                                                  2,000             2,075
Minnesota Agricultural & Economic Development
 Board, Benedictine Health, Series A, Callable
 02/15/10 @ 101(MBIA)
   5.250%, 02/15/15                                                  2,000             2,189

                                       59

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Minnesota Agricultural & Economic Development
 Board, Fairview Hospital Project, Series A,
 Callable 11/15/07 @ 102(MBIA)
   5.500%, 11/15/11                                        $           500   $           557
   5.500%, 11/15/17                                                  1,000             1,087
Minnesota Agriculture & Economic Development
 Board, Health Care System, Series A, Callable
 11/15/10 @ 101
   6.375%, 11/15/29                                                  5,000             5,428
Monticello, Big Lake Community Hospital, Series A
   4.600%, 12/01/02                                                    125               125
   4.700%, 12/01/03                                                    125               128
Monticello, Big Lake Community Hospital, Series A,
 Callable 12/01/09 @ 100
   5.750%, 12/01/19                                                  1,000               994
Moorhead Economic Development Authority,
 Series B, Callable 06/01/04 @ 102
   6.000%, 06/01/29                                                  1,900             1,719
Olmstead County, Hiawatha Homes Project,
 Callable 07/01/03 @ 102
   6.500%, 07/01/16                                                    225               219
Rochester Health Care Facilities, Mayo Foundation,
 Series A, Callable 05/15/08 @ 101
   5.500%, 11/15/27                                                    500               529
St. Cloud Health Care, St. Cloud Hospital Obligation
 Group, Series A, Callable 05/01/10 @ 101(FSA)
   5.750%, 05/01/26                                                  2,500             2,744
St. Paul Housing & Redevelopment Authority,
 Callable 05/15/09 @ 100
   5.250%, 05/15/18                                                  1,000             1,008
Worthington, Series A, Callable 12/01/02 @ 100
   6.500%, 12/01/10                                                    380               380
                                                                             ---------------
                                                                                      35,021
                                                                             ---------------
HOUSING - 18.4%
Austin Housing & Redevelopment Authority,
 Series A, Callable 01/01/06 @ 102
   7.250%, 01/01/26                                                    500               511
Brooklyn Center Multifamily Housing, Callable
 11/20/12 @ 100(AMT)(GNMA)
   5.400%, 05/20/43                                                  1,000             1,023
Coon Rapids Multifamily Housing, Callable
 10/01/02 @ 102(AMT)(FHA)
   6.750%, 08/01/23                                                  1,980             2,024
Coon Rapids Multifamily Housing, Margaret Place,
 Callable 11/01/07 @ 102
   6.250%, 05/01/18                                                    500               482
Coon Rapids Multifamily Housing, Woodland
 North Apartments, Callable 12/01/03 @ 100(FHA)
   5.625%, 12/01/09                                                  2,935             2,964
Dakota County Community Development Agency,
 Multifamily Housing, Callable 01/20/11
 @ 102(FHA)(GNMA)
   5.500%, 07/20/43                                                  3,680             3,844
Dakota County Community Development Agency,
 Multifamily Housing, Ebenezer Ridges Project,
 Callable 04/20/11 @ 102(GNMA)
   5.900%, 04/20/42                                                  2,000             2,145
Dakota County Housing & Redevelopment Authority,
 Series A, Callable 10/01/02 @ 100(GNMA)
   8.100%, 09/01/12                                                     45                45
Eden Prairie Multifamily Housing, Lincoln Park
 Project, Series A-1, Callable 12/20/10 @ 103.50
 (GNMA)
   6.400%, 12/20/20                                        $         1,000   $         1,084
Eden Prairie Multifamily Housing, Parkway
 Apartments Project, Series A, Callable 02/20/07
 @ 104
   5.700%, 08/20/22                                                  1,000             1,052
Hopkins Elderly Housing, Series A, Callable
 11/20/07 @ 102(GNMA)
   5.600%, 11/20/17                                                    500               527
Hopkins Multifamily Housing, Renaissance Project,
 Callable 04/01/07 @ 102
   6.250%, 04/01/15                                                    500               526
Mendota Heights, Multifamily Housing(VRDO)
   1.650%, 11/01/31                                                  3,350             3,350
Minneapolis Multifamily Housing, Seward Towers
 Project, Callable 10/01/02 @ 101(GNMA)
   7.375%, 12/20/30                                                  1,370             1,377
Minnesota State Housing Finance Agency,
 Residential Housing, Series B, Callable 07/01/11
 @ 100(AMT)
   5.650%, 07/01/33                                                  2,890             3,024
Minnesota State Housing Finance Agency,
 Residential Housing, Series F, Callable 07/01/11
 @ 100(AMT)
   5.400%, 07/01/30                                                  3,210             3,301
Minnesota State Housing Finance Agency, Series A,
 Callable 08/01/11 @ 100
   3.850%, 02/01/13(B)                                               1,455             1,449
Minnesota State Housing Finance Agency, Single
 Family Mortgage, Series C, Callable 07/01/09
 @ 100(AMT)
   6.100%, 07/01/30                                                    925               971
Roseville Housing Facilities Authority, Pre-refunded
 10/01/03 @ 102
   7.125%, 10/01/13(A)                                               2,000             2,148
St. Anthony Housing & Redevelopment Authority,
 Callable 05/20/06 @ 102(FHA)(GNMA)
   6.250%, 11/20/25                                                  1,500             1,650
St. Louis Park, Multifamily Housing, Callable
 11/01/08 @ 102(FHA)(GNMA)
   5.250%, 11/01/20                                                    500               515
St. Louis Park, Multifamily Housing, Callable
 12/01/05 @ 102(FHA)
   6.250%, 12/01/28                                                    500               524
St. Paul Housing & Redevelopment Authority,
 Como Lake Project, Series B, Callable 10/01/02
 @ 100(FHA)
   7.500%, 03/01/26                                                  1,500             1,500
White Bear Lake, Lake Square Housing, Series A,
 Callable 02/01/07 @ 102(FHA)
   6.000%, 08/01/20                                                  1,020             1,079
                                                                             ---------------
                                                                                      37,115
                                                                             ---------------
IMPROVEMENTS - 3.9%
Minnesota State Retirement Systems Building,
 Callable 06/01/10 @ 100
   5.875%, 06/01/27                                                  7,000             7,799
                                                                             ---------------
INDUSTRIAL DEVELOPMENT - 0.8%
Little Canada Commercial Development, Callable
 04/01/03 @ 102(MLO)
   7.100%, 04/01/13                                                  1,425             1,432

The accompanying notes are an integral part of the financial statements.

                                       60

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Shakopee Commercial Development
   7.250%, 12/01/02                                        $            15   $            15
   7.350%, 06/01/03                                                     15                15
   7.350%, 12/01/03                                                     15                15
   7.350%, 06/01/04                                                     15                15
   7.350%, 12/01/04                                                     20                20
   7.500%, 06/01/05                                                     15                15
   7.500%, 12/01/05                                                     20                20
   7.500%, 06/01/06                                                     20                20
   7.500%, 12/01/06                                                     20                20
   7.500%, 06/01/07                                                     20                20
   7.500%, 12/01/07                                                     25                25
   7.500%, 06/01/08                                                     20                20
   7.500%, 12/01/08                                                     25                25
                                                                             ---------------
                                                                                       1,677
                                                                             ---------------
LEASE REVENUE - 2.0%
Edina Housing & Redevelopment Authority,
 Callable 02/01/12 @ 100
   5.250%, 02/01/21                                                  1,010             1,068
New Brighton Economic Development Authority,
 Public Safety Facility, Leasing Project, Series A,
 Callable 02/01/10 @ 100
   4.900%, 02/01/15                                                    850               893
   5.000%, 02/01/16                                                    895               941
   5.100%, 02/01/17                                                    900               946
Washington County, Housing & Redevelopment
 Authority, Jail Facility
   5.000%, 02/01/03                                                    255               258
                                                                             ---------------
                                                                                       4,106
                                                                             ---------------
POLLUTION CONTROL - 3.6%
Minnesota Public Facilities Authority, Water
 Pollution Control, Series A, Callable 03/01/10
 @ 100
   5.000%, 03/01/20                                                  7,000             7,367
                                                                             ---------------
RECREATIONAL FACILITY AUTHORITY - 2.4%
Minneapolis Art Center Facilities, Walker Art Center
 Project, Callable 07/01/11 @ 100
   5.125%, 07/01/21                                                  2,500             2,597
Moorhead, Series B
   5.000%, 12/01/02                                                    125               126
St. Paul Port Authority, Radisson Kellogg Project,
 Series 2, Callable 08/01/08 @ 103
   7.375%, 08/01/29                                                  2,000             2,024
                                                                             ---------------
                                                                                       4,747
                                                                             ---------------
TAX REVENUE - 2.1%
Duluth Economic Development Authority
   8.000%, 08/01/08                                                    270               297
Minneapolis Community Development, Series A,
 Zero Coupon Bond(MBIA)
   7.125%, 09/01/04(C)                                                 500               484
Minneapolis Community Development, Series G-3,
 Callable 12/01/11 @ 100
   5.450%, 12/01/31                                                  3,250             3,429
                                                                             ---------------
                                                                                       4,210
                                                                             ---------------
TRANSPORTATION - 2.7%
Minneapolis & St. Paul Metropolitan Airports
 Commission, Callable 01/01/11 @ 100(AMT)
 (FGIC)
   5.250%, 01/01/21                                                  2,000             2,097
Minneapolis & St. Paul Metropolitan Airports
 Commission, Series A, Callable 01/01/10
 @ 101(FGIC)
   5.750%, 01/01/32                                        $         3,000   $         3,300
                                                                             ---------------
                                                                                       5,397
                                                                             ---------------
UTILITIES - 11.7%
Chaska Electric, Series A, Callable 10/01/10 @ 100
   6.100%, 10/01/30                                                  5,000             5,398
Southern Minnesota Municipal Power Agency,
 Power Supply Systems, Series A(AMBAC)
   5.250%, 01/01/16(B)                                               4,360             4,979
Southern Minnesota Municipal Power Agency,
 Series A, Callable 01/01/03 @ 102(MBIA)
   5.000%, 01/01/12                                                  1,000             1,029
Southern Minnesota Municipal Power Agency,
 Series A, Pre-refunded 01/01/03 @ 102(MBIA)
   5.750%, 01/01/18(A)                                                 850               875
Southern Minnesota Municipal Power Agency,
 Series A, Zero Coupon Bond(MBIA)
   6.650%, 01/01/19(C)                                               4,000             1,913
   6.700%, 01/01/24(C)                                               5,000             1,765
   5.800%, 01/01/25(C)                                               3,500             1,171
   5.600%, 01/01/26(C)                                               8,000             2,543
   5.151%, 01/01/27(C)                                               3,000               908
Western Minnesota Municipal Power Agency,
 Callable 01/01/11 @ 100(AMBAC)
   5.500%, 01/01/14                                                  1,545             1,754
   5.500%, 01/01/15                                                    550               621
Western Minnesota Municipal Power Agency,
 Escrowed to Maturity(MBIA)
   9.750%, 01/01/16(D)                                                 410               651
                                                                             ---------------
                                                                                      23,607
                                                                             ---------------
TOTAL REVENUE BONDS                                                                  157,808
                                                                             ---------------
GENERAL OBLIGATIONS - 19.5%
Albany Independent School District #745, Series A,
 Callable 02/01/08 @ 100(MSDCEP)
   5.000%, 02/01/16                                                  1,220             1,302
Anoka-Hennepin Independent School District #11,
 Series A, Callable 02/01/10 @ 100(MSDCEP)
   5.750%, 02/01/17                                                  1,000             1,144
Becker Independent School District #726, Series A,
 Callable 02/01/10 @ 100(FSA)(MSDCEP)
   6.000%, 02/01/21                                                  1,000             1,138
Bloomington Independent School District #271,
 Series B, Callable 02/01/10 @ 100(MSDCEP)
   5.000%, 02/01/20                                                  1,000             1,049
Burnsville Independent School District #191,
 Series A, Callable 02/01/06 @ 100(MSDCEP)
   4.875%, 02/01/13                                                  1,450             1,546
Chaska Independent School District #112, Series A,
 Callable 02/01/09 @ 100(FSA)(MSDCEP)
   5.700%, 02/01/18                                                  1,000             1,117
Chaska Independent School District #112, Series B,
 Crossover Refunded 02/01/06 @ 100(MSDCEP)
   5.875%, 02/01/11(E)                                               1,000             1,116
   6.000%, 02/01/15(E)                                                 525               588
   6.000%, 02/01/16(E)                                               5,525             6,188
Columbia Heights Independent School District #13,
 Crossover Refunded 02/01/07 @ 100(MSDCEP)
   5.250%, 02/01/15(E)                                               1,000             1,083

                                       61

DESCRIPTION                                                      PAR (000)       VALUE (000)
--------------------------------------------------------------------------------------------
Delano Independent School District #879, Series A,
 Callable 02/01/11 @ 100(FSA)(MSDCEP)
   5.875%, 02/01/25                                        $         1,000   $         1,117
Hennepin County, Series A, Callable 12/01/10
 @ 100
   4.250%, 12/01/12                                                  1,000             1,062
Hopkins Independent School District #270, Series B,
 Callable 02/01/11 @ 100(MSDCEP)
   4.125%, 02/01/12                                                  2,200             2,315
Lakeville Independent School District #194,
 Series B, Zero Coupon Bond, Callable
 02/01/13 @ 68.773(FGIC)(MSDCEP)
   5.420%, 02/01/20(C)                                               5,530             2,327
Minneapolis
   5.000%, 12/01/05                                                  1,300             1,426
Minneapolis Sports Arena, Callable
 04/01/08 @ 100
   5.100%, 04/01/13                                                    500               547
   5.100%, 10/01/13                                                    250               273
Minneapolis Sports Arena, Series B,
 Callable 09/01/05 @ 100
   5.200%, 03/01/13                                                    400               432
North St. Paul Independent School
 District #622, Series B, Callable 05/01/06
 @ 100(MSDCEP)
   5.850%, 05/01/17                                                    500               557
Northfield Independent School District #659,
 Callable 02/01/11 @ 100
   5.000%, 02/01/16                                                  1,015             1,098
Osseo Independent School District #279,
 Series A, Callable 02/01/10 @ 100
   5.250%, 02/01/21                                                  3,000             3,194
Perham, Disposal System, Callable
 05/01/11 @ 100(AMT)
   6.000%, 05/01/22                                                  1,500             1,587
Sauk Rapids Independent School
 District #47, Series A, Callable 02/01/11
 @ 100(MBIA)
   5.750%, 02/01/23                                                  2,000             2,216
South Washington County Independent
 School District #833, Callable 06/01/05
 @ 100(MLO)
   5.850%, 06/01/15                                                    500               546
St. Louis Park Independent School
 District #283, Callable 02/01/09
 @ 100(MSDCEP)
   5.700%, 02/01/17                                                  2,000             2,259
Wayzata Independent School District #284,
 Series A, Callable 02/01/07 @ 100
   5.500%, 02/01/17                                                  2,000             2,188
                                                                             ---------------
TOTAL GENERAL OBLIGATIONS                                                             39,415
                                                                             ---------------

DESCRIPTION                                               PAR (000)/SHARES       VALUE (000)
--------------------------------------------------------------------------------------------
CERTIFICATES OF PARTICIPATION - 0.8%
Hastings Housing & Redevelopment
 Authority, Crossover Refunded 02/01/03
 @ 101(MLO)
   6.500%, 02/01/14(E)                                     $         1,000   $         1,016
South Washington County Independent
 School District #833, Series A, Callable
 12/01/06 @ 100(MLO)
   5.250%, 12/01/14                                                    500               527
                                                                             ---------------
TOTAL CERTIFICATES OF PARTICIPATION                                                    1,543
                                                                             ---------------
TOTAL MUNICIPAL BONDS
   (Cost $186,003)                                                                   198,766
                                                                             ---------------
MONEY MARKET FUND - 1.5%
Federated Minnesota Municipal Cash Trust                         2,934,970             2,935
                                                                             ---------------
TOTAL MONEY MARKET FUND
   (Cost $2,935)                                                                       2,935
                                                                             ---------------
TOTAL INVESTMENTS - 99.9%
   (Cost $188,938)                                                                   201,701
                                                                             ---------------
OTHER ASSETS AND LIABILITIES, NET - 0.1%                                                 247
                                                                             ---------------
TOTAL NET ASSETS - 100.0%                                                    $       201,948
                                                                             ---------------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B) On September 30, 2002, the total cost of investments purchased on a when-issued basis was $6,370,856.

(C)  The rate shown is the effective yield at the time of purchase.

(D) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(E) Crossover Refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $17,520,901, which represents 8.7% of net assets.

FGIC - Financial Guaranty Insurance Corporation

FHA - Federal Housing Authority

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

MSDCEP - Minnesota School District Credit Enhancement Program

VRDO - Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 2002. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

The accompanying notes are an integral part of the financial statements.

MISSOURI TAX FREE FUND

DESCRIPTION                                        PAR (000)   VALUE (000)
--------------------------------------------------------------------------
MUNICIPAL BONDS - 95.5%
REVENUE BONDS - 67.0%
AUTHORITY - 1.8%
Puerto Rico Public Buildings Authority, Public
 Education and Health Facilities, Series B,
 Callable 07/01/07 @ 101.50
   5.000%, 07/01/27                               $    1,000    $    1,034
Puerto Rico Public Buildings Authority, Public
 Education and Health Facilities, Series M,
 Callable 07/01/03 @ 101.50(COMGTY)
   5.500%, 07/01/21                                      940           971
Puerto Rico Public Buildings Authority, Public
 Education and Health Facilities, Series M,
 Pre-refunded 07/01/03 @ 101.50 and
 07/01/05 @ 100(COMGTY)
   5.500%, 07/01/21(A)                                 1,060         1,108
                                                                ----------
                                                                     3,113
                                                                ----------
BUILDING - 9.6%
Clay County, Public Building Authority, Callable
 05/15/08 @ 100
   5.125%, 05/15/14                                    3,280         3,550
Missouri State Board of Public Buildings, State
 Office Building Special Obligation, Series A,
 Callable 05/01/11 @ 100(MBIA)
   5.000%, 05/01/23                                    2,000         2,079
   5.000%, 05/01/24                                    5,130         5,318
   5.125%, 05/01/26                                    5,000         5,218
                                                                ----------
                                                                    16,165
                                                                ----------
EDUCATION - 11.0%
Kansas City School District Building, Capital
 Improvement Project, Callable 02/01/04
 @ 102(FGIC)
   5.000%, 02/01/14                                    2,230         2,349
Kansas City School District Building, Elementary
 Improvement Project, Series D, Callable
 02/01/04 @ 102(FGIC)
   5.000%, 02/01/14                                    1,000         1,053
Missouri State Health & Educational Facilities
 Authority, University of Missouri-Columbia Arena
 Project, Callable 11/01/11 @ 100
   5.000%, 11/01/19                                    2,540         2,698
Missouri Western State College, Callable 10/01/03
 @ 102(MBIA)
   5.400%, 10/01/16                                    1,000         1,034
University of Missouri, Callable 11/01/03 @ 101
   5.500%, 11/01/23                                    2,000         2,072
University of Missouri, Pre-refunded 11/01/07
 @ 101
   5.500%, 11/01/21(A)                                 3,000         3,466
   5.800%, 11/01/27(A)                                 5,000         5,848
                                                                ----------
                                                                    18,520
                                                                ----------
HEALTHCARE - 17.8%
Cape Girardeau County Authority, Southeast
 Missouri Hospital Association, Callable 06/01/12
 @ 100
   5.625%, 06/01/22                                    1,500         1,539
Missouri State Health & Educational Facilities
 Authority, BJC Health Systems, Callable 05/15/08
 @ 101
   5.000%, 05/15/28                                    3,105         3,152
Missouri State Health & Educational Facilities
 Authority, BJC Health Systems, Series A,
 Escrowed to Maturity
   6.750%, 05/15/12(B)                            $    3,310    $    4,207
Missouri State Health & Educational Facilities
 Authority, Freeman Hospital Project, Series A,
 Callable 02/15/04 @ 102(FSA)
   5.375%, 02/15/14                                    1,000         1,045
Missouri State Health & Educational Facilities
 Authority, SSM Health Care System, Series A,
 Callable 06/01/08 @ 101(MBIA)
   5.000%, 06/01/12                                    1,500         1,619
   5.000%, 06/01/18                                    3,895         4,063
Missouri State Health & Educational Facilities
 Authority, St. Luke's Health System, Callable
 11/15/03 @ 102(MBIA)
   5.100%, 11/15/13                                    2,000         2,076
North Kansas City Hospital, Callable 11/15/08
 @ 101(AMBAC)
   5.000%, 11/15/28                                    3,000         3,060
University Health Facilities, University of
 Missouri Health System, Series A, Callable
 11/01/06 @ 102(AMBAC)
   5.600%, 11/01/26                                    5,000         5,304
University of Missouri Health Systems, Series A,
 Callable 11/01/08 @ 100(AMBAC)
   5.125%, 11/01/28                                    4,000         4,096
                                                                ----------
                                                                    30,161
                                                                ----------
HOUSING - 0.9%
University City Industrial Development Authority,
 Multifamily Housing, Series A, Callable 12/20/05
 @ 102
   5.950%, 12/20/25                                    1,400         1,462
                                                                ----------
POLLUTION CONTROL - 17.8%

Missouri State Environmental Improvement &
 Energy Resources Authority, Water Pollution
 Control, Series A, Callable 07/01/08 @ 101
   5.000%, 01/01/19                                    2,200         2,310
Missouri State Environmental Improvement &
 Energy Resources Authority, Water Pollution
 Control, Series A, Callable 07/01/10 @ 100
   5.500%, 07/01/16                                    2,495         2,811
Missouri State Environmental Improvement &
 Energy Resources Authority, Water Pollution
 Control, Series B, Callable 01/01/09 @ 101
   5.250%, 01/01/15                                    2,180         2,397
Missouri State Environmental Improvement &
 Energy Resources Authority, Water Pollution
 Control, Series C
   5.250%, 07/01/10                                    4,405         5,032
   5.375%, 07/01/13                                    1,570         1,827
   5.375%, 07/01/14                                    2,400         2,798
   5.375%, 07/01/15                                    1,500         1,745
   5.375%, 07/01/16                                    2,000         2,319
Missouri State Environmental Improvement &
 Energy Resources Authority, Water Pollution
 Control, Series C, Callable 07/01/11 @ 100
   5.000%, 07/01/23                                    6,655         6,922
Missouri State Environmental Improvement &
 Energy Resources Authority, Water Pollution
 Control, Series D, Pre-refunded 01/01/06 @ 101
   5.875%, 01/01/15(A)                                   725           818

                                       63

DESCRIPTION                                        PAR (000)   VALUE (000)
--------------------------------------------------------------------------
Missouri State Environmental Improvement &
 Energy Resources Authority, Water Pollution
 Control, Series E, Pre-refunded 07/01/06 @ 101
   5.625%, 07/01/16(A)                            $      915    $    1,040
                                                                ----------
                                                                    30,019
                                                                ----------
TRANSPORTATION - 1.9%
Missouri State Highways & Transportation Road,
 Series A, Callable 02/01/12 @ 100
   5.000%, 02/01/22                                    3,000         3,150
                                                                ----------
UTILITIES - 6.2%
Kansas City Water, Series A, Callable 12/01/08
 @ 101
   5.000%, 12/01/11                                    4,390         4,865
Kansas City Water, Series B, Callable 12/01/06
 @ 101
   5.000%, 12/01/16                                    2,200         2,381
Sikeston Electric, Callable 06/01/06 @ 101(MBIA)
   5.000%, 06/01/22                                    1,000         1,026
Springfield Water Works, Series A, Pre-refunded
 05/01/05 @ 102
   5.600%, 05/01/23(A)                                 2,000         2,193
                                                                ----------
                                                                    10,465
                                                                ----------
TOTAL REVENUE BONDS                                                113,055
                                                                ----------
GENERAL OBLIGATIONS - 28.5%
Clayton School District, Callable 03/01/07 @ 101
   5.000%, 03/01/17                                    3,325         3,536
Jackson County School District, Callable 03/01/08
 @ 100
   4.850%, 03/01/13                                    2,000         2,153
Jefferson City School District, Series A
   6.700%, 03/01/11                                    1,000         1,220
Kansas City, Series A, Callable 03/01/08 @ 101
   5.250%, 09/01/12                                    3,980         4,433
Missouri State, Fourth State Building, Series A,
 Pre-refunded 08/01/06 @ 100
   5.400%, 08/01/09(A)                                 2,000         2,212
Missouri State Highways & Transportation Road,
 Series A
   5.000%, 02/01/11                                    5,000         5,642
Missouri State Highways & Transportation Road,
 Series A, Callable 02/01/11 @ 100
   5.250%, 02/01/20                                    5,000         5,399
Missouri State Water Pollution Control, Series A,
 Pre-refunded 08/01/06 @ 100
   5.750%, 08/01/18(A)                                 2,085         2,306
North Kansas City School District, Callable
 03/01/11 @ 100
   5.000%, 03/01/16                                    1,265         1,365
Puerto Rico Municipal Finance Agency, Callable
 08/01/09 @ 101
   5.500%, 08/01/23                                    3,000         3,260
St. Louis Board of Education(FGIC)
   5.500%, 04/01/09                                    1,720         1,982
St. Louis County
   5.000%, 02/01/12                                    3,250         3,674
St. Louis County Public Safety, Callable 08/15/09
 @ 100(FGIC)
   5.125%, 02/15/17                                    4,185         4,479
St. Louis County Rockwood School District #R-6,
 Callable 02/01/11 @ 100
   5.000%, 02/01/13                                    3,000         3,320

DESCRIPTION                                 PAR (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------
Wentzville School District #R-4, Callable
 03/01/08 @ 100(FSA)
   5.100%, 03/01/18                               $    3,000    $    3,151
                                                                ----------
TOTAL GENERAL OBLIGATIONS                                           48,132
                                                                ----------
TOTAL MUNICIPAL BONDS
   (Cost $149,712)                                                 161,187
                                                                ----------
RELATED PARTY MONEY MARKET FUND - 3.3%
First American Tax Free Obligations Fund(C)        5,566,784         5,567
                                                                ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $5,567)                                                     5,567
                                                                ----------
TOTAL INVESTMENTS - 98.8%
   (Cost $155,279)                                                 166,754
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET - 1.2%                             2,107
                                                                ----------
TOTAL NET ASSETS - 100.0%                                       $  168,861
                                                                ----------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(C) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

AMBAC - American Municipal Bond Assurance Corporation

COMGTY - Commonwealth Guaranty

FGIC - Financial Guaranty Insurance Corporation

FSA  - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

NEBRASKA TAX FREE FUND

DESCRIPTION                                         PAR (000)   VALUE (000)
---------------------------------------------------------------------------
MUNICIPAL BONDS - 97.6%
REVENUE BONDS - 78.3%
EDUCATION - 23.1%
Nebraska Educational Finance Authority, Concordia
 University Project, Callable 12/15/08 @ 100
   5.250%, 12/15/15                                $      500    $      515
   5.350%, 12/15/18                                     2,040         2,078
Nebraska Educational Finance Authority, Creighton
 University Project, Series A(AMBAC)
   5.000%, 09/01/09                                       500           559
Nebraska Educational Finance Authority, Wesleyan
 University Project, Callable 04/01/12 @ 100(RA)
   5.000%, 04/01/17                                       605           642
Nebraska Utility Corporation, University of
 Nebraska,Lincoln Project, Callable
 01/01/12 @ 100
   5.250%, 01/01/15                                     1,045         1,160
University of Nebraska, Callable 07/15/08 @100
   5.250%, 07/15/11                                     1,000         1,109
University of Nebraska, Lincoln Parking Project,
 Callable 08/01/05 @ 102
   5.100%, 06/01/09                                       500           533
University of Nebraska Facilities, Medical Center
 Research Project, Callable 02/15/12 @ 100
   5.000%, 02/15/15                                     1,000         1,088
                                                                 ----------
                                                                      7,684
                                                                 ----------
HEALTHCARE - 16.7%
Douglas County Hospital Authority #1, Immanuel
 Medical Center, Callable 09/01/07 @ 102
 (AMBAC)
   4.900%, 09/01/09                                       750           822
Lancaster County Hospital Authority, Bryanlgh
 Medical Center Project, Callable 06/01/11
 @ 100(AMBAC)
   5.000%, 06/01/19                                       500           523
   5.125%, 06/01/21                                     1,200         1,257
Madison County Hospital Authority #1, Faith
 Regional Health Services Project, Callable
 01/01/12 @ 100(AG)
   5.500%, 07/01/21                                     1,000         1,079
Nebraska Investment Finance Authority, Great
 Plains Regional Medical Center, Callable
 05/15/12 @ 100(RA)
   5.200%, 11/15/16                                       250           269
   5.300%, 11/15/17                                       805           869
Platte County Hospital Authority #1, Columbus
 Community Hospital Project, Callable 05/01/10
 @ 101(AG)
   5.850%, 05/01/14                                       650           735
                                                                 ----------
                                                                      5,554
                                                                 ----------
HOUSING - 7.0%
Nebraska Investment Finance Authority,
 Multifamily Housing(GNMA)
   4.625%, 07/20/12                                       500           523
Nebraska Investment Finance Authority, Single
 Family Housing, Series A, Callable 03/01/11
 @ 100(AMT)
   5.150%, 03/01/16                                     1,000         1,046
Omaha Housing Authority, Multifamily Housing,
 Timbercreek Apartments, Callable 10/01/11
 @ 100(GNMA)
   5.150%, 11/20/22                                       750           771
                                                                 ----------
                                                                      2,340
                                                                 ----------
LEASE REVENUE - 2.5%
Nebraska Educational Telecommunication
 Commission, Leasing Project, Series 2000
 (MLO)
   6.000%, 02/01/06                                $      750    $      837
                                                                 ----------
RECREATIONAL FACILITY AUTHORITY - 6.6%
Douglas County Zoo Facility, Omaha Henry Doorly
 Zoo Project, Callable 09/01/09 @ 100
   5.650%, 09/01/11                                     1,000         1,128
Omaha Convention Hotel Corporation, Series A,
 Callable 04/01/12 @ 100(AMBAC)
   5.125%, 04/01/26                                     1,000         1,048
                                                                 ----------
                                                                      2,176
                                                                 ----------
TAX REVENUE - 1.6%
Omaha Special Tax Revenue, Series A, Callable
 02/01/12 @ 101
   5.125%, 02/01/32                                       500           526
                                                                 ----------
TRANSPORTATION - 0.9%
Omaha Airport Authority, Callable 01/01/11
 @ 100(FSA)
   5.500%, 01/01/14                                       250           282
                                                                 ----------
UTILITIES - 19.9%
Alliance Electrical Systems, Callable 06/15/08
 @ 100(AMBAC)
   5.000%, 12/15/14                                       260           275
   5.100%, 12/15/15                                       460           486
Cuming County Public Power District, Callable
 05/15/06 @ 100
   5.600%, 05/15/21                                       250           256
Grand Island Electrical Systems, Callable 06/27/11
 @ 100(MBIA)
   5.125%, 08/15/16                                       750           816
Hastings Electrical Systems, Callable 05/01/11
 @ 100(FSA)
   5.000%, 01/01/15                                     1,000         1,086
   5.000%, 01/01/16                                       750           808
Lincoln Electrical Systems, Callable 09/01/11
 @ 100
   5.000%, 09/01/15                                       500           547
Nebraska Investment Finance Authority, Drinking
 Water System Revolving Fund, Callable 01/01/09
 @ 100
   4.500%, 01/01/10                                       115           121
   5.150%, 01/01/16                                       580           610
Omaha Public Power District, Series A, Callable
 02/01/10 @ 100
   5.000%, 02/01/17                                       655           696
   5.200%, 02/01/22                                       630           663
Omaha Public Power Electrical Systems
   6.200%, 02/01/17                                       210           258
                                                                 ----------
                                                                      6,622
                                                                 ----------
TOTAL REVENUE BONDS                                                  26,021
                                                                 ----------

                                       65

DESCRIPTION                                  PAR (000)/SHARES   VALUE (000)
--------------------------------------------------------------------------
GENERAL OBLIGATIONS - 15.3%
Dawson County School District, Callable 06/15/06
 @ 102
   5.100%, 12/15/16                               $      365    $      396
Douglas County School District #54, Ralston
 Public Schools, Callable 08/15/11 @ 100
   5.000%, 12/15/16                                      845           912
Lancaster County School District #1, Lincoln
 Public Schools, Callable 01/15/11 @ 100
   5.250%, 07/15/19                                      220           237
Lancaster County School District #1, Lincoln
 Public Schools, Callable 07/15/12 @ 100
   5.000%, 01/15/17                                      750           810
Omaha
   6.500%, 12/01/12                                      250           315
Omaha, Series A
   6.500%, 12/01/18                                      825         1,064
Omaha, Series B, Callable 12/01/03 @ 100
   5.250%, 12/01/25                                      500           512
Omaha-Douglas Public Building, Callable
 05/01/11 @ 100
   4.900%, 05/01/16                                      500           534
   5.100%, 05/01/20                                      300           319
                                                                ----------
TOTAL GENERAL OBLIGATIONS                                            5,099
                                                                ----------
CERTIFICATES OF PARTICIPATION - 4.0%
Western Nebraska Community College, Callable
 10/15/07 @ 100
   4.700%, 10/15/10                                      295           309
   4.800%, 10/15/11                                      195           204
   4.900%, 10/15/12                                      250           260
   5.000%, 10/15/13                                      300           312
   5.100%, 10/15/14                                      250           259
                                                                ----------
TOTAL CERTIFICATES OF PARTICIPATION                                  1,344
                                                                ----------
TOTAL MUNICIPAL BONDS
   (Cost $30,458)                                                   32,464
                                                                ----------
RELATED PARTY MONEY MARKET FUND - 1.1%
First American Tax Free Obligations Fund(A)          354,726           355
                                                                ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $355)                                                         355
                                                                ----------
TOTAL INVESTMENTS - 98.7%
   (Cost $30,813)                                                   32,819
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET - 1.3%                               415
                                                                ----------
TOTAL NET ASSETS - 100.0%                                       $   33,234
                                                                ----------

(A) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

AG - Asset Guaranty

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $1,046,100, which represents 3.1% of net assets.

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

RA - Radian

OHIO TAX FREE FUND

DESCRIPTION                                        PAR (000)    VALUE(000)
--------------------------------------------------------------------------
MUNICIPAL BONDS - 97.3%
REVENUE BONDS - 40.3%
EDUCATION - 3.0%
University of Cincinnati, Series A, Callable
 06/01/11 @ 101(FGIC)
   5.500%, 06/01/14                               $    1,000    $    1,153
                                                                ----------
HEALTHCARE - 4.2%
Erie County Hospital Facilities, Firelands
 Regional Medical Center, Series A, Callable
 08/15/12 @ 101
   5.500%, 08/15/22                                      500           515
Hamilton County Hospital Facilities, Children's
 Medical Center, Series F(FGIC)
   5.200%, 05/15/09                                    1,000         1,114
                                                                ----------
                                                                     1,629
                                                                ----------
HOUSING - 15.2%
Ohio Housing Financing Agency, Residential
 Mortgage, Series D, Callable 03/01/12
 @ 100(AMT)
   5.200%, 09/01/22                                    1,000         1,022
Ohio State Building Authority, State Facility,
 Administration Building Fund, Series A, Callable
 04/01/12 @ 100(FSA)
   5.500%, 04/01/16                                    1,000         1,143
   5.000%, 04/01/20                                    2,500         2,653
   5.000%, 04/01/22                                    1,000         1,046
                                                                ----------
                                                                     5,864
                                                                ----------
POLLUTION CONTROL - 3.4%
Ohio State Air Quality Development Authority,
 Environmental Improvement, Callable 11/01/11
 @ 101.50
   5.000%, 11/01/15                                      250           255
Ohio State Water Development Authority, Water
 Pollution Control, Callable 06/01/12 @ 100
   5.050%, 12/01/21                                    1,000         1,058
                                                                ----------
                                                                     1,313
                                                                ----------
TRANSPORTATION - 3.0%
Ohio State Turnpike Commission, Series A,
 Pre-refunded 02/15/06 @ 102(MBIA)
   5.700%, 02/15/13(A)                                 1,000         1,136
                                                                ----------
UTILITIES - 11.5%
Cincinnati Water System, Callable 06/01/11 @ 100
   5.000%, 12/01/20                                    1,000         1,057
Cleveland Waterworks, Series H, Pre-refunded
 01/01/06 @ 102(MBIA)
   5.750%, 01/01/16(A)                                 1,000         1,134
Montgomery County Water, Greater Moraine Beaver,
 Callable 11/15/12 @ 100(AMBAC)
   5.375%, 11/15/16                                    1,000         1,131
Ohio State Water Development Authority, Escrowed
 to Maturity, Callable 06/01/05 @ 102(AMBAC)
   5.800%, 12/01/11(B)                                 1,000         1,118
                                                                ----------
                                                                     4,440
                                                                ----------
TOTAL REVENUE BONDS                                                 15,535
                                                                ----------
GENERAL OBLIGATIONS - 57.0%
Cincinnati, Callable 12/01/11 @ 100
   5.000%, 12/01/16                                    1,000         1,085
   5.000%, 12/01/17                                    1,000         1,078
Greater Cleveland Regional Transportation
 Authority, Pre-refunded 12/01/06 @ 101(FGIC)
   5.650%, 12/01/16(A)                                 1,000         1,150

The accompanying notes are an integral part of the financial statements.

                                       66


DESCRIPTION                                            PAR (000)   VALUE (000)
------------------------------------------------------------------------------
Highland School District, School Improvement,
 Callable 12/01/11 @ 100(FSA)
   5.000%, 12/01/23                                   $    2,300    $    2,389
Northwest School District, School Improvement,
 Callable 12/01/12 @ 100(MBIA)
   5.000%, 12/01/22                                        1,000         1,047
Ohio State Common Schools, Series A, Callable
 03/15/12 @ 100
   5.125%, 09/15/22                                        2,000         2,112
Ohio State Higher Education, Series A, Callable
 02/01/11 @ 100
   5.000%, 02/01/19                                        1,000         1,057
Ohio State Higher Education, Series A, Callable
 02/01/12 @ 100
   5.000%, 08/01/22                                        1,000         1,046
Ohio State Higher Education, Series B, Callable
 11/01/11 @ 100
   5.000%, 11/01/15                                        1,000         1,095
   5.000%, 11/01/16                                        1,000         1,084
Ohio State Infrastructure Improvement, Series A
   5.500%, 02/01/20                                        1,000         1,167
Pickerington School District, School Facilities
 Construction & Improvement, Callable 12/01/11
 @ 100(FGIC)
   5.250%, 12/01/20                                        1,000         1,082
Solon, Callable 12/01/12 @ 100
   5.000%, 12/01/21                                        1,000         1,059
Springfield City School District, Callable
 12/01/11 @ 102(FGIC)
   5.200%, 12/01/23                                        1,000         1,067
Summit County, Series R(FGIC)
   5.500%, 12/01/21                                        1,000         1,159
Sylvania City School District, Pre-refunded 12/01/05
 @ 101(FGIC)
   5.800%, 12/01/15(A)                                     1,000         1,133
Van Wert City School District, School Improvement,
 Callable 12/01/12 @ 100(FGIC)
   5.000%, 12/01/20                                        1,035         1,102
Westerville City School District, Callable 06/01/11
 @ 100(MBIA)
   5.000%, 12/01/27                                        1,000         1,032
                                                                    ----------
TOTAL GENERAL OBLIGATIONS                                               21,944
                                                                    ----------
TOTAL MUNICIPAL BONDS
   (Cost $35,547)                                                       37,479
                                                                    ----------

DESCRIPTION                                           SHARES    VALUE (000)
--------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 1.3%

First American Ohio Tax Free Obligations Fund(C)     505,234    $      505
                                                                ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $505)                                                         505
                                                                ----------
TOTAL INVESTMENTS - 98.6%
   (Cost $36,052)                                                   37,984
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET - 1.4%                               553
                                                                ----------
TOTAL NET ASSETS - 100.0%                                       $   38,537
                                                                ----------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(C) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $1,022,380, which represents 2.7% of net assets.

FGIC - Financial Guaranty Insurance Corporation

FSA - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

OREGON INTERMEDIATE TAX FREE FUND

DESCRIPTION                                        PAR (000)   VALUE (000)
--------------------------------------------------------------------------
MUNICIPAL BONDS - 99.2%
REVENUE BONDS - 44.1%
BUILDING - 0.7%
Oregon State Fair & Exposition Center, Callable
 10/01/02 @ 102(RA)
   5.400%, 10/01/06                               $    1,010    $    1,033
                                                                ----------
EDUCATION - 5.6%
Multnomah County Educational Facilities,
 University of Portland, Callable 04/01/07
 @ 102(AMBAC)
   5.750%, 04/01/10                                    2,245         2,566
   5.700%, 04/01/15                                    1,000         1,075
Oregon State Facilities Authority, Northwest
 University, Series A, Callable 10/01/12 @ 101
   5.000%, 10/01/14(A)                                   555           569
Oregon State Health, Housing, Educational &
 Cultural Facilities Authority, George Fox
 University, Series A, Callable 03/01/07
 @ 102(BA)
   5.400%, 03/01/09                                      395           437
   5.450%, 03/01/10                                      415           456
Oregon State Health, Housing, Educational &
 Cultural Facilities Authority, Lewis & Clark
 College(MBIA)
   5.300%, 10/01/03                                      630           654
Oregon State Health, Housing, Educational &
 Cultural Facilities Authority, Reed College,
 Series A, Callable 07/01/06 @ 102
   5.375%, 07/01/15                                    2,000         2,131
Salem Educational Facilities, Williamette
 University
   5.500%, 04/01/04                                      500           529
Salem Educational Facilities, Williamette
 University, Callable 04/01/04 @ 101
   5.700%, 04/01/05                                      500           534
                                                                ----------
                                                                     8,951
                                                                ----------
HEALTHCARE - 6.2%
Clackamas County Health Facilities Authority,
 Adventist Health Systems, Series A, Callable
 10/01/02 @ 102(MBIA)
   5.900%, 03/01/03                                      885           901
Clackamas County Hospital Facilities Authority,
 Legacy Health Systems, Callable 08/15/09 @ 101
   5.250%, 02/15/11                                    2,000         2,207
   5.375%, 02/15/12                                    1,000         1,103
Clackamas County Hospital Facilities Authority,
 Mary's Woods, Series A, Callable 05/15/09 @ 102
   6.125%, 05/15/13                                    1,000         1,041
Douglas County Hospital Facilities Authority,
 Catholic Health, Series B(MBIA)
   5.500%, 11/15/04                                      505           545
Klamath Falls Intercommunity Hospital, Merle West
 Medical Center Project, Callable 09/01/12 @ 101
   5.700%, 09/01/13                                      800           852
Medford Hospital Facilities Authority, Asante
 Health Systems, Callable 08/15/08 @ 101(MBIA)
   5.250%, 08/15/11                                    1,000         1,103
   5.375%, 08/15/12                                    1,000         1,102
Salem Hospital Facilities Authority, Callable
 08/15/08 @ 101
   5.250%, 08/15/14                                    1,000         1,072
                                                                ----------
                                                                     9,926
                                                                ----------
HOUSING - 4.9%
Oregon State Housing & Community Services,
 Series A, Callable 07/01/03 @ 102
   4.900%, 07/01/05                               $    1,075    $    1,116
   5.750%, 07/01/12                                    2,490         2,559
Oregon State Housing & Community Services,
 Series A, Callable 07/01/04 @ 102
   6.400%, 07/01/18                                      715           752
Oregon State Housing & Community Services,
 Series A, Callable 07/01/06 @ 102
   6.000%, 07/01/16                                    1,015         1,088
Oregon State Housing & Community Services,
 Series E, Callable 01/01/10 @ 100(FHA)
   5.750%, 07/01/13                                      835           906
Portland Housing Authority, Riverwood Project,
 Pre-refunded 01/01/06 @ 100
   6.000%, 01/01/11(B)                                 1,170         1,312
                                                                ----------
                                                                     7,733
                                                                ----------
IMPROVEMENTS - 2.2%
Oregon State Department of Administrative Services
 Lottery, Series A, Callable 04/01/10 @ 100(FSA)
   5.000%, 04/01/12                                    1,050         1,163
Oregon State Department of Administrative
 Services Series B
   5.250%, 04/01/08                                    2,000         2,257
                                                                ----------
                                                                     3,420
                                                                ----------
MUNICIPAL BOND BANK - 0.3%
Oregon State Economic Development Department,
 Callable 10/01/02 @ 102
   4.850%, 01/01/04                                      515           527
                                                                ----------
POLLUTION CONTROL - 1.7%
Baker County Pollution Control, Ash Grove Cement
 West Project, Callable 01/01/03 @ 100(SBA)
   6.050%, 07/01/03                                      335           339
Port of St. Helens Pollution Control, Portland
 General Electric
   4.800%, 04/01/10                                    2,450         1,996
   4.800%, 06/01/10                                      400           326
                                                                ----------
                                                                     2,661
                                                                ----------
TAX REVENUE - 1.4%
Medford Urban Renewal Agency, Callable 01/01/13
 @ 101
   4.500%, 06/01/13                                    1,010         1,049
Portland Urban Renewal & Redevelopment,
 Convention Center, Series A, Callable 06/15/10
 @ 101(AMBAC)
   5.750%, 06/15/15                                    1,000         1,155
                                                                ----------
                                                                     2,204
                                                                ----------
TRANSPORTATION - 7.2%

Oregon State Department of Transportation,
 Highway User Tax, Callable 11/15/10 @ 100
   5.125%, 11/15/14                                    2,260         2,493
Oregon State Department of Transportation,
 Highway User Tax, Series A, Callable 11/15/12
 @ 100
   5.500%, 11/15/16                                    1,000         1,155
Oregon State Department of Transportation,
 Regional Light Rail Fund, Pre-refunded 06/01/04
 @ 102(MBIA)
   6.000%, 06/01/05(B)                                 2,000         2,185

The accompanying notes are an integral part of the financial statements.

                                       68

DESCRIPTION                                        PAR (000)   VALUE (000)
--------------------------------------------------------------------------
Port Morrow, Callable 06/01/05 @ 100
   6.250%, 06/01/15                               $    1,500    $    1,533
Port Portland Airport, Series 12-A, Callable
 01/01/09 @ 101(FGIC)
   5.250%, 07/01/11                                    1,165         1,293
   5.250%, 07/01/12                                    2,000         2,207
Tri-County Metropolitan Transportation District,
 Series 1(MGT)
   4.900%, 06/01/09                                      500           545
                                                                ----------
                                                                    11,411
                                                                ----------
UTILITIES - 13.9%
Clackamas County Service District #1, Callable
 10/01/06 @ 100
   6.200%, 10/01/09                                      700           810
Eugene Electric Utilities, Callable 08/01/06
 @ 100(FSA)
   5.375%, 08/01/11                                    1,195         1,316
Eugene Electric Utilities, Callable 08/01/07
 @ 100(FSA)
   5.000%, 08/01/11                                    1,305         1,426
Eugene Electric Utilities, Callable 08/01/08
 @ 100(FSA)
   4.800%, 08/01/13                                    1,190         1,284
Eugene Electric Utilities, Series B, Callable
 10/01/02 @ 100(MBIA)
   4.750%, 08/01/12                                      670           671
   4.900%, 08/01/14                                      475           476
Marion County Solid Waste & Electric, Ogden
 Martin System Project(AMBAC)
   5.500%, 10/01/06                                    1,400         1,576
Portland Sewer Systems, Series A, Callable
 06/01/07 @ 100(FGIC)
   5.000%, 06/01/09                                    2,250         2,462
   5.000%, 06/01/10                                    2,000         2,184
   5.000%, 06/01/15                                    1,000         1,071
Salem Water & Sewer(MBIA)
   6.000%, 06/01/06                                    1,135         1,290
Tualatin Valley Water District, Callable 06/01/08
 @ 100(FSA)
   5.000%, 06/01/12                                    1,000         1,093
Washington County Clean Water Services, Callable
 10/01/11 @ 100(FGIC)
   5.125%, 10/01/14                                    1,990         2,223
Washington County Unified Sewer Agency, Callable
 10/01/06 @ 101(FGIC)
   5.200%, 10/01/09                                    1,300         1,443
Washington County Unified Sewer Agency, Series 1
 (FGIC)
   5.750%, 10/01/08                                    1,000         1,165
Washington County Unified Sewer Agency, Series A
 (FGIC)
   5.750%, 10/01/11                                      500           598
Washington County Unified Sewer Agency, Series A,
 Zero Coupon Bond
   3.170%, 10/01/05(C)                                 1,150         1,083
                                                                ----------
                                                                    22,171
                                                                ----------
TOTAL REVENUE BONDS                                                 70,037
                                                                ----------
GENERAL OBLIGATIONS - 48.8%
Beaverton Limited Tax, Series B, Callable 04/01/03
 @ 100
   5.000%, 04/01/03                                      900           915
Chemeketa Community College District(FGIC)
   5.500%, 06/01/13                               $    2,170    $    2,547
Chemeketa Community College, Pre-refunded
 06/01/06 @ 100(FGIC)
   5.650%, 06/01/09(B)                                 1,000         1,126
Clackamas & Washington Counties Joint School
 District #3, Series A, Pre-refunded 10/01/02
 @ 101
   5.650%, 10/01/05(B)                                   235           237
Clackamas County Limited Tax Assessment,
 Callable 11/01/02 @ 100
   6.000%, 05/01/10                                    1,000         1,001
Clackamas County School District #7, Lake Oswego,
 Callable 06/01/11 @ 100
   5.500%, 06/01/12                                    1,240         1,440
Clackamas County School District #86, Canby,
 Callable 06/15/10 @ 100(SBG)
   5.500%, 06/15/15                                    1,835         2,066
Deschutes & Jefferson Counties School District #2,
 Callable 06/15/11 @ 100
   5.500%, 06/15/14                                    1,725         1,988
Deschutes County, Callable 12/01/12 @ 100(FSA)
   5.000%, 12/01/14                                    1,955         2,174
Deschutes County, Pre-refunded 12/01/06 @ 100
 (MBIA)
   5.250%, 12/01/09(B)                                 1,000         1,108
Eugene Public Safety Facilities, Callable
06/01/06
 @ 100(FGIC)
   5.700%, 06/01/16                                    1,295         1,434
Hood River County School District, Callable
 06/15/11 @ 100(SBG)
   5.250%, 06/15/16                                    1,030         1,140
Jackson County School District #549, Medford(SBG)
   5.000%, 06/15/12                                    2,000         2,268
Josephine County School District #7(FGIC)
   5.750%, 06/01/06                                    1,525         1,720
Lane County School District #4, Eugene(FGIC)
   5.000%, 07/01/11                                    1,785         2,024
Lane County School District #40, Creswell,
 Callable 06/15/10 @ 100(SBG)
   5.000%, 06/15/11                                    1,120         1,254
Lane County School District #52, Bethel,
 Pre-refunded 06/15/10 @ 100(SBG)
   5.350%, 06/15/11(B)                                 1,285         1,480
Lincoln County School District(FGIC)
   6.000%, 06/15/06                                    1,055         1,200
Linn Benton Community College District, Zero
 Coupon Bond(FGIC)(SBG)
   4.000%, 06/15/08(C)                                   985           829
   4.210%, 06/15/09(C)                                 1,000           804
Linn County Community School District, Callable
 06/15/13 @ 100(FGIC)(SBG)
   5.550%, 06/15/21                                    1,000         1,006
Marion & Polk Counties School District #7-J,
 Silverton, Callable 06/01/04 @ 101(FSA)
   5.600%, 06/01/06                                      860           922
McMinnville School District
   5.500%, 06/15/13                                    1,000         1,171
Metropolitan Open Space Program, Series A,
 Callable 09/01/03 @ 102
   5.000%, 09/01/04                                    1,025         1,077
Metropolitan, Washington Park Zoo, Series A
   6.000%, 01/15/05                                    1,215         1,332

                                       69

DESCRIPTION                                        PAR (000)   VALUE (000)
--------------------------------------------------------------------------
Metropolitan, Washington Park Zoo, Series A,
Callable 01/15/07 @ 100
   5.250%, 01/15/10                               $    1,000    $    1,098
Morrow County School District #1(MBIA)
   5.500%, 06/01/04                                      795           847
   5.500%, 06/01/05                                      835           916
Multnomah-Clackamas County School District #10,
 Gresham-Barlow, Callable 06/15/11
 @ 100(FSA)(SBG)
   5.500%, 06/15/13                                    1,780         2,063
Multnomah-Clackamas County School
 District #28-302, Centennial, Callable 06/15/11
 @ 100(FGIC)(SBG)
   5.500%, 06/15/14                                    1,715         1,976
Multnomah County, Series A, Callable 04/01/10
 @ 100
   5.000%, 04/01/11                                    1,000         1,117
   5.125%, 04/01/13                                    2,445         2,719
Multnomah County School District #3, Park Rose,
 Pre-refunded 12/01/05 @ 100(FGIC)
   5.600%, 12/01/07(B)                                   530           592
Multnomah County School District #7, Reynolds
 (AMBAC)
   5.500%, 06/01/06                                    1,000         1,119
Multnomah County School District #7, Reynolds,
 Callable 06/15/11 @ 100(SBG)
   5.625%, 06/15/15                                    1,000         1,157
Multnomah County School District #40
   5.250%, 06/01/04                                    1,000         1,060
Oregon State Alternative Energy, Private Act,
 Callable 07/01/04 @ 100
   5.300%, 07/01/05                                      900           954
Oregon State Board of Higher Education, Series A,
 Callable 08/01/09 @ 101
   5.500%, 08/01/15                                    1,255         1,419
Oregon State Pollution Control, Series A, Callable
 11/01/07 @ 100
   4.875%, 11/01/11                                      455           494
Polk, Marion & Benton Counties School
 District #13-J, Callable 12/01/04 @ 101(FGIC)
   5.500%, 12/01/05                                      570           620
Port Portland, Series A
   4.500%, 03/01/06                                    1,000         1,079
Portland Community College Services, Callable
 06/01/11 @ 100
   5.375%, 06/01/15                                    1,375         1,551
Portland Emergency Facilities, Series A, Callable
 06/01/09 @ 100
   5.000%, 06/01/12                                    1,060         1,166
Salem-Keizer School District #24-J, Callable
 06/01/08 @ 100(FSA)
   5.100%, 06/01/12                                    2,000         2,197
Salem-Keizer School District #24-J, Callable
 06/01/09 @ 100(SBG)
   5.250%, 06/01/12                                    1,000         1,115
Tri-County Metropolitan Transportation District,
 Light Rail Extension, Series A, Callable 07/01/09
 @ 101
   5.250%, 07/01/10                                    1,115         1,265
   5.250%, 07/01/12                                    1,000         1,125
Tualatin Hills Park & Recreation District(FGIC)
   5.750%, 03/01/13                                      870         1,037
Wasco County School District #12
   5.500%, 06/15/14                               $    1,080    $    1,268
Washington & Clackamas Counties School
 District #23-J, Tigard(FGIC)
   5.750%, 06/01/06                                    1,055         1,188
   5.250%, 06/01/11                                    1,335         1,534
Washington & Clackamas Counties School
 District #23-J, Tigard, Zero Coupon Bond
   5.281%, 06/15/14(C)                                 1,030           640
Washington County Criminal Justice Facilities,
 Pre-refunded 12/01/04 @ 100
   6.000%, 12/01/13(B)                                 1,000         1,094
Washington County, Criminal Justice Facilities,
 Pre-refunded 12/01/04 @ 100
   5.625%, 12/01/05(B)                                   850           923
Washington County School District #3, Hillsboro
 (MBIA)
   5.750%, 11/01/04                                      800           868
Washington County School District #48-J,
 Beaverton, Callable 08/01/08 @ 100
   5.250%, 08/01/10                                    2,000         2,226
Washington County School District #88, Sherwood,
 Callable 06/01/05 @ 100(FSA)
   5.700%, 06/01/06                                    1,000         1,092
Washington, Multnomah & Yamhill Counties School
 District #1-J
   5.000%, 11/01/14                                    1,000         1,132
Washington, Multnomah & Yamhill Counties School
 District #1-J, Callable 06/01/09 @ 100
   5.250%, 06/01/12                                    1,185         1,322
Wilsonville, Callable 06/01/08 @ 100
   5.000%, 12/01/10                                      540           580
Yamhill County School District #40, McMinnville
 (FGIC)
   6.000%, 06/01/08                                      600           702
                                                                ----------
TOTAL GENERAL OBLIGATIONS                                           77,518
                                                                ----------
CERTIFICATES OF PARTICIPATION - 6.3%
Multnomah County, Callable 07/01/03 @ 101
   5.100%, 07/01/04                                      925           958
Multnomah County, Callable 08/01/08 @ 101(MLO)
   4.750%, 08/01/11                                    2,200         2,392
Oregon State Department of Administrative
 Services, Series A(AMBAC)(MLO)
   5.500%, 05/01/07                                    1,000         1,134
Oregon State Department of Administrative
 Services, Series A, Callable 05/01/09 @ 101
 (AMBAC)(MLO)
   5.000%, 05/01/14                                    1,200         1,295
Oregon State Department of Administrative
 Services, Series A, Pre-refunded 11/01/05
 @ 101(MBIA)(MLO)
   5.000%, 11/01/06(B)                                 1,350         1,493
Oregon State Department of Administrative
 Services, Series B, Callable 11/01/07
 @ 101(AMBAC)(MLO)
   5.000%, 11/01/11                                      840           929
Oregon State Department of Administrative
 Services, Series C, Pre-refunded 05/01/06
 @ 101(MBIA)(MLO)
   5.750%, 05/01/07(B)                                 1,635         1,856
                                                                ----------
TOTAL CERTIFICATES OF PARTICIPATION                                 10,057
                                                                ----------

The accompanying notes are an integral part of the financial statements.

                                       70

DESCRIPTION                                                    VALUE (000)
--------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost $146,019)                                                 $  157,612
                                                                ----------
TOTAL INVESTMENTS - 99.2%
   (Cost $146,019)                                                 157,612
                                                                ----------
OTHER ASSETS AND LIABILITIES, NET - 0.8%                             1,346
                                                                ----------
TOTAL NET ASSETS - 100.0%                                       $  158,958
                                                                ----------

(A) On September 30, 2002, the total cost of investments purchased on a when-issued basis was $571,545.

(B) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(C)  The rate shown is the effective yield at the time of purchase.

AMBAC - American Municipal Bond Assurance Corporation

BA - Bank of America

FGIC - Guaranty Insurance Corporation

FHA - Federal Housing Authority

FSA - Financial Security Assurance

MBIA - Municipal Bond Insurance Association

MGT - Morgan Guaranty Trust

MLO - Municipal Lease Obligation

RA - Radian

SBA - Small Business Administration

SBG - School Board Guaranty

TAX FREE FUND

DESCRIPTION                                                 PAR (000)   VALUE (000)
------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.5%
ALABAMA - 0.5%
Bessemer, Callable 07/01/06 @ 102(AMBAC)(RB)
   5.750%, 07/01/16                                        $    2,500    $    2,815
                                                                         ----------
ALASKA - 2.3%
Alaska Energy Authority, Bradley Lake, Third Series
 (FSA)(RB)
   6.000%, 07/01/10                                             1,000         1,185
   6.000%, 07/01/11                                             4,040         4,850
Alaska State Housing Finance Corporation, Series A,
 Callable 12/01/05 @ 105(MBIA)(RB)
   5.700%, 12/01/11                                               505           532
Alaska State Housing Finance Corporation, Series A,
 Callable 06/01/07 @ 102(MBIA)(RB)
   5.900%, 12/01/19                                             1,000         1,057
Anchorage, Series B, Callable 07/01/12
 @ 100(GO)(MBIA)
   5.000%, 07/01/22                                             5,000         5,203
                                                                         ----------
                                                                             12,827
                                                                         ----------
ARIZONA - 1.4%
Arizona State Transportation Board, Callable 07/01/09
 @ 100(RB)
   6.000%, 07/01/12                                             4,580         5,347
Maricopa County Industrial Development Authority,
 Bay Club at Mesa Cove Project, Series A, Callable
 09/01/10 @ 103(MBIA)(RB)
   5.800%, 09/01/35                                             1,000         1,075
Salt River Project, Agricultural Improvement &
 Power District, Series B, Callable 01/01/13
 @ 100(RB)
   5.000%, 01/01/22                                               250           263
Scottsdale, Individual Development Authority,
 Scottsdale Heathcare, Callable 12/01/11
 @ 101(RB)
   5.800%, 12/01/31                                             1,000         1,033
                                                                         ----------
                                                                              7,718
                                                                         ----------
CALIFORNIA - 0.1%
California State, Callable 04/01/09 @ 101(GO)
   4.750%, 04/01/22                                               500           506
                                                                         ----------
COLORADO - 2.6%
Colorado State Educational & Cultural Facilities
 Authority, Bromley East Charter School Project,
 Callable 09/15/11 @ 100(RB)
   7.250%, 09/15/30                                             2,000         2,092
Colorado State Educational & Cultural Facilities
 Authority, Classical Academy Charter School
 Project, Callable 12/01/11 @ 100(RB)
   7.250%, 12/01/21                                             1,500         1,584
Colorado State Educational & Cultural Facilities
 Authority, National Cable Television Center
 (RB)(VRDO)
   1.700%, 10/01/06                                               765           765
Colorado State Health Facilities Authority, Parkview
 Medical Center, Callable 09/01/11 @ 100(RB)
   6.500%, 09/01/20                                             1,000         1,086
Colorado State Health Facilities Authority, Vail Valley
 Medical Center, Callable 01/15/12 @ 100(RB)
   5.800%, 01/15/27                                             1,500         1,547
Denver Health & Hospital Authority, Callable
 12/01/11 @ 100(RB)
   6.000%, 12/01/31                                               450           464

                                       71

DESCRIPTION                                                 PAR (000)   VALUE (000)
------------------------------------------------------------------------------------
The E-470 Public Highway Authority, Series B, Zero
Coupon Bond(MBIA)(RB)
   5.470%, 09/01/32(B)                                     $   10,000    $    2,185
Jefferson County, Rocky Mountain Butterfly Project
 (RB)(VRDO)
   1.700%, 06/01/10                                               425           425
La Junta Hospital, Arkansas Valley Medical Center
 Project, Callable 04/01/09 @ 101(RB)
   6.000%, 04/01/19                                             1,000         1,013
Montrose County Health Care, Pre-refunded
 11/01/02 @ 102(RB)
   8.250%, 11/01/19(A)                                          1,000         1,026
Northwest Parkway Public Highway Authority,
 Zero Coupon Bond(AMBAC)(RB)
   6.290%, 06/15/29(B)                                         10,000         2,136
                                                                         ----------
                                                                             14,323
                                                                         ----------
FLORIDA - 2.6%
Clay County Development Authority, Cargill Project,
 Callable 11/01/02 @ 102(RB)
   6.400%, 03/01/11                                               300           307
Florida State Department of Transportation, Callable
 07/01/06 @ 101(GO)
   5.250%, 07/01/17                                             5,525         5,967
Florida State Department of Transportation, Alligator
 Alley, Callable 07/01/07 @ 101(FGIC)(RB)
   5.125%, 07/01/13                                             1,280         1,413
Palm Beach County Health Facilities Authority, Boca
 Raton Community Hospital, Callable 12/01/11
 @ 101(RB)
   5.625%, 12/01/31                                             1,000         1,036
Palm Beach County, Park & Recreational Facilities,
 Callable 11/01/06 @ 102(FSA)(RB)
   5.250%, 11/01/16                                             5,000         5,540
                                                                         ----------
                                                                             14,263
                                                                         ----------
GEORGIA - 2.2%
Augusta Water & Sewer, Callable 10/01/12
 @ 100(FSA)(RB)
   5.375%, 10/01/20                                             2,300         2,531
   5.250%, 10/01/21                                             2,050         2,214
   5.250%, 10/01/22                                             1,000         1,073
Gainesville & Hall County Hospital Authority,
 Northeast Georgia Health Systems Inc. Project,
 Callable 05/15/11 @ 100(RB)
   5.500%, 05/15/31                                             5,000         5,065
Georgia Municipal Electric Authority Power,
 Series BB(MBIA)(RB)
   5.250%, 01/01/25                                             1,000         1,111
                                                                         ----------
                                                                             11,994
                                                                         ----------
HAWAII - 1.6%
Hawaii State, Series CN, Callable 03/01/07
 @ 102(FGIC)(GO)
   5.500%, 03/01/14                                             8,000         8,916
                                                                         ----------
ILLINOIS - 11.6%
Bolingbrook, Residential Mortgages, Escrowed to
 Maturity(FGIC)(RB)
   7.500%, 08/01/10(C)                                          1,080         1,324
Chicago, City Colleges, Zero Coupon Bond
 (FGIC)(GO)
   5.380%, 01/01/30(B)                                         10,000         2,508
Cook County, Series A(GO)(MBIA)
   6.250%, 11/15/12                                             9,090        11,231
Cook County Community School District #97, Oak
Park, Series B(FGIC)(GO)
   9.000%, 12/01/11                                        $    2,235    $    3,212
Illinois Health Facilities Authority, Advocate Health
 Care Network, Series A, Callable 08/15/07
 @ 102(MBIA)(RB)
   5.800%, 08/15/16                                             2,500         2,786
Illinois Health Facilities Authority, Condell Medical
 Center, Callable 05/15/12 @ 100(RB)
   5.500%, 05/15/32                                             2,500         2,493
Illinois Health Facilities Authority, Covenant
 Retirement Communities, Callable 12/01/11
 @ 101(RB)
   5.875%, 12/01/31                                             4,500         4,536
Illinois Health Facilities Authority, Loyola University
 Health System, Series A, Callable 07/01/11
 @ 100(RB)
   6.125%, 07/01/31                                             3,000         3,072
Illinois Health Facilities Authority, Lutheran Senior
 Ministries, Series A, Callable 08/15/11 @ 101(RB)
   7.375%, 08/15/31                                             1,000         1,023
Illinois State Development Finance Authority,
 Pollution Control, Series A, Pre-refunded 07/01/06
 @ 102(RB)
   7.375%, 07/01/21(A)                                            500           602
Illinois State Development Finance Authority, Waste
 Management Project(AMT)(RB)
   5.850%, 02/01/07                                             1,000         1,034
Illinois State Educational Facilities Authority,
 Augustana College, Callable 10/01/07 @ 100
 (CLE)(RB)
   5.875%, 10/01/17                                               500           551
Illinois State Educational Facilities Authority,
 Augustana College, Callable 10/01/08 @ 100(RB)
   5.250%, 10/01/18                                             1,000         1,012
Illinois State, Pre-refunded 02/01/05 @ 102(GO)
 (MBIA)
   6.100%, 02/01/17(A)                                          2,225         2,488
Illinois State, Pre-refunded 05/01/06 @ 102(GO)
 (MBIA)
   5.750%, 05/01/21(A)                                          1,410         1,545
Illinois State, Pre-refunded 02/01/07 @ 101(FGIC)
 (GO)
   5.250%, 02/01/13(A)                                          1,400         1,544
Illinois State Toll Highway Authority, Series A(RB)
   6.300%, 01/01/12                                             1,000         1,219
McHenry County, Community Unit School
 District #200, Woodstock, Series A, Pre-refunded
 01/01/08 @ 100(FSA)(GO)
   5.850%, 01/01/16(A)                                          2,400         2,708
Metropolitan Pier & Exposition Authority,
 McCormick Place, Illinois Dedicated State Tax,
 Class B, Zero Coupon Bond(MBIA)(RB)
   5.650%, 06/15/22(B)                                          5,000         2,496
Northern Illinois University, Auxiliary Facilities
 Systems, Partially Pre-refunded 04/01/07
 @ 100(FGIC)(RB)
   5.700%, 04/01/16(A)                                          1,000         1,112
Rock Island, Friendship Manor Project(RB)
   7.000%, 06/01/06                                               920           922
Rock Island, Friendship Manor Project, Callable
 06/01/03 @ 102(RB)
   7.200%, 06/01/13                                               400           404

The accompanying notes are an integral part of the financial statements.

                                       72

DESCRIPTION                                                 PAR (000)   VALUE (000)
------------------------------------------------------------------------------------
Rockford Multifamily Housing, Rivers Edge
 Apartments, Series A, Callable 01/20/08
 @ 102(AMT)(GNMA)(RB)
   5.875%, 01/20/38                                        $    1,215    $    1,249
Southern Illinois University, Housing & Auxiliary,
 Zero Coupon Bond, Series A(MBIA)(RB)
   5.500%, 04/01/20(B)                                          2,280           991
Springfield Electric, Callable 03/01/11 @ 101(RB)
   5.500%, 03/01/15                                             2,000         2,276
St. Clair County, Callable 10/01/09 @ 102(FGIC)(GO)
   6.000%, 10/01/11                                             2,020         2,402
Will County Forest Preservation District, Series A
 (FGIC)(GO)
   6.000%, 12/01/10                                             5,805         6,928
                                                                         ----------
                                                                             63,668
                                                                         ----------
INDIANA - 2.5%
Crown Point, Multi-School Building Corporation,
 First Mortgage(MBIA)(RB)
   7.875%, 01/15/06                                             2,630         3,093
Indiana State Educational Facilities Authority,
 St. Joseph's College Project, Callable 10/01/09
 @ 102(RB)
   7.000%, 10/01/29                                             1,000         1,062
Indiana State Municipal Power Agency, Power
 Supply, Series B(MBIA)(RB)
   6.000%, 01/01/11                                             1,000         1,190
   6.000%, 01/01/12                                             1,000         1,198
Indiana Transportation Finance Authority, Series A
 (AMBAC)(MLO)(RB)
   5.000%, 11/01/07                                             2,000         2,222
Indiana Transportation Finance Authority, Series A
 (AMBAC)(RB)
   5.750%, 06/01/12                                             3,185         3,777
Lake County Redevelopment Authority, Callable
 02/01/05 @ 102(MBIA)(MLO)(RB)
   6.500%, 02/01/16                                               800           892
                                                                         ----------
                                                                             13,434
                                                                         ----------
IOWA - 1.2%
Iowa Higher Education Loan Authority, Central
 College Project, Callable 10/01/11 @ 100(RA)(RB)
   5.500%, 10/01/31                                             1,500         1,597
Iowa Higher Education Loan Authority, St. Ambrose
 University(RB)(VRDO)
   1.700%, 10/01/09                                               800           800
Muscatine Electric, Escrowed to Maturity, Callable
 01/01/03 @ 100(RB)
   6.700%, 01/01/13(C)                                          1,000         1,198
Scott County, Ridgecrest Village Project, Series A,
 Callable 11/15/10 @ 101(RB)
   7.250%, 11/15/26                                             2,750         2,839
                                                                         ----------
                                                                              6,434
                                                                         ----------
KENTUCKY - 0.5%
Jefferson County Health Facilities, University
 Medical Center, Callable 07/01/07 @ 101
 (MBIA)(RB)
   5.500%, 07/01/17                                             2,500         2,757
                                                                         ----------
LOUISIANA - 1.4%
Baton Rouge Sales & Use Tax, Public Improvements,
 Series A, Callable 08/01/08 @ 101.50(FGIC)(RB)
   5.250%, 08/01/15                                             2,030         2,245
Jefferson Parish, Drain Sales Tax(AMBAC)(RB)
   5.000%, 11/01/11                                        $    1,000    $    1,129
Jefferson Parish, Home Mortgage Authority,
 Escrowed to Maturity, Callable 02/01/03
 @ 100(FGIC)(FHA)(RB)
   7.100%, 08/01/11(C)                                          1,000         1,279
Lafayette, Public Improvement Sales Tax, Series B
 (FGIC)(RB)
   7.000%, 03/01/08                                             1,000         1,206
Louisiana Public Facilities Authority, Tulane
 University of Louisiana, Series A-1, Callable
 11/15/07 @ 102(MBIA)(RB)
   5.100%, 11/15/14                                             1,500         1,651
                                                                         ----------
                                                                              7,510
                                                                         ----------
MASSACHUSETTS - 2.0%
Boston Industrial Development Financing Authority,
 Crosstown Center Project, Callable 09/01/12
 @ 102(AMT)(RB)
   6.500%, 09/01/35(D)                                          2,500         2,474
Massachusetts Bay Transportation Authority,
 Series A, Callable 03/01/07 @ 101(FGIC)(RB)
   5.000%, 03/01/12                                             5,795         6,340
Massachusetts Bay Transportation Authority,
 Series A, Callable 03/01/09 @ 101(FGIC)(RB)
   5.750%, 03/01/21                                             2,000         2,237
                                                                         ----------
                                                                             11,051
                                                                         ----------
MICHIGAN - 1.4%
Dearborn Economic Development Corporation,
 Oakwood Obligation Group, Series A, Callable
 11/15/05 @ 102(FGIC)(RB)
   5.750%, 11/15/15                                             2,450         2,741
Haslett Public School District, Pre-refunded
 05/01/07 @ 100(GO)(MBIA)
   5.700%, 05/01/16(A)                                          1,200         1,371
Lanse Creuse, Public Schools, Callable 05/01/07
 @ 100(AMBAC)(GO)
   5.250%, 05/01/16                                             1,000         1,087
Ypsilanti School District, Pre-refunded 05/01/07
 @ 100(FGIC)(GO)
   5.600%, 05/01/12(A)                                          2,000         2,276
                                                                         ----------
                                                                              7,475
                                                                         ----------
MINNESOTA - 8.5%
Austin Housing & Redevelopment Authority, Gerald
 Project Health Care Facilities, Callable 09/01/09
 @ 102(RB)
   6.625%, 09/01/29                                             1,000           957
Chaska Electric, Series A, Callable 10/01/10
 @ 100(RB)
   6.100%, 10/01/30                                             1,000         1,080
Cuyuna Range Hospital District, Series A, Callable
 06/01/07 @ 102(RB)
   6.000%, 06/01/29                                             1,000           978
Eden Prairie Multifamily Housing, Callable 01/20/08
 @ 102(GNMA)(RB)
   5.500%, 01/20/18                                               500           526
Fergus Falls Health Care Facilities Authority,
 Series A, Callable 11/01/04 @ 102(RB)
   7.000%, 11/01/19                                               500           502
Glencoe Health Care Services Facilities Project,
 Callable 04/01/11 @ 101(RB)
   7.500%, 04/01/31                                             1,000         1,044

                                       73

DESCRIPTION                                                  PAR (000)   VALUE (000)
------------------------------------------------------------------------------------
Glencoe Hospital Board, Pre-refunded 08/01/04
 @ 102(RB)
   6.750%, 04/01/16(A)                                     $      485    $      537
Golden Valley, Covenant Retirement Communities
 Inc., Callable 12/01/09 @ 101(RB)
   5.500%, 12/01/25                                             1,280         1,291
Hopkins Multifamily Housing, Renaissance Project,
 Callable 04/01/07 @ 102(RB)
   6.250%, 04/01/15                                               500           526
Lakeville Independent School District #194, Callable
 02/01/09 @ 100(GO)(MSDCEP)
   5.000%, 02/01/17                                             2,200         2,323
Lakeville Independent School District #194,
 Series A, Callable 02/01/13 @ 100(FGIC)(GO)
 (MSDCEP)
   5.000%, 02/01/22                                             2,430         2,548
Minneapolis & St. Paul Metropolitan Airports
 Commission, Series B, Callable 01/01/09
 @ 101(AMT)(FGIC)(RB)
   5.250%, 01/01/19                                             3,700         3,888
Minneapolis Healthcare System, Fairview Health
 Services, Series A, Callable 05/15/12 @ 101(RB)
   5.625%, 05/15/32                                             7,000         7,263
Minnesota Agriculture & Economic Development
 Board, Fairview Hospital, Series A(MBIA)(RB)
   5.000%, 11/15/03                                               695           722
Minnesota Agriculture & Economic Development
 Board, Health Care System, Series A, Callable
 11/15/10 @ 101(RB)
   6.375%, 11/15/29                                             3,000         3,257
Minnesota State, Callable 08/01/07 @ 100(GO)
   4.900%, 08/01/14                                             5,000         5,287
Minnesota State Housing Finance Agency, Single
 Family Housing(AMT)(RB)
   4.400%, 07/01/07                                             2,000         2,122
Minnesota State Housing Finance Agency, Single
 Family Mortgage, Callable 01/01/03 @ 102
 (AMT)(RB)
   6.500%, 01/01/26                                               310           317
New Hope Housing & Healthcare Facilities Authority,
 Masonic Home North Ridge, Callable 03/01/09
 @ 102(RB)
   5.750%, 03/01/15                                             2,000         1,948
Rochester Health Care Facilities Authority, Mayo
 Foundation, Series A, Callable 05/15/08
 @ 101(RB)
   5.375%, 11/15/18                                             5,000         5,339
Rochester Health Care Facilities Authority, Mayo
 Foundation, Series H, Callable 11/15/02
 @ 104(RB)
   10.318%, 11/15/15(E)                                         1,000         1,049
Roseville Housing Facilities Authority, Pre-refunded
 10/01/03 @ 102(RB)
   7.125%, 10/01/13(A)                                          1,000         1,074
St. Anthony Housing & Redevelopment Authority,
 Callable 05/20/06 @ 102(FHA)(GNMA)(RB)
   6.250%, 11/20/25                                             1,000         1,100
St. Paul Housing & Redevelopment Authority, Como
 Lake Project, Series B, Callable 10/01/02 @ 100
 (FHA)(RB)
   7.500%, 03/01/26                                               500           500
                                                                         ----------
                                                                             46,178
                                                                         ----------
MISSISSIPPI - 1.4%
Mississippi State, Series A, Pre-refunded 07/01/07
 @ 100(GO)
   5.125%, 07/01/14(A)                                     $    6,835    $    7,663
                                                                         ----------
MISSOURI - 1.1%
Cape Girardeau County Authority, Southeast
 Missouri Hospital, Callable 06/01/12 @ 100(RB)
   5.750%, 06/01/32                                             2,500         2,556
Kansas City Industrial Development Authority,
 Kingswood Retirement Facility, Series A, Callable
 11/15/08 @ 102(RB)
   5.375%, 11/15/09                                             2,445         2,352
St. Louis Industrial Development Authority,
 Convention Center Project, Series A, Callable
 12/15/10 @ 102(AMT)(RB)
   7.000%, 12/15/15                                             1,000         1,021
                                                                         ----------
                                                                              5,929
                                                                         ----------
NEBRASKA - 1.1%
Douglas County(GO)
   5.000%, 07/01/09                                             2,000         2,240
Douglas County School District #1, Series B,
 Callable 06/15/11 @ 100(GO)
   5.000%, 12/15/22                                             1,000         1,044
Hastings Electrical Systems, Callable 05/01/11
 @ 100(FSA)(RB)
   5.000%, 01/01/15                                             1,000         1,086
Lancaster County, Hospital Authority, Callable
 06/01/11 @ 100(AMBAC)(RB)
   5.125%, 06/01/26                                             1,000         1,037
Nebraska Educational Finance Authority,
 Concordia University Project, Callable 12/15/08
 @ 100(RB)
   5.250%, 12/15/15                                               500           515
                                                                         ----------
                                                                              5,922
                                                                         ----------
NEVADA - 4.8%
Carson City, Carson-Tahoe Hospital Project, Callable
 09/01/12 @ 101(RB)
   5.750%, 09/01/31                                            10,750        10,862
Clark County Flood Control, Series F, Callable
 11/01/08 @ 101(FGIC)(GO)
   5.000%, 11/01/12                                             6,460         7,151
Nevada State, Callable 05/15/08 @ 100(GO)
   5.000%, 05/15/15                                             6,745         7,222
Washoe County Water Facility, Sierra Pacific Power
 Company, Mandatory Put 05/01/03 @ 100(AMT)
 (RB)

   5.750%, 03/01/36                                             1,000           990
                                                                         ----------
                                                                             26,225
                                                                         ----------
NEW JERSEY - 2.5%
Camden County, Municipal Utilities Authority,
 Series C, Callable 07/15/08 @ 101(FGIC)(GO)
   5.100%, 07/15/12                                             5,000         5,544
New Jersey State Transportation System, Series A,
 Callable 06/15/08 @ 100(RB)
   5.000%, 06/15/14                                             7,500         8,037
                                                                         ----------
                                                                             13,581
                                                                         ----------
NEW YORK - 2.9%
New York, Series C, Callable 03/15/12 @ 100(GO)
   5.250%, 03/15/32                                            10,000        10,369

The accompanying notes are an integral part of the financial statements.

                                       74

DESCRIPTION                                                  PAR (000)   VALUE (000)
------------------------------------------------------------------------------------
New York State Thruway Authority, Series A,
 Callable 04/01/07 @ 102(AMBAC)(RB)
   5.250%, 04/01/14                                        $    5,000    $    5,545
                                                                         ----------
                                                                             15,914
                                                                         ----------
NORTH DAKOTA - 2.2%
Fargo, Callable 01/01/08 @ 100(MBIA)(RB)
   5.125%, 01/01/17                                             5,250         5,630
Fargo Health Systems, Meritcare Obligated Group,
 Series A, Callable 06/01/10 @ 101(FSA)(RB)
   5.600%, 06/01/21                                             2,000         2,174
Mercer County Pollution Control, Antelope Valley
 Station(AMBAC)(RB)
   7.200%, 06/30/13                                             3,300         4,234
                                                                         ----------
                                                                             12,038
                                                                         ----------
OHIO - 2.7%
Cincinnati Water System, Callable 06/01/11
 @ 100(RB)
   5.000%, 12/01/20                                               125           132
Cleveland Waterworks, Series H, Pre-refunded
 01/01/06 @ 102(MBIA)(RB)
   5.750%, 01/01/16(A)                                          1,460         1,656
Greater Cleveland Regional Transportation Authority,
 Pre-refunded 12/01/06 @ 101(FGIC)(GO)
   5.650%, 12/01/16(A)                                          2,500         2,876
Ohio State Air Quality Development Authority,
 Environmental Improvement, Callable 11/01/11
 @ 101.50(RB)
   5.000%, 11/01/15                                               750           765
Ohio State Building Authority, Administration Building
 Fund, Series A, Pre-refunded 10/01/04 @ 102
 (MBIA)(MLO)(RB)
   6.000%, 10/01/08(A)                                          1,000         1,106
   6.000%, 10/01/09(A)                                          1,225         1,355
Ohio State Higher Education, Series A, Callable
 02/01/11 @ 100(GO)
   5.000%, 02/01/19                                             1,095         1,158
Ohio State Higher Education, Series B, Callable
 11/01/11 @ 100(GO)
   5.000%, 11/01/15                                             1,250         1,368
   5.000%, 11/01/16                                             1,500         1,626
Ohio State Water Development Authority, Callable
 06/01/05 @ 101(MBIA)(RB)
   5.250%, 12/01/09                                             1,000         1,090
University of Cincinnati, Series A,
 Callable 06/01/11 @ 101(FGIC)(RB)
   5.500%, 06/01/14                                             1,325         1,527
                                                                         ----------
                                                                             14,659
                                                                         ----------
OKLAHOMA - 0.9%
Oklahoma Development Finance Authority,
 Inverness Village, Callable 02/01/12 @ 103(RB)
   8.000%, 02/01/32                                             4,750         4,749
                                                                         ----------
OREGON - 1.3%
Washington County Unified Sewer Agency, Series 1
 (FGIC)(RB)
   5.750%, 10/01/10                                             6,110         7,232
                                                                         ----------
PENNSYLVANIA - 1.8%
Bucks County Water & Sewer Authority, Callable
 12/01/06 @ 100(FGIC)(RB)
   5.550%, 12/01/17                                             1,000         1,113
Chester Upland School Authority, Series A,
Callable 09/01/07 @ 100(FSA)(RB)
   5.250%, 09/01/17                                        $    2,000    $    2,177
Pennsylvania State, Callable 03/15/07 @ 101.50
 (AMBAC)(GO)
   5.125%, 09/15/11                                             5,000         5,514
Pennsylvania State Higher Education Facilties
 Authority, University of Pennsylvania Health
 Services, Series A, Callable 07/01/08 @ 100
 (MBIA)(RB)
   5.250%, 01/01/12                                             1,000         1,109
                                                                         ----------
                                                                              9,913
                                                                         ----------
PUERTO RICO - 0.1%
Puerto Rico Public Improvements, Callable 07/01/10
 @ 100(GO)(MBIA)
   5.750%, 07/01/26                                               500           586
                                                                         ----------
RHODE ISLAND - 1.0%
Rhode Island State, Series A, Callable 08/01/07
 @ 101(GO)(MBIA)
   5.125%, 08/01/12                                             5,055         5,600
                                                                         ----------
SOUTH DAKOTA - 0.8%
South Dakota Economic Development Finance
 Authority, DTS Inc. Project, Series A, Callable
 04/01/09 @ 102(AMT)(RB)
   5.500%, 04/01/19                                             1,055         1,082
South Dakota Housing Development Authority,
 Series H, Callable 05/01/10 @ 100(FHA)(RB)
   5.900%, 05/01/28                                             2,000         2,117
South Dakota State Health & Educational Facilities
 Authority, Callable 07/01/06 @ 102(MBIA)(RB)
   6.000%, 07/01/14                                             1,000         1,111
                                                                         ----------
                                                                              4,310
                                                                         ----------
TENNESSEE - 3.3%
Jackson Water & Sewer, Escrowed to Maturity,
 Callable 10/01/02 @ 102.50(RB)
   6.300%, 07/01/11(C)                                          2,900         3,330
Johnson City Health & Educational Facilities
 Authority, Series A, Callable 07/01/12 @ 103(RB)
   7.500%, 07/01/33                                             2,000         2,168
Knox County Health Educational & Housing
 Facilities Board, Baptist Health Systems East,
 Callable 04/15/12 @ 101(RB)
   6.375%, 04/15/22                                             1,700         1,772
   6.500%, 04/15/31                                             1,700         1,774
Shelby County Health, Educational & Housing
 Facilities Board, Methodist Healthcare,
 Callable 09/01/12 @ 100(RB)
   6.500%, 09/01/21                                             3,000         3,189
Sullivan County Health, Educational & Housing
 Facilities Board, Wellmont Health Systems Project,
 Callable 09/01/12 @ 101(RB)
   6.250%, 09/01/32                                             5,500         5,662
                                                                         ----------
                                                                             17,895
                                                                         ----------
TEXAS - 13.2%
Abilene Health Facilities Development, Sears
 Methodist Retirement Project(RB)
   4.900%, 11/15/03                                               665           667
Abilene Health Facilities Development, Sears
 Methodist Retirement Project, Series A, Callable
 11/15/08 @ 101(RB)
   5.875%, 11/15/18                                             1,500         1,454

                                       75

DESCRIPTION                                                 PAR (000)   VALUE (000)
------------------------------------------------------------------------------------
Bexar County Housing Finance Authority, American
 Opportunity Housing, Series A, Callable 01/01/11
 @ 102(MBIA)(RB)
   5.800%, 01/01/31                                        $    2,000    $    2,105
Brazos River Harbor District, Dow Chemical,
 Series A-5, Mandatory Put 05/15/12 @ 100
 (AMT)(RB)
   5.700%, 05/15/33                                             2,500         2,616
Cypress-Fairbanks Independent School District,
 Callable 02/15/10 @ 100(GO)(PSF)(STAID)
   5.500%, 02/15/18                                             5,000         5,525
Fort Bend Independent School District, Pre-refunded
 02/15/05 @ 100(GO)(PSF)
   5.000%, 02/15/14(A)                                            500           565
Gregg County Health Facilities Development
 Corporation, Good Shepherd Health Systems,
 Series A, Callable 10/01/12 @ 100(RB)
   6.500%, 10/01/26                                             5,320         5,404
Harris County Health Facilities Development,
 Memorial Hospital Systems Project, Series A,
 Callable 06/01/07 @ 102(MBIA)(RB)
   5.500%, 06/01/17                                             8,000         8,693
   5.750%, 06/01/19                                             2,500         2,728
Laredo Independent School District(GO)(PSF)
   6.750%, 08/01/09                                             2,290         2,796
Nueces County Housing Financial Corporation,
 Dolphins Landing Apartments Project, Series A,
 Callable 07/01/10 @ 102(RB)
   6.875%, 07/01/30                                             1,860         1,907
Red River Authority Sewer & Solidwaste Disposal,
 Callable 02/01/12 @ 101(AMT)(RB)
   6.100%, 02/01/22                                             3,775         3,846
Remington Municipal Utility District #1, Series A,
 Callable 09/01/08 @ 100(GO)(RA)
   5.800%, 09/01/25                                             1,000         1,069
Sam Rayburn Municipal Power Agency, Callable
 10/01/12 @ 100(RA)(RB)   5.750%, 10/01/21                      3,800         4,163
San Antonio Independent School District, Callable
 08/15/08 @ 100(GO)(PSF)
   5.125%, 08/15/14                                             6,000         6,513
Spring Branch Independent School District, Callable
 02/01/10 @ 100(GO)(PSF)
   5.750%, 02/01/25                                             2,400         2,620
Tarrant County Housing Financial Corporation,
 Multifamily Housing, Fair Oaks, Callable 07/01/10
 @ 102(RB)
   6.750%, 07/01/20                                               500           527
   6.875%, 07/01/30                                             1,000         1,055
Texas Employment Community, Callable 01/15/03
 @ 101(COP)(MLO)(RB)
   8.200%, 02/01/03                                                35            36
   8.200%, 08/01/03                                                35            36
   8.250%, 08/01/04                                                40            41
   8.300%, 02/01/05                                                40            41
   8.300%, 08/01/05                                                45            46
   8.350%, 02/01/06                                                20            20
   8.350%, 08/01/06                                                50            51
   8.400%, 08/01/07                                                25            26
   8.450%, 08/01/08                                                55            56
Texas Employment Community, Emnora Lane
 Project(COP)(MLO)(RB)
   7.850%, 05/01/04                                                10            10
   7.850%, 11/01/04                                        $       25    $       25
   7.900%, 05/01/05                                                25            25
   7.900%, 11/01/05                                                25            25
   8.000%, 11/01/06                                                30            30
   8.050%, 05/01/07                                                20            20
Texas State, Water Development, Callable 08/01/06
 @ 100(GO)
   5.400%, 08/01/21                                             6,750         7,262
Texas Water Development Board, Series A, Callable
 07/15/06 @ 100(RB)
   5.500%, 07/15/10                                             2,500         2,769
University of Texas Permanent University Fund,
 Callable 07/01/08 @ 100(PUFG)(RB)
   5.000%, 07/01/14                                             7,060         7,588
                                                                         ----------
                                                                             72,360
                                                                         ----------
UTAH - 0.2%
Intermountain Power Agency, Utah Power Supply,
 Series A(AMBAC)(RB)
   6.500%, 07/01/11                                               365           451
Intermountain Power Agency, Utah Power Supply,
 Series A, Escrowed to Maturity(AMBAC)(RB)
   6.500%, 07/01/11(C)                                            635           793
                                                                         ----------
                                                                              1,244
                                                                         ----------
VIRGINIA - 0.2%
Arlington County Industrial Development Authority,
 Berkeley Apartments, Callable 12/01/10 @ 102
 (AMT)(FNMA)(RB)
   5.850%, 12/01/20                                             1,000         1,085
                                                                         ----------
WASHINGTON - 5.6%
Energy Northwest, Washington Wind Project,
 Callable 01/01/07 @ 103(RB)
   5.600%, 07/01/15                                             4,640         4,770
King County, Series F, Callable 12/01/07
 @ 100(GO)
   5.125%, 12/01/14                                             5,000         5,439
King County School District #415, Callable 12/01/07
 @ 100(GO)(MBIA)
   5.350%, 12/01/16                                             4,050         4,475
Snohomish County Public Utilities District #1,
 Escrowed to Maturity, Callable 10/01/02
 @ 102(RB)
   6.750%, 01/01/12(C)                                          1,000         1,216
Washington State, Series C, Callable 01/01/07
 @ 100(GO)
   5.500%, 01/01/17                                             4,190         4,595
Washington State Motor Vehicle Fuel Tax, Series D,
 Callable 01/01/07 @ 100(FGIC)(GO)
   5.375%, 01/01/22                                             8,000         8,299
Washington State Public Power Supply System,
 Nuclear Project #3, Series A, Callable 07/01/07
 @ 102(FSA)(RB)
   5.250%, 07/01/16                                             1,000         1,106
Washington State Public Power Supply System,
 Nuclear Project #3, Series B(RB)
   7.125%, 07/01/16                                               600           794
                                                                         ----------
                                                                             30,694
                                                                         ----------
WEST VIRGINIA - 0.2%
West Virginia State, Series D, Callable 11/01/16
 @ 102(FGIC)(GO)
   6.500%, 11/01/26                                             1,000         1,211
                                                                         ----------

The accompanying notes are an integral part of the financial statements.

                                       76

DESCRIPTION                                                 PAR (000)   VALUE (000)
------------------------------------------------------------------------------------
WISCONSIN - 4.1%
Amery, Apple River Hospital Project, Callable
 06/01/08 @ 100(RB)
   5.700%, 06/01/13                                        $    1,440    $    1,476
Wisconsin State, Series C, Pre-refunded 05/01/07
 @ 100(FGIC)(GO)
   5.500%, 05/01/10(A)                                          2,095         2,375
Wisconsin State Health & Educational Facilities
 Authority, Attic Angel Obligation Group, Callable
 11/15/08 @ 102(RB)
   5.750%, 11/15/27                                             1,000           872
Wisconsin State Health & Educational Facilities
 Authority, Aurora Health Care, Series A, Callable
 02/15/09 @ 101(RB)
   5.500%, 02/15/20                                             1,000           985
Wisconsin State Health & Educational Facilities
 Authority, Aurora Medical Group Inc. Project,
 Callable 05/15/06 @ 102(FSA)(RB)
   5.600%, 11/15/16                                             2,460         2,671
Wisconsin State Health & Educational Facilities
 Authority, Beloit Memorial Hospital, Callable
 07/01/03 @ 102(RB)
   5.800%, 07/01/09                                               555           572
Wisconsin State Health & Educational Facilities
 Authority, Franciscan Skemp Medical Center,
 Callable 11/15/05 @ 102(RB)
   6.125%, 11/15/15                                             1,000         1,070
Wisconsin State Health & Educational Facilities
 Authority, Marshfield Clinic, Series B, Callable
 02/15/12 @ 100(RB)
   6.000%, 02/15/25                                             3,500         3,550
Wisconsin State Health & Educational Facilities
 Authority, Meriter Hospital Inc., Callable 12/01/06
 @ 102(MBIA)(RB)
   6.000%, 12/01/17                                             2,000         2,225
Wisconsin State Health & Educational Facilities
 Authority, New Castle Place Project, Series A,
 Callable 12/01/11 @ 101(RB)
   7.000%, 12/01/31                                             2,000         2,005
Wisconsin State Health & Educational Facilities
 Authority, Wheaton Franciscan Services, Callable
 02/15/12 @ 100(RB)
   5.750%, 08/15/30                                             4,500         4,645
                                                                         ----------
                                                                             22,446
                                                                         ----------
WYOMING - 0.7%
Teton County Hospital District, St. John's Medical
 Center, Callable 06/01/12 @ 101(RB)
   6.750%, 12/01/22                                             2,100         2,126
   6.750%, 12/01/27                                             1,500         1,502
                                                                         ----------
                                                                              3,628
                                                                         ----------
TOTAL MUNICIPAL BONDS
   (Cost $475,276)                                                          516,753
                                                                         ----------

DESCRIPTION                                                    SHARES   VALUE (000)
------------------------------------------------------------------------------------
RELATED PARTY MONEY MARKET FUND - 4.5%
First American Tax Free Obligations Fund(F)                24,608,698    $   24,609
                                                                         ----------
TOTAL RELATED PARTY MONEY MARKET FUND
   (Cost $24,609)                                                            24,609
                                                                         ----------
TOTAL INVESTMENTS - 99.0%
   (Cost $499,885)                                                          541,362
                                                                         ----------
OTHER ASSETS AND LIABILITIES, NET - 1.0%                                      5,685
                                                                         ----------
TOTAL NET ASSETS - 100.0%                                                $  547,047
                                                                         ----------

(A) Pre-refunded issues are typically backed by U.S. Government obligations. These bonds mature at the call date and price indicated.

(B)  The rate shown is the effective yield at the time of purchase.

(C) Escrowed to Maturity issues are typically backed by U.S. Government obligations. If callable, these bonds may still be subject to call at the call date and price indicated.

(D) On September 30, 2002, the total cost of investments purchased on a when-issued basis was $2,466,400.

(E) Inverse Floating Rate Security - Security pays interest at rates that increase (decrease) in the same magnitude as, or in a multiple of, a decrease (increase) in the market rate paid.

(F) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Fund. See also the notes to the financial statements.

AMBAC - American Municipal Bond Assurance Corporation

AMT - Alternative Minimum Tax. As of September 30, 2002, the aggregate market value of securities subject to the AMT was $21,725,862, which represents 4.0% of net assets.

CLE - Connie Lee

COP - Certificate of Participation

FGIC - Financial Guaranty Insurance Corporation

FHA - Federal Housing Authority

FNMA - Federal National Mortgage Association

FSA - Financial Security Assurance

GNMA - Government National Mortgage Association

GO - General Obligation

MBIA - Municipal Bond Insurance Association

MLO - Municipal Lease Obligation

MSDCEP - Minnesota School District Credit Enhancement Program

PSF - Permanent School Fund

PUFG - Permanent University Fund Guarantee

RA - Radian

RB - Revenue Bond

STAID - State Aid Withholding

VRDO - Variable Rate Demand Obligation. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on September 30, 2002. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.

STATEMENTS OF ASSETS AND LIABILITIES .
SEPTEMBER 30, 2002, IN THOUSANDS, EXCEPT PER SHARE DATA

                                                                       CALIFORNIA                    COLORADO
                                                            ARIZONA  INTERMEDIATE    CALIFORNIA  INTERMEDIATE       COLORADO
                                                      TAX FREE FUND TAX FREE FUND TAX FREE FUND TAX FREE FUND  TAX FREE FUND
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                      $  25,739     $  49,507     $  25,601     $  62,559      $  32,145
Cash                                                             --            --            --             3             --
Dividends and interest receivable                               306           602           320           927            434
Receivable for investment securities sold                        --            --            --           620             --
Capital shares sold                                              90            17            --           188             12
Receivable from advisor                                          16            --            13            --              8
Prepaid expenses and other assets                                 3             2             2             3              3
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                 26,154        50,128        25,936        64,300         32,602
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                                   --            --            --            --             --
Payable for investment securities purchased                     147            --            --           617             --
Capital shares redeemed                                          13            15            --             2             --
Payable for co-administration and custodian fees                 12            30            12            37             14
Payable for distribution and shareholder servicing fees           3             1             2             2              6
Accrued expenses and other liabilities                           --            --            --            --             --
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                               175            46            14           658             20
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $  25,979     $  50,082     $  25,922     $  63,642      $  32,582
----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Portfolio capital                                         $  23,912     $  45,433     $  23,184     $  58,511      $  29,533
Undistributed (distributions in excess of)
 net investment income                                           17            12            35           158             45
Accumulated net realized gain (loss) on investments              67            94           159          (472)           (37)
Net unrealized appreciation of investments                    1,983         4,543         2,544         5,445          3,041
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $  25,979     $  50,082     $  25,922     $  63,642      $  32,582
----------------------------------------------------------------------------------------------------------------------------
* Investments in securities, at cost                      $  23,756     $  44,964     $  23,057     $  57,114      $  29,104
CLASS A:
Net assets                                                $  12,413     $   4,870     $  12,954     $  15,244      $  19,633
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                   1,088           451         1,114         1,371          1,686
Net asset value and redemption price per share            $   11.41     $   10.80     $   11.63     $   11.12      $   11.65
Maximum offering price per share(1)                       $   11.92     $   11.05     $   12.15     $   11.38      $   12.17
CLASS C:
Net assets                                                $   2,910            --     $   1,115            --      $   3,705
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                     255            --            96            --            318
Net asset value per share(2)                              $   11.40            --     $   11.64            --      $   11.63
Maximum offering price per share(1)                       $   11.52            --     $   11.76            --      $   11.75
CLASS Y:
Net assets                                                $  10,656     $  45,212     $  11,853     $  48,398      $   9,244
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                     934         4,182         1,019         4,360            792
Net asset value, offering price, and redemption
 price per share                                          $   11.41     $   10.81     $   11.63     $   11.10      $   11.67
----------------------------------------------------------------------------------------------------------------------------

                                       78

                                                                         MINNESOTA
                                                       INTERMEDIATE   INTERMEDIATE       MINNESOTA       MISSOURI      NEBRASKA
                                                      TAX FREE FUND  TAX FREE FUND   TAX FREE FUND  TAX FREE FUND TAX FREE FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                      $ 510,669      $ 268,830       $ 201,701      $ 166,754     $  32,819
Cash                                                             --             --              --             --            --
Dividends and interest receivable                             6,530          2,817           2,660          2,195           419
Receivable for investment securities sold                        --             --           4,000             --            --
Capital shares sold                                             507             87             150             50            --
Receivable from advisor                                          --             --              --             --             9
Prepaid expenses and other assets                                13              5               9              9             3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                517,719        271,739         208,520        169,008        33,250
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                                   --             --              --             --            --
Payable for investment securities purchased                   1,984             --           6,375             --            --
Capital shares redeemed                                          59             67              67             24            --
Payable for co-administration and custodian fees                239            158             101            117            15
Payable for distribution and shareholder servicing fee            6              2              28              5             1
Accrued expenses and other liabilities                            1              1               1              1            --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                             2,289            228           6,572            147            16
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $ 515,430      $ 271,511       $ 201,948      $ 168,861     $  33,234
----------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Portfolio capital                                         $ 479,320      $ 251,511       $ 188,729      $ 156,527     $  31,189
Undistributed (distributions in excess of)
 net investment income                                           (4)           449              --             --            14
Accumulated net realized gain (loss) on investments          (1,001)           339             456            859            25
Net unrealized appreciation of investments                   37,115         19,212          12,763         11,475         2,006
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $ 515,430      $ 271,511       $ 201,948      $ 168,861     $  33,234
----------------------------------------------------------------------------------------------------------------------------
* Investments in securities, at cost                      $ 473,554      $ 249,618       $ 188,938      $ 155,279     $  30,813
CLASS A:
Net assets                                                $  29,838      $  19,914       $ 135,607      $  26,496     $   4,904
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                   2,636          1,896          11,902          2,124           459
Net asset value and redemption price per share            $   11.32      $   10.51       $   11.39      $   12.47     $   10.70
Maximum offering price per share(1)                       $   11.58      $   10.75       $   11.90      $   13.02     $   11.17
CLASS C:
Net assets                                                       --             --       $  11,703      $      21     $     982
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                      --             --           1,030              2            92
Net asset value per share(2)                                     --             --       $   11.36      $   12.46     $   10.63
Maximum offering price per share(1)                              --             --       $   11.47      $   12.59     $   10.74
CLASS Y:
Net assets                                                $ 485,592      $ 251,597       $  54,638      $ 142,344     $  27,348
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                  42,969         24,044           4,800         11,407         2,557
Net asset value, offering price, and redemption
 price per share                                          $   11.30      $   10.46       $   11.38      $   12.48     $   10.69
-------------------------------------------------------------------------------------------------------------------------------

                                                                              OREGON
                                                                OHIO    INTERMEDIATE
                                                       TAX FREE FUND   TAX FREE FUND   TAX FREE FUND
----------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*                       $  37,984       $ 157,612       $ 541,362
Cash                                                              --              --              --
Dividends and interest receivable                                559           2,322           7,203
Receivable for investment securities sold                         --           2,448              --
Capital shares sold                                                5              --           1,421
Receivable from advisor                                            4              --              --
Prepaid expenses and other assets                                 --               4              14
----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                  38,552         162,386         550,000
----------------------------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                                    --              22              --
Payable for investment securities purchased                       --           3,017           2,480
Capital shares redeemed                                           --             296             134
Payable for co-administration and custodian fees                  14              91             324
Payable for distribution and shareholder servicing fees           --               1              12
Accrued expenses and other liabilities                             1               1               3
----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 15           3,428           2,953
----------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  38,537       $ 158,958       $ 547,047
----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Portfolio capital                                          $  36,605       $ 147,134       $ 499,149
Undistributed (distributions in excess of)
 net investment income                                            --              58             427
Accumulated net realized gain (loss) on investments               --             173           5,994
Net unrealized appreciation of investments                     1,932          11,593          41,477
----------------------------------------------------------------------------------------------------
NET ASSETS                                                 $  38,537       $ 158,958       $ 547,047
----------------------------------------------------------------------------------------------------
* Investments in securities, at cost                       $  36,052       $ 146,019       $ 499,885
CLASS A:
Net assets                                                 $     453       $   7,030       $  43,708
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                       43             670           3,820
Net asset value and redemption price per share             $   10.58       $   10.49       $   11.44
Maximum offering price per share(1)                        $   11.05       $   10.73       $   11.95
CLASS C:
Net assets                                                 $       1              --       $   6,199
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                       --(3)           --             544
Net asset value per share(2)                               $   10.57              --       $   11.40
Maximum offering price per share(1)                        $   10.68              --       $   11.52
CLASS Y:
Net assets                                                 $  38,083       $ 151,928       $ 497,140
Shares issued and outstanding
 ($0.0001 par value-- 2 billion authorized)                    3,602          14,482          43,418
Net asset value, offering price, and redemption
 price per share                                           $   10.57       $   10.49       $   11.45
----------------------------------------------------------------------------------------------------

(1) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge. For a description of front-end sales charges, see the notes to financial statements.

(2) Class C has a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(3)  Less than 500 shares.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, IN THOUSANDS

                                                                          CALIFORNIA                        COLORADO
                                                             ARIZONA    INTERMEDIATE      CALIFORNIA    INTERMEDIATE       COLORADO
                                                       TAX FREE FUND   TAX FREE FUND   TAX FREE FUND   TAX FREE FUND  TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                    $  1,111        $  2,309        $  1,343        $  3,110       $  1,465
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                        1,111           2,309           1,343           3,110          1,465
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                         108             238             134             293            144
Co-administration fees and expenses (including per
 account transfer agency fees)                                   117             172             140             192            142
Custodian fees                                                     2               5               3               6              3
Directors' fees                                                   --               1              --               1             --
Registration fees                                                 12               6               4              10             10
Printing                                                           1               1               1               2              1
Professional fees                                                 --               1               1               1              1
Other                                                              1               2               2               1              2
Distribution and shareholder servicing fees - Class A             29              10              42              30             51
Distribution and shareholder servicing fees - Class C             27              --               8              --             25
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                   297             436             335             536            379
-----------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers                                               (144)            (97)           (155)           (108)          (168)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                               153             339             180             428            211
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                          958           1,970           1,163           2,682          1,254
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS - NET:
Net realized gain (loss) on investments                           78             179             159             113            (37)
Net change in unrealized appreciation or depreciation
 of investments                                                  846           1,625             975           1,672          1,598
-----------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                          924           1,804           1,134           1,785          1,561
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  1,882        $  3,774        $  2,297        $  4,467       $  2,815
-----------------------------------------------------------------------------------------------------------------------------------

                                       80

                                                                           MINNESOTA
                                                        INTERMEDIATE    INTERMEDIATE       MINNESOTA        MISSOURI       NEBRASKA
                                                       TAX FREE FUND   TAX FREE FUND   TAX FREE FUND   TAX FREE FUND  TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest                                                    $ 23,343        $ 13,484        $  9,630        $  7,755       $  1,420
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       23,343          13,484           9,630           7,755          1,420
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                       2,462           1,319             931             812            150
Co-administration fees and expenses (including per
 account transfer agency fees)                                 1,257             694             561             463            137
Custodian fees                                                    49              27              19              16              4
Directors' fees                                                    8               3               3               3             --
Registration fees                                                 54              10              29              33             15
Printing                                                          12               5               3               4              1
Professional fees                                                  7               6               6               3              2
Other                                                              8               4               4               4              1
Distribution and shareholder servicing fees - Class A             61              39             314              58             13
Distribution and shareholder servicing fees - Class C             --              --              94              --              6
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                 3,918           2,107           1,964           1,396            329
-----------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers                                               (435)           (237)           (285)           (180)          (163)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                             3,483           1,870           1,679           1,216            166
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                       19,860          11,614           7,951           6,539          1,254
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS - NET:
Net realized gain (loss) on investments                        1,115             664             483           1,082             44
Net change in unrealized appreciation or depreciation
 of investments                                               17,459           6,657           5,644           5,188          1,520
-----------------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                       18,574           7,321           6,127           6,270          1,564
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 38,434        $ 18,935        $ 14,078        $ 12,809       $  2,818
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 OREGON
                                                                   OHIO    INTERMEDIATE
                                                       TAX FREE FUND(1)   TAX FREE FUND   TAX FREE FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                       $    601        $  7,523        $ 28,075
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                             601           7,523          28,075
-------------------------------------------------------------------------------------------------------
EXPENSES:

Investment advisory fees                                             70             784           2,712
Co-administration fees and expenses (including per
 account transfer agency fees)                                       64             428           1,339
Custodian fees                                                        2              18              54
Directors' fees                                                      --               2              10
Registration fees                                                     1               9              34
Printing                                                              1               4              11
Professional fees                                                    --               6              15
Other                                                                 1               3               7
Distribution and shareholder servicing fees - Class A                --              17             119
Distribution and shareholder servicing fees - Class C                --              --              54
-------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                      139           1,271           4,355
-------------------------------------------------------------------------------------------------------
Less: Fee waivers                                                   (69)           (166)           (386)
-------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                   70           1,105           3,969
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                             531           6,418          24,106
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS - NET:
Net realized gain (loss) on investments                              17             568           7,874
Net change in unrealized appreciation or depreciation
 of investments                                                   1,932           4,230          13,206
-------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                           1,949           4,798          21,080
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $  2,480        $ 11,216        $ 45,186
-------------------------------------------------------------------------------------------------------

(1) Commenced operations on April 30, 2002.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS IN THOUSANDS

                                                                                                                      CALIFORNIA
                                                                                               ARIZONA              INTERMEDIATE
                                                                                         TAX FREE FUND             TAX FREE FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                              10/01/01        10/01/00      10/01/01    10/01/00
                                                                                    TO              TO            TO          TO
                                                                              09/30/02        09/30/01      09/30/02    09/30/01
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income - net                                                       $    958        $    971      $  1,970    $  1,973
Net realized gain (loss) on investments                                             78              26           179         100
Net change in unrealized appreciation or depreciation of investments               846             862         1,625       1,653
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             1,882           1,859         3,774       3,726
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class A                                                                        (520)           (709)         (173)       (109)
   Class C                                                                        (107)            (31)           --          --
   Class Y                                                                        (334)           (211)       (1,803)     (1,865)
Net realized gain on investments:
   Class A                                                                         (20)             --            --          --
   Class C                                                                          (4)             --            --          --
   Class Y                                                                         (10)             --            --          --
Return of capital:
   Class A                                                                          --              --            --          --
   Class Y                                                                          --              --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (995)           (951)       (1,976)     (1,974)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):

Class A:
   Proceeds from sales                                                           3,094           6,492         1,679       1,139
   Reinvestment of distributions                                                   509             672           125          77
   Payments for redemptions                                                     (5,594)         (3,586)         (504)       (264)
   Shares issued in connection with the acquisition of Fund net assets              --              --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                     (1,991)          3,578         1,300         952
--------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                           1,205           2,331            --          --
   Reinvestment of distributions                                                   108              31            --          --
   Payments for redemptions                                                       (522)           (404)           --          --
--------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                                   791           1,958            --          --
--------------------------------------------------------------------------------------------------------------------------------
Class Y:
   Proceeds from sales                                                           5,213           3,140         5,825       4,093
   Reinvestment of distributions                                                     7               2             8
   Payments for redemptions                                                       (724)           (150)       (5,888)     (5,364)
   Shares issued in connection with the acquisition of Fund net assets              --              --            --          --
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                      4,496           2,992           (55)     (1,271)
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                3,296           8,528         1,245        (319)
--------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          4,183           9,436         3,043       1,433
NET ASSETS AT BEGINNING OF PERIOD                                               21,796          12,360        47,039      45,606
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                   $ 25,979        $ 21,796      $ 50,082    $ 47,039
--------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                      $     17        $     20      $     12    $     18
--------------------------------------------------------------------------------------------------------------------------------

(1) See note 4 in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

                                       82

                                                                                                                      COLORADO
                                                                                        CALIFORNIA                INTERMEDIATE
                                                                                     TAX FREE FUND               TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                           10/01/01       10/01/00     10/01/01       10/01/00
                                                                                 TO             TO           TO             TO
                                                                           09/30/02       09/30/01     09/30/02       09/30/01
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income - net                                                   $   1,163      $   1,271    $   2,682      $   2,534
Net realized gain (loss) on investments                                         159            121          113            133
Net change in unrealized appreciation or depreciation of investments            975          1,080        1,672          2,494
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          2,297          2,472        4,467          5,161
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class A                                                                     (705)          (848)        (512)          (235)
   Class C                                                                      (29)           (12)          --             --
   Class Y                                                                     (421)          (387)      (2,072)        (2,243)
Net realized gain on investments:
   Class A                                                                      (84)            --           --             --
   Class C                                                                       (3)            --           --             --
   Class Y                                                                      (33)            --           --             --
Return of capital:
   Class A                                                                       --             --           --             --
   Class Y                                                                       --             --           --             --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (1,275)        (1,247)      (2,584)        (2,478)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):

Class A:
   Proceeds from sales                                                        1,655         17,326       11,043          7,104
   Reinvestment of distributions                                                698            800          338            132
   Payments for redemptions                                                  (8,044)        (6,861)      (4,889)        (2,616)
   Shares issued in connection with the acquisition of Fund net assets           --             --           --             --
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                  (5,691)        11,265        6,492          4,620
------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                        1,180            793           --             --
   Reinvestment of distributions                                                 32             12           --             --
   Payments for redemptions                                                    (789)          (211)          --             --
------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                                423            594           --             --
------------------------------------------------------------------------------------------------------------------------------
Class Y:
   Proceeds from sales                                                        5,495          5,257       12,937          3,484
   Reinvestment of distributions                                                 12             --           --              2
   Payments for redemptions                                                    (851)        (3,658)     (13,897)       (10,932)
   Shares issued in connection with the acquisition of Fund net assets           --             --           --             --
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                   4,656          1,599         (960)        (7,446)
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              (612)        13,458        5,532         (2,826)
------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                         410         14,683        7,415           (143)
NET ASSETS AT BEGINNING OF PERIOD                                            25,512         10,829       56,227         56,370
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $  25,922      $  25,512    $  63,642      $  56,227
------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                  $      35      $      27    $     158      $      60
------------------------------------------------------------------------------------------------------------------------------

                                                                                           COLORADO                INTERMEDIATE
                                                                                      TAX FREE FUND               TAX FREE FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                           10/01/01        10/01/00     10/01/01       10/01/00
                                                                                 TO              TO           TO             TO
                                                                           09/30/02        09/30/01     09/30/02       09/30/01
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income - net                                                   $   1,254       $   1,019    $  19,860      $  15,899
Net realized gain (loss) on investments                                         (37)             16        1,115          1,392
Net change in unrealized appreciation or depreciation of investments          1,598           1,122       17,459         14,494
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          2,815           2,157       38,434         31,785
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class A                                                                     (866)           (834)        (952)          (460)
   Class C                                                                      (98)            (35)          --             --
   Class Y                                                                     (279)           (123)     (19,122)       (15,224)
Net realized gain on investments:
   Class A                                                                      (12)             (3)          --             --
   Class C                                                                       (1)             --           --             --
   Class Y                                                                       (3)             (1)          --             --
Return of capital:
   Class A                                                                       --              --          (67)            --
   Class Y                                                                       --              --       (1,095)            --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (1,259)           (996)     (21,236)       (15,684)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):

Class A:
   Proceeds from sales                                                        2,520          14,844       12,166          9,958
   Reinvestment of distributions                                                770             789          750            299
   Payments for redemptions                                                  (5,216)         (4,136)      (7,229)        (7,953)
   Shares issued in connection with the acquisition of Fund net assets           --              --           --         11,447
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                  (1,926)         11,497        5,687         13,751
-------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                        2,026           1,477           --             --
   Reinvestment of distributions                                                 93              35           --             --
   Payments for redemptions                                                    (277)             --           --             --
-------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                              1,842           1,512           --             --
-------------------------------------------------------------------------------------------------------------------------------
Class Y:
   Proceeds from sales                                                        8,424             789      115,817         31,706
   Reinvestment of distributions                                                  6               2        1,823            931
   Payments for redemptions                                                  (1,491)         (1,444)    (107,074)       (97,911)
   Shares issued in connection with the acquisition of Fund net assets           --              --           --        133,128
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                   6,939            (653)      10,566         67,854
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions             6,855          12,356       16,253         81,605
-------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       8,411          13,517       33,451         97,706
NET ASSETS AT BEGINNING OF PERIOD                                            24,171          10,654      481,979        384,273
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $  32,582       $  24,171    $ 515,430      $ 481,979
-------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                  $      45       $      34    $      (4)     $     210
-------------------------------------------------------------------------------------------------------------------------------

                                                                                             MINNESOTA
                                                                                          INTERMEDIATE
                                                                                         TAX FREE FUND
------------------------------------------------------------------------------------------------------
                                                                              10/01/01        10/01/00
                                                                                    TO              TO
                                                                              09/30/02        09/30/01
------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income - net                                                      $  11,614       $  11,353
Net realized gain (loss) on investments                                            664             256
Net change in unrealized appreciation or depreciation of investments             6,657          10,274
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            18,935          21,883
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class A                                                                        (642)           (520)
   Class C                                                                          --              --
   Class Y                                                                     (10,528)        (10,857)
Net realized gain on investments:
   Class A                                                                          --              --
   Class C                                                                          --              --
   Class Y                                                                          --              --
Return of capital:
   Class A                                                                          --              --
   Class Y                                                                          --              --
------------------------------------------------------------------------------------------------------
Total distributions                                                            (11,170)        (11,377)
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):

Class A:
   Proceeds from sales                                                           8,163           2,453
   Reinvestment of distributions                                                   390             340
   Payments for redemptions                                                     (1,625)         (3,355)
   Shares issued in connection with the acquisition of Fund net assets              --              --
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                      6,928            (562)
------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                              --              --
   Reinvestment of distributions                                                    --              --
   Payments for redemptions                                                         --              --
------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                                    --              --
------------------------------------------------------------------------------------------------------
Class Y:
   Proceeds from sales                                                          27,781          35,957
   Reinvestment of distributions                                                   275             260
   Payments for redemptions                                                    (39,585)        (34,636)
   Shares issued in connection with the acquisition of Fund net assets              --              --
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                    (11,529)          1,581
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions               (4,601)          1,019
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                          3,164          11,525
NET ASSETS AT BEGINNING OF PERIOD                                              268,347         256,822
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                                  $ 271,511       $ 268,347
------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                                     $     449       $       5
------------------------------------------------------------------------------------------------------

                                                                                   MINNESOTA                               MISSOURI
                                                                               TAX FREE FUND                          TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    10/01/01        10/01/00    10/01/01   11/01/00        12/01/99
                                                                          TO              TO          TO         TO              TO
                                                                    09/30/02        09/30/01    09/30/02   09/30/01        10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income - net                                            $   7,951       $   7,522   $   6,539  $   6,263       $   6,093
Net realized gain (loss) on investments                                  483             709       1,082        407              56
Net change in unrealized appreciation or depreciation
 of investments                                                        5,644           5,387       5,188      6,026           2,814
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  14,078          13,618      12,809     12,696           8,963
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class A                                                            (5,320)         (5,094)       (917)      (779)           (852)
   Class B                                                                --              --          --        (53)           (109)
   Class C                                                              (364)           (164)         --         --              --
   Class S                                                                --              --          --         --              --
   Class Y                                                            (2,297)         (2,465)     (5,848)    (5,219)         (5,109)
In excess of investment income - net:
   Class A                                                                --              --          --         --              --
   Class Y                                                                --              --          --         --              --
Net realized gain on investments:
   Class A                                                              (152)             --         (73)        (8)             (1)
   Class B                                                                --              --          --         (1)             --
   Class C                                                                (9)             --          --         --              --
   Class Y                                                               (65)             --        (472)       (50)             (7)
Return of capital:
   Class Y                                                                --              --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (8,207)         (7,723)     (7,310)    (6,110)         (6,078)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(2):
Class A:
   Proceeds from sales                                                41,019          22,563       4,237      3,530             775
   Reinvestment of distributions                                       5,167           4,803         592        469             544
   Payments for redemptions                                          (21,731)        (18,064)     (1,773)    (2,214)         (3,066)
   Shares issued in connection with the acquisition of Fund
    net assets                                                            --              --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions           24,455           9,302       3,056      1,785          (1,747)
-----------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                    --              --          --        120             109
   Reinvestment of distributions                                          --              --          --         32              72
   Payments for redemptions                                               --              --          --     (2,902)         (1,065)
   Shares issued in connection with the acquisition of Fund
    net assets                                                            --              --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Class B transactions                          --              --          --     (2,750)           (884)
-----------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                 5,653           4,811          21         --              --
   Reinvestment of distributions                                         352             139          --         --              --
   Payments for redemptions                                           (1,035)           (695)         --         --              --
   Shares issued in connection with the acquisition of Fund
    net assets                                                            --              --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                       4,970           4,255          21         --              --
-----------------------------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                    --              --          --         16              --
   Payments for redemptions                                               --              --          --        (16)             --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions               --              --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
Class Y (3):
   Proceeds from sales                                                13,298          11,518      33,932     18,418          41,873
   Reinvestment of distributions                                         300             371         227        159             328
   Payments for redemptions                                           (9,666)         (5,513)    (26,162)   (21,370)        (29,598)
   Shares issued in connection with the acquisition of Fund
    net assets                                                            --              --          --         --              --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions            3,932           6,376       7,997     (2,793)         12,603
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                         33,357          19,933      11,074     (3,758)          9,972
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               39,228          25,828      16,573      2,828          12,857
NET ASSETS AT BEGINNING OF PERIOD                                    162,720         136,892     152,288    149,460         136,603
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                        $ 201,948       $ 162,720   $ 168,861  $ 152,288       $ 149,460
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
 AT END OF PERIOD                                                  $      --       $      49   $      --  $     203       $      (9)
-----------------------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) See note 4 in Notes to Financial Statements for additional information.
(3) On September 24, 2001, the Institutional Class of Missouri Tax Free Fund and
    Tax Free Fund was redesignated as Class Y.

The accompanying notes are an integral part of the financial statements.

                                       84

                                                                                                                            OREGON
                                                                                NEBRASKA           OHIO               INTERMEDIATE
                                                                           TAX FREE FUND  TAX FREE FUND              TAX FREE FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                 10/01/01   02/28/01 (1)   04/30/02 (1)   10/01/01        10/01/00
                                                                       TO             TO             TO         TO              TO
                                                                 09/30/02       09/30/01       09/30/02   09/30/02        09/30/01
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income - net                                         $   1,254      $     583      $     531  $   6,418       $   6,821
Net realized gain (loss) on investments                                44            (19)            17        568             557
Net change in unrealized appreciation or depreciation of
 investments                                                        1,520            486          1,932      4,230           6,439
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                2,818          1,050          2,480     11,216          13,817
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class A                                                           (203)          (105)            (3)      (267)           (208)
   Class B                                                             --             --             --         --              --
   Class C                                                            (21)            (2)            --         --              --
   Class S                                                             --             --             --         --              --
   Class Y                                                         (1,016)          (476)          (545)    (6,184)         (6,602)
In excess of investment income - net:
   Class A                                                             --             --             --         --              --
   Class Y                                                             --             --             --         --              --
Net realized gain on investments:
   Class A                                                             --             --             --         --              --
   Class B                                                             --             --             --         --              --
   Class C                                                             --             --             --         --              --
   Class Y                                                             --             --             --         --              --
Return of capital:
   Class Y                                                             --             --             (5)        --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (1,240)          (583)          (553)    (6,451)         (6,810)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(2):
Class A:
   Proceeds from sales                                                720          5,119            435      4,716           2,249
   Reinvestment of distributions                                      129             84              3        147              73
   Payments for redemptions                                        (1,271)          (209)            --     (3,525)           (362)
   Shares issued in connection with the acquisition of Fund
    net assets                                                         --             --             --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions          (422)         4,994            438      1,338           1,960
----------------------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                 --             --             --         --              --
   Reinvestment of distributions                                       --             --             --         --              --
   Payments for redemptions                                            --             --             --         --              --
   Shares issued in connection with the acquisition of Fund
    net assets                                                         --             --             --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Class B transactions                       --             --             --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                711            223              1         --              --
   Reinvestment of distributions                                       20              2             --         --              --
   Payments for redemptions                                           (18)            --             --         --              --
   Shares issued in connection with the acquisition of Fund
    net assets                                                         --             --             --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                      713            225              1         --              --
----------------------------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                 --             --             --         --              --
   Payments for redemptions                                            --             --             --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions            --             --             --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Class Y (3):
   Proceeds from sales                                              6,896         23,636         40,931     12,607          12,823
   Reinvestment of distributions                                       29             --             71        299             325
   Payments for redemptions                                        (3,319)        (1,563)        (4,831)   (19,479)        (26,114)
   Shares issued in connection with the acquisition of Fund
    net assets                                                         --             --             --         --              --
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions         3,606         22,073         36,171     (6,573)        (12,966)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
 transactions                                                       3,897         27,292         36,610     (5,235)        (11,006)
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             5,475         27,759         38,537       (470)         (3,999)
NET ASSETS AT BEGINNING OF PERIOD                                  27,759             --             --    159,428         163,427
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $  33,234      $  27,759      $  38,537  $ 158,958       $ 159,428
----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
 INCOME AT END OF PERIOD                                        $      14      $      --      $      --  $      58       $      91
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                         TAX FREE FUND
----------------------------------------------------------------------------------------------------------------------
                                                                            10/01/01         11/01/00         12/01/99
                                                                                  TO               TO               TO
                                                                            09/30/02         09/30/01         10/31/00
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income - net                                                   $   24,106        $  16,100        $  11,254
Net realized gain (loss) on investments                                        7,874              395           (1,499)
Net change in unrealized appreciation or depreciation of investments          13,206           17,631            9,127
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          45,186           34,126           18,882
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class A                                                                    (1,862)            (134)             (60)
   Class B                                                                        --              (13)             (22)
   Class C                                                                      (212)              --               --
   Class S                                                                        --               (1)              --
   Class Y                                                                   (22,023)         (15,476)         (11,172)
In excess of investment income - net:
   Class A                                                                        --               --               (1)
   Class Y                                                                        --               --             (182)
Net realized gain on investments:
   Class A                                                                        --               --               --
   Class B                                                                        --               --               --
   Class C                                                                        --               --               --
   Class Y                                                                        --               --               --
Return of capital:
   Class Y                                                                        --               --               --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (24,097)         (15,624)         (11,437)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(2):
Class A:
   Proceeds from sales                                                         7,678           18,924              187
   Reinvestment of distributions                                               1,655               86               26
   Payments for redemptions                                                  (16,023)         (16,521)            (312)
   Shares issued in connection with the acquisition of Fund net assets            --          195,501               --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class A transactions                   (6,690)         197,990              (99)
----------------------------------------------------------------------------------------------------------------------
Class B:
   Proceeds from sales                                                            --              297                1
   Reinvestment of distributions                                                  --               11               17
   Payments for redemptions                                                       --           (1,081)            (133)
   Shares issued in connection with the acquisition of Fund net assets            --              101               --
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from Class B transactions                                  --             (672)            (115)
----------------------------------------------------------------------------------------------------------------------
Class C:
   Proceeds from sales                                                         1,459               72               --
   Reinvestment of distributions                                                 205               --               --
   Payments for redemptions                                                     (201)              --               --
   Shares issued in connection with the acquisition of Fund net assets            --            4,411               --
----------------------------------------------------------------------------------------------------------------------
Increase in net assets from Class C transactions                               1,463            4,483               --
----------------------------------------------------------------------------------------------------------------------
Class S:
   Proceeds from sales                                                            --              160               --
   Payments for redemptions                                                       --             (160)              --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class S transactions                       --               --               --
----------------------------------------------------------------------------------------------------------------------
Class Y (3):
   Proceeds from sales                                                        77,354           44,165           19,905
   Reinvestment of distributions                                                 903              446               32
   Payments for redemptions                                                 (101,695)         (54,902)        (100,354)
   Shares issued in connection with the acquisition of Fund net assets            --           88,628               --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class Y transactions                  (23,438)          78,337          (80,417)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions            (28,665)         280,138          (80,631)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                       (7,576)         298,640          (73,186)
NET ASSETS AT BEGINNING OF PERIOD                                            554,623          255,983          329,169
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                               $  547,047        $ 554,623        $ 255,983
----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
 AT END OF PERIOD                                                         $      427        $     418        $      --
----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                                                        REALIZED AND
                                           NET ASSET                      UNREALIZED        DIVIDENDS
                                               VALUE            NET         GAINS OR         FROM NET      DISTRIBUTIONS
                                           BEGINNING     INVESTMENT      (LOSSES) ON       INVESTMENT       FROM CAPITAL
                                           OF PERIOD         INCOME      INVESTMENTS           INCOME              GAINS
------------------------------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
Class A
  2002                                       $ 10.99         $ 0.48           $ 0.44          $ (0.48)           $ (0.02)
  2001                                         10.45           0.55             0.53            (0.54)                --
  2000(1)                                      10.00           0.36             0.45            (0.36)                --
Class C
  2002                                       $ 10.98         $ 0.44           $ 0.44          $ (0.44)           $ (0.02)
  2001                                         10.44           0.53             0.51            (0.50)                --
  2000(1)                                      10.00           0.34             0.44            (0.34)                --
Class Y
  2002                                       $ 10.99         $ 0.51           $ 0.44          $ (0.51)           $ (0.02)
  2001                                         10.45           0.57             0.53            (0.56)                --
  2000(1)                                      10.00           0.37             0.45            (0.37)                --
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
Class A
  2002                                       $ 10.41         $ 0.42           $ 0.39          $ (0.42)           $    --
  2001                                         10.02           0.44             0.39            (0.44)                --
  2000                                          9.89           0.43             0.13            (0.43)                --
  1999                                         10.37           0.42            (0.46)           (0.41)             (0.03)
  1998                                         10.04           0.43             0.33            (0.43)                --
Class Y
  2002                                       $ 10.43         $ 0.43           $ 0.38          $ (0.43)           $    --
  2001                                         10.04           0.44             0.39            (0.44)                --
  2000                                          9.89           0.43             0.15            (0.43)                --
  1999                                         10.36           0.42            (0.45)           (0.41)             (0.03)
  1998                                         10.03           0.43             0.33            (0.43)                --
------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND
Class A
  2002                                       $ 11.17         $ 0.48           $ 0.50          $ (0.47)           $ (0.05)
  2001                                         10.66           0.52             0.50            (0.51)                --
  2000(1)                                      10.00           0.35             0.66            (0.35)                --
Class C
  2002                                       $ 11.18         $ 0.42           $ 0.52          $ (0.43)           $ (0.05)
  2001                                         10.66           0.47             0.51            (0.46)                --
  2000(1)                                      10.00           0.32             0.66            (0.32)                --
Class Y
  2002                                       $ 11.17         $ 0.49           $ 0.52          $ (0.50)           $ (0.05)
  2001                                         10.66           0.54             0.50            (0.53)                --
  2000(1)                                      10.00           0.37             0.65            (0.36)                --
------------------------------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
Class A
  2002                                       $ 10.79         $ 0.47           $ 0.32          $ (0.46)           $    --
  2001                                         10.28           0.46             0.52            (0.47)                --
  2000                                         10.32           0.48            (0.04)           (0.48)                --
  1999                                         10.89           0.46            (0.55)           (0.46)             (0.02)
  1998                                         10.61           0.47             0.30            (0.47)             (0.02)
Class Y
  2002                                       $ 10.76         $ 0.49           $ 0.33          $ (0.48)           $    --
  2001                                         10.26           0.48             0.49            (0.47)                --
  2000                                         10.29           0.48            (0.03)           (0.48)                --
  1999                                         10.88           0.46            (0.57)           (0.46)             (0.02)
  1998                                         10.61           0.47             0.29            (0.47)             (0.02)
------------------------------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
Class A
  2002                                       $ 11.09         $ 0.48           $ 0.56          $ (0.47)           $ (0.01)
  2001                                         10.42           0.54             0.66            (0.53)                --
  2000(1)                                      10.00           0.35             0.42            (0.35)                --
Class C
  2002                                       $ 11.08         $ 0.44           $ 0.56          $ (0.44)           $ (0.01)
  2001                                         10.41           0.49             0.67            (0.49)                --
  2000(1)                                      10.00           0.34             0.41            (0.34)                --
Class Y
  2002                                       $ 11.10         $ 0.48           $ 0.60          $ (0.50)           $ (0.01)
  2001                                         10.43           0.58             0.64            (0.55)                --
  2000(1)                                      10.00           0.37             0.42            (0.36)                --
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                       86

                                                                                                              RATIO OF NET
                                                 NET ASSET                                      RATIO OF        INVESTMENT
                                                     VALUE                   NET ASSETS      EXPENSES TO            INCOME
                                                    END OF         TOTAL         END OF          AVERAGE        TO AVERAGE
                                                    PERIOD     RETURN(2)    PERIOD(000)       NET ASSETS        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
Class A
  2002                                             $ 11.41          8.69%      $ 12,413             0.75%             4.40%
  2001                                               10.99         10.50         13,971             0.25              5.10
  2000(1)                                            10.45          8.21          9,668             0.25              5.31
Class C
  2002                                             $ 11.40          8.28%      $  2,910             1.15%             4.00%
  2001                                               10.98         10.15          2,003             0.65              4.66
  2000(1)                                            10.44          7.88             22             0.65              4.95
Class Y
  2002                                             $ 11.41          8.95%      $ 10,656             0.50%             4.64%
  2001                                               10.99         10.76          5,822             0.00              5.33
  2000(1)                                            10.45          8.36          2,670             0.00              5.53
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
Class A
  2002                                             $ 10.80          8.01%      $  4,870             0.85%             4.01%
  2001                                               10.41          8.41          3,392             0.70              4.25
  2000                                               10.02          5.84          2,344             0.70              4.35
  1999                                                9.89         (0.40)         2,042             0.70              4.19
  1998                                               10.37          7.80             82             0.70              4.22
Class Y
  2002                                             $ 10.81          8.05%      $ 45,212             0.70%             4.16%
  2001                                               10.43          8.39         43,647             0.70              4.26
  2000                                               10.04          6.05         43,262             0.70              4.36
  1999                                                9.89         (0.30)        41,469             0.70              4.11
  1998                                               10.36          7.80         37,275             0.70              4.27
--------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND
Class A
  2002                                             $ 11.63          9.10%      $ 12,954             0.75%             4.26%
  2001                                               11.17          9.73         18,139             0.25              4.75
  2000(1)                                            10.66         10.23          6,029             0.25              5.20
Class C
  2002                                             $ 11.64          8.69%      $  1,115             1.15%             3.86%
  2001                                               11.18          9.42            647             0.65              4.38
  2000(1)                                            10.66          9.95             34             0.65              5.12
Class Y
  2002                                             $ 11.63          9.36%      $ 11,853             0.50%             4.51%
  2001                                               11.17          9.99          6,726             0.00              5.00
  2000(1)                                            10.66         10.38          4,766             0.00              5.42
--------------------------------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
Class A
  2002                                             $ 11.12          7.56%      $ 15,244             0.85%             4.48%
  2001                                               10.79          9.75          8,320             0.70              4.55
  2000                                               10.28          4.40          3,485             0.70              4.66
  1999                                               10.32         (0.88)         4,733             0.70              4.32
  1998                                               10.89          7.43          4,301             0.70              4.43
Class Y
  2002                                             $ 11.10          7.83%      $ 48,398             0.70%             4.60%
  2001                                               10.76          9.67         47,907             0.70              4.58
  2000                                               10.26          4.51         52,885             0.70              4.66
  1999                                               10.29         (1.07)        57,236             0.70              4.31
  1998                                               10.88          7.33         59,631             0.70              4.43
--------------------------------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
Class A
  2002                                             $ 11.65          9.72%      $ 19,633             0.75%             4.32%
  2001                                               11.09         11.78         20,550             0.25              5.03
  2000(1)                                            10.42          7.80          8,068             0.25              5.28
Class C
  2002                                             $ 11.63          9.23%      $  3,705             1.15%             3.95%
  2001                                               11.08         11.41          1,698             0.65              4.61
  2000(1)                                            10.41          7.52            156             0.65              4.92
Class Y
  2002                                             $ 11.67         10.07%      $  9,244             0.50%             4.59%
  2001                                               11.10         12.02          1,923             0.00              5.32
  2000(1)                                            10.43          8.05          2,430             0.00              5.47
--------------------------------------------------------------------------------------------------------------------------

                                                     RATIO OF           RATIO OF NET
                                                  EXPENSES TO             INVESTMENT
                                                      AVERAGE                 INCOME
                                                   NET ASSETS         TO AVERAGE NET       PORTFOLIO
                                                   (EXCLUDING      ASSETS (EXCLUDING        TURNOVER
                                                     WAIVERS)               WAIVERS)            RATE
----------------------------------------------------------------------------------------------------
ARIZONA TAX FREE FUND
Class A
  2002                                                   1.37%                  3.78%             30%
  2001                                                   1.45                   3.90              19
  2000(1)                                                1.80                   3.76              27
Class C
  2002                                                   2.12%                  3.03%             30%
  2001                                                   1.84                   3.47              19
  2000(1)                                                2.72                   2.88              27
Class Y
  2002                                                   1.12%                  4.02%             30%
  2001                                                   1.19                   4.14              19
  2000(1)                                                1.53                   4.00              27
----------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND
Class A
  2002                                                   1.14%                  3.72%             23%
  2001                                                   1.21                   3.74              12
  2000                                                   1.18                   3.87              23
  1999                                                   1.17                   3.72               9
  1998                                                   1.21                   3.71              22
Class Y
  2002                                                   0.89%                  3.97%             23%
  2001                                                   0.96                   4.00              12
  2000                                                   0.93                   4.13              23
  1999                                                   0.92                   3.89               9
  1998                                                   0.96                   4.01              22
----------------------------------------------------------------------------------------------------
CALIFORNIA TAX FREE FUND
Class A
  2002                                                   1.31%                  3.70%             33%
  2001                                                   1.35                   3.65              19
  2000(1)                                                1.85                   3.60              12
Class C
  2002                                                   2.06%                  2.95%             33%
  2001                                                   1.75                   3.28              19
  2000(1)                                                2.25                   3.52              12
Class Y
  2002                                                   1.06%                  3.95%             33%
  2001                                                   1.10                   3.90              19
  2000(1)                                                1.59                   3.83              12
----------------------------------------------------------------------------------------------------
COLORADO INTERMEDIATE TAX FREE FUND
Class A
  2002                                                   1.11%                  4.22%             15%
  2001                                                   1.34                   3.91              24
  2000                                                   1.25                   4.11              42
  1999                                                   1.15                   3.87              33
  1998                                                   1.17                   3.96              19
Class Y
  2002                                                   0.86%                  4.44%             15%
  2001                                                   1.09                   4.19              24
  2000                                                   1.00                   4.36              42
  1999                                                   0.90                   4.11              33
  1998                                                   0.92                   4.21              19
----------------------------------------------------------------------------------------------------
COLORADO TAX FREE FUND
Class A
  2002                                                   1.30%                  3.77%             22%
  2001                                                   1.42                   3.86              23
  2000(1)                                                1.80                   3.73              36
Class C
  2002                                                   2.05%                  3.05%             22%
  2001                                                   1.82                   3.44              23
  2000(1)                                                2.58                   2.99              36
Class Y
  2002                                                   1.05%                  4.04%             22%
  2001                                                   1.18                   4.14              23
  2000(1)                                                1.53                   3.94              36
----------------------------------------------------------------------------------------------------

(1) Commenced operations on February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.
(2) Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                                   REALIZED AND
                                          NET ASSET                  UNREALIZED      DIVIDENDS
                                              VALUE          NET       GAINS OR       FROM NET      DISTRIBUTIONS
                                          BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT       FROM CAPITAL      RETURN OF
                                          OF PERIOD       INCOME    INVESTMENTS         INCOME              GAINS        CAPITAL
--------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
Class A
  2002                                      $ 10.95       $ 0.43        $  0.40        $ (0.43)           $    --        $ (0.03)
  2001                                        10.48         0.48           0.46          (0.47)                --             --
  2000                                        10.45         0.48           0.04          (0.49)                --             --
  1999                                        11.05         0.46          (0.55)         (0.46)             (0.05)            --
  1998                                        10.84         0.47           0.27          (0.47)             (0.06)            --
Class Y
  2002                                      $ 10.93       $ 0.44        $  0.40        $ (0.44)           $    --        $ (0.03)
  2001                                        10.46         0.48           0.46          (0.47)                --             --
  2000                                        10.43         0.48           0.04          (0.49)                --             --
  1999                                        11.03         0.46          (0.55)         (0.46)             (0.05)            --
  1998                                        10.82         0.47           0.27          (0.47)             (0.06)            --
--------------------------------------------------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
Class A
  2002                                      $ 10.21       $ 0.43        $  0.29        $ (0.42)           $    --        $    --
  2001                                         9.80         0.44           0.41          (0.44)                --             --
  2000                                         9.79         0.45           0.02          (0.45)             (0.01)            --
  1999                                        10.29         0.43          (0.47)         (0.43)             (0.03)            --
  1998                                        10.09         0.43           0.24          (0.43)             (0.04)            --
Class Y
  2002                                      $ 10.17       $ 0.45        $  0.27        $ (0.43)           $    --        $    --
  2001                                         9.76         0.44           0.41          (0.44)                --             --
  2000                                         9.76         0.45           0.01          (0.45)             (0.01)            --
  1999                                        10.26         0.43          (0.47)         (0.43)             (0.03)            --
  1998                                        10.06         0.43           0.24          (0.43)             (0.04)            --
--------------------------------------------------------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND(1)
Class A
  2002                                      $ 11.06       $ 0.47        $  0.34        $ (0.47)           $ (0.01)       $    --
  2001                                        10.64         0.53           0.43          (0.54)                --             --
  2000                                        10.70         0.55          (0.06)         (0.55)                --             --
  1999                                        11.46         0.55          (0.69)         (0.56)             (0.06)            --
  1998                                        11.15         0.57           0.36          (0.56)             (0.06)            --
Class C
  2002                                      $ 11.04       $ 0.43        $  0.33        $ (0.43)           $ (0.01)       $    --
  2001                                        10.62         0.49           0.43          (0.50)                --             --
  2000                                        10.69         0.53          (0.09)         (0.51)                --             --
  1999(2)                                     11.38         0.37          (0.71)         (0.35)                --             --
Class Y
  2002                                      $ 11.05       $ 0.49        $  0.35        $ (0.50)           $ (0.01)       $    --
  2001                                        10.63         0.55           0.44          (0.57)                --             --
  2000                                        10.69         0.58          (0.07)         (0.57)                --             --
  1999                                        11.45         0.58          (0.69)         (0.59)             (0.06)            --
  1998                                        11.14         0.60           0.36          (0.59)             (0.06)            --
--------------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                       88

                                                                                                      RATIO OF NET
                                           NET ASSET                                  RATIO OF          INVESTMENT
                                               VALUE                 NET ASSETS    EXPENSES TO              INCOME
                                              END OF       TOTAL         END OF        AVERAGE          TO AVERAGE
                                              PERIOD   RETURN(3)    PERIOD(000)     NET ASSETS          NET ASSETS
------------------------------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
Class A
  2002                                       $ 11.32        7.78%     $  29,838           0.85%               3.87%
  2001                                         10.95        9.19         23,236           0.70                4.43
  2000                                         10.48        5.10          8,994           0.70                4.61
  1999                                         10.45       (0.78)        10,713           0.70                4.31
  1998                                         11.05        7.04          9,196           0.70                4.31
Class Y
  2002                                       $ 11.30        7.95%     $ 485,592           0.70%               4.04%
  2001                                         10.93        9.21        458,743           0.70                4.43
  2000                                         10.46        5.11        375,279           0.70                4.62
  1999                                         10.43       (0.79)       442,464           0.70                4.31
  1998                                         11.03        7.05        460,714           0.70                4.32
------------------------------------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
Class A
  2002                                       $ 10.51        7.23%     $  19,914           0.85%               4.27%
  2001                                         10.21        8.85         12,408           0.70                4.38
  2000                                          9.80        4.94         12,469           0.70                4.59
  1999                                          9.79       (0.43)        14,629           0.70                4.30
  1998                                         10.29        6.80         10,330           0.70                4.30
Class Y
  2002                                       $ 10.46        7.31%     $ 251,597           0.70%               4.41%
  2001                                         10.17        8.89        255,939           0.70                4.38
  2000                                          9.76        5.04        244,353           0.70                4.59
  1999                                          9.76       (0.44)       279,776           0.70                4.28
  1998                                         10.26        6.82        317,598           0.70                4.30
------------------------------------------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND(1)
Class A
  2002                                       $ 11.39        7.23%     $ 135,607           0.95%               4.22%
  2001                                         11.06        9.24        107,260           0.95                4.84
  2000                                         10.64        4.75         93,995           0.95                5.22
  1999                                         10.70       (1.31)       108,116           0.95                4.98
  1998                                         11.46        8.85        118,937           0.95                5.05
Class C
  2002                                       $ 11.36        7.10%     $  11,703           1.35%               3.80%
  2001                                         11.04        8.88          6,382           1.35                4.39
  2000                                         10.62        4.25          2,037           1.35                4.83
  1999(2)                                      10.69       (3.03)         1,682           1.35                4.70
Class Y
  2002                                       $ 11.38        7.84%     $  54,638           0.70%               4.47%
  2001                                         11.05        9.52         49,078           0.70                5.09
  2000                                         10.63        5.00         40,860           0.70                5.49
  1999                                         10.69       (1.07)        17,356           0.70                5.26
  1998                                         11.45        8.83          8,155           0.78                5.79
------------------------------------------------------------------------------------------------------------------

                                                RATIO OF           RATIO OF NET
                                             EXPENSES TO             INVESTMENT
                                                 AVERAGE                 INCOME
                                              NET ASSETS         TO AVERAGE NET      PORTFOLIO
                                              (EXCLUDING      ASSETS (EXCLUDING       TURNOVER
                                                WAIVERS)               WAIVERS)           RATE
----------------------------------------------------------------------------------------------
INTERMEDIATE TAX FREE FUND
Class A
  2002                                              1.03%                  3.69%            28%
  2001                                              1.13                   4.00             12
  2000                                              1.12                   4.19             29
  1999                                              1.12                   3.89             23
  1998                                              1.11                   3.90             27
Class Y
  2002                                              0.78%                  3.96%            28%
  2001                                              0.87                   4.26             12
  2000                                              0.87                   4.45             29
  1999                                              0.87                   4.14             23
  1998                                              0.86                   4.16             27
----------------------------------------------------------------------------------------------
MINNESOTA INTERMEDIATE TAX FREE FUND
Class A
  2002                                              1.03%                  4.09%            15%
  2001                                              1.13                   3.95             13
  2000                                              1.12                   4.17             18
  1999                                              1.12                   3.88             12
  1998                                              1.11                   3.89             24
Class Y
  2002                                              0.78%                  4.33%            15%
  2001                                              0.88                   4.20             13
  2000                                              0.87                   4.42             18
  1999                                              0.87                   4.11             12
  1998                                              0.86                   4.14             24
----------------------------------------------------------------------------------------------
MINNESOTA TAX FREE FUND(1)
Class A
  2002                                              1.09%                  4.08%            26%
  2001                                              1.18                   4.61             15
  2000                                              1.17                   5.00             34
  1999                                              1.17                   4.76             15
  1998                                              1.01                   4.99             16
Class C
  2002                                              1.84%                  3.31%            26%
  2001                                              1.58                   4.16             15
  2000                                              1.77                   4.41             34
  1999(2)                                           1.87                   4.18             15
Class Y
  2002                                              0.84%                  4.33%            26%
  2001                                              0.93                   4.86             15
  2000                                              0.93                   5.26             34
  1999                                              0.87                   5.09             15
  1998                                              0.82                   5.75             16
----------------------------------------------------------------------------------------------

(1) The financial highlights for the Minnesota Tax Free Fund as set forth herein include the historical financial highlights of the Piper Minnesota Tax-Exempt Fund Class A shares and Class Y shares. The assets of the Piper Minnesota Tax-Exempt Fund were acquired by Minnesota Tax Free Fund on July 31, 1998. In connection with this acquisition, (i) Class A shares of the Piper Minnesota Tax-Exempt Fund were exchanged for Class A shares of the Minnesota Tax Free Fund, (ii) Class Y shares of the Piper Minnesota Tax-Exempt Fund were exchanged for Class Y shares of the Minnesota Tax Free Fund. On July 31, 1998, the Fund's advisor changed from Piper Capital Management Incorporated to U.S. Bank National Association.
(2) Class of shares have been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.
(3) Total returns do not reflect sales charges. Total return would have been lower had certain expenses not been waived.

                                                                       REALIZED AND
                                          NET ASSET                      UNREALIZED        DIVIDENDS
                                              VALUE            NET         GAINS OR         FROM NET       DISTRIBUTIONS
                                          BEGINNING     INVESTMENT      (LOSSES) ON       INVESTMENT        FROM CAPITAL
                                          OF PERIOD         INCOME      INVESTMENTS           INCOME               GAINS
------------------------------------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND(1)
Class A
  2002                                      $ 12.05         $ 0.46          $  0.47          $ (0.47)            $ (0.04)
  2001(2)                                     11.54           0.46             0.50            (0.44)              (0.01)
  2000(3)                                     11.31           0.48             0.23            (0.48)                 --
  1999(4)                                     12.08           0.50            (0.74)           (0.51)              (0.02)
  1998(4)                                     11.87           0.52             0.21            (0.52)                 --
  1997(4)                                     11.69           0.56             0.18            (0.56)                 --
Class C
  2002                                      $ 12.05         $ 0.41          $  0.48          $ (0.44)            $ (0.04)
  2001(5)                                     12.03             --             0.02               --                  --
Class Y
  2002                                      $ 12.06         $ 0.48          $  0.48          $ (0.50)            $ (0.04)
  2001(2)                                     11.55           0.49             0.50            (0.47)              (0.01)
  2000(3)                                     11.32           0.50             0.23            (0.50)                 --
  1999(4)                                     12.08           0.53            (0.74)           (0.53)              (0.02)
  1998(4)                                     11.87           0.55             0.21            (0.55)                 --
  1997(4)                                     11.69           0.53             0.18            (0.53)                 --
------------------------------------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
Class A
  2002                                      $ 10.20         $ 0.41          $  0.49          $ (0.40)            $    --
  2001(6)                                     10.00           0.24             0.20            (0.24)                 --
Class C
  2002                                      $ 10.14         $ 0.36          $  0.50          $ (0.37)            $    --
  2001(6)                                     10.00           0.20             0.17            (0.23)                 --
Class Y
  2002                                      $ 10.19         $ 0.43          $  0.50          $ (0.43)            $    --
  2001(6)                                     10.00           0.26             0.19            (0.26)                 --
------------------------------------------------------------------------------------------------------------------------
OHIO TAX FREE FUND(7)
Class A
  2002                                      $ 10.00         $ 0.15          $  0.59          $ (0.16)            $    --
Class C
  2002                                      $ 10.00         $ 0.13          $  0.58          $ (0.14)            $    --
Class Y
  2002                                      $ 10.00         $ 0.16          $  0.58          $ (0.17)            $    --
------------------------------------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
Class A
  2002                                      $ 10.18         $ 0.40          $  0.31          $ (0.40)            $    --
  2001                                         9.74           0.43             0.44            (0.43)                 --
  2000                                         9.72           0.43             0.02            (0.43)                 --
  1999(8)                                     10.23           0.29            (0.51)           (0.29)                 --
Class Y
  2002                                      $ 10.18         $ 0.42          $  0.31          $ (0.42)            $    --
  2001                                         9.74           0.43             0.44            (0.43)                 --
  2000                                         9.72           0.43             0.02            (0.43)                 --
  1999                                        10.24           0.43            (0.49)           (0.43)              (0.03)
  1998                                        10.05           0.45             0.21            (0.45)              (0.02)
------------------------------------------------------------------------------------------------------------------------
TAX FREE FUND(9)
Class A
  2002                                      $ 10.99         $ 0.47          $  0.44          $ (0.46)            $    --
  2001(2)                                     10.53           0.42             0.43            (0.39)                 --
  2000(3)                                     10.20           0.40             0.34            (0.41)                 --
  1999(4)                                     11.06           0.44            (0.75)           (0.44)              (0.11)
  1998(4)                                     11.11           0.48             0.33            (0.48)              (0.38)
  1997(4)                                     10.87           0.56             0.24            (0.56)                 --
Class C
  2002                                      $ 10.96         $ 0.42          $  0.45          $ (0.43)            $    --
  2001(5)                                     10.93           0.01             0.02               --                  --
Class Y
  2002                                      $ 11.00         $ 0.49          $  0.45          $ (0.49)            $    --
  2001 (2)                                    10.53           0.44             0.45            (0.42)                 --
  2000 (3)                                    10.21           0.42             0.33            (0.43)                 --
  1999 (4)                                    11.10           0.47            (0.78)           (0.47)              (0.11)
  1998 (4)                                    11.15           0.50             0.33            (0.50)              (0.38)
  1997 (4)                                    10.90           0.59             0.25            (0.59)                 --
------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                       90

                                                                                                      RATIO OF NET
                                            NET ASSET                                    RATIO OF       INVESTMENT
                                                VALUE                   NET ASSETS    EXPENSES TO           INCOME
                                               END OF        TOTAL          END OF        AVERAGE       TO AVERAGE
                                               PERIOD   RETURN(10)     PERIOD(000)     NET ASSETS       NET ASSETS
------------------------------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND(1)
Class A
  2002                                      $   12.47         7.99%      $  26,496           0.95%            3.81%
  2001(2)                                       12.05         8.44          22,573           0.94             4.23
  2000(3)                                       11.54         6.41          19,876           0.87             4.59
  1999(4)                                       11.31        (2.09)         21,242           0.86             4.30
  1998(4)                                       12.08         6.31          23,611           0.86             4.38
  1997(4)                                       11.87         6.48          75,431           0.66             4.76
Class C
  2002                                      $   12.46         7.58%      $      21           1.35%            3.28%
  2001(5)                                       12.05         0.17              --           0.00             0.00
Class Y
  2002                                      $   12.48         8.25%      $ 142,344           0.70%            4.06%
  2001(2)                                       12.06         8.67         129,715           0.69             4.48
  2000(3)                                       11.55         6.60         126,896           0.67             4.79
  1999(4)                                       11.32        (1.81)        111,842           0.66             4.51
  1998(4)                                       12.08         6.52          94,402           0.66             4.57
  1997(4)                                       11.87         6.27          23,722           0.86             4.57
------------------------------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
Class A
  2002                                      $   10.70         9.09%      $   4,904           0.75%            3.98%
  2001(6)                                       10.20         4.48           5,090           0.55             4.12
Class C
  2002                                      $   10.63         8.66%      $     982           1.15%            3.57%
  2001(6)                                       10.14         3.71             226           0.95             3.73
Class Y
  2002                                      $   10.69         9.37%      $  27,348           0.50%            4.22%
  2001(6)                                       10.19         4.51          22,443           0.30             4.36
------------------------------------------------------------------------------------------------------------------
OHIO TAX FREE FUND(7)
Class A
  2002                                      $   10.58         7.42%      $     453           0.75%            3.25%
Class C
  2002                                      $   10.57         7.13%      $       1           1.15%            3.01%
Class Y
  2002                                      $   10.57         7.41%      $  38,083           0.50%            3.74%
------------------------------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
Class A
  2002                                      $   10.49         7.23%      $   7,030           0.85%            3.95%
  2001                                          10.18         9.08           5,477           0.70             4.27
  2000                                           9.74         4.79           3,303           0.70             4.47
  1999(8)                                        9.72        (2.22)          2,005           0.70             4.37
Class Y
  2002                                      $   10.49         7.39%      $ 151,928           0.70%            4.10%
  2001                                          10.18         9.08         153,951           0.70             4.28
  2000                                           9.74         4.78         160,124           0.70             4.47
  1999                                           9.72        (0.66)        178,411           0.70             4.30
  1998                                          10.24         6.66         187,383           0.70             4.43
------------------------------------------------------------------------------------------------------------------
TAX FREE FUND(9)
Class A
  2002                                      $   11.44         8.56%      $  43,708           0.95%            4.20%
  2001(2)                                       10.99         8.22          48,769           1.16             4.27
  2000(3)                                       10.53         7.43           1,526           0.98             4.34
  1999(4)                                       10.20        (2.87)          1,582           0.96             4.14
  1998(4)                                       11.06         7.56           1,162           0.85             4.18
  1997(4)                                       11.11         7.61             717           0.35             4.71
Class C
  2002                                      $   11.40         8.14%      $   6,199           1.35%            3.82%
  2001(5)                                       10.96         0.27           4,494           1.04             5.61
Class Y
  2002                                      $   11.45         8.84%      $ 497,140           0.70%            4.47%
  2001(2)                                       11.00         8.59         501,361           0.73             4.32
  2000(3)                                       10.53         7.63         253,803           0.78             4.54
  1999(4)                                       10.21        (2.97)        326,840           0.76             4.33
  1998(4)                                       11.10         7.76         384,518           0.56             4.52
  1997(4)                                       11.15         7.97         366,889           0.14             5.38
------------------------------------------------------------------------------------------------------------------

                                             RATIO OF          RATIO OF NET
                                          EXPENSES TO            INVESTMENT
                                              AVERAGE                INCOME
                                           NET ASSETS        TO AVERAGE NET       PORTFOLIO
                                           (EXCLUDING     ASSETS (EXCLUDING        TURNOVER
                                             WAIVERS)              WAIVERS)            RATE
-------------------------------------------------------------------------------------------
MISSOURI TAX FREE FUND(1)
Class A
  2002                                           1.06%                 3.70%             25%
  2001(2)                                        1.00                  4.17               9
  2000(3)                                        0.98                  4.48               3
  1999(4)                                        1.07                  4.09               1
  1998(4)                                        1.06                  4.18               6
  1997(4)                                        1.06                  4.36               4
Class C
  2002                                           1.81%                 2.82%             25%
  2001(5)                                        0.00                  0.00               9
Class Y
  2002                                           0.81%                 3.95%             25%
  2001(2)                                        0.75                  4.42               9
  2000(3)                                        1.08                  4.38               3
  1999(4)                                        1.07                  4.10               1
  1998(4)                                        1.06                  4.17               6
  1997(4)                                        1.06                  4.37               4
-------------------------------------------------------------------------------------------
NEBRASKA TAX FREE FUND
Class A
  2002                                           1.29%                 3.44%             35%
  2001(6)                                        1.38                  3.29              30
Class C
  2002                                           2.04%                 2.68%             35%
  2001(6)                                        1.75                  2.93              30
Class Y
  2002                                           1.04%                 3.68%             35%
  2001(6)                                        1.13                  3.53              30
-------------------------------------------------------------------------------------------
OHIO TAX FREE FUND(7)
Class A
  2002                                           1.23%                 2.77%              3%
Class C
  2002                                           1.98%                 2.18%              3%
Class Y
  2002                                           0.98%                 3.26%              3%
-------------------------------------------------------------------------------------------
OREGON INTERMEDIATE TAX FREE FUND
Class A
  2002                                           1.05%                 3.75%             18%
  2001                                           1.13                  3.84              20
  2000                                           1.13                  4.04              18
  1999(8)                                        1.12                  3.95              13
Class Y
  2002                                           0.80%                 4.00%             18%
  2001                                           0.89                  4.09              20
  2000                                           0.88                  4.29              18
  1999                                           0.87                  4.13              13
  1998                                           0.87                  4.26              20
-------------------------------------------------------------------------------------------
TAX FREE FUND(9)
Class A
  2002                                           1.02%                 4.13%             39%
  2001(2)                                        1.18                  4.25               3
  2000(3)                                        1.09                  4.23               4
  1999(4)                                        1.16                  3.94              --
  1998(4)                                        1.16                  3.87              18
  1997(4)                                        1.17                  3.89              84
Class C
  2002                                           1.77%                 3.40%             39%
  2001(5)                                        1.04                  5.61               3
Class Y
  2002                                           0.77%                 4.40%             39%
  2001(2)                                        0.74                  4.31               3
  2000(3)                                        1.19                  4.13               4
  1999(4)                                        1.16                  3.93              --
  1998(4)                                        1.16                  3.92              18
  1997(4)                                        1.17                  4.35              84
-------------------------------------------------------------------------------------------

(1) The financial highlights for the Missouri Tax Free Fund as set forth herein include the historical financial highlights of the Firstar Missouri Tax-Exempt Bond Fund Class A shares and Class I shares. The assets of the Firstar Missouri Tax-Exempt Bond Fund were acquired by Missouri Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares and Class I shares of the Firstar Missouri Tax-Exempt Bond Fund were exchanged for Class A shares and Class Y shares of Missouri Tax Free Fund, respectively.
(2) Effective in 2001, the Fund's fiscal year end was changed to September 30 from October 31.
(3) Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30.
(4)  For the fiscal year ended November 30.
(5) Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
(6) Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
(7) Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.
(8) Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.
(9) The financial highlights for the Tax Free Fund as set forth herein include the historical financial highlights of the Firstar National Municipal Bond Fund Class A shares and Class I shares. The assets of the Firstar National Municipal Bond Fund were acquired by Tax Free Fund on September 24, 2001. In connection with such acquisition, Class A shares and Class I shares of the Firstar National Municipal Bond Fund were exchanged for Class A shares and Class Y shares of Tax Free Fund, respectively. Historical per-share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the Tax Free Fund and the Firstar National Municipal Bond Fund. Firstar National Municipal Bond Fund is the accounting survivor.
(10) Total returns do not reflect sales charges. Total returns would have been lower had certain expenses not been waived.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1.   ORGANIZATION

     The First American Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, Oregon Intermediate Tax Free Fund, and Tax Free Fund (each a "Fund" and collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of the First American Family of Funds. FAIF currently offers 41 funds, including the Funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAIF's articles of incorporation permit the board of directors to create additional funds in the future.

     Each of these Funds offers Class A and Class Y shares. Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund also offer Class C shares. Class A shares of Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund are sold with a front-end sales charge of 4.25%. Class A shares of California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Oregon Intermediate Tax Free Fund are sold with a front-end sales charge of 2.25%. Class C shares are sold with a front-end sales charge of 1.00% and are subject to a contingent deferred sales charge for 18 months. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

     The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies. All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes and each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Security valuations for the Funds' investments are furnished by one or more independent pricing services that have been approved by the board of directors. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the board of directors. As of September 30, 2002, the Funds held no fair valued securities. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid on a monthly basis. Any net realized capital gains on sales of securities for a Fund are distributed to shareholders at least annually.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets or some other appropriate basis. Class specific expenses, such as 12b-1 fees, are borne by that class.

     Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-tax differences. For the fiscal year ended September 30, 2002, the Funds' income and gains (losses) for tax purposes were not significantly different than income and gains (losses) for financial statement purposes.

     The character of distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The character of the distributions paid during the fiscal years ended September 30, 2002 and 2001, was as follows (000):

                                                                                    2002
     -------------------------------------------------------------------------------------------------------------
                                                     TAX EXEMPT     ORDINARY    LONG TERM      RETURN
     FUND                                                INCOME       INCOME         GAIN  OF CAPITAL        TOTAL
     -------------------------------------------------------------------------------------------------------------
     Arizona Tax Free Fund                           $      952   $       42   $        1  $       --    $     995
     California Intermediate Tax Free Fund                1,966           10           --          --        1,976
     California Tax Free Fund                             1,155           99           21          --        1,275
     Colorado Intermediate Tax Free Fund                  2,462          122           --          --        2,584
     Colorado Tax Free Fund                               1,220           32            7          --        1,259
     Intermediate Tax Free Fund                          20,000           74           --       1,162       21,236
     Minnesota Intermediate Tax Free Fund                10,749          421           --          --       11,170
     Minnesota Tax Free Fund                              7,945           36          226          --        8,207
     Missouri Tax Free Fund                               6,741           23          546          --        7,310
     Nebraska Tax Free Fund                               1,240           --           --          --        1,240
     Ohio Tax Free Fund                                     531           17           --           5          553
     Oregon Intermediate Tax Free Fund                    6,451           --           --          --        6,451
     Tax Free Fund                                       24,041           56           --          --       24,097
     -------------------------------------------------------------------------------------------------------------

                                                                                     2001
     -------------------------------------------------------------------------------------------------------------
                                                     TAX EXEMPT     ORDINARY    LONG TERM       RETURN
     FUND                                                INCOME       INCOME         GAIN   OF CAPITAL        TOTAL
     -------------------------------------------------------------------------------------------------------------
     Arizona Tax Free Fund                           $      951   $       --   $       --   $       --   $      951
     California Intermediate Tax Free Fund                1,974           --           --           --        1,974
     California Tax Free Fund                             1,247           --           --           --        1,247
     Colorado Intermediate Tax Free Fund                  2,478           --           --           --        2,478
     Colorado Tax Free Fund                                 992            4           --           --          996
     Intermediate Tax Free Fund                          15,683            1           --           --       15,684
     Minnesota Intermediate Tax Free Fund                11,377           --           --           --       11,377
     Minnesota Tax Free Fund                              7,709           14           --           --        7,723
     Missouri Tax Free Fund                               6,050            1           59           --        6,110
     Nebraska Tax Free Fund                                 583           --           --           --          583
     Oregon Intermediate Tax Free Fund                    6,810           --           --           --        6,810
     Tax Free Fund                                       15,544           80           --           --       15,624
     -------------------------------------------------------------------------------------------------------------

     In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. The extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     As of September 30, 2002, the components of accumulated earnings on a tax basis were (000):

                                                                                               ACCUMULATED
                                               UNDISTRIBUTED   UNDISTRIBUTED  UNDISTRIBUTED    CAPITAL AND
                                                    ORDINARY      TAX EXEMPT      LONG TERM   POST-OCTOBER    UNREALIZED
     FUND                                   INCOME (DEFICIT)          INCOME  CAPITAL GAINS         LOSSES  APPRECIATION
     -------------------------------------------------------------------------------------------------------------------
     Arizona Tax Free Fund                      $         25   $          17  $          42   $         --   $     1,983
     California Intermediate Tax Free Fund                --              12             94             --         4,543
     California Tax Free Fund                             83              35             76             --         2,544
     Colorado Intermediate Tax Free Fund                  --             158             --           (472)        5,445
     Colorado Tax Free Fund                               --              45             --            (37)        3,041
     Intermediate Tax Free Fund                           (4)             --             --         (1,001)       37,115
     Minnesota Intermediate Tax Free Fund                 --             449            339             --        19,212
     Minnesota Tax Free Fund                             331              --            125             --        12,763
     Missouri Tax Free Fund                               79              --            781             --        11,475
     Nebraska Tax Free Fund                               --              14             25             --         2,006
     Ohio Tax Free Fund                                   --              --             --             --         1,932
     Oregon Intermediate Tax Free Fund                    23              35            173             --        11,593
     Tax Free Fund                                        --             427          5,994             --        41,477
     -------------------------------------------------------------------------------------------------------------------

                                                       TOTAL
                                                 ACCUMULATED
     FUND                                           EARNINGS
     -------------------------------------------------------
     Arizona Tax Free Fund                      $      2,067
     California Intermediate Tax Free Fund             4,649
     California Tax Free Fund                          2,738
     Colorado Intermediate Tax Free Fund               5,131
     Colorado Tax Free Fund                            3,049
     Intermediate Tax Free Fund                       36,110
     Minnesota Intermediate Tax Free Fund             20,000
     Minnesota Tax Free Fund                          13,219
     Missouri Tax Free Fund                           12,335
     Nebraska Tax Free Fund                            2,045
     Ohio Tax Free Fund                                1,932
     Oregon Intermediate Tax Free Fund                11,824
     Tax Free Fund                                    47,898
     -------------------------------------------------------

     On the Statements of Assets and Liabilities, the following adjustments were made (000):

                                             ACCUMULATED     UNDISTRIBUTED       ADDITIONAL
                                            NET REALIZED    NET INVESTMENT          PAID IN
            FUND                             GAIN (LOSS)            INCOME          CAPITAL
            -------------------------------------------------------------------------------
            Intermediate Tax Free Fund       $        --        $    1,162       $   (1,162)
            Minnesota Tax Free Fund                   (9)              (19)              28
            Missouri Tax Free Fund                   (82)               23               59
            Ohio Tax Free Fund                       (17)               22               (5)
            Tax Free Fund                             (6)               --                6
            -------------------------------------------------------------------------------

     As of September 30, 2002, the following Funds have capital loss carryforwards:

     FUND                                  AMOUNT (000)   EXPIRATION DATE
     --------------------------------------------------------------------
     Colorado Intermediate Tax Free Fund   $       472          2008-2009
     Colorado Tax Free Fund                          2               2010
     Intermediate Tax Free Fund                  1,001          2007-2009
     --------------------------------------------------------------------

     The Colorado Tax Free Fund incurred a loss for tax purposes of (000) $35 for the period from November 1, 2001 to September 30, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ended September 30, 2003.

     SECURITIES PURCHASED ON A WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by a Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of a Fund's net asset value if the Fund makes such investments while remaining substantially fully invested. At September 30, 2002, the Intermediate Tax Free Fund, Minnesota Tax Free Fund, Oregon Intermediate Tax Free Fund, and Tax Free Fund had outstanding when-issued commitments of $1,973,120, $6,370,856, $571,545, and $2,466,400, respectively.

     INVERSE FLOATERS - As part of their investment strategy, the Funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject a Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the net asset value of the Funds' shares may be more volatile than if the Funds did not invest in such securities. At September 30, 2002, the Tax Free Fund had investments in inverse floaters with a value of $1,049,180, which represents 0.2% of the Fund's net assets.

     HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for Missouri Tax Free Fund and Tax Free Fund, prior to September 24, 2001, is that of Firstar Missouri Tax-Exempt Bond Fund and Firstar National Municipal Bond Fund.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3.   FEES AND EXPENSES

     ADVISOR FEES - Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Asset Management, Inc., formerly known as U.S. Bancorp Piper Jaffray Asset Management, Inc. ("USBAM"), manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay USBAM a monthly fee based upon average daily net assets. The fee for each Fund is equal to an annual rate of 0.50% of the average daily net assets of the Fund. USBAM may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time-to-time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. USBAM also may absorb or reimburse expenses of the Funds from time-to-time, at its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year.

     The Funds may invest in First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses each FAIF Fund an amount equal to the investment advisory fee earned by FAF related to such investments.

     CO-ADMINISTRATION FEES - USBAM and U.S. Bancorp Fund Services, LLC ("USBFS"), formerly known as Firstar Mutual Fund Services, LLC (collectively the "Administrators"), serve as Co-Administrators pursuant to a Co-Administration agreement between the Administrators and FAIF. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the Co-Administration agreement, the Administrators are compensated to provide, or compensate other entities to provide services to the Funds. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Funds pay the Administrators at an annual rate, calculated daily and paid monthly based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Fund's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds in excess of $50 billion. In addition, the Funds pay the Administrators annual fees of $18,500 per class and additional per account fees for transfer agent services.

     For the fiscal year ended September 30, 2002, administration fees paid to USBAM and USBFS for the Funds included in this annual report were as follows:

     FUND                                            AMOUNT (000)
     ------------------------------------------------------------
     Arizona Tax Free Fund                            $     120
     California Intermediate Tax Free Fund                  157
     California Tax Free Fund                               134
     Colorado Intermediate Tax Free Fund                    183
     Colorado Tax Free Fund                                 139
     Intermediate Tax Free Fund                           1,131
     Minnesota Intermediate Tax Free Fund                   630
     Minnesota Tax Free Fund                                519
     Missouri Tax Free Fund                                 433
     Nebraska Tax Free Fund                                 137
     Ohio Tax Free Fund                                      57
     Oregon Intermediate Tax Free Fund                      394
     Tax Free Fund                                        1,272
     ------------------------------------------------------------

     CUSTODIAN FEES - U.S. Bank serves as the Funds' custodian pursuant to a custodian agreement with FAIF. The fee for each Fund is equal to an annual rate of 0.01% of average daily net assets, which is computed daily and paid monthly.

     DISTRIBUTION AND SHAREHOLDER SERVICING FEES - Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as distributor of the Funds pursuant to a distribution agreement with FAIF. Under the respective distribution agreements, each of the Funds pays Quasar a monthly distribution and/or shareholder servicing fee at an annual rate of 0.25% and 1.00% of each Fund's average daily net assets of the Class A shares and Class C shares, respectively, which may be used by Quasar to provide compensation for sales support and distribution activities. The distributor is currently waiving fees equal to 0.10% of average daily net assets for Class A shares in the California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Oregon Intermediate Tax Free Fund. For Class C shares, the distributor is currently waiving fees equal to 0.35% of average daily net assets for the Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Tax Free Fund. No distribution or shareholder servicing fees are paid by Class Y shares.

     Under the distribution agreements, Quasar paid the following amounts to affiliates of USBAM for the fiscal year ended September 30, 2002:

     FUND                                           AMOUNT (000)
     ------------------------------------------------------------
     Arizona Tax Free Fund                              $    31
     California Intermediate Tax Free Fund                    5
     California Tax Free Fund                                41
     Colorado Intermediate Tax Free Fund                      2
     Colorado Tax Free Fund                                  58
     Intermediate Tax Free Fund                              32
     Minnesota Intermediate Tax Free Fund                    19
     Minnesota Tax Free Fund                                290
     Missouri Tax Free Fund                                  50
     Nebraska Tax Free Fund                                   7
     Ohio Tax Free Fund                                      --
     Oregon Intermediate Tax Free Fund                        9
     Tax Free Fund                                          109
     ------------------------------------------------------------

     OTHER FEES - In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Fund is responsible for paying most other operating expenses including organization costs, fees and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses.

     For the fiscal year ended September 30, 2002, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Funds are partners.

     SALES CHARGES - A contingent deferred sales charge ("CDSC") of 1.00% is imposed on redemptions made in the Class C shares for the first 18 months. The CDSC is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

     For the fiscal year ended September 30, 2002, sales charges paid to affiliates of USBAM for distributing the Funds' shares were as follows:

     FUND                                       AMOUNT (000)
     --------------------------------------------------------
     Arizona Tax Free Fund                          $    --
     California Intermediate Tax Free Fund               24
     California Tax Free Fund                            20
     Colorado Intermediate Tax Free Fund                102
     Colorado Tax Free Fund                              81
     Intermediate Tax Free Fund                          34
     Minnesota Intermediate Tax Free Fund                55
     Minnesota Tax Free Fund                            148
     Missouri Tax Free Fund                              26
     Nebraska Tax Free Fund                               6
     Ohio Tax Free Fund                                   1
     Oregon Intermediate Tax Free Fund                   23
     Tax Free Fund                                       23
     --------------------------------------------------------

4.   CAPITAL SHARE TRANSACTIONS

     FAIF has 420 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the Funds were as follows (000):

                                                          ARIZONA            CALIFORNIA                                    COLORADO
                                                         TAX FREE          INTERMEDIATE            CALIFORNIA          INTERMEDIATE
                                                             FUND         TAX FREE FUND         TAX FREE FUND         TAX FREE FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                               10/1/01    10/1/00    10/1/01    10/1/00    10/1/01    10/1/00    10/1/01    10/1/00
                                                    TO         TO         TO         TO         TO         TO         TO         TO
                                               9/30/02    9/30/01    9/30/02    9/30/01    9/30/02    9/30/01    9/30/02    9/30/01
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                    279        615        162        110        149      1,606      1,023        668
  Shares issued in lieu of cash distributions       46         62         12          8         63         73         31         13
  Shares redeemed                                 (508)      (331)       (49)       (26)      (722)      (621)      (454)      (249)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                        (183)       346        125         92       (510)     1,058        600        432
-----------------------------------------------------------------------------------------------------------------------------------
Class C:
  Shares issued                                    111        213         --         --        105         73         --         --
  Shares issued in lieu of cash distributions       10          3         --         --          3          1         --         --
  Shares redeemed                                  (48)       (36)        --         --        (70)       (19)        --         --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                          73        180         --         --         38         55         --         --
-----------------------------------------------------------------------------------------------------------------------------------
Class Y:
  Shares issued                                    470        289        561        401        492        484      1,194        331
  Shares issued in lieu of cash distributions        1         --          1         --          1         --         --         --
  Shares redeemed                                  (67)       (14)      (566)      (525)       (76)      (329)    (1,284)    (1,037)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                         404        275         (4)      (124)       417        155        (90)      (706)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES          294        801        121        (32)       (55)     1,268        510       (274)
-----------------------------------------------------------------------------------------------------------------------------------

                                                         COLORADO                                MINNESOTA
                                                         TAX FREE        INTERMEDIATE         INTERMEDIATE           MINNESOTA
                                                             FUND       TAX FREE FUND        TAX FREE FUND       TAX FREE FUND
------------------------------------------------------------------------------------------------------------------------------
                                                10/1/01   10/1/00   10/1/01   10/1/00   10/1/01    10/1/00   10/1/01   10/1/00
                                                     TO        TO        TO        TO        TO         TO        TO        TO
                                                9/30/02   9/30/01   9/30/02   9/30/01   9/30/02    9/30/01   9/30/02   9/30/01
------------------------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                     227     1,385     1,106       933       801        244     3,715     2,076
  Shares issued in lieu of cash distributions        70        73        69        28        38         34       469       441
  Shares redeemed                                  (464)     (380)     (662)     (744)     (159)      (335)   (1,977)   (1,655)
  Shares issued in connection with acquisition
   of Fund net assets                                --        --        --     1,048        --         --        --        --
------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                         (167)    1,078       513     1,265       680        (57)    2,207       862
------------------------------------------------------------------------------------------------------------------------------
Class C:
  Shares issued                                     182       135        --        --        --         --       514       437
  Shares issued in lieu of cash distributions         8         3        --        --        --         --        32        13
  Shares redeemed                                   (25)       --        --        --        --         --       (94)      (64)
------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                          165       138        --        --        --         --       452       386
------------------------------------------------------------------------------------------------------------------------------
Class Y:
  Shares issued                                     751        72    10,625     2,951     2,730      3,593     1,205     1,070
  Shares issued in lieu of cash distributions         1        --       167        87        27         26        27        34
  Shares redeemed                                  (133)     (132)   (9,800)   (9,128)   (3,891)    (3,472)     (873)     (507)
  Shares issued in connection with acquisition
   of Fund net assets                                --        --        --    12,205        --         --        --        --
------------------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                          619       (60)      992     6,115    (1,134)       147       359       597
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES           617     1,156     1,505     7,380      (454)        90     3,018     1,845
------------------------------------------------------------------------------------------------------------------------------

                                                                      MISSOURI               NEBRASKA             OHIO
                                                                 TAX FREE FUND          TAX FREE FUND    TAX FREE FUND
----------------------------------------------------------------------------------------------------------------------
                                                 10/1/01    11/1/00    12/1/99   10/1/01  2/28/01 (1)      4/30/02 (1)
                                                      TO         TO         TO        TO           TO               TO
                                                 9/30/02    9/30/01   10/31/00   9/30/02      9/30/01          9/30/02
----------------------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                      349        298         68        72          512              43
  Shares issued in lieu of cash distributions         49         39         48        13            8              --
  Shares redeemed                                   (147)      (186)      (272)     (125)         (21)             --
  Shares issued in connection with acquisition
   of Fund net assets                                 --         --         --        --           --              --
---------------------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                           251        151       (156)      (40)         499              43
---------------------------------------------------------------------------------------------------------------------
Class B:
  Shares issued                                       --         10         10        --           --              --
  Shares issued in lieu of cash distributions         --          3          6        --           --              --
  Shares redeemed                                     --       (246)       (94)       --           --              --
  Shares issued in connection with acquisition
   of Fund net assets                                 --         --         --        --           --              --
---------------------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                            --       (233)       (78)       --           --              --
---------------------------------------------------------------------------------------------------------------------
Class C:
  Shares issued                                        2         --         --        69           22              --
  Shares issued in lieu of cash distributions         --         --         --         2           --              --
  Shares redeemed                                     --         --         --        (2)          --              --
  Shares issued in connection with acquisition
   of Fund net assets                                 --         --         --        --           --              --
---------------------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                             2         --         --        69           22              --
---------------------------------------------------------------------------------------------------------------------
Class S:
  Shares issued                                       --          1         --        --           --              --
  Shares redeemed                                     --         (1)        --        --           --              --
---------------------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                            --         --         --        --           --              --
---------------------------------------------------------------------------------------------------------------------
Class Y(2):
  Shares issued                                    2,815      1,554      3,713       678        2,351           4,073
  Shares issued in lieu of cash distributions         19         13         29         3           --               7
  Shares redeemed                                 (2,187)    (1,798)    (2,633)     (326)        (149)           (478)
  Shares issued in connection with acquisition
   of Fund net assets                                 --         --         --        --           --              --
---------------------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                           647       (231)     1,109       355        2,202           3,602
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES            900       (313)       875       384        2,723           3,645
---------------------------------------------------------------------------------------------------------------------

                                                               OREGON
                                                         INTERMEDIATE
                                                        TAX FREE FUND                    TAX FREE FUND
------------------------------------------------------------------------------------------------------
                                                   10/1/01    10/1/00    10/1/01    11/1/00    12/1/99
                                                        TO         TO         TO         TO         TO
                                                   9/30/02    9/30/01    9/30/02    9/30/01   10/31/00
------------------------------------------------------------------------------------------------------
Class A:
  Shares issued                                        466        228        697      1,864         20
  Shares issued in lieu of cash distributions           14          7        151          8          3
  Shares redeemed                                     (348)       (36)    (1,465)    (1,638)       (34)
  Shares issued in connection with acquisition
   of Fund net assets                                   --         --         --      4,046         --
------------------------------------------------------------------------------------------------------
TOTAL CLASS A TRANSACTIONS                             132        199       (617)     4,280        (11)
------------------------------------------------------------------------------------------------------
Class B:
  Shares issued                                         --         --         --         30         --
  Shares issued in lieu of cash distributions           --         --         --          1          2
  Shares redeemed                                       --         --         --       (108)       (14)
  Shares issued in connection with acquisition
   of Fund net assets                                   --         --         --         10         --
------------------------------------------------------------------------------------------------------
TOTAL CLASS B TRANSACTIONS                              --         --         --        (67)       (12)
------------------------------------------------------------------------------------------------------
Class C:
  Shares issued                                         --         --        133          7          8
  Shares issued in lieu of cash distributions           --         --         19         --         --
  Shares redeemed                                       --         --        (18)        --         (5)
  Shares issued in connection with acquisition
   of Fund net assets                                   --         --         --        403         --
------------------------------------------------------------------------------------------------------
TOTAL CLASS C TRANSACTIONS                              --         --        134        410          3
------------------------------------------------------------------------------------------------------
Class S:
  Shares issued                                         --         --         --         16         --
  Shares redeemed                                       --         --         --        (16)        --
------------------------------------------------------------------------------------------------------
TOTAL CLASS S TRANSACTIONS                              --         --         --         --         --
------------------------------------------------------------------------------------------------------
Class Y(2):
  Shares issued                                      1,243      1,278      7,040      4,402      2,094
  Shares issued in lieu of cash distributions           29         33         83         44          3
  Shares redeemed                                   (1,914)    (2,625)    (9,277)    (5,468)   (10,705)
  Shares issued in connection with acquisition
   of Fund net assets                                   --         --         --     20,461         --
------------------------------------------------------------------------------------------------------
TOTAL CLASS Y TRANSACTIONS                            (642)    (1,314)    (2,154)    19,439     (8,608)
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CAPITAL SHARES             (510)    (1,115)    (2,637)    24,062     (8,628)
------------------------------------------------------------------------------------------------------

(1) Commencement of operations.
(2) On September 24, 2001, the Institutional Class of Missouri Tax Free Fund and Tax Free Fund was redesignated as Class Y.

5.   INVESTMENT SECURITY TRANSACTIONS

     During the year ended September 30, 2002, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                                  PURCHASES              SALES
     ---------------------------------------------------------------------------
     Arizona Tax Free Fund                         $  8,867           $  6,101
     California Intermediate Tax Free Fund           12,001             10,799
     California Tax Free Fund                         8,452              9,105
     Colorado Intermediate Tax Free Fund             13,080              8,584
     Colorado Tax Free Fund                          11,944              6,191
     Intermediate Tax Free Fund                     135,695            133,474
     Minnesota Intermediate Tax Free Fund            39,398             43,134
     Minnesota Tax Free Fund                         67,220             44,637
     Missouri Tax Free Fund                          47,365             39,413
     Nebraska Tax Free Fund                          14,330             10,242
     Ohio Tax Free Fund                              36,671              1,081
     Oregon Intermediate Tax Free Fund               27,150             30,952
     Tax Free Fund                                  205,369            244,488
     ---------------------------------------------------------------------------

     At September 30, 2002, the total cost of securities for federal income tax purposes was the same as amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 2002, is as follows (000):

                                                                                             FEDERAL
                                                 AGGREGATE         AGGREGATE                  INCOME
                                                     GROSS             GROSS                     TAX
                                              APPRECIATION      DEPRECIATION        NET         COST
     -----------------------------------------------------------------------------------------------
     Arizona Tax Free Fund                        $  1,983             $  --   $  1,983    $  23,756
     California Intermediate Tax Free Fund           4,543                --      4,543       44,964
     California Tax Free Fund                        2,544                --      2,544       23,057
     Colorado Intermediate Tax Free Fund             5,445                --      5,445       57,114
     Colorado Tax Free Fund                          3,041                --      3,041       29,104
     Intermediate Tax Free Fund                     37,626              (511)    37,115      473,554
     Minnesota Intermediate Tax Free Fund           19,318              (106)    19,212      249,618
     Minnesota Tax Free Fund                        13,021              (258)    12,763      188,938
     Missouri Tax Free Fund                         11,475                --     11,475      155,279
     Nebraska Tax Free Fund                          2,006                --      2,006       30,813
     Ohio Tax Free Fund                              1,932                --      1,932       36,052
     Oregon Intermediate Tax Free Fund              12,045              (452)    11,593      146,019
     Tax Free Fund                                  41,510               (33)    41,477      499,885
     -----------------------------------------------------------------------------------------------

6.   CONCENTRATION OF CREDIT RISK

     The Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund, and Oregon Intermediate Tax Free Fund invest in debt instruments of municipal issuers in specific states. Although these Funds monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

     The rating of long-term securities as a percentage of the total value of investments at September 30, 2002, is as follows:

     STANDARD &                 CALIFORNIA                      COLORADO
     POOR'S/       ARIZONA    INTERMEDIATE    CALIFORNIA    INTERMEDIATE
     MOODY'S      TAX FREE        TAX FREE      TAX FREE        TAX FREE
     RATINGS:         FUND            FUND          FUND            FUND
     --------------------------------------------------------------------
     AAA/Aaa            61%             59%           51%             56%
     AA/Aa              20              13            20              17
     A/A                 5              13             9               8
     BBB/Baa             6              12            17               8
     NR                  8               3             3              11
                  -------------------------------------------------------
                       100%            100%          100%            100%
     --------------------------------------------------------------------


     STANDARD &                                   MINNESOTA
     POOR'S/      COLORADO    INTERMEDIATE     INTERMEDIATE     MINNESOTA
     MOODY'S      TAX FREE        TAX FREE         TAX FREE      TAX FREE
     RATINGS:         FUND            FUND             FUND          FUND
     ---------------------------------------------------------------------
     AAA/Aaa            62%             57%              62%           40%
     AA/Aa              13              17               23            23
     A/A                 6              11                4            13
     BBB/Baa            18               9                4             7
     NR                  1               6                7            17
                  -------------------------------------------------------
                       100%            100%             100%          100%
     ---------------------------------------------------------------------

     STANDARD &                                                           OREGON
     POOR'S/      MISSOURI                  NEBRASKA         OHIO   INTERMEDIATE
     MOODY'S      TAX FREE     TAX FREE     TAX FREE     TAX FREE       TAX FREE
     RATINGS:         FUND         FUND         FUND         FUND           FUND
     ----------------------------------------------------------------------------
     AAA/Aaa            58%          45%          67%          56%            58%
     AA/Aa              40           35           31           35             14
     A/A                 1            7            1            4             11
     BBB/Baa            --           --            1            3             10
     NR                  1           13           --            2              7
               ------------------------------------------------------------------
                       100%         100%         100%         100%           100%
     ----------------------------------------------------------------------------

     Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their highest rating.

7.   FUND MERGERS

     On August 31, 2001, shareholders of FAIF approved the Agreement and Plan of Reorganization recommended by the board of directors, providing for the acquisition of Firstar Funds, Inc. On September 24, 2001, certain portfolios of FAIF, including newly formed shell portfolios (which were organized solely to acquire the assets and continue business of certain portfolios of the Firstar Funds) merged with certain portfolios of the Firstar Funds. The following table illustrates the specifics of the mergers of certain Funds included in this annual report (000):

                                                           ACQUIRED     SHARES ISSUED TO
                                                          FUNDS NET      SHAREHOLDERS OF  ACQUIRING FUND    COMBINED     TAX STATUS
ACQUIRED FUND                ACQUIRING FUND                  ASSETS        ACQUIRED FUND      NET ASSETS  NET ASSETS    OF TRANSFER
-----------------------------------------------------------------------------------------------------------------------------------
Firstar Missouri             First American Missouri      $ 151,969                            $      --   $ 151,969    Non-taxable
 Tax-Exempt Bond Fund(1)      Tax Free Fund(2)
   Class A                      Class A                                            1,879
   Institutional Class          Class Y                                           10,734

Firstar National Municipal   First American               $ 135,097(3)                         $ 416,910   $ 552,007    Non-taxable
 Bond Fund(1)                 Tax Free Fund
   Class A                      Class A                                            3,805
   Class C                      Class C                                              408
   Institutional Class          Class Y                                            4,889

Firstar Tax-Exempt           First American Intermediate  $ 144,575(4)                         $ 340,194   $ 484,769    Non-taxable
 Intermediate Bond Fund       Tax Free Fund(1)
   Class A                      Class A                                            1,048
   Institutional Class          Class Y                                           12,205
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Accounting survivor
(2)  Shell portfolio
(3) Includes accumulated realized loss of ($436) and unrealized depreciation of ($254).
(4)  Includes accumulated realized loss of ($223) and unrealized gain of $4,176.

     On December 11, 2000, the Class A, Class B and Institutional Class shares of the Mercantile Missouri Tax-Exempt Bond Portfolio were merged into a Firstar Missouri Tax-Exempt Fund shell portfolio. The value of assets transferred at the time of the tax-free merger were $19,955, $2,602 and $130 for Class A, Class B and Institutional Class shares, respectively.

     On November 24, 2000, the Class A and Class B shares of the Firstar Stellar Insured Tax-Free Bond Fund and the Class A, Class B and Institutional Class shares of the Mercantile National Municipal Bond Portfolio were merged into a Firstar National Municipal Bond Fund shell portfolio. The value of assets transferred at the time of the tax-free merger was $153,443 and $101 for Class A and Class B shares, respectively, of the Firstar Stellar Insured Tax-Free Bond Fund and $1,524, $635 and $251,977 for Class A, Class B and Institutional Class shares, respectively, of the Mercantile National Municipal Bond Portfolio.

8.   SUBSEQUENT EVENTS

     Effective October 25, 2002, the Intermediate Tax Free Fund acquired substantially all of the assets of the Total Return Tax Exempt Bond Common Trust Fund (sponsored by U.S. Bank) in exchange for class Y shares of the Intermediate Tax Free Fund.

     On November 22, 2002, the Missouri Tax Free Fund will acquire substantially all of the assets of the Common Fund M (Joplin) Common Trust Fund (sponsored by U.S. Bank) in exchange for class Y shares of the Missouri Tax Free Fund.

NOTICE TO SHAREHOLDERS SEPTEMBER 30, 2002

     THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAWS. MOST SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES, WHICH MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED FOR INCOME TAX PURPOSES WILL BE SENT IN EARLY 2003 ON FORM 1099. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

     Dear First American Shareholders:

     For the fiscal period ended September 30, 2002, each Fund has designated long term capital gains, ordinary income and exempt income with regard to distributions paid during the year as follows:

                                            LONG TERM                       ORDINARY
                                        CAPITAL GAINS                         INCOME       RETURN            TOTAL
                                        DISTRIBUTIONS    TAX EXEMPT    DISTRIBUTIONS           OF    DISTRIBUTIONS
          FUND                            (TAX BASIS)      INTEREST      (TAX BASIS)      CAPITAL      (TAX BASIS)
          --------------------------------------------------------------------------------------------------------
          Arizona Tax Free Fund                     0%           96%               4%           0%             100%
          California Intermediate
            Tax Free Fund                           0            99                1            0              100
          California Tax Free Fund                  2            90                8            0              100
          Colorado Intermediate
            Tax Free Fund                           0            95                5            0              100
          Colorado Tax Free Fund                    1            97                2            0              100
          Intermediate Tax Free Fund                0            94                0            6              100
          Minnesota Intermediate
            Tax Free Fund                           0            96                4            0              100
          Minnesota Tax Free Fund                   3            97                0            0              100
          Missouri Tax Free Fund                    8            92                0            0              100
          Nebraska Tax Free Fund                    0           100                0            0              100
          Ohio Tax Free Fund                        0            96                3            1              100
          Oregon Intermediate
            Tax Free Fund                           0           100                0            0              100
          Tax Free Fund                             0           100                0            0              100
          --------------------------------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE FUND

Independent Directors

                                                                                                                          OTHER
                              POSITION(S)         TERM OF OFFICE                                NUMBER OF PORTFOLIOS   DIRECTORSHIPS
                                HELD              AND LENGTH OF        PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX         HELD BY
NAME, ADDRESS, AND AGE        WITH FUND            TIME SERVED          DURING PAST 5 YEARS     OVERSEEN BY DIRECTOR     DIRECTOR +
------------------------------------------------------------------------------------------------------------------------------------
Roger A. Gibson,              Director          Term expiring         Vice President, Cargo -   First American              None
1200 Algonquin Road,                            earlier of death,     United Airlines, since    Funds
Elk Grove Village, Illinois                     resignation,          July 2001; Vice           Complex: thirteen
60007 (56)                                      removal,              President, North          registered
                                                disqualification, or  America - Mountain        investment
                                                successor duly        Region for United         companies,
                                                elected and           Airlines (1995-2001)      including sixty
                                                qualified. Director                             nine portfolios
                                                of FAIF since
                                                October 1997

Andrew M. Hunter III,         Director          Term expiring         Chairman, Hunter, Keith   First American              None
537 Harrington Road,                            earlier of death,     Industries, a             Funds
Wayzata, Minnesota                              resignation,          diversified               Complex: thirteen
55391 (55)                                      removal,              manufacturing and         registered
                                                disqualification, or  services management       investment
                                                successor duly        company, since 1975       companies,
                                                elected and                                     including sixty
                                                qualified. Director                             nine portfolios
                                                of FAIF since
                                                January 1997

Leonard W. Kedrowski,         Director          Term expiring         Owner, Executive and      First American              None
16 Dellwood Avenue,                             earlier of death,     Management                Funds
Dellwood, Minnesota                             resignation,          Consulting, Inc., a       Complex: thirteen
55110 (61)                                      removal,              management consulting     registered
                                                disqualification, or  firm, since 1992; Chief   investment
                                                successor duly        Executive                 companies,
                                                elected and           Officer, Creative         including sixty
                                                qualified. Director   Promotions                nine portfolios
                                                of FAIF since         International, LLC, a
                                                November 1993         promotional award
                                                                      programs and products
                                                                      company, since 1999;
                                                                      Board member, GC
                                                                      McGuiggan Corporation
                                                                      (DBA Smyth Companies), a
                                                                      label printer, since
                                                                      1993; Advisory Board
                                                                      member, Designer Doors,
                                                                      manufacturer of designer
                                                                      doors from 1998-2002;
                                                                      acted as CEO of Graphics
                                                                      Unlimited from 1996-1998

Richard K. Riederer,          Director          Term expiring         Retired; President and    First American              None
741 Chestnut Road,                              earlier of death,     Chief Executive           Funds
Sewickley, Pennsylvania                         resignation,          Officer, Weirton Steel    Complex: thirteen
15143 (58)                                      removal,              (1995-2001);              registered
                                                disqualification, or  Director, Weirton Steel   investment
                                                successor duly        (1993-2001)               companies,
                                                elected and                                     including sixty
                                                qualified. Director                             nine portfolios
                                                of FAIF since
                                                August 2001

Joseph D. Strauss,            Director          Term expiring         Chairman of FAF's and      First American             None
8525 Edinbrook Crossing,                        earlier of death,     FAIF's Boards from         Funds
Suite 5, Brooklyn Park,                         resignation,          1993 to September 1997     Complex: thirteen
Minnesota 55443 (62)                            removal,              and of FASF's Board        registered
                                                disqualification, or  from June 1996 to          investment
                                                successor duly        September 1997;            companies,
                                                elected and           President of FAF and       including sixty
                                                qualified. Director   FAIF from June 1989 to     nine portfolios
                                                of FAIF since         November 1989; Owner
                                                April 1991            and Executive Officer,
                                                                      Excensus TM LLC,
                                                                      a consulting firm,
                                                                      since 2001; Owner and
                                                                      President, Strauss
                                                                      Management Company, a
                                                                      Minnesota holding
                                                                      company for various
                                                                      organizational
                                                                      management business
                                                                      ventures, since 1993;
                                                                      Owner, Chairman and
                                                                      Chief Executive
                                                                      Officer, Community
                                                                      Resource
                                                                      Partnerships, Inc., a
                                                                      strategic
                                                                      planning, operations
                                                                      management, government
                                                                      relations, transportation
                                                                      planning and public
                                                                      relations
                                                                      organization, since
                                                                      1993; attorney at law

                                       102

                                                                                                                      OTHER
                              POSITION(S)     TERM OF OFFICE                               NUMBER OF PORTFOLIOS   DIRECTORSHIPS
                                  HELD        AND LENGTH OF       PRINCIPAL OCCUPATION(S)    IN FUND COMPLEX         HELD BY
NAME, ADDRESS, AND AGE        WITH FUND        TIME SERVED          DURING PAST 5 YEARS    OVERSEEN BY DIRECTOR     DIRECTOR +
--------------------------------------------------------------------------------------------------------------------------------
Virginia L. Stringer,         Chair;       Chair term             Owner and                First American Funds         None
712 Linwood Avenue,           Director     three                  President, Strategic     Complex: thirteen
St. Paul, Minnesota                        years. Director        Management               registered
55105 (58)                                 term expiring          Resources, Inc., a       investment
                                           earlier of             management consulting    companies, including
                                           death,                 firm, since 1993;        sixty nine portfolios
                                           resignation, removal,  Executive Consultant
                                           disqualification, or   for State Farm
                                           successor duly         Insurance Company
                                           elected and            since 1997; formerly
                                           qualified. Chair       President and
                                           of FAIF's Board        Director, The
                                           since September        Inventure Group, a
                                           1997; Director         management consulting
                                           of FAIF since          and training company;
                                           August 1987            President,
                                                                  Scott's, Inc., a
                                                                  transportation
                                                                  company, and Vice
                                                                  President of Human
                                                                  Resources, The
                                                                  Pillsbury Company

James M. Wade,                Director     Term expiring          Owner and                First American Funds         None
2802 Wind Bluff Circle,                    earlier of             President, Jim Wade      Complex: thirteen
Wilmington, North Carolina                 death,                 Homes, a homebuilding    registered
28409 (59)                                 resignation, removal,  company, since 1999      investment
                                           disqualification, or                            companies, including
                                           successor duly                                  sixty nine portfolios
                                           elected and
                                           qualified.
                                           Director of
                                           FAIF since
                                           August 2001

Interested Director(s)

John M. Murphy, Jr.,          Director     Term expiring          Executive Vice           First American Funds         None
800 Nicollet Mall,                         earlier of             President, U.S.          Complex: thirteen
Minneapolis, Minnesota                     death,                 Bancorp since January    registered
55402 (61)*                                resignation, removal,  1999; Minnesota State    investment
                                           disqualification, or   Chairman - U.S.          companies, including
                                           successor duly         Bancorp since 2000;      sixty nine portfolios
                                           elected and            Chairman and Chief
                                           qualified.             Investment
                                           Director of            Officer, First
                                           FAIF since June        American Asset
                                           1999                   Management and
                                                                  U.S. Bank
                                                                  Trust, N.A., and
                                                                  Executive Vice
                                                                  President, U.S. Bancorp
                                                                  (1991-1999).

Officers

                                POSITION(S)          TERM OF OFFICE
NAME, ADDRESS, AND AGE             HELD              AND LENGTH OF
                                 WITH FUND            TIME SERVED        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,      President             Re-elected by        Chief Executive Officer of U.S. Bancorp Asset
U.S. Bancorp Asset                                  the Board            Management, Inc. since May 2001; Chief Executive Officer of
Management, Inc.,                                   annually;            First American Asset Management from December 2000 through
800 Nicollet Mall,                                  President of         May 2001 and of Firstar Investment & Research Management
Minneapolis, Minnesota                              FAIF since           Company from February 2001 through May 2001; Senior
55402 (40)**                                        February 2001        Managing Director and Head of Equity Research of
                                                                         U.S. Bancorp Piper Jaffray from October 1998 through
                                                                         December 2000; Senior Airline Analyst and Director, Equity
                                                                         Research of Credit Suisse First Boston through 1998

Mark S. Jordahl,              Vice President -      Re-elected by        Chief Investment Officer of U.S. Bancorp Asset
U.S. Bancorp Asset            Investments           the Board            Management, Inc. since September 2001; President and Chief
Management, Inc.,                                   annually; Vice       Investment Officer, ING Investment Management-Americas
800 Nicollet Mall,                                  President -          (September 2000 to June 2001); Senior Vice President and
Minneapolis, Minnesota                              Investments of       Chief Investment Officer, ReliaStar Financial Corp.
55402 (42)**                                        FAIF since           (January 1998 to September 2000); Executive Vice President
                                                    September 2001       and Managing Director, Washington Square Advisers
                                                                         (January 1996 to December 1997)

Jeffery M. Wilson,            Vice                  Re-elected by        Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset            President -           the Board            since May 2001; Senior Vice President of First American
Management, Inc.,             Administration        annually; Vice       Asset Management through May 2001
800 Nicollet Mall,                                  President -
Minneapolis, Minnesota                              Administration
55402 (46)**                                        of FAIF since
                                                    March 2000

Robert H. Nelson,             Treasurer             Re-elected by        Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset                                  the Board            since May 2001; Senior Vice President of First American
Management, Inc.,                                   annually;            Asset Management from 1998 through May 2001 and of Firstar
800 Nicollet                                        Treasurer of         Investment & Research Management Company from February 2001
Mall, Minneapolis,                                  FAIF since           through May 2001; Senior Vice President of Piper Capital
Minnesota 55402 (39)**                              March 2000           Management Inc. through 1998

James D. Alt,                 Secretary             Re-elected by        Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite                        the Board
1500,                                               annually;
Minneapolis, Minnesota                              Assistant
55402 (51)                                          Secretary of
                                                    FAIF from September
                                                    1998 through June
                                                    2002.Secretary of
                                                    FAIF since June
                                                    2002.

Michael J. Radmer,            Assistant             Re-elected by        Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite  Secretary             the Board
1500,                                               annually;
Minneapolis, Minnesota                              Assistant
55402 (57)                                          Secretary of
                                                    FAIF since March
                                                    2000; Secretary of
                                                    FAIF from September
                                                    1999 through March
                                                    2000

Kathleen L. Prudhomme,        Assistant             Re-elected by        Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite  Secretary             the Board
1500,                                               annually;
Minneapolis, Minnesota                              Assistant
55402 (49)                                          Secretary of
                                                    FAIF since
                                                    September 1998

Douglas G. Hess,              Assistant             Re-elected by        Assistant Vice President, Fund Compliance
615 E. Michigan Street,       Secretary             the Board            Administrator, U.S. Bancorp Fund Services, LLC (FKA Firstar
Milwaukee, Wisconsin                                annually;            Mutual Fund Services, LLC) since March 1997
53202 (35)**                                        Assistant
                                                    Secretary of
                                                    FAIF since
                                                    September 2001

* Mr. Murphy is considered an "interested" Director because of his employment with U.S. Bancorp, U.S. Bancorp Asset Management (and its predecessor, First American Asset Management) and U.S. Bank Trust National Association, and his ownership of securities issued by U.S. Bancorp.
** Messrs. Schreier, Jordahl, Wilson, and Nelson are each officers of U.S.
   Bancorp Asset Management, Inc., which serves as investment advisor for FAIF. Mr. Hess is an officer of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIF.
+ Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

FAF   First American Funds, Inc.
FAIF  First American Investment Funds, Inc.
FASF  First American Strategy Funds, Inc.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

BOARD OF DIRECTORS FIRST AMERICAN INVESTMENT FUNDS, INC.

          ROGER GIBSON
          Director of First American Investment Funds, Inc.
          Vice President of North America-Mountain Region for United Airlines

          ANDREW HUNTER III
          Director of First American Investment Funds, Inc.
          Chairman of Hunter, Keith Industries, Inc.

          LEONARD KEDROWSKI
          Director of First American Investment Funds, Inc.
          Owner and President of Executive and Management Consulting, Inc.

          JOHN MURPHY JR.
          Director of First American Investment Funds, Inc.
          Executive Vice President of U.S. Bancorp

          RICHARD RIEDERER
          Director of First American Investment Funds, Inc.
          Retired; former President and Chief Executive Officer of Weirton Steel

          JOSEPH STRAUSS
          Director of First American Investment Funds, Inc.
          Former Chairman of First American Investment Funds, Inc. Owner and President of Strauss Management Company

          VIRGINIA STRINGER
          Chairperson of First American Investment Funds, Inc.
          Owner and President of Strategic Management Resources, Inc.

          JAMES WADE
          Director of First American Investment Funds, Inc.
          Owner and President of Jim Wade Homes

[FIRST AMERICAN FUNDS(TM) LOGO]

DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

Please refer to the prospectus which contains more complete information on the First American Funds, including risks, fees, and expenses. Please read it carefully before investing or sending money. This report must be preceded or accompanied by a current prospectus.

Past performance does not guarantee future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CO-ADMINISTRATORS
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

     U.S. BANCORP FUND SERVICES, LLC
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     QUASAR DISTRIBUTORS, LLC
     615 East Michigan Street, 2nd floor
     Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     220 South Sixth Street
     Suite 1400
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Suite 1500
     Minneapolis, Minnesota 55402


FIRST AMERICAN FUNDS                                            ----------------
P.O. Box 1330                                                      Bulk Hato
Minneapolis, MN 55440-1330                                        U.s. Postage
                                                                      Paid
In an attempt to reduce shareholder                                  Mpls, MN
costs and help eliminate duplication,                           Permit No. 26388
First American Funds will try to limit                          ----------------
their mailing to one report for each
address that lists one or more                                   USPS Mailer 881
shareholders with the same last name. If                          Approved Duly
you would like additional copies, please call First American Funds Investor
Services at 800.677.FUND. Visit us at
firstamericanfunds.com.